File No. 2-86008
                                                                        811-3828


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           |X|


                  Pre-Effective Amendment No. __                           |_|


                  Post-Effective Amendment No.  31                         |X|


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   |X|



                  Amendment No.  30                                        |X|

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                      SELIGMAN MUNICIPAL FUND SERIES, INC.
               (Exact name of registrant as specified in charter)

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                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

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                 Registrant's Telephone Number: 212-850-1864 or
                             Toll-Free 800-221-2450

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                            THOMAS G. ROSE, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

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         It is  proposed  that this  filing  will  become  effective  (check the appropriate box).


|X|   immediately upon filing pursuant to paragraph (b) of rule 485

|_|   on (DATE) pursuant to paragraph (b) of rule 485

|_|   60 days after filing pursuant to paragraph (a)(i) of rule 485


|_|   on (date) pursuant to paragraph (a)(i) of rule 485

|_|   75 days after filing pursuant to paragraph (a)(ii) of rule 485

|_|   on (date) pursuant to paragraph (a)(ii) of rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


         Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2(a)(1) and a Rule 24f-2 Notice was filed by Registrant for its fiscal year ended September 30, 1997 on December 10, 1997.

                                                                File No. 2-86008

                              CROSS REFERENCE SHEET
                         POST-EFFECTIVE AMENDMENT NO. 31


                                                      PURSUANT TO RULE 481(a)
       ITEM IN PART A OF FORM N-1A                    LOCATION IN PROSPECTUS
       ---------------------------                    ----------------------
1.     Cover Page                                     Cover Page

2.     Synopsis                                       Summary of Series Expenses

3.     Condensed Financial Information                Financial Highlights

4.     General Description of Registrant              Cover Page; Organization and Capitalization

5.     Management of the Fund                         Management Services

5a.    Management's Discussion of Fund                Management Services
       Performance

6.     Capital Stock and Other Securities             Organization and Capitalization

7.     Purchase of Securities Being Offered           Alternative Distribution System; Purchase of Shares; Administration,
                                                      Shareholder Services and Distribution Plan

8.     Redemption or Repurchase                       Telephone Transactions; Redemption of Shares; Exchange Privilege;
                                                      Further Information About Transactions In The Funds

9.     Pending Legal Proceedings                      Not Applicable

ITEM IN PART B OF FORM N-1A                           LOCATION IN STATEMENT OF ADDITIONAL INFORMATION
---------------------------                           -----------------------------------------------
10.    Cover Page                                     Cover Page

11.    Table Of Contents                              Table Of Contents

12.    General Information and History                Investment Objectives, Policies and Risks; General Information;
                                                      Appendix C

13.    Investment Objectives and Policies             Investment Objectives, Policies And Risks;  Investment Limitations

14.    Management of the Fund                         Directors and Officers; Management And Expenses

15.    Control Persons and Principal                  Directors and Officers
       Holders of Securities

16.    Investment Advisory and Other Services         Management And Expenses; Distribution Services

17.    Brokerage Allocations                          Administration, Shareholder Services and Distribution Plan;
                                                      Portfolio Transactions

18.    Capital Stock and Other Securities             General Information

19.    Purchase, Redemption and Pricing of            Purchase and Redemption of Fund Shares; Valuation
       Securities Being Offered

20.    Tax Status                                     Taxes; Appendix B

21.    Underwriters                                   Distribution Services

22.    Calculation of Performance Data                Performance Information

23.    Financial Statements                           Financial Statements

SELIGMAN MUNICIPAL FUND
SERIES, INC.

SELIGMAN MUNICIPAL
SERIES TRUST

SELIGMAN NEW JERSEY
MUNICIPAL FUND, INC.

SELIGMAN PENNSYLVANIA
MUNICIPAL FUND SERIES

================================================================================


100 Park Avenue
New York, New York 10017


Table of Contents

                                                             Page
Summary of Series Expenses ...................................  3
Financial Highlights ......................................... 10
Alternative Distribution System .............................. 20
Investment Objectives and Policies ........................... 21
Management Services .......................................... 29
Purchase of Shares ........................................... 30
Telephone Transactions ....................................... 35
Redemption of Shares ......................................... 36
Administration, Shareholder Services
    and Distribution Plans ................................... 39
Exchange Privilege ........................................... 40
Further Information about
    Transactions in the Funds ................................ 42
Dividends and Gain Distributions ............................. 42
Taxes ........................................................ 43
Shareholder Information ...................................... 53
Advertising a Series' Performance ............................ 54
Organization and Capitalization .............................. 55

This prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

This prospectus is intended to constitute an offer by each Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this prospectus relating to any other Fund.


MUNI-1 2/98


================================================================================
                                   PROSPECTUS

================================================================================
                             SELIGMAN MUNICIPAL FUND
                                  SERIES, INC.

                               SELIGMAN MUNICIPAL
                                  SERIES TRUST

                               SELIGMAN NEW JERSEY
                              MUNICIPAL FUND, INC.

                              SELIGMAN PENNSYLVANIA
                              MUNICIPAL FUND SERIES
================================================================================

                                   February 1, 1998

                                 Seeking Income
                          Free From Regular Income Tax

                      SELIGMAN MUNICIPAL FUND SERIES, INC.
National Municipal Series, Colorado Municipal Series, Georgia Municipal Series,
      Louisiana Municipal Series, Maryland Municipal Series, Massachusetts Municipal Series, Michigan Municipal Series, Minnesota Municipal Series,
  Missouri Municipal Series, New York Municipal Series, Ohio Municipal Series,
           Oregon Municipal Series and South Carolina Municipal Series

                         SELIGMAN MUNICIPAL SERIES TRUST
  California Municipal High-Yield Series, California Municipal Quality Series,
          Florida Municipal Series and North Carolina Municipal Series


                    SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.
                   SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES
                   100 Park Avenue o New York, New York 10017
                       New York Telephone: (212) 850-1864
       Toll-Free Telephone: (800) 221-2450--all continental United States

                                                                February 1, 1998


       This prospectus offers shares of nineteen different series (the "Series") which include National Municipal Series (the "National Series") and twelve individual state Series of Seligman Municipal Fund Series, Inc. (the "Municipal Fund"), four individual state Series of Seligman Municipal Series Trust (the "Municipal Trust"), Seligman New Jersey Municipal Fund, Inc. (the "New Jersey Fund"), and Seligman Pennsylvania Municipal Fund Series (the "Pennsylvania Fund" and collectively with the Municipal Fund, the Municipal Trust and the New Jersey Fund, the "Funds"). Each of the Funds is a non-diversified, open-end management investment company.

       The Municipal Fund offers the following state Series: Colorado Municipal Series, Georgia Municipal Series, Louisiana Municipal Series, Maryland Municipal Series, Massachusetts Municipal Series, Michigan Municipal Series, Minnesota Municipal Series, Missouri Municipal Series, New York Municipal Series, Ohio Municipal Series, Oregon Municipal Series and South Carolina Municipal Series (collectively, the "Municipal Fund State Series"). The Municipal Trust offers the following state Series: California Municipal Quality Series, California
Municipal High-Yield Series, Florida Municipal Series and North Carolina Municipal Series (collectively, the "Municipal Trust State Series", and together with the Municipal Fund State Series, the New Jersey Fund and the Pennsylvania Fund, the "Series").

       This Prospectus sets forth concisely the information a prospective investor should know about the Funds and each individual Series before investing. Please read it carefully before you invest and keep it for future reference. Additional information about the Funds, including Statements of Additional Information, has been filed with the Securities and Exchange Commission. Statements of Additional Information are available upon request and without charge by calling or writing the Funds at the telephone numbers or the address set forth above. Each Statement of Additional Information is dated the same date as this Prospectus and is incorporated herein by reference in its entirety. (continued on following page)


 SHARES IN THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR
   ENDORSED BY, ANY BANK, AND SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
   AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
                               A CRIMINAL OFFENSE.

       The Municipal Fund's National Municipal Series seeks to provide to its shareholders maximum income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain by investing in investment grade securities the interest on which is exempt from regular federal income taxes. The investment objective of each of the individual Municipal Fund State Series is to maximize income exempt from regular federal income taxes and from personal income taxes in that state, consistent with the preservation of capital and with consideration given to opportunities for capital gain by investing in investment grade municipal securities of the designated state, its political subdivisions, municipalities and public authorities.

       The Municipal Trust State Series, except for the California Municipal High-Yield Series, each seek high income exempt from regular federal income taxes and from personal income taxes in their respective state (other than Florida which does not impose an individual income tax) consistent with preservation of capital and with consideration given to capital gain, by investing in municipal securities rated in the four highest rating categories, except that the California Municipal Quality Series pursues its investment objective by investing only in municipal securities rated in the three highest rating categories of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P").

       The California Municipal High-Yield Series seeks the maximum amount of income exempt from regular federal income taxes and California personal income taxes consistent with preservation of capital and with consideration given to capital gain by investing primarily in California municipal securities that are rated in the medium and lower rating categories of Moody's or S&P or which are unrated. The Series may invest up to 100% of its portfolio in lower rated bonds, commonly known as "junk bonds." Such securities generally offer a higher current yield than those in the higher rating categories but also involve greater price volatility and risk of loss of principal and income. The California Municipal High-Yield Series invests primarily in high-yield, high risk securities and therefore may not be suitable for all investors. Investors should carefully assess the risks associated with an investment in this Series. See "Investment Objectives and Policies--Seligman California Municipal High-Yield Series," in this Prospectus.


       The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey personal income tax consistent with preservation of capital and with consideration given to opportunities for capital gain by investing in "investment grade" New Jersey municipal securities. Investment grade securities are rated within the four highest rating categories of "Moody's" or "S&P." Throughout this Prospectus, the New Jersey gross income tax is referred to as the New Jersey personal income tax.


     The Pennsylvania Fund seeks to provide a high level of income exempt from regular federal and Pennsylvania income taxes consistent with preservation of capital by investing primarily in investment grade Pennsylvania municipal securities. Capital appreciation is not a consideration in the selection of investments. The Fund may also invest in Pennsylvania municipal securities that are unrated but are believed by the Manager (as defined below) to be of comparable quality to investment grade securities.

       There can be no assurance that a Series will achieve its objective.

       Investment  advisory and management services are provided to the Funds by
J. & W. Seligman & Co. Incorporated (the "Manager") and each Fund's distributor is Seligman Financial Services, Inc., an affiliate of the Manager. Each Series offers two classes of shares. Class A shares are sold subject to an initial sales load of up to 4.75% and an annual service fee currently charged at a rate of up to .25% of the average daily net asset value of the Class A shares. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class D shares are sold without an initial sales load but are subject to a CDSL of 1% imposed on certain redemptions within one year of purchase, an annual distribution fee of up to
 .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. Any CDSL payable upon redemption of shares will be assessed on the lesser of the current net asset value or the original purchase price of the shares redeemed. No CDSL will be imposed on shares acquired through the reinvestment of dividends or distributions received from any class of shares. See "Alternative Distribution System." Shares of the Series may be purchased through any authorized investment dealer.

                           SUMMARY OF SERIES EXPENSES


       The purpose of this table is to assist investors in understanding the various costs and expenses which shareholders of a Series bear directly or indirectly. The sales load on Class A shares is a one-time charge paid at the time of purchase of shares. Reductions in initial sales loads are available in certain circumstances. Class A shares are not subject to an initial sales load for purchases of $1,000,000 or more; however, such shares are subject to a CDSL, a one-time charge, only if the shares are redeemed within eighteen months of purchase. The CDSL on Class D shares is a one-time charge paid only if shares are redeemed within one year of purchase. For more information concerning reduction in sales loads and for more complete descriptions of the various costs and expenses see "Purchase of Shares," "Redemption of Shares" and "Management Services" herein. Each Fund's Administration, Shareholder Services and Distribution Plan, to which the caption "12b-1 Fees" relates is discussed under "Administration, Shareholder Services and Distribution Plans" herein.

                                                    NAT'L SERIES                    CO SERIES                   GA SERIES
                                              ------------------------        ----------------------       ----------------------
                                                CLASS A        CLASS D        CLASS A        CLASS D        CLASS A        CLASS D
                                                -------        ------         -------        -------        ------        ------
                                               (INITIAL       (DEFERRED      (INITIAL       (DEFERRED      (INITIAL       (DEFERRED
                                              SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD
                                             ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)  ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on
   Purchases (as percentage of
   offering price).......................          4.75%         None           4.75%          None             4.75%         None
   Sales Load on Reinvested Dividends....           None         None            None          None              None         None
   Deferred Sales Load (as percentage
      of original price or redemption
      proceeds, whichever is lower)......          None;    1% during           None;     1% during             None;    1% during
                                            except 1% in    the first       except 1%     the first         except 1%    the first
                                         first 18 months   year; None     in first 18    year; None       in first 18   year; None
                                        if initial sales   thereafter       months if    thereafter         months if   thereafter
                                         load was waived                initial sales                   initial sales
                                     in full due to size                     load was                 load was waived
                                             of purchase               waived in full                         in full
                                                                          due to size                     due to size
                                                                          of purchase                     of purchase
   Redemption Fees.......................           None         None            None          None            None           None
   Exchange Fees.........................           None         None            None          None            None           None

                                                   CLASS A      CLASS D         CLASS A       CLASS D        CLASS A         CLASS D
                                                   -------      -------         -------       -------        -------         -------
ANNUAL SERIES OPERATING EXPENSES
   FOR FISCAL 1997 (as percentage of
   average net assets)
      Management Fees....................          .50%           .50%         .50%           .50%              .50%          .50%
      12b-1 Fees.........................          .09           1.00*         .09           1.00*              .10          1.00*
      Other Expenses.....................          .25            .25          .31            .31               .29           .29
                                                  ----           ----         ----           ----              ----         -----
      Total Series Operating Expenses....          .84%          1.75%         .90%          1.81%              .89%         1.79%
                                                  ====          =====         ====           ====              ====         =====


       THE FOLLOWING  EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION  OF PAST OR FUTURE EXPENSES.  ACTUAL EXPENSES MAY BE GREATER
 OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                                       NAT'L SERIES                 CO SERIES                       GA SERIES
                                                 ----------------------        ------------------              --------------------
EXAMPLE                                          CLASS A       CLASS D         CLASS A    CLASS D             CLASS A      CLASS D
-------                                          -------       -------         -------    -------             --------     -------
An investor would pay the following expenses
on a $1,000  investment,  assuming (1) 5%
annual return and (2) redemption at the end
of each time period:
       1 yr..............................        $ 56            $ 28+          $ 56         $ 28+             $ 56         $ 28+
       3 yrs.............................          73              55             75           57                75           56
       5 yrs.............................          92              95             95           98                94           97
      10 yrs.............................         146             206            153          213               152          211

   * Includes an annual distribution fee of .75 of 1% and an annual service fee of .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

   + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: NAT'L--$18; CO--$18; GA--$18.

                                                      LA SERIES                    MD SERIES                   MA SERIES
                                              ------------------------        ----------------------       ----------------------
                                                CLASS A        CLASS D        CLASS A        CLASS D        CLASS A        CLASS D
                                                -------        ------         -------        ------         -------        ------
                                               (INITIAL       (DEFERRED      (INITIAL       (DEFERRED      (INITIAL       (DEFERRED
                                              SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD
                                             ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on
   Purchases (as percentage of
   offering price).......................          4.75%         None           4.75%          None            4.75%         None
   Sales Load on Reinvested Dividends....           None         None            None          None             None         None
   Deferred Sales Load (as percentage
      of original price or redemption
      proceeds, whichever is lower)......          None;    1% during           None;     1% during            None;    1% during
                                            except 1% in    the first       except 1%     the first        except 1%    the first
                                         first 18 months   year; None     in first 18    year; None      in first 18   year; None
                                        if initial sales   thereafter       months if    thereafter        months if   thereafter
                                         load was waived                initial sales                  initial sales
                                     in full due to size                     load was                load was waived
                                             of purchase               waived in full                        in full
                                                                          due to size                    due to size
                                                                          of purchase                    of purchase
   Redemption Fees.......................           None         None            None          None             None         None
   Exchange Fees.........................           None         None            None          None             None         None


                                                   CLASS A      CLASS D         CLASS A      CLASS D        CLASS A         CLASS D
                                                   -------      -------         -------      -------        -------         -------
ANNUAL SERIES OPERATING EXPENSES
   FOR FISCAL 1997 (as percentage of
   average net assets)
      Management Fees....................          .50%           .50%         .50%           .50%              .50%          .50%
      12b-1 Fees.........................          .10           1.00*         .09           1.00*              .10          1.00*
      Other Expenses.....................          .26            .26          .31            .31               .24           .24
                                                  ----           ----         ----           ----              ----         -----
      Total Series Operating Expenses....          .86%          1.76%         .90%          1.81%              .84%         1.74%
                                                  ====          =====         ====           ====              ====         =====


       THE FOLLOWING  EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION  OF PAST OR FUTURE EXPENSES.  ACTUAL EXPENSES MAY BE GREATER
 OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                                        LA SERIES                   MD SERIES                       MA SERIES
                                                 ----------------------        ------------------              --------------------
EXAMPLE                                          CLASS A       CLASS D         CLASS A    CLASS D             CLASS A      CLASS D
-------                                          -------       -------         --------   -------             --------     -------
An investor would pay the following expenses
on a $1,000  investment,  assuming (1) 5%
annual return and (2) redemption at the end
of each time period:
       1 yr..............................        $ 56            $ 28+          $ 56         $ 28+             $ 56         $ 28+
       3 yrs.............................          74              55             75           57                73           55
       5 yrs.............................          93              95             95           98                92           94
      10 yrs.............................         149             207            153          213               146          205

   * Includes an annual distribution fee of .75 of 1% and an annual service fee of .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

   + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: LA--$18; MO--$18; MA--$18.

                                                      MI SERIES                      MN SERIES                   MO SERIES
                                              ------------------------        ----------------------       ----------------------
                                                CLASS A        CLASS D        CLASS A        CLASS D        CLASS A        CLASS D
                                                -------        -------        -------        ------         -------        ------
                                               (INITIAL       (DEFERRED      (INITIAL       (DEFERRED      (INITIAL       (DEFERRED
                                              SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD
                                             ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on
   Purchases (as percentage of
   offering price).......................          4.75%         None           4.75%          None            4.75%          None
   Sales Load on Reinvested Dividends....           None         None            None          None             None          None
   Deferred Sales Load (as percentage
      of original price or redemption
      proceeds, whichever is lower)......          None;    1% during           None;     1% during            None;     1% during
                                            except 1% in    the first       except 1%     the first        except 1%     the first
                                         first 18 months   year; None     in first 18    year; None      in first 18    year; None
                                        if initial sales   thereafter       months if    thereafter        months if    thereafter
                                         load was waived                initial sales                  initial sales
                                     in full due to size                     load was                load was waived
                                             of purchase               waived in full                        in full
                                                                          due to size                    due to size
                                                                          of purchase                    of purchase
   Redemption Fees.......................           None         None            None          None             None          None
   Exchange Fees.........................           None         None            None          None             None          None


                                                   CLASS A      CLASS D         CLASS A       CLASS D        CLASS A         CLASS D
                                                   -------      -------         -------       -------        -------         -------
ANNUAL SERIES OPERATING EXPENSES
   FOR FISCAL 1997 (as percentage of
   average net assets)
      Management Fees....................          .50%           .50%         .50%           .50%              .50%          .50%
      12b-1 Fees.........................          .10           1.00*         .10           1.00*              .09          1.00*
      Other Expenses.....................          .21            .21          .25            .25               .30           .30
                                                  ----           ----         ----           ----              ----         -----
      Total Series Operating Expenses....          .81%          1.71%         .85%          1.75%              .89%         1.80%
                                                  ====          =====         ====           ====              ====         =====


       THE FOLLOWING  EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION  OF PAST OR FUTURE EXPENSES.  ACTUAL EXPENSES MAY BE GREATER
 OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                                       NAT'L SERIES                 CO SERIES                       GA SERIES
                                                 ----------------------        ------------------              --------------------
EXAMPLE                                          CLASS A       CLASS D         CLASS A    CLASS D             CLASS A      CLASS D
-------                                          -------       -------         -------    -------             --------     -------
An investor would pay the following expenses
on a $1,000  investment,  assuming (1) 5%
annual return and (2) redemption at the end
of each time period:
       1 yr..............................        $ 55            $ 27+          $ 56         $ 28+             $ 56         $ 28+
       3 yrs.............................          72              54             73           55                75           57
       5 yrs.............................          90              93             92           95                94           97
      10 yrs.............................         143             202            147          206               152          212

   * Includes an annual distribution fee of .75 of 1% and an annual service fee of .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

   + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: MI--$17; MN--$18; MO--$18.

                                                      NY SERIES                     OH SERIES                     OR SERIES
                                              ------------------------        ----------------------       ----------------------
                                                CLASS A        CLASS D        CLASS A        CLASS D        CLASS A        CLASS D
                                                -------        -------        -------        -------        -------        -------
                                               (INITIAL       (DEFERRED      (INITIAL       (DEFERRED      (INITIAL       (DEFERRED
                                              SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD
                                             ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on
   Purchases (as percentage of
   offering price).......................          4.75%         None           4.75%          None            4.75%          None
   Sales Load on Reinvested Dividends....           None         None            None          None             None          None
   Deferred Sales Load (as percentage
      of original price or redemption
      proceeds, whichever is lower)......          None;    1% during           None;     1% during             None;    1% during
                                            except 1% in    the first       except 1%     the first         except 1%    the first
                                         first 18 months   year; None     in first 18    year; None       in first 18   year; None
                                        if initial sales   thereafter       months if    thereafter         months if   thereafter
                                         load was waived                initial sales                   initial sales
                                     in full due to size                     load was                 load was waived
                                             of purchase               waived in full                         in full
                                                                          due to size                     due to size
                                                                          of purchase                     of purchase
   Redemption Fees.......................           None         None            None          None              None         None
   Exchange Fees.........................           None         None            None          None              None         None


                                                   CLASS A      CLASS D         CLASS A      CLASS D        CLASS A         CLASS D
                                                   -------      -------         -------      -------        -------         -------
ANNUAL SERIES OPERATING EXPENSES
   FOR FISCAL 1997 (as percentage of
   average net assets)
      Management Fees....................          .50%           .50%         .50%           .50%              .50%          .50%
      12b-1 Fees.........................          .09           1.00*         .10           1.00*              .10          1.00*
      Other Expenses.....................          .23            .23          .21            .21               .30           .30
                                                  ----           ----         ----           ----              ----         -----
      Total Series Operating Expenses....          .82%          1.73%         .81%          1.71%              .90%         1.80%
                                                  ====          =====         ====           ====              ====         =====


       THE FOLLOWING  EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION  OF PAST OR FUTURE EXPENSES.  ACTUAL EXPENSES MAY BE GREATER
 OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                                       NAT'L SERIES                 CO SERIES                       GA SERIES
                                                 ----------------------        ------------------              --------------------
EXAMPLE                                          CLASS A       CLASS D         CLASS A    CLASS D             CLASS A      CLASS D
-------                                          -------       -------         -------    -------             --------     -------
An investor would pay the following expenses
on a $1,000  investment,  assuming (1) 5%
annual return and (2) redemption at the end
of each time period:
       1 yr..............................        $ 55            $ 28+          $ 55         $ 27+             $ 56         $ 28+
       3 yrs.............................          72              54             72           54                75           57
       5 yrs.............................          91              94             90           93                95           97
      10 yrs.............................         144             204            143          202               153          212

   * Includes an annual distribution fee of .75 of 1% and an annual service fee of .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

   + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: NY--$18; OH--$17; OR--$18.

                                                      SC SERIES                CA HIGH-YIELD SERIES           CA QUALITY SERIES
                                              ------------------------        ----------------------       ----------------------
                                                CLASS A        CLASS D        CLASS A        CLASS D        CLASS A        CLASS D
                                                -------        -------        -------        -------         -------       -------
                                               (INITIAL       (DEFERRED      (INITIAL       (DEFERRED      (INITIAL       (DEFERRED
                                              SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD
                                             ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on
   Purchases (as percentage of
   offering price).......................          4.75%         None           4.75%          None             4.75%         None
   Sales Load on Reinvested Dividends....           None         None            None          None              None         None
   Deferred Sales Load (as percentage
      of original price or redemption
      proceeds, whichever is lower)......          None;    1% during           None;     1% during             None;    1% during
                                            except 1% in    the first       except 1%     the first         except 1%    the first
                                         first 18 months   year; None     in first 18    year; None       in first 18   year; None
                                        if initial sales   thereafter       months if    thereafter         months if   thereafter
                                         load was waived                initial sales                   initial sales
                                     in full due to size                     load was                 load was waived
                                             of purchase               waived in full                         in full
                                                                          due to size                     due to size
                                                                          of purchase                     of purchase
   Redemption Fees.......................           None         None            None          None              None         None
   Exchange Fees.........................           None         None            None          None              None         None


                                                   CLASS A      CLASS D         CLASS A      CLASS D        CLASS A         CLASS D
                                                   -------      -------         -------      -------        -------         -------
ANNUAL SERIES OPERATING EXPENSES
   FOR FISCAL 1997 (as percentage of
   average net assets)
      Management Fees....................          .50%           .50%         .50%           .50%              .50%          .50%
      12b-1 Fees.........................          .09           1.00*         .10           1.00*              .10          1.00*
      Other Expenses.....................          .25            .25          .27            .27               .22           .22
                                                  ----           ----         ----           ----              ----         -----
      Total Series Operating Expenses....          .84%          1.75%         .87%          1.77%              .82%         1.72%
                                                  ====          =====         ====           ====              ====         =====


       THE FOLLOWING  EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION  OF PAST OR FUTURE EXPENSES.  ACTUAL EXPENSES MAY BE GREATER
 OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                                       SC SERIES              CA HIGH-YIELD SERIES              CA QUALITY SERIES
                                                 ----------------------       --------------------             --------------------
EXAMPLE                                          CLASS A       CLASS D         CLASS A    CLASS D             CLASS A      CLASS D
-------                                          -------       -------         -------    -------             --------     -------
An investor would pay the following expenses
on a $1,000  investment,  assuming (1) 5%
annual return and (2) redemption at the end
of each time period:
       1 yr..............................        $ 56            $ 28+          $ 56         $ 28+             $ 55         $ 27+
       3 yrs.............................          73              55             74           56                72           54
       5 yrs.............................          92              95             93           96                91           93
      10 yrs.............................         146             206            150          208               144          203

   * Includes an annual distribution fee of .75 of 1% and an annual service fee of .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

   + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: SC--$18; CA HIGH-YEILD--$18; CA QUALITY--$17.

                                                     FL SERIES                      NC SERIES                     NJ SERIES
                                              ------------------------        ----------------------       ----------------------
                                                CLASS A        CLASS D        CLASS A        CLASS D        CLASS A        CLASS D
                                                -------        -------        -------        -------        -------        -------
                                               (INITIAL       (DEFERRED      (INITIAL       (DEFERRED      (INITIAL       (DEFERRED
                                              SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD     SALES LOAD
                                             ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)   ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on
   Purchases (as percentage of
   offering price).......................          4.75%         None           4.75%          None            4.75%          None
   Sales Load on Reinvested Dividends....           None         None            None          None             None          None
   Deferred Sales Load (as percentage
      of original price or redemption
      proceeds, whichever is lower)......          None;    1% during           None;     1% during            None;     1% during
                                            except 1% in    the first       except 1%     the first        except 1%     the first
                                         first 18 months   year; None     in first 18    year; None      in first 18    year; None
                                        if initial sales   thereafter       months if    thereafter        months if    thereafter
                                         load was waived                initial sales                  initial sales
                                     in full due to size                     load was                load was waived
                                             of purchase               waived in full                        in full
                                                                          due to size                    due to size
                                                                          of purchase                    of purchase
   Redemption Fees.......................           None         None            None          None             None          None
   Exchange Fees.........................           None         None            None          None             None          None


                                                   CLASS A      CLASS D         CLASS A      CLASS D        CLASS A         CLASS D
                                                   -------      -------         -------      -------        -------         -------
ANNUAL SERIES OPERATING EXPENSES
   FOR FISCAL 1997 (as percentage of
   average net assets)
      Management Fees....................          .50%           .50%         .50%           .50%              .50%          .50%
      12b-1 Fees.........................          .23           1.00*         .24           1.00*              .23          1.00*
      Other Expenses.....................          .31            .31          .35            .35               .33           .33
                                                   ----           ----         ----           ----              ----         -----
      Total Series Operating Expenses....         1.04%          1.81%        1.09%          1.85%             1.06%         1.83%
                                                  =====          =====        =====          =====              ====         =====



       THE FOLLOWING  EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION  OF PAST OR FUTURE EXPENSES.  ACTUAL EXPENSES MAY BE GREATER
 OR LESS THAN THOSE SHOWN AND THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.


                                                       FL SERIES                    NC SERIES                       NJ SERIES
                                                 ----------------------        ------------------              --------------------
EXAMPLE                                          CLASS A       CLASS D         CLASS A    CLASS D             CLASS A      CLASS D
-------                                          -------       -------         -------    -------             --------     -------
An investor would pay the following expenses
on a $1,000  investment,  assuming (1) 5%
annual return and (2) redemption at the end
of each time period:
       1 yr..............................        $ 58            $ 28+          $ 58         $ 29+             $ 58         $ 29+
       3 yrs.............................          79              57             81           58                80           58
       5 yrs.............................         102              98            105          100               103           99
      10 yrs.............................         169             213            174          217               171          215

   * Includes an annual distribution fee of .75 of 1% and an annual service fee of .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

   + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: FL--$18; NC--$19; NJ--$19.

                                                                           PA FUND
                                                                 ---------------------------
                                                                  CLASS A             CLASS D
                                                                  -------             -------
                                                                 (INITIAL            (DEFERRED
                                                                SALES LOAD          SALES LOAD
                                                               ALTERNATIVE)        ALTERNATIVE)
SHAREHOLDER TRANSACTION EXPENSES
   Maximum Sales Load Imposed on
   Purchases (as percentage of
   offering price)...................................              4.75%               None
   Sales Load on Reinvested Dividends................               None               None
   Deferred Sales Load (as percentage
      of original price or redemption
      proceeds, whichever is lower)..................              None;          1% during
                                                            except 1% in    the first year;
                                                         first 18 months               None
                                                        if initial sales         thereafter
                                                         load was waived
                                                     in full due to size
                                                             of purchase
   Redemption Fees....................................              None               None
   Exchange Fees......................................              None               None



                                                                  CLASS A             CLASS D
                                                                  -------             -------
ANNUAL SERIES OPERATING EXPENSES FOR
   FISCAL 1997 (as percentage of
   average net assets)
      Management Fees.................................               .50%              .50%
      12b-1 Fees......................................               .23              1.00*
      Other Expenses..................................               .46               .46
                                                                    ----              ----
      Total Series Operating Expenses.................              1.19%             1.96%
                                                                   =====             =====


       THE FOLLOWING  EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION  OF PAST
OR FUTURE EXPENSES.  ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN AND
THE 5% USED IN THIS EXAMPLE IS A HYPOTHETICAL RATE.



                                                                               PA FUND
                                                                      --------------------------
EXAMPLE                                                                CLASS A          CLASS D
-------                                                                -------          -------
An investor would pay
the following  expenses
on a $1,000  investment,
assuming (1) 5% annual
return and (2) redemption
at the end of each time period:
       1 yr...........................................                   $ 59              $ 30+
       3 yrs..........................................                     83                62
       5 yrs..........................................                    110               106
      10 yrs..........................................                    185               229

   * Includes an annual distribution fee of .75 of 1% and an annual service fee of .25 of 1%. Pursuant to the rules of the National Association of Securities Dealers, Inc., the aggregate deferred sales loads and annual distribution fees on Class D shares of each Series may not exceed 6.25% of total gross sales, subject to certain exclusions. The 6.25% limitation is imposed on the Series rather than on a per shareholder basis. Therefore, a long-term Class D shareholder of a Series may pay more in total sales loads
     (including distribution fees) than the economic equivalent of 6.25% of such shareholder's investment in such shares.

   + Assuming (1) 5% annual return and (2) no redemption at the end of one year, the expenses on a $1,000 investment would be: PA--$20.

                              FINANCIAL HIGHLIGHTS


       Each Series' financial highlights for Class A and Class D shares for the periods presented below have been audited by Deloitte & Touche LLP, independent auditors. This information, which is derived from the financial and accounting records of the Funds, should be read in conjunction with the fiscal 1997 financial statements and notes contained in the fiscal 1997 Annual Report of each Fund which may be obtained by calling or writing the Funds at the telephone numbers or address provided on the cover page of this Prospectus.

       "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per share basis, from the beginning net asset value to the ending net asset value so that they can understand the effect that individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.

       "Total return based on net asset value" measures a Series' performance assuming investors purchased shares at the net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value and then sold their shares at net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares. Total returns for periods of less than one year are not annualized.


                                                          NET
                                NET ASSET               REALIZED     INCREASE                                  NET         NET
                                  VALUE                     &       (DECREASE)                               INCREASE     ASSET
                                   AT         NET      UNREALIZED     FROM       DIVIDENDS  DISTRIBUTIONS   (DECREASE)   VALUE AT
PER SHARE OPERATING             BEGINNING  INVESTMENT  INVESTMENT   INVESTMENT     PAID OR     FROM NET       IN NET      END OF
  PERFORMANCE:                  OF PERIOD    INCOME@   GAIN (LOSS)  OPERATIONS    DECLARED   GAIN REALIZED  ASSET VALUE   PERIOD
-------------------             ---------  ----------  -----------  ----------   ---------  --------------  -----------  --------
NATIONAL SERIES--CLASS A
   Year ended 9/30/97........      $7.70       $0.39       $0.31       $0.70        $(0.39)         --          $0.31       $8.01
   Year ended 9/30/96........       7.58        0.40        0.12        0.52         (0.40)         --           0.12        7.70
   Year ended 9/30/95........       7.18        0.40        0.40        0.80         (0.40)         --           0.40        7.58
   Year ended 9/30/94........       8.72        0.41       (1.04)      (0.63)        (0.41)     $(0.50)         (1.54)       7.18
   Year ended 9/30/93........       8.07        0.45        0.78        1.23         (0.45)      (0.13)          0.65        8.72
   Year ended 9/30/92........       7.90        0.48        0.20        0.68         (0.48)      (0.03)          0.17        8.07
   Year ended 9/30/91........       7.44        0.49        0.54        1.03         (0.49)      (0.08)          0.46        7.90
   Year ended 9/30/90........       7.73        0.51       (0.19)       0.32         (0.51)      (0.10)         (0.29)       7.44
   Year ended 9/30/89........       7.64        0.53        0.11        0.64         (0.53)      (0.02)          0.09        7.73
   Year ended 9/30/88........       7.41        0.54        0.55        1.09         (0.54)      (0.32)          0.23        7.64
NATIONAL SERIES--CLASS D
   Year ended 9/30/97........       7.70        0.32        0.32         0.64        (0.32)         --           0.32        8.02
   Year ended 9/30/96........       7.57        0.33        0.13         0.46        (0.33)         --           0.13        7.70
   Year ended 9/30/95........       7.18        0.32        0.39         0.71        (0.32)         --           0.39        7.57
   2/1/94*- 9/30/94 .........       8.20        0.22       (1.02)       (0.80)       (0.22)         --          (1.02)       7.18
COLORADO SERIES--CLASS A
   Year ended 9/30/97........       7.27        0.37        0.15         0.52        (0.37)         --           0.15        7.42
   Year ended 9/30/96........       7.30        0.37       (0.03)        0.34        (0.37)         --          (0.03)       7.27
   Year ended 9/30/95........       7.09        0.38        0.21         0.59        (0.38)         --           0.21        7.30
   Year ended 9/30/94........       7.76        0.37       (0.59)       (0.22)       (0.37)      (0.08)         (0.67)       7.09
   Year ended 9/30/93........       7.34        0.39        0.49         0.88        (0.39)      (0.07)          0.42        7.76
   Year ended 9/30/92........       7.22        0.42        0.12         0.54        (0.42)         --           0.12        7.34
   Year ended 9/30/91........       6.91        0.44        0.31         0.75        (0.44)         --           0.31        7.22
   Year ended 9/30/90........       7.06        0.46       (0.15)        0.31        (0.46)         --          (0.15)       6.91
   Year ended 9/30/89........       6.87        0.46        0.19         0.65        (0.46)         --           0.19        7.06
   Year ended 9/30/88........       6.38        0.46        0.53         0.99        (0.46)      (0.04)          0.49        6.87
COLORADO SERIES--CLASS D
   Year ended 9/30/97........       7.27        0.30        0.15         0.45        (0.30)         --           0.15        7.42
   Year ended 9/30/96........       7.29        0.31       (0.02)        0.29        (0.31)         --          (0.02)       7.27
   Year ended 9/30/95........       7.09        0.30        0.20         0.50        (0.30)         --           0.20        7.29
   2/1/94*- 9/30/94..........       7.72        0.20       (0.63)       (0.43)       (0.20)         --          (0.63)       7.09
GEORGIA SERIES--CLASS A
   Year ended 9/30/97........       7.87        0.38        0.28         0.66        (0.38)      (0.03)          0.25        8.12
   Year ended 9/30/96........       7.81        0.39        0.11         0.50        (0.39)      (0.05)          0.06        7.87
   Year ended 9/30/95........       7.48        0.39        0.43         0.82        (0.39)      (0.10)          0.33        7.81
   Year ended 9/30/94........       8.43        0.41       (0.86)       (0.45)       (0.41)      (0.09)         (0.95)       7.48
   Year ended 9/30/93........       7.85        0.43        0.62         1.05        (0.43)      (0.04)          0.58        8.43
   Year ended 9/30/92........       7.63        0.46        0.25         0.71        (0.46)      (0.03)          0.22        7.85
   Year ended 9/30/91........       7.18        0.47        0.46         0.93        (0.47)      (0.01)          0.45        7.63
   Year ended 9/30/90........       7.30        0.48       (0.10)        0.38        (0.48)      (0.02)         (0.12)       7.18
   Year ended 9/30/89........       7.09        0.48        0.22         0.70        (0.48)      (0.01)          0.21        7.30
   Year ended 9/30/88........       6.49        0.49        0.60         1.09        (0.49)         --           0.60        7.09
GEORGIA SERIES--CLASS D
   Year ended 9/30/97........       7.88        0.31        0.28         0.59        (0.31)      (0.03)          0.25        8.13
   Year ended 9/30/96........       7.82        0.32        0.11         0.43        (0.32)      (0.05)          0.06        7.88
   Year ended 9/30/95........       7.49        0.32        0.43         0.75        (0.32)      (0.10)          0.33        7.82
   2/1/94*- 9/30/94..........       8.33        0.22       (0.84)       (0.62)       (0.22)         --          (0.84)       7.49
LOUISIANA SERIES--CLASS A
   Year ended 9/30/97........       8.16        0.41        0.23         0.64        (0.41)      (0.11)          0.12        8.28
   Year ended 9/30/96........       8.14        0.42        0.08         0.50        (0.42)      (0.06)          0.02        8.16
   Year ended 9/30/95........       7.94        0.43        0.34         0.77        (0.43)      (0.14)          0.20        8.14
   Year ended 9/30/94........       8.79        0.44       (0.77)       (0.33)       (0.44)      (0.08)         (0.85)       7.94
   Year ended 9/30/93........       8.38        0.46        0.51         0.97        (0.46)      (0.10)          0.41        8.79
   Year ended 9/30/92........       8.18        0.49        0.24         0.73        (0.49)      (0.04)          0.20        8.38
   Year ended 9/30/91........       7.70        0.50        0.50         1.00        (0.50)      (0.02)          0.48        8.18
   Year ended 9/30/90........       7.88        0.52       (0.12)        0.40        (0.52)      (0.06)         (0.18)       7.70
   Year ended 9/30/89........       7.79        0.53        0.15         0.68        (0.53)      (0.06)          0.09        7.88
   Year ended 9/30/88........       7.36        0.55        0.49         1.04        (0.55)      (0.06)          0.43        7.79

----------
   @ During the periods  stated,  the  Manager,  at its  discretion,  reimbursed certain  expenses  and/or waived all or portions of its fees.  The adjusted net  investment  income  per share and  adjusted  ratios  reflect  what the results  would have been had the Manager not  reimbursed  certain  expenses and/or not waived its fees.

   * Commencement of offering of shares.




                                                                                                                        ADJUSTED
                                                          RATIO OF                                                      RATIO OF
                                                            NET                                  ADJUSTED   ADJUSTED       NET
                             TOTAL RETURN   RATIO OF    INVESTMENT                                  NET      RATIO OF  INVESTMENT
                               BASED ON     EXPENSES      INCOME                NET ASSETS AT   INVESTMENT  EXPENSES     INCOME
PER SHARE OPERATING           NET ASSET    TO AVERAGE   TO AVERAGE   PORTFOLIO  END OF PERIOD    INCOME    TO AVERAGE  TO AVERAGE
  PERFORMANCE:                  VALUE     NET ASSETS@   NET ASSETS@  TURNOVER  (000'S OMITTED) PER SHARE@  NET ASSETS@  NET ASSETS@
  ------------                  -----     ------------  -----------  --------   -------------  ----------  ----------   ----------
National Series--Class A
   Year ended 9/30/97.........    9.40%     0.84%        5.05%          20.63%     $ 97,481
   Year ended 9/30/96.........    6.97      0.80         5.19           33.99        98,767
   Year ended 9/30/95.........   11.48      0.86         5.46           24.91       104,184
   Year ended 9/30/94.........   (7.83)     0.85         5.30           24.86       111,374
   Year ended 9/30/93.........   16.00      0.86         5.49           72.68       136,394
   Year ended 9/30/92.........    8.84      0.77         6.02           63.99       132,130
   Year ended 9/30/91.........   14.24      0.80         6.35           71.67       136,326
   Year ended 9/30/90.........    4.10      0.78         6.64           55.01       133,412
   Year ended 9/30/89.........    8.62      0.78         6.86           71.90       140,376
   Year ended 9/30/88.........   16.43      0.83         7.35           40.58       135,667
National Series--Class D
   Year ended 9/30/97.........    8.56      1.75         4.15           20.63         2,279
   Year ended 9/30/96.........    6.13      1.67         4.27           33.99         4,826
   Year ended 9/30/95.........   10.17      1.95         4.40           24.91         1,215
   2/1/94*- 9/30/94 ..........   (9.96)     1.76+        4.37+          24.86++         446
Colorado Series--Class A
   Year ended 9/30/97.........    7.30      0.90         5.01            3.99        49,780
   Year ended 9/30/96.........    4.76      0.85         5.07           12.39        52,295
   Year ended 9/30/95.........    8.56      0.93         5.31           14.70        54,858
   Year ended 9/30/94.........   (2.92)     0.86         5.06           10.07        58,197
   Year ended 9/30/93.........   12.54      0.90         5.21           14.09        67,912
   Year ended 9/30/92.........    7.74      0.81         5.81           23.22        64,900
   Year ended 9/30/91.........   11.15      0.84         6.19           14.60        64,310
   Year ended 9/30/90.........    4.38      0.85         6.47           31.89        63,173
   Year ended 9/30/89.........    9.70      0.86         6.56              --        62,515
   Year ended 9/30/88.........   16.19      0.88         6.89           12.95        66,257
Colorado Series--Class D
   Year ended 9/30/97.........    6.34      1.81         4.10            3.99           238
   Year ended 9/30/96.........    3.95      1.75         4.17           12.39           255
   Year ended 9/30/95.........    7.26      2.02         4.23           14.70           193
   2/1/94*- 9/30/94...........   (5.73)     1.78+        4.05+          10.07++          96
Georgia Series--Class A
   Year ended 9/30/97.........    8.65      0.89         4.82           12.28        50,614
   Year ended 9/30/96.........    6.56      0.83         4.94           16.24        50,995
   Year ended 9/30/95.........   11.66      0.91         5.26            3.36        57,678          $0.39     0.96%          5.21%
   Year ended 9/30/94.........   (5.52)     0.73         5.21           19.34        61,466           0.40     0.93           5.01
   Year ended 9/30/93.........   13.96      0.63         5.34           12.45        64,650           0.40     0.93           5.04
   Year ended 9/30/92.........    9.64      0.47         5.95           10.24        44,585           0.43     0.87           5.55
   Year ended 9/30/91.........   13.30      0.59         6.30            6.07        28,317           0.43     1.09           5.80
   Year ended 9/30/90.........    5.19      0.53         6.53            5.83        19,002           0.44     1.03           6.03
   Year ended 9/30/89.........   10.15      0.64         6.59              --        14,452           0.44     1.19           6.04
   Year ended 9/30/88.........   17.51      0.36         7.15            6.32         9,752           0.43     1.35           6.17
Georgia Series--Class D
   Year ended 9/30/97.........    7.67      1.79         3.92           12.28         2,640
   Year ended 9/30/96.........    5.60      1.73         4.03           16.24         2,327
   Year ended 9/30/95.........   10.58      1.90         4.28            3.36         2,079           0.31     1.95           4.23
   2/1/94*- 9/30/94...........   (7.57)     1.76+        4.28+          19.34++         849           0.21     1.90+          4.15+
Louisiana Series--Class A
   Year ended 9/30/97.........    8.17      0.86         5.08           16.08        56,199
   Year ended 9/30/96.........    6.32      0.82         5.15           10.08        57,264
   Year ended 9/30/95.........   10.30      0.89         5.44            4.82        61,988
   Year ended 9/30/94.........   (3.83)     0.87         5.31           17.16        61,441
   Year ended 9/30/93.........   12.10      0.87         5.40            9.21        67,529
   Year ended 9/30/92.........    9.13      0.80         5.89           25.45        57,931
   Year ended 9/30/91.........   13.49      0.83         6.31           20.85        50,089
   Year ended 9/30/90.........    5.20      0.81         6.62           31.54        43,475
   Year ended 9/30/89.........    9.04      0.84         6.82           12.94        43,908
   Year ended 9/30/88.........   14.69      0.85         7.19           36.01        42,521


----------
   + Annualized.

  ++ For the year ended 9/30/94.

                                      11



                                                          NET
                                NET ASSET               REALIZED     INCREASE                                  NET         NET
                                  VALUE                     &       (DECREASE)                               INCREASE     ASSET
                                   AT         NET      UNREALIZED     FROM       DIVIDENDS  DISTRIBUTIONS   (DECREASE)   VALUE AT
PER SHARE OPERATING             BEGINNING  INVESTMENT  INVESTMENT   INVESTMENT     PAID OR     FROM NET       IN NET      END OF
  PERFORMANCE:                  OF PERIOD    INCOME@   GAIN (LOSS)  OPERATIONS    DECLARED   GAIN REALIZED  ASSET VALUE   PERIOD
-------------------             ---------  ----------  -----------  ----------   ---------  --------------  -----------  --------
LOUISIANA SERIES--CLASS D
   Year ended 9/30/97........      $8.16       $0.34       $0.22        $0.56       $(0.34)     $(0.11)         $0.11       $8.27
   Year ended 9/30/96........       8.14        0.35        0.08         0.43        (0.35)      (0.06)          0.02        8.16
   Year ended 9/30/95........       7.94        0.35        0.34         0.69        (0.35)      (0.14)          0.20        8.14
   2/1/94*- 9/30/94..........       8.73        0.24       (0.79)       (0.55)       (0.24)         --          (0.79)       7.94
MARYLAND SERIES--CLASS A
   Year ended 9/30/97........       7.99        0.40        0.19         0.59        (0.40)      (0.04)          0.15        8.14
   Year ended 9/30/96........       7.96        0.40        0.06         0.46        (0.40)      (0.03)          0.03        7.99
   Year ended 9/30/95........       7.71        0.41        0.38         0.79        (0.41)      (0.13)          0.25        7.96
   Year ended 9/30/94 .......       8.64        0.42       (0.76)       (0.34)       (0.42)      (0.17)         (0.93)       7.71
   Year ended 9/30/93........       8.15        0.44        0.59         1.03        (0.44)      (0.10)          0.49        8.64
   Year ended 9/30/92........       7.94        0.46        0.24         0.70        (0.46)      (0.03)          0.21        8.15
   Year ended 9/30/91........       7.45        0.47        0.49         0.96        (0.47)         --           0.49        7.94
   Year ended 9/30/90........       7.59        0.48       (0.14)        0.34        (0.48)         --          (0.14)       7.45
   Year ended 9/30/89........       7.39        0.48        0.20         0.68        (0.48)         --           0.20        7.59
   Year ended 9/30/88........       6.87        0.47        0.56         1.03        (0.47)      (0.04)          0.52        7.39
MARYLAND SERIES--CLASS D
   Year ended 9/30/97........       7.99        0.33        0.20         0.53        (0.33)      (0.04)          0.16        8.15
   Year ended 9/30/96........       7.97        0.33        0.05         0.38        (0.33)      (0.03)          0.02        7.99
   Year ended 9/30/95........       7.72        0.33        0.38         0.71        (0.33)      (0.13)          0.25        7.97
   2/1/94*- 9/30/94 .........       8.46        0.23       (0.74)       (0.51)       (0.23)         --          (0.74)       7.72
MASSACHUSETTS SERIES--CLASS A
   Year ended 9/30/97........       7.85        0.40        0.22         0.62        (0.40)      (0.08)          0.14        7.99
   Year ended 9/30/96........       7.91        0.41        0.05         0.46        (0.41)      (0.11)         (0.06)       7.85
   Year ended 9/30/95........       7.66        0.42        0.28         0.70        (0.42)      (0.03)          0.25        7.91
   Year ended 9/30/94........       8.54        0.44       (0.67)       (0.23)       (0.44)      (0.21)         (0.88)       7.66
   Year ended 9/30/93........       8.06        0.47        0.55         1.02        (0.47)      (0.07)          0.48        8.54
   Year ended 9/30/92........       7.86        0.49        0.24         0.73        (0.49)      (0.04)          0.20        8.06
   Year ended 9/30/91........       7.26        0.50        0.62         1.12        (0.50)      (0.02)          0.60        7.86
   Year ended 9/30/90........       7.65        0.50       (0.31)        0.19        (0.50)      (0.08)         (0.39)       7.26
   Year ended 9/30/89........       7.62        0.52        0.08         0.60        (0.52)      (0.05)          0.03        7.65
   Year ended 9/30/88........       7.20        0.53        0.51         1.04        (0.53)      (0.09)          0.42        7.62
MASSACHUSETTS SERIES--CLASS D
   Year ended 9/30/97........       7.84        0.33        0.23         0.56        (0.33)      (0.08)          0.15        7.99
   Year ended 9/30/96........       7.90        0.34        0.05         0.39        (0.34)      (0.11)         (0.06)       7.84
   Year ended 9/30/95........       7.66        0.34        0.27         0.61        (0.34)      (0.03)          0.24        7.90
   2/1/94*- 9/30/94 .........       8.33        0.24       (0.67)       (0.43)       (0.24)         --          (0.67)       7.66
MICHIGAN SERIES--CLASS A
   Year ended 9/30/97........       8.46        0.43        0.23         0.66        (0.43)      (0.09)          0.14        8.60
   Year ended 9/30/96........       8.54        0.45        0.06         0.51        (0.45)      (0.14)         (0.08)       8.46
   Year ended 9/30/95........       8.28        0.46        0.30         0.76        (0.46)      (0.04)          0.26        8.54
   Year ended 9/30/94........       9.08        0.46       (0.71)       (0.25)       (0.46)      (0.09)         (0.80)       8.28
   Year ended 9/30/93........       8.68        0.47        0.59         1.06        (0.47)      (0.19)          0.40        9.08
   Year ended 9/30/92........       8.38        0.50        0.35         0.85        (0.50)      (0.05)          0.30        8.68
   Year ended 9/30/91........       7.89        0.51        0.51         1.02        (0.51)      (0.02)          0.49        8.38
   Year ended 9/30/90........       8.14        0.52       (0.16)        0.36        (0.52)      (0.09)         (0.25)       7.89
   Year ended 9/30/89........       7.94        0.54        0.23         0.77        (0.54)      (0.03)          0.20        8.14
   Year ended 9/30/88........       7.48        0.54        0.58         1.12        (0.54)      (0.12)          0.46        7.94
MICHIGAN SERIES--CLASS D
   Year ended 9/30/97........       8.45        0.36        0.23         0.59        (0.36)      (0.09)          0.14        8.59
   Year ended 9/30/96........       8.54        0.37        0.05         0.42        (0.37)      (0.14)         (0.09)       8.45
   Year ended 9/30/95........       8.28        0.37        0.30         0.67        (0.37)      (0.04)          0.26        8.54
   2/1/94*- 9/30/94..........       9.01        0.25       (0.73)       (0.48)       (0.25)         --          (0.73)       8.28
MINNESOTA SERIES--CLASS A
   Year ended 9/30/97........       7.68        0.40        0.11         0.51        (0.40)         --           0.11        7.79
   Year ended 9/30/96........       7.82        0.42       (0.12)        0.30        (0.42)      (0.02)         (0.14)       7.68
   Year ended 9/30/95........       7.72        0.45        0.11         0.56        (0.45)      (0.01)          0.10        7.82
   Year ended 9/30/94........       8.28        0.45       (0.44)        0.01        (0.45)      (0.12)         (0.56)       7.72
   Year ended 9/30/93........       7.89        0.47        0.51         0.98        (0.47)      (0.12)          0.39        8.28
   Year ended 9/30/92........       7.81        0.49        0.09         0.58        (0.49)      (0.01)          0.08        7.89
   Year ended 9/30/91........       7.49        0.49        0.32         0.81        (0.49)         --           0.32        7.81
   Year ended 9/30/90........       7.60        0.49       (0.06)        0.43        (0.49)      (0.05)         (0.11)       7.49
   Year ended 9/30/89........       7.52        0.51        0.11         0.62        (0.51)      (0.03)          0.08        7.60
   Year ended 9/30/88........       7.12        0.51        0.48         0.99        (0.51)      (0.08)          0.40        7.52
MINNESOTA SERIES--CLASS D
   Year ended 9/30/97........       7.68        0.33        0.11         0.44        (0.33)         --           0.11        7.79
   Year ended 9/30/96........       7.82        0.35       (0.12)        0.23        (0.35)      (0.02)         (0.14)       7.68
   Year ended 9/30/95........       7.73        0.38        0.10         0.48        (0.38)      (0.01)          0.09        7.82
   2/1/94*- 9/30/94 .........       8.22        0.25       (0.49)       (0.24)       (0.25)         --          (0.49)       7.73

----------
   @ During the periods  stated,  the  Manager,  at its  discretion,  reimbursed certain  expenses  and/or waived all or portions of its fees.  The adjusted net  investment  income  per share and  adjusted  ratios  reflect  what the results  would have been had the Manager not  reimbursed  certain  expenses and/or not waived its fees.

   * Commencement of offering of shares.


                                                                                                                        ADJUSTED
                                                          RATIO OF                                                      RATIO OF
                                                            NET                                  ADJUSTED   ADJUSTED       NET
                             TOTAL RETURN   RATIO OF    INVESTMENT                                  NET      RATIO OF   INVESTMENT
                               BASED ON     EXPENSES      INCOME                NET ASSETS AT   INVESTMENT   EXPENSES     INCOME
PER SHARE OPERATING           NET ASSET    TO AVERAGE   TO AVERAGE   PORTFOLIO  END OF PERIOD     INCOME    TO AVERAGE   TO AVERAGE
  PERFORMANCE:                  VALUE      NET ASSETS@  NET ASSETS@  TURNOVER  (000'S OMITTED)  PER SHARE@ NET ASSETS@  NET ASSETS@
-------------------          ------------  ----------   ----------   ---------  -------------   ----------  ----------  ----------

Louisiana Series--Class D
   Year ended 9/30/97.........    7.07%      1.76%        4.18%        16.08%      $ 509
   Year ended 9/30/96.........    5.37       1.72         4.25         10.08         389
   Year ended 9/30/95.........    9.17       1.91         4.41          4.82         465
   2/1/94*- 9/30/94...........   (6.45)      1.78+        4.33+        17.16++       704
Maryland Series--Class A
   Year ended 9/30/97.........    7.64       0.90         4.99         14.79      52,549
   Year ended 9/30/96.........    6.00       0.84         5.05          5.56      54,041
   Year ended 9/30/95.........   10.90       0.96         5.31          3.63      56,290
   Year ended 9/30/94 ........   (4.08)      0.92         5.17         17.68      57,263
   Year ended 9/30/93.........   13.23       0.97         5.28         14.10      64,472
   Year ended 9/30/92.........    9.15       0.86         5.76         29.57      57,208
   Year ended 9/30/91.........   13.26       0.88         6.09         18.84      54,068
   Year ended 9/30/90.........    4.47       0.87         6.26         16.50      47,283
   Year ended 9/30/89........     9.43       0.87         6.38          2.19      46,643
   Year ended 9/30/88.........   15.73       0.91         6.63         17.42      45,939
Maryland Series--Class D
   Year ended 9/30/97.........    6.80       1.81         4.08         14.79       2,063
   Year ended 9/30/96.........    4.91       1.72         4.14          5.56       2,047
   Year ended 9/30/95.........    9.75       2.02         4.27          3.63         630
   2/1/94*- 9/30/94 ..........   (6.21)      1.80+        4.26+        17.68++       424
Massachusetts Series--Class A
   Year ended 9/30/97.........    8.11       0.84         5.06         29.26     110,011
   Year ended 9/30/96.........    5.97       0.80         5.24         26.30     109,872
   Year ended 9/30/95.........    9.58       0.86         5.51         16.68     115,711
   Year ended 9/30/94.........   (2.94)      0.85         5.46         12.44     120,149
   Year ended 9/30/93.........   13.18       0.88         5.65         20.66     139,504
   Year ended 9/30/92.........    9.75       0.77         6.27         27.92     128,334
   Year ended 9/30/91.........   15.84       0.83         6.64         14.37     118,022
   Year ended 9/30/90.........    2.48       0.79         6.66         19.26     110,246
   Year ended 9/30/89.........    8.18       0.79         6.81          7.51     122,515
   Year ended 9/30/88.........   15.15       0.84         7.02         21.77     126,150
Massachusetts Series--Class D
   Year ended 9/30/97........      7.29      1.74         4.16         29.26       1,245
   Year ended 9/30/96........      5.01      1.70         4.32         26.30       1,405
   Year ended 9/30/95........      8.33      1.95         4.47         16.68         890
   2/1/94*- 9/30/94 .........     (5.34)     1.78+        4.52+        12.44++     1,099
Michigan Series--Class A
   Year ended 9/30/97........      8.16      0.81         5.13         10.98     143,370
   Year ended 9/30/96........      6.16      0.78         5.29         19.62     148,178
   Year ended 9/30/95........      9.56      0.87         5.50         20.48     151,589
   Year ended 9/30/94........     (2.90)     0.84         5.32         10.06     151,095
   Year ended 9/30/93........     12.97      0.83         5.41          6.33     164,638
   Year ended 9/30/92........     10.55      0.76         5.93         32.12     144,524
   Year ended 9/30/91........     13.34      0.80         6.28         22.81     129,004
   Year ended 9/30/90........      4.57      0.80         6.47         26.36     112,689
   Year ended 9/30/89........      9.91      0.81         6.67          8.24     111,180
   Year ended 9/30/88........     15.98      0.88         7.06         34.00     104,904
Michigan Series--Class D
   Year ended 9/30/97........      7.19      1.71         4.23         10.98       1,845
   Year ended 9/30/96........      5.09      1.68         4.39         19.62       1,486
   Year ended 9/30/95........      8.36      2.01         4.40         20.48       1,172
   2/1/94*- 9/30/94..........     (5.47)     1.75+        4.40+        10.06++       671
Minnesota Series--Class A
   Year ended 9/30/97.......       6.85       0.85         5.21          6.88    121,674
   Year ended 9/30/96.......       3.99       0.81         5.47         26.89    126,173
   Year ended 9/30/95.......       7.61       0.87         5.89          5.57    132,716
   Year ended 9/30/94.......       0.12       0.85         5.70          3.30    134,990
   Year ended 9/30/93.......      13.06       0.90         5.89          5.73    144,600
   Year ended 9/30/92.......       7.71       0.80         6.29         12.08    151,922
   Year ended 9/30/91.......      11.10       0.80         6.28          2.61    182,979
   Year ended 9/30/90.......       5.79       0.81         6.40         12.10    160,930
   Year ended 9/30/89.......       8.34       0.83         6.61          7.55    148,425
   Year ended 9/30/88.......      14.76       0.87         6.95         35.37    132,541
Minnesota Series--Class D
   Year ended 9/30/97.......       5.89       1.75         4.31          6.88      1,799
   Year ended 9/30/96.......       3.06       1.71         4.57         26.89      2,036
   Year ended 9/30/95.......       6.45       1.85         4.92          5.57      2,237
   2/1/94*- 9/30/94 ........      (3.08)      1.74+        4.68+         3.30++    1,649


----------
   + Annualized.

  ++ For the year ended 9/30/94.


                                                          NET
                                NET ASSET               REALIZED     INCREASE                                  NET         NET
                                  VALUE                     &       (DECREASE)                               INCREASE     ASSET
                                   AT         NET      UNREALIZED     FROM       DIVIDENDS  DISTRIBUTIONS   (DECREASE)   VALUE AT
PER SHARE OPERATING             BEGINNING  INVESTMENT  INVESTMENT   INVESTMENT     PAID OR     FROM NET       IN NET      END OF
  PERFORMANCE:                  OF PERIOD    INCOME@   GAIN (LOSS)  OPERATIONS    DECLARED   GAIN REALIZED  ASSET VALUE   PERIOD
-------------------             ---------  ----------  -----------  ----------   ---------  --------------  -----------  --------

MISSOURI SERIES--CLASS A
   Year ended 9/30/97........      $7.71        0.38       $0.19       $ 0.57       $(0.38)     $(0.08)         $0.11       $7.82
   Year ended 9/30/96........       7.70        0.39        0.08         0.47        (0.39)      (0.07)          0.01        7.71
   Year ended 9/30/95........       7.41        0.40        0.36         0.76        (0.40)      (0.07)          0.29        7.70
   Year ended 9/30/94........       8.31        0.40       (0.79)       (0.39)       (0.40)      (0.11)         (0.90)       7.41
   Year ended 9/30/93........       7.80        0.42        0.57         0.99        (0.42)      (0.06)          0.51        8.31
   Year ended 9/30/92........       7.72        0.44        0.15         0.59        (0.44)      (0.07)          0.08        7.80
   Year ended 9/30/91........       7.22        0.46        0.50         0.96        (0.46)         --           0.50        7.72
   YEAR ENDED 9/30/90               7.28        0.45       (0.06)        0.39        (0.45)         --          (0.06)       7.22
   Year ended 9/30/89........       7.10        0.47        0.18         0.65        (0.47)         --           0.18        7.28
   Year ended 9/30/88........       6.57        0.48        0.58         1.06        (0.48)      (0.05)          0.53        7.10
MISSOURI SERIES--CLASS D
   Year ended 9/30/97........       7.72        0.31        0.18         0.49        (0.31)      (0.08)          0.10        7.82
   Year ended 9/30/96........       7.70        0.32        0.09         0.41        (0.32)      (0.07)          0.02        7.72
   Year ended 9/30/95........       7.41        0.32        0.36         0.68        (0.32)      (0.07)          0.29        7.70
  2/1/94*- 9/30/94 .........        8.20        0.22       (0.79)       (0.57)       (0.22)         --          (0.79)       7.41
NEW YORK SERIES--CLASS A
   Year ended 9/30/97........       7.98        0.41        0.32         0.73        (0.41)      (0.02)          0.30        8.28
   Year ended 9/30/96........       7.86        0.42        0.12         0.54        (0.42)         --           0.12        7.98
   Year ended 9/30/95........       7.67        0.42        0.36         0.78        (0.42)      (0.17)          0.19        7.86
   Year ended 9/30/94........       8.75        0.43       (0.88)       (0.45)       (0.43)      (0.20)         (1.08)       7.67
   Year ended 9/30/93........       8.13        0.45        0.74         1.19        (0.45)      (0.12)          0.62        8.75
   Year ended 9/30/92........       7.94        0.49        0.26         0.75        (0.49)      (0.07)          0.19        8.13
   Year ended 9/30/91........       7.40        0.50        0.54         1.04        (0.50)         --           0.54        7.94
   Year ended 9/30/90........       7.71        0.51       (0.26)        0.25        (0.51)      (0.05)         (0.31)       7.40
   Year ended 9/30/89........       7.57        0.52        0.17         0.69        (0.52)      (0.03)          0.14        7.71
   Year ended 9/30/88........       7.28        0.52        0.48         1.00        (0.52)      (0.19)          0.29        7.57
NEW YORK SERIES--CLASS D
   Year ended 9/30/97........       7.98        0.34        0.33         0.67        (0.34)      (0.02)          0.31        8.29
   Year ended 9/30/96........       7.87        0.34        0.11         0.45        (0.34)         --           0.11        7.98
   Year ended 9/30/95........       7.67        0.34        0.37         0.71        (0.34)      (0.17)          0.20        7.87
   2/1/94*- 9/30/94 .........       8.55        0.23       (0.88)       (0.65)       (0.23)         --          (0.88)       7.67
OHIO SERIES--CLASS A
   Year ended 9/30/97........       8.09        0.42        0.17         0.59        (0.42)      (0.07)          0.10        8.19
   Year ended 9/30/96........       8.11        0.43        0.02         0.45        (0.43)      (0.04)         (0.02)       8.09
   Year ended 9/30/95........       7.90        0.44        0.28         0.72        (0.44)      (0.07)          0.21        8.11
   Year ended 9/30/94........       8.77        0.44       (0.70)       (0.26)       (0.44)      (0.17)         (0.87)       7.90
   Year ended 9/30/93........       8.28        0.46        0.56         1.02        (0.46)      (0.07)          0.49        8.77
   Year ended 9/30/92........       8.06        0.49        0.26         0.75        (0.49)      (0.04)          0.22        8.28
   Year ended 9/30/91........       7.62        0.51        0.45         0.96        (0.51)      (0.01)          0.44        8.06
   Year ended 9/30/90........       7.80        0.52       (0.08)        0.44        (0.52)      (0.10)         (0.18)       7.62
   Year ended 9/30/89........       7.71        0.54        0.11         0.65        (0.54)      (0.02)          0.09        7.80
   Year ended 9/30/88........       7.38        0.54        0.53         1.07        (0.54)      (0.20)          0.33        7.71
OHIO SERIES--CLASS D
   Year ended 9/30/97........       8.13        0.35        0.17         0.52        (0.35)      (0.07)          0.10        8.23
   Year ended 9/30/96........       8.15        0.36        0.02         0.38        (0.36)      (0.04)         (0.02)       8.13
   Year ended 9/30/95........       7.92        0.36        0.30         0.66        (0.36)      (0.07)          0.23        8.15
   2/1/94*- 9/30/94 .........       8.61        0.24       (0.69)       (0.45)       (0.24)         --          (0.69)       7.92
OREGON SERIES--CLASS A
   Year ended 9/30/97........       7.65        0.38        0.26         0.64        (0.38)      (0.04)          0.22        7.87
   Year ended 9/30/96........       7.66        0.40          --         0.40        (0.40)      (0.01)         (0.01)       7.65
   Year ended 9/30/95........       7.43        0.40        0.25         0.65        (0.40)      (0.02)          0.23        7.66
   Year ended 9/30/94........       8.08        0.40       (0.59)       (0.19)       (0.40)      (0.06)         (0.65)       7.43
   Year ended 9/30/93........       7.60        0.42        0.48         0.90        (0.42)         --           0.48        8.08
   Year ended 9/30/92........       7.42        0.42        0.18         0.60        (0.42)         --           0.18        7.60
   Year ended 9/30/91........       6.96        0.44        0.46         0.90        (0.44)         --           0.46        7.42
   Year ended 9/30/90........       7.05        0.44       (0.09)        0.35        (0.44)         --          (0.09)       6.96
   Year ended 9/30/89........       6.83        0.44        0.22         0.66        (0.44)         --           0.22        7.05
   Year ended 9/30/88........       6.21        0.45        0.62         1.07        (0.45)         --           0.62        6.83
OREGON SERIES--CLASS D
   Year ended 9/30/97........       7.64        0.31        0.27         0.58        (0.31)      (0.04)          0.23        7.87
   Year ended 9/30/96........       7.65        0.33          --         0.33        (0.33)      (0.01)         (0.01)       7.64
   Year ended 9/30/95........       7.43        0.33        0.24         0.57        (0.33)      (0.02)          0.22        7.65
   2/1/94*- 9/30/94 .........       8.02        0.22       (0.59)       (0.37)       (0.22)         --          (0.59)       7.43
SOUTH CAROLINA SERIES--CLASS A
   Year ended 9/30/97........       8.07        0.40        0.22         0.62        (0.40)      (0.13)          0.09        8.16
   Year ended 9/30/96........       7.97        0.41        0.12         0.53        (0.41)      (0.02)          0.10        8.07
   Year ended 9/30/95........       7.61        0.41        0.37         0.78        (0.41)      (0.01)          0.36        7.97
   Year ended 9/30/94........       8.52        0.41       (0.79)       (0.38)       (0.41)      (0.12)         (0.91)       7.61
   Year ended 9/30/93........       8.00        0.43        0.54         0.97        (0.43)      (0.02)          0.52        8.52
   Year ended 9/30/92........       7.71        0.45        0.31         0.76        (0.45)      (0.02)          0.29        8.00
   Year ended 9/30/91........       7.23        0.46        0.52         0.98        (0.46)      (0.04)          0.48        7.71
   Year ended 9/30/90........       7.37        0.48       (0.14)        0.34        (0.48)         --          (0.14)       7.23
   Year ended 9/30/89........       7.21        0.48        0.17         0.65        (0.48)      (0.01)          0.16        7.37
   Year ended 9/30/88........       6.67        0.50        0.54         1.04        (0.50)         --           0.54        7.21


----------
   @ During the periods  stated,  the  Manager,  at its  discretion,  reimbursed certain  expenses  and/or waived all or portions of its fees.  The adjusted net  investment  income  per share and  adjusted  ratios  reflect  what the results  would have been had the Manager not  reimbursed  certain  expenses and/or not waived its fees.

   * Commencement of offering of shares.

                                                                                                                         ADJUSTED
                                                          RATIO OF                                                       RATIO OF
                                                            NET                                  ADJUSTED   ADJUSTED       NET
                             TOTAL RETURN   RATIO OF    INVESTMENT                                  NET      RATIO OF   INVESTMENT
                               BASED ON     EXPENSES      INCOME                NET ASSETS AT   INVESTMENT  EXPENSES      INCOME
PER SHARE OPERATING           NET ASSET    TO AVERAGE   TO AVERAGE   PORTFOLIO  END OF PERIOD     INCOME   TO AVERAGE    TO AVERAGE
  PERFORMANCE:                  VALUE      NET ASSETS@  NET ASSETS@  TURNOVER   (000'S OMITTED) PER SHARE@ NET ASSETS@  NET ASSETS@
-------------------          ------------  ----------   ----------   ---------  --------------  ----------  ---------- ------------

Missouri Series--Class A
   Year ended 9/30/97.......      7.70%     0.89%        4.93%          6.47%      $ 52,766
   Year ended 9/30/96.......      6.27      0.86         5.03           8.04         49,941
   Year ended 9/30/95.......     10.67      0.88         5.31           3.88         51,169     $0.39        0.93%          5.26%
   Year ended 9/30/94.......     (4.85)     0.74         5.18          14.33         52,621      0.39        0.88           5.04
   Year ended 9/30/93.......     13.17      0.71         5.29          17.03         56,861      0.41        0.91           5.09
   Year ended 9/30/92.......      7.87      0.83         5.71          18.80         49,459
   Year ended 9/30/91.......     13.61      0.88         6.10          16.30         47,659
   Year ended 9/30/90             5.47      0.84         6.20          30.46         50,875
   Year ended 9/30/89.......      9.33      0.96         6.43          32.81         49,162
   Year ended 9/30/88.......     16.74      0.86         6.88          12.32         58,457
Missouri Series--Class D
   Year ended 9/30/97.......      6.60      1.80         4.02           6.47            474
   Year ended 9/30/96.......      5.46      1.76         4.13           8.04            565
   Year ended 9/30/95.......      9.49      1.98         4.23           3.88            515      0.32        2.03           4.18
   2/1/94*- 9/30/94 ........     (7.16)     1.70+        4.27+         14.33++          350      0.22        1.80+          4.17+
New York Series--Class A
   Year ended 9/30/97.......      9.45      0.82         5.09          23.83         83,528
   Year ended 9/30/96.......      6.97      0.77         5.24          25.88         82,719
   Year ended 9/30/95.......     10.93      0.88         5.52          34.05         83,980
   Year ended 9/30/94.......     (5.37)     0.87         5.31          28.19         90,914
   Year ended 9/30/93.......     15.26      0.94         5.37          27.90        104,685
   Year ended 9/30/92.......      9.80      0.79         6.09          42.90         92,681
   Year ended 9/30/91.......     14.56      0.80         6.57          44.57         83,684
   Year ended 9/30/90.......      3.19      0.79         6.65          32.14         77,766
   Year ended 9/30/89.......      9.35      0.80         6.78          47.69         75,471
   Year ended 9/30/88.......     14.74      0.86         6.96          62.42         74,238
New York Series--Class D
   Year ended 9/30/97.......      8.60      1.73         4.18          23.83          1,572
   Year ended 9/30/96.......      5.86      1.68         4.33          25.88          1,152
   Year ended 9/30/95.......      9.87      1.96         4.42          34.05            885
   2/1/94*- 9/30/94 ........     (7.73)     1.81+        4.39+         28.19++          476
Ohio Series--Class A
   Year ended 9/30/97.......      7.54      0.81         5.19          11.76        154,419
   Year ended 9/30/96.......      5.68      0.77         5.32          12.90        162,243
   Year ended 9/30/95.......      9.59      0.84         5.56           2.96        170,191
   Year ended 9/30/94.......     (3.08)     0.84         5.34           9.37        171,469
   Year ended 9/30/93.......     12.81      0.85         5.44          30.68        190,083
   Year ended 9/30/92.......      9.68      0.75         6.02           7.15        170,427
   Year ended 9/30/91.......     12.96      0.77         6.42          13.95        156,179
   Year ended 9/30/90.......      5.70      0.77         6.63          16.05        136,251
   Year ended 9/30/89.......      8.74      0.79         6.91          12.72        131,900
   Year ended 9/30/88.......     15.76      0.83         7.20          26.71        122,386
Ohio Series--Class D
   Year ended 9/30/97.......      6.57      1.71         4.29          11.76          1,160
   Year ended 9/30/96.......      4.74      1.67         4.42          12.90          1,011
   Year ended 9/30/95.......      8.67      1.93         4.48           2.96            660
   2/1/94*- 9/30/94 ........     (5.36)     1.78+        4.41+          9.37++          324
Oregon Series--Class A
   Year ended 9/30/97.......      8.60      0.90         4.88          19.46         55,239
   Year ended 9/30/96.......      5.27      0.86         5.18          28.65         57,345
   Year ended 9/30/95.......      9.05      0.86         5.40           2.47         59,549      0.40        0.91           5.35
   Year ended 9/30/94.......     (2.38)     0.78         5.20           9.43         59,884      0.39        0.89           5.09
   Year ended 9/30/93.......     12.21      0.78         5.35           8.08         62,095      0.41        0.93           5.20
   Year ended 9/30/92.......      8.35      0.68         5.63           0.21         48,797      0.42        0.83           5.48
   Year ended 9/30/91.......     13.25      0.71         6.06           7.60         39,350      0.42        0.91           5.96
   Year ended 9/30/90.......      4.99      0.72         6.17           4.09         32,221      0.42        0.93           5.96
   Year ended 9/30/89.......      9.95      0.64         6.34           0.19         30,510      0.42        0.96           6.03
   Year ended 9/30/88.......     17.89      0.54         6.86           3.94         26,609      0.42        1.01           6.39
Oregon Series--Class D
   Year ended 9/30/97.......      7.77      1.80         3.98          19.46          1,678
   Year ended 9/30/96.......      4.33      1.76         4.28          28.65          1,540
   Year ended 9/30/95.......      7.86      1.83         4.41           2.47          1,495      0.33        1.88           4.36
   2/1/94*- 9/30/94 ........     (4.76)     1.72+        4.32+          9.43++          843      0.22        1.82+          4.22+
South Carolina Series--Class A
   Year ended 9/30/97.......      7.99      0.84         5.04            --          101,018
   Year ended 9/30/96.......      6.82      0.80         5.15          20.66         108,163
   Year ended 9/30/95.......     10.69      0.88         5.38           4.13         112,421
   Year ended 9/30/94.......     (4.61)     0.83         5.12           1.81         115,133
   Year ended 9/30/93.......     12.52      0.85         5.19          17.69         120,589
   Year ended 9/30/92.......     10.08      0.81         5.71           3.37          82,882
   Year ended 9/30/91.......     13.95      0.81         6.14           9.05          63,863     0.45        0.91           6.04
   Year ended 9/30/90.......      4.48      0.73         6.47          15.26          49,234     0.47        0.84           6.35
   Year ended 9/30/89.......      9.41      0.68         6.48           0.03          46,487     0.46        0.88           6.28
   Year ended 9/30/88.......     16.18      0.33         7.03          12.36          26,385     0.45        1.00           6.36


----------
   + Annualized.

  ++ For the year ended 9/30/94.


                                                          NET
                                NET ASSET               REALIZED     INCREASE                                  NET         NET
                                  VALUE                     &       (DECREASE)                               INCREASE     ASSET
                                   AT         NET      UNREALIZED     FROM       DIVIDENDS  DISTRIBUTIONS   (DECREASE)   VALUE AT
PER SHARE OPERATING             BEGINNING  INVESTMENT  INVESTMENT   INVESTMENT     PAID OR     FROM NET       IN NET      END OF
  PERFORMANCE:                  OF PERIOD    INCOME@  GAIN (LOSS)  OPERATIONS    DECLARED   GAIN REALIZED  ASSET VALUE   PERIOD
-------------------             ---------  ----------  -----------  ----------   ---------  --------------  -----------  --------

SOUTH CAROLINA SERIES--CLASS D
   Year ended 9/30/97........      $8.06       $0.33       $0.23        $0.56       $(0.33)     $(0.13)         $0.10       $8.16
   Year ended 9/30/96........       7.97        0.34        0.11         0.45        (0.34)      (0.02)          0.09        8.06
   Year ended 9/30/95........       7.61        0.34        0.37         0.71        (0.34)      (0.01)          0.36        7.97
   2/1/94*- 9/30/94 .........       8.42        0.22       (0.81)       (0.59)       (0.22)         --          (0.81)       7.61
CALIFORNIA HIGH-YIELD SERIES--CLASS A
   Year ended 9/30/97........       6.50        0.34        0.20         0.54        (0.34)      (0.09)           0.11       6.61
   YEAR ENDED 9/30/96........       6.47        0.36        0.05         0.41        (0.36)      (0.02)           0.03       6.50
   Year ended 9/30/95........       6.30        0.37        0.17         0.54        (0.37)         --            0.17       6.47
   Year ended 9/30/94........       6.73        0.37       (0.34)        0.03        (0.37)      (0.09)          (0.43)      6.30
   Year ended 9/30/93........       6.65        0.39        0.28         0.67        (0.39)      (0.20)           0.08       6.73
   Year ended 9/30/92........       6.50        0.41        0.16         0.57        (0.41)      (0.01)           0.15       6.65
   Year ended 9/30/91........       6.18        0.42        0.33         0.75        (0.42)      (0.01)           0.32       6.50
   Year ended 9/30/90........       6.36        0.42       (0.07)        0.35        (0.42)      (0.11)          (0.18)      6.18
   Year ended 9/30/89........       6.27        0.44        0.15         0.59        (0.44)      (0.06)           0.09       6.36
   Year ended 9/30/88........       5.94        0.44        0.39         0.83        (0.44)      (0.06)           0.33       6.27
CALIFORNIA HIGH-YIELD SERIES--CLASS D
   Year ended 9/30/97.........      6.51        0.28        0.19         0.47        (0.28)      (0.09)           0.10       6.61
   Year ended 9/30/96.........      6.48        0.30        0.05         0.35        (0.30)      (0.02)           0.03       6.51
   Year ended 9/30/95.........      6.31        0.31        0.17         0.48        (0.31)         --            0.17       6.48
   2/1/94*- 9/30/94...........      6.67        0.21       (0.36)       (0.15)       (0.21)         --           (0.36)      6.31
CALIFORNIA QUALITY SERIES--CLASS A
   Year ended 9/30/97.........      6.75        0.34        0.24         0.58        (0.34)         --            0.24       6.99
   Year ended 9/30/96.........      6.65        0.35        0.11         0.46        (0.35)      (0.01)           0.10       6.75
   Year ended 9/30/95.........      6.39        0.34        0.32         0.66        (0.34)      (0.06)           0.26       6.65
   Year ended 9/30/94.........      7.28        0.35       (0.73)       (0.38)       (0.35)      (0.16)          (0.89)      6.39
   Year ended 9/30/93.........      6.85        0.37        0.54         0.91        (0.37)      (0.11)           0.43       7.28
   Year ended 9/30/92.........      6.65        0.40        0.22         0.62        (0.40)      (0.02)           0.20       6.85
   Year ended 9/30/91.........      6.22        0.40        0.46         0.86        (0.40)      (0.03)           0.43       6.65
   Year ended 9/30/90.........      6.47        0.40       (0.13)        0.27        (0.40)      (0.12)          (0.25)      6.22
   Year ended 9/30/89.........      6.29        0.42        0.19         0.61        (0.42)      (0.01)           0.18       6.47
   Year ended 9/30/88.........      6.01        0.42        0.39         0.81        (0.42)      (0.11)           0.28       6.29
CALIFORNIA QUALITY SERIES--CLASS D
   Year ended 9/30/97.........      6.74        0.28        0.23         0.51        (0.28)         --            0.23       6.97
   Year ended 9/30/96.........      6.63        0.28        0.12         0.40        (0.28)      (0.01)           0.11       6.74
   Year ended 9/30/95.........      6.38        0.28        0.31         0.59        (0.28)      (0.06)           0.25       6.63
   2/1/94*- 9/30/94 ..........      7.13        0.19       (0.75)       (0.56)       (0.19)         --           (0.75)      6.38
FLORIDA SERIES--CLASS A
   Year ended 9/30/97.........      7.67        0.36        0.23         0.59        (0.36)      (0.10)           0.13       7.80
   Year ended 9/30/96.........      7.71        0.38        0.04         0.42        (0.38)      (0.08)          (0.04)      7.67
   Year ended 9/30/95.........      7.34        0.40        0.37         0.77        (0.40)         --            0.37       7.71
   Year ended 9/30/94.........      8.20        0.42       (0.74)       (0.32)       (0.42)      (0.12)          (0.86)      7.34
   Year ended 9/30/93.........      7.56        0.46        0.65         1.11        (0.46)      (0.01)           0.64       8.20
   Year ended 9/30/92.........      7.37        0.47        0.19         0.66        (0.47)         --            0.19       7.56
   Year ended 9/30/91.........      6.90        0.43        0.47         0.90        (0.43)         --            0.47       7.37
   Year ended 9/30/90.........      6.99        0.45       (0.09)        0.36        (0.45)         --           (0.09)      6.90
   Year ended 9/30/89.........      6.71        0.46        0.28         0.74        (0.46)         --            0.28       6.99
   Year ended 9/30/88.........      6.02        0.47        0.69         1.16        (0.47)         --            0.69       6.71
FLORIDA SERIES--CLASS D
   Year ended 9/30/97.........      7.68        0.30        0.23         0.53        (0.30)      (0.10)           0.13       7.81
   Year ended 9/30/96.........      7.72        0.32        0.04         0.36        (0.32)      (0.08)          (0.04)      7.68
   Year ended 9/30/95.........      7.34        0.34        0.38         0.72        (0.34)         --            0.38       7.72
   2/1/94*- 9/30/94 ..........      8.10        0.24       (0.76)       (0.52)       (0.24)         --           (0.76)      7.34
NORTH CAROLINA SERIES--CLASS A
   Year ended 9/30/97........       7.84        0.37        0.24         0.61        (0.37)      (0.03)           0.21       8.05
   Year ended 9/30/96........       7.74        0.37        0.11         0.48        (0.37)      (0.01)           0.10       7.84
   Year ended 9/30/95........       7.30        0.39        0.45         0.84        (0.39)      (0.01)           0.44       7.74
   Year ended 9/30/94........       8.22        0.41       (0.87)       (0.46)       (0.41)      (0.05)          (0.92)      7.30
   Year ended 9/30/93........       7.61        0.43        0.63         1.06        (0.43)      (0.02)           0.61       8.22
   Year ended 9/30/92........       7.39        0.44        0.22         0.66        (0.44)         --            0.22       7.61
   Year ended 9/30/91........       7.04        0.45        0.35         0.80        (0.45)         --            0.35       7.39
   8/27/90*- 9/30/90.........       7.14        0.03       (0.10)       (0.07)       (0.03)         --           (0.10)      7.04
NORTH CAROLINA SERIES--CLASS D
   Year ended 9/30/97........       7.83        0.31        0.25         0.56        (0.31)      (0.03)           0.22       8.05
   Year ended 9/30/96........       7.74        0.31        0.10         0.41        (0.31)      (0.01)           0.09       7.83
   Year ended 9/30/95........       7.29        0.33        0.46         0.79        (0.33)      (0.01)           0.45       7.74
   2/1/94*- 9/30/94 .........       8.17        0.23       (0.88)       (0.65)       (0.23)         --           (0.88)      7.29


----------
   @ During the periods  stated,  the  Manager,  at its  discretion,  reimbursed certain  expenses  and/or waived all or portions of its fees.  The adjusted net  investment  income  per share and  adjusted  ratios  reflect  what the results  would have been had the Manager not  reimbursed  certain  expenses and/or not waived its fees.

   * Commencement of offering of shares.

                                                                                                                         ADJUSTED
                                                         RATIO OF                                                        RATIO OF
                                                           NET                                  ADJUSTED    ADJUSTED        NET
                             TOTAL RETURN   RATIO OF    INVESTMENT                                  NET     RATIO OF    INVESTMENT
                               BASED ON     EXPENSES      INCOME                NET ASSETS AT   INVESTMENT  EXPENSES      INCOME
PER SHARE OPERATING           NET ASSET    TO AVERAGE   TO AVERAGE   PORTFOLIO  END OF PERIOD     INCOME   TO AVERAGE    TO AVERAGE
  PERFORMANCE:                  VALUE      NET ASSETS@  NET ASSETS@  TURNOVER  (000'S OMITTED) PER SHARE@  NET ASSETS@ NET ASSETS@
-------------------          ------------  ----------   ----------   ---------  -------------  ----------  ----------  ------------

South Carolina Series--Class D
   Year ended 9/30/97.......      7.15%     1.75%        4.13%           --          $ 3,663
   Year ended 9/30/96.......      5.73      1.70         4.25          20.66%          2,714
   Year ended 9/30/95.......      9.63      1.85         4.40           4.13           1,704
   2/1/94*- 9/30/94 ........     (7.14)     1.74+        4.29+          1.81++         1,478
California High-Yield Series--Class A
   Year ended 9/30/97.......      8.74      0.87         5.26          22.42          52,883
   Year ended 9/30/96.......      6.49      0.84         5.49          34.75          50,264
   Year ended 9/30/95.......      8.85      0.90         5.84          17.64          51,504
   Year ended 9/30/94.......      0.41      0.85         5.74           8.36          48,007
   Year ended 9/30/93.......     10.66      0.88         5.94           7.70          51,218
   Year ended 9/30/92.......      9.00      0.82         6.20          45.50          49,448
   Year ended 9/30/91.......     12.53      0.83         6.67           5.13          49,172
   Year ended 9/30/90.......      5.57      0.89         6.68          17.66          49,312
   Year ended 9/30/89.......      9.61      0.89         6.85          14.70          51,079
   Year ended 9/30/88.......     14.72      0.91         7.17          20.79          53,037
California High-Yield Series--Class D
   Year ended 9/30/97.......      7.60      1.77         4.36          22.42           3,320
   Year ended 9/30/96.......      5.53      1.74         4.59          34.75           1,919
   Year ended 9/30/95.......      7.78      1.91         4.84          17.64           1,277
   2/1/94*- 9/30/94.........     (2.47)     1.74+        4.73+          8.36++           650
California Quality Series--Class A
   Year ended 9/30/97.......      8.87      0.82         4.99          12.16          86,992
   Year ended 9/30/96.......      7.00      0.79         5.11          12.84          95,560
   Year ended 9/30/95.......     10.85      0.89         5.34          11.24          94,947
   Year ended 9/30/94.......     (5.46)     0.81         5.20          22.16          99,020
   Year ended 9/30/93.......     13.92      0.82         5.30          15.67         111,732
   Year ended 9/30/92.......      9.56      0.78         5.86          34.25          93,557
   Year ended 9/30/91.......     14.35      0.78         6.19          20.11          77,884
   Year ended 9/30/90.......      4.22      0.83         6.31          28.61          61,854
   Year ended 9/30/89.......      9.86      0.85         6.53          57.85          59,258
   Year ended 9/30/88.......     14.37      0.86         6.74          46.47          58,608
California Quality Series--Class D
   Year ended 9/30/97.......      7.75      1.72         4.09          12.16           1,677
   Year ended 9/30/96.......      6.20      1.69         4.21          12.84           1,645
   Year ended 9/30/95.......      9.61      1.88         4.36          11.24             863
   2/1/94*- 9/30/94 ........     (8.01)     1.77+        4.39+         22.16++           812
Florida Series--Class A
   Year ended 9/30/97.......      8.01      1.04         4.70          33.68           42,024
   Year ended 9/30/96.......      5.54      0.97         4.90          18.53           45,200   $0.38        0.97%     4.90%
   Year ended 9/30/95.......     10.87      0.72         5.38          11.82           49,030    0.37        1.03      5.07
   Year ended 9/30/94.......     (3.99)     0.42         5.49           6.17           49,897    0.38        1.00      4.91
   Year ended 9/30/93.......     15.21      0.23         5.82          16.42           52,855    0.40        1.03      5.01
   Year ended 9/30/92.......      9.24      0.17         6.32          12.62           37,957    0.41        1.02      5.47
   Year ended 9/30/91.......     13.41      0.90         6.00             --           28,173    0.42        1.15      5.75
   Year ended 9/30/90.......      5.23      0.65         6.44          13.08           24,025    0.44        0.90      6.20
   Year ended 9/30/89.......     11.28      0.69         6.61           2.41           23,062    0.44        0.94      6.36
   Year ended 9/30/88.......     19.82      0.67         7.18           1.07           20,457    0.45        0.91      6.93
Florida Series--Class D
   Year ended 9/30/97.......      7.18      1.81         3.93          33.68            1,678
   Year ended 9/30/96.......      4.74      1.73         4.14          18.53            1,277    0.32        1.73       4.14
   Year ended 9/30/95.......     10.07      1.66         4.53          11.82              603    0.31        1.97       4.22
   2/1/94*- 9/30/94 ........     (6.64)     1.29+        4.61+          6.17++            244    0.21        1.84+      4.06+
North Carolina Series--Class A
   Year ended 9/30/97.......      8.01      1.09         4.66          13.04           32,684
   Year ended 9/30/96.......      6.39      1.05         4.75          15.12           35,934    0.37        1.06       4.74
   Year ended 9/30/95.......     11.92      0.82         5.21           4.38           37,446    0.36        1.18       4.85
   Year ended 9/30/94.......     (5.80)     0.44         5.29          15.61           38,920    0.35        1.13       4.60
   Year ended 9/30/93.......     14.46      0.23         5.44           3.13           38,828    0.35        1.22       4.45
   Year ended 9/30/92.......      9.23      0.14         5.83          12.51           21,836    0.34        1.40       4.57
   Year ended 9/30/91.......     11.97      0.07         6.10            --             9,255    0.22        3.22       2.96
   8/27/90*- 9/30/90........     (1.40)     0.94+        4.48+           --             1,377    0.01        4.48+      1.04+
North Carolina Series--Class D
   Year ended 9/30/97.......      7.33      1.85         3.90          13.04            1,217
   Year ended 9/30/96.......      5.45      1.81         3.99          15.12            1,232    0.31        1.82       3.98
   Year ended 9/30/95.......     11.19      1.64         4.42           4.38            1,257    0.31        2.00       4.06
   2/1/94*- 9/30/94 ........     (8.15)     1.27+        4.49+         15.61++          1,282    0.20        1.95+      3.82


----------
   + Annualized.

  ++ For the year ended 9/30/94.


                                                          NET
                                NET ASSET               REALIZED     INCREASE                                  NET         NET
                                  VALUE                     &       (DECREASE)                               INCREASE     ASSET
                                   AT         NET      UNREALIZED     FROM       DIVIDENDS  DISTRIBUTIONS   (DECREASE)   VALUE AT
PER SHARE OPERATING             BEGINNING  INVESTMENT  INVESTMENT   INVESTMENT     PAID OR     FROM NET       IN NET      END OF
  PERFORMANCE:                  OF PERIOD    INCOME@   GAIN (LOSS)  OPERATIONS    DECLARED   GAIN REALIZED  ASSET VALUE   PERIOD
-------------------             ---------  ----------  -----------  ----------   ---------  --------------  -----------  --------

NEW JERSEY--CLASS A
   Year ended 9/30/97........      $7.60       $0.36       $0.21        $0.57       $(0.36)     $(0.25)         $(0.04)     $7.56
   Year ended 9/30/96........       7.59        0.39        0.01         0.40        (0.39)         --            0.01       7.60
   Year ended 9/30/95........       7.40        0.39        0.29         0.68        (0.39)      (0.10)           0.19       7.59
   Year ended 9/30/94........       8.24        0.41       (0.74)       (0.33)       (0.41)      (0.10)          (0.84)      7.40
   Year ended 9/30/93........       7.74        0.42        0.61         1.03        (0.42)      (0.11)           0.50       8.24
YEAR ENDED 9/30/92                  7.49        0.44        0.27         0.71        (0.44)      (0.02)           0.25       7.74
   Year ended 9/30/91........       7.01        0.44        0.51         0.95        (0.44)      (0.03)           0.48       7.49
   Year ended 9/30/90........       7.17        0.45       (0.10)        0.35        (0.45)      (0.06)          (0.16)      7.01
   Year ended 9/30/89........       6.98        0.48        0.19         0.67        (0.48)         --            0.19       7.17
   2/16/88*- 9/30/88.........       7.14        0.30       (0.16)        0.14        (0.30)         --           (0.16)      6.98
NEW JERSEY--CLASS D
   Year ended 9/30/97........       7.68        0.31        0.21         0.52        (0.31)      (0.25)          (0.04)      7.64
   Year ended 9/30/96........       7.67        0.33        0.01         0.34        (0.33)         --            0.01       7.68
   Year ended 9/30/95........       7.48        0.33        0.29         0.62        (0.33)      (0.10)           0.19       7.67
   2/1/94*- 9/30/94..........       8.14        0.23       (0.66)       (0.43)       (0.23)         --           (0.66)      7.48
PENNSYLVANIA--CLASS A
   Year ended 9/30/97........       7.82        0.36        0.24         0.60        (0.36)      (0.10)           0.14       7.96
   Year ended 9/30/96........       7.79        0.38        0.12         0.50        (0.38)      (0.09)           0.03       7.82
   Year ended 9/30/95........       7.55        0.38        0.37         0.75        (0.38)      (0.13)           0.24       7.79
   Year ended 9/30/94........       8.61        0.39       (0.80)       (0.41)       (0.39)      (0.26)          (1.06)      7.55
   Year ended 9/30/93........       8.02        0.42        0.71         1.13        (0.42)      (0.12)           0.59       8.61
   Year ended 9/30/92........       7.74        0.46        0.30         0.76        (0.46)      (0.02)           0.28       8.02
   Year ended 9/30/91........       7.34        0.47        0.49         0.96        (0.47)      (0.09)           0.40       7.74
   Year ended 9/30/90........       7.50        0.47       (0.16)        0.31        (0.47)         --           (0.16)      7.34
   Year ended 9/30/89........       7.31        0.49        0.19         0.68        (0.49)         --            0.19       7.50
   Year ended 9/30/88........       6.76        0.50        0.56         1.06        (0.50)      (0.01)           0.55       7.31
PENNSYLVANIA--CLASS D
   Year ended 9/30/97........       7.81        0.30        0.24         0.54        (0.30)      (0.10)           0.14       7.95
   Year ended 9/30/96........       7.78        0.32        0.12         0.44        (0.32)      (0.09)           0.03       7.81
   Year ended 9/30/95........       7.54        0.31        0.37         0.68        (0.31)      (0.13)           0.24       7.78
   2/1/94*- 9/30/94..........       8.37        0.22       (0.83)       (0.61)       (0.22)         --           (0.83)      7.54


----------
   @ During the periods  stated,  the  Manager,  at its  discretion,  reimbursed certain  expenses  and/or waived all or portions of its fees.  The adjusted net  investment  income  per share and  adjusted  ratios  reflect  what the results  would have been had the Manager not  reimbursed  certain  expenses and/or not waived its fees.

   * Commencement of offering of shares.

                                                                                                                         ADJUSTED
                                                         RATIO OF                                                        RATIO OF
                                                           NET                                  ADJUSTED    ADJUSTED        NET
                             TOTAL RETURN   RATIO OF    INVESTMENT                                  NET     RATIO OF    INVESTMENT
                               BASED ON     EXPENSES      INCOME                NET ASSETS AT   INVESTMENT  EXPENSES      INCOME
PER SHARE OPERATING           NET ASSET    TO AVERAGE   TO AVERAGE   PORTFOLIO  END OF PERIOD     INCOME   TO AVERAGE    TO AVERAGE
  PERFORMANCE:                  VALUE      NET ASSETS@  NET ASSETS@  TURNOVER  (000'S OMITTED) PER SHARE@  NET ASSETS@ NET ASSETS@
-------------------          ------------  ----------   ----------   ---------  -------------  ----------  ----------  ------------

New Jersey--Class A
   Year ended 9/30/97.......      7.96%     1.06%        4.90%         20.22%      $62,597
   Year ended 9/30/96.......      5.37      1.02         5.06          25.65        66,293
   Year ended 9/30/95.......      9.77      1.01         5.29           4.66        73,561        $0.39        1.06%     5.24%
   Year ended 9/30/94.......     (4.25)     0.90         5.24          12.13        73,942         0.40        1.07      5.07
   Year ended 9/30/93.......     14.02      0.86         5.37          15.90        82,447         0.40        1.11      5.12
   Year ended 9/30/92             9.70      0.85         5.74          27.13        74,256         0.42        1.10      5.49
   Year ended 9/30/91.......     13.97      0.81         6.02          14.64        65,044         0.42        1.11      5.72
   Year ended 9/30/90.......      5.04      0.81         6.32          37.26        54,287         0.43        1.12      6.01
   Year ended 9/30/89.......      9.91      0.57         6.70          16.10        51,015         0.44        1.17      6.10
   2/16/88*- 9/30/88........      1.96      0.40+        6.92+          8.20        35,563         0.26        1.36+     5.96+
New Jersey--Class D
   Year ended 9/30/97.......      7.10      1.83         4.13          20.22         1,282
   Year ended 9/30/96.......      4.56      1.79         4.29          25.65         1,152
   Year ended 9/30/95.......      8.79      1.89         4.45           4.66         1,190         0.33        1.94      4.40
   2/1/94*- 9/30/94.........     (5.47)     1.75+        4.37+         12.13++         986         0.22        1.87+     4.25+
Pennsylvania--Class A
   Year ended 9/30/97.......      7.89      1.19         4.60          32.99        30,092
   Year ended 9/30/96.......      6.57      1.11         4.82           4.56        31,139
   Year ended 9/30/95.......     10.55      1.21         5.05          11.78        33,251
   Year ended 9/30/94.......     (5.00)     1.16         4.91           7.71        34,943
   Year ended 9/30/93.......     14.71      1.19         5.14          40.74        41,296
   Year ended 9/30/92.......     10.04      1.01         5.79          32.87        39,431         0.45        1.16      5.64
   Year ended 9/30/91.......     13.40      0.98         6.16          25.24        37,853         0.45        1.23      5.91
   Year ended 9/30/90.......      4.13      0.06         6.24          40.64        35,572         0.45        1.31      5.99
   Year ended 9/30/89.......      9.53      0.92         6.56           9.05        41,856         0.47        1.17      6.30
   Year ended 9/30/88.......     16.20      0.83         6.96           4.14        30,796         0.48        1.08      6.71
Pennsylvania--Class D
   Year ended 9/30/97.......      7.07      1.96         3.83          32.99           816
   Year ended 9/30/96.......      5.76      1.88         4.05           4.56           876
   Year ended 9/30/95.......      9.53      2.23         4.10          11.78           426
   2/1/94*- 9/30/94.........     (7.50)     2.00+        4.20+          7.71++          43


----------
   + Annualized.

  ++ For the year ended 9/30/94.

                                       19

ALTERNATIVE DISTRIBUTION SYSTEM

    Each Series offers two classes of shares. Class A shares are sold to investors who have concluded that they would prefer to pay an initial sales load and have the benefit of lower continuing charges. Class D shares are sold to investors choosing to pay no initial sales load, a higher distribution fee and, with respect to redemptions within one year of purchase, a CDSL. The Alternative Distribution System allows investors to choose the method of purchasing shares that is most beneficial in light of the amount of the purchase, the length of time the shares are expected to be held and other relevant circumstances. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales load and be subject to lower ongoing charges, as discussed below, or to have the entire initial purchase price invested in a Series with the investment thereafter being subject to higher ongoing charges and, for a one-year period, a CDSL.

    Investors who expect to maintain their investment for an extended period of time might choose to purchase Class A shares because over time the accumulated continuing distribution fee of Class D shares may exceed the initial sales load and lower distribution fee of Class A shares. This consideration must be weighed against the fact that the amount invested in a Series will be reduced by the initial sales load deducted at the time of purchase. Furthermore, the higher distribution fees on Class D shares will be offset to the extent any return is realized on the additional funds initially invested therein that would have been equal to the amount of the initial sales load on Class A shares.


    Investors who qualify for reduced initial sales loads, as described under "Purchase of Shares" below, might also choose to purchase Class A shares because the sales load deducted at the time of purchase would be less or waived in full. However, investors should consider the effect of the 1% CDSL imposed on shares on which the initial sales load was waived in full because the amount of Class A shares purchased reached $1,000,000 or more.


    Alternatively, some investors might choose to have all of their funds invested initially by purchasing Class D shares, although remaining subject to a higher continuing distribution fee and, for a one-year period, a CDSL as described below. For example, an investor who does not qualify for reduced sales loads would have to hold Class A shares for more than 6.33 years for the Class D distribution fee to exceed the initial sales load plus the distribution fee on Class A shares. This example does not take into account the time value of money which further reduces the impact of the Class D shares' 1% distribution fee, fluctuations in net asset value or the effect of the return on the investment over this period of time.

    Investors should understand that the purpose and function of the initial sales load (and deferred sales load, when applicable) with respect to Class A shares is the same as those of the deferred sales load and higher distribution fees with respect to Class D shares in that the sales loads and distribution fees applicable to a Class provide for the financing of the distribution of the shares of the Series.

    The two classes of shares of a Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or applicable state law. The net income attributable to each class and dividends payable on the shares of each class will be reduced by the amount of distribution fee of each class. Class D shares bear higher distribution expenses which will cause the Class D shares to pay lower dividends than the Class A shares. The two classes also have separate exchange privileges.

    The Directors or Trustees of each Fund believe that no conflict of interest currently exists between the Class A and Class D shares of each Series. On an ongoing basis, they, in the exercise of their fiduciary duties under the 1940 Act and applicable state law, will seek to ensure that no such conflict arises. For this purpose, they will monitor the Funds for the existence of any material conflict among the classes and will take such action as is reasonably necessary to eliminate any such conflicts that may develop.

    DIFFERENCES BETWEEN CLASSES. The primary differences between Class A and Class D shares are their sales load structures and ongoing expenses as set forth below. Each class has advantages and disadvantages for different investors, and investors should choose the class that best suits their circumstances and their objectives.

                                   ANNUAL 12B-1 FEES
                                   (AS A % OF AVERAGE
           SALES LOAD              DAILY NET ASSETS)       OTHER INFORMATION
           ----------              ------------------      -----------------
CLASS A    Maximum initial         Service fee of          Initial sales load
           sales load of 4.75%     .25%.                   waived or reduced
           of the public                                   for certain
           offering price.                                 purchases.
                                                           CDSL of 1% on
                                                           redemptions within
                                                           18 months of
                                                           purchase on
                                                           shares on which
                                                           initial sales load
                                                           was waived in full
                                                           due to the size of
                                                           the purchase.

CLASS D    None                    Service fee of          CDSL of 1% on
                                   .25%; Distribution      redemptions within
                                   fee of .75%.            one year of
                                                           purchase.

INVESTMENT OBJECTIVES AND POLICIES

MUNICIPAL SECURITIES

    As used in this Prospectus, "municipal securities" refers to short-term notes, commercial paper and intermediate and long-term bonds issued by or on behalf of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions (such as counties, cities, boroughs, townships, school districts and authorities), agencies, and instrumentalities, the interest on which is, in the opinion of counsel to the issuers, exempt from regular federal income taxes and, in certain instances, applicable state or local income taxes. Such interest may, however, be subject to the federal alternative minimum tax. Such securities are traded primarily in the over-the-counter market.

    Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions and for general operating expenses.

    The two principal classifications of municipal bonds are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. In addition, certain types of "industrial development bonds"
issued by or on behalf of public authorities to obtain funds for privately-operated facilities are eligible for purchase, provided that the interest paid thereon qualifies as exempt from regular federal income taxes and, in certain instances, applicable state and/or local taxes. Tax-exempt industrial development bonds do not generally carry the pledge of the credit of the issuing municipality. Interest earned from certain municipal securities (including certain industrial development bonds) that are private activity bonds, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), is treated as a preference item for purposes of the alternative minimum tax. Each Series may invest any portion of its assets in municipal securities the interest on which is subject to the alternative minimum tax. Under normal circumstances, each Series will invest at least 80% of its net assets in municipal securities the interest on which is exempt from regular federal income tax (although such interest may be subject to the federal alternative minimum tax) and state or local income tax.

    Municipal notes generally are issued to provide for short-term capital needs and generally have maturities of 5 years or less. They include such securities as Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes and Construction Loan Notes.

Municipal   commercial  paper  are  short-term  obligations  generally  having a maturity of less than nine months.

    It should be noted that municipal securities may be adversely affected by local political and economic conditions and developments within a particular state. For example, adverse conditions in an industry that is significant to the state could have a correspondingly adverse effect on specific issuers within the state or on anticipated revenue of the issuing state; conversely, an improving economic outlook for a significant industry may have a positive effect on such issuers or revenue. The value of municipal securities is dependent on a variety of factors, including general conditions in the money markets or the municipal bond markets, political and economic factors nationally or within a state, the size of the particular offering, the supply of municipal bonds, the maturity of the obligation, the credit quality and rating of the issue and the assistance provided to the bond issuing authority by the applicable state. Under normal market conditions, if general market interest rates are increasing, the prices of bonds will decrease. In a market of decreasing interest rates, the opposite will generally be true. In either case, the longer the maturity, the greater the effect. A more detailed description of the municipal securities in which each Series may invest and special factors relating to them is set forth in each Series' Statement of Additional Information.

SELIGMAN MUNICIPAL FUND SERIES, INC.

    The Municipal Fund is a non-diversified, open-end management investment company, as defined in the 1940 Act, incorporated in Maryland on August 8, 1983. The Municipal Fund consists of a National Series and twelve state Series, as described below. The Municipal Fund State Series offer investments in the following states:

             Colorado                     Minnesota
             Georgia                      Missouri
             Louisiana                    New York
             Maryland                     Ohio
             Massachusetts                Oregon
             Michigan                     South Carolina

    NATIONAL SERIES seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain. Under normal market conditions, the National Series attempts to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in securities of states, territories and possessions of the United States and the District of Columbia, and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from regular federal income taxes. Such interest, however, may be subject to the federal alternative minimum tax. There can be no assurance that the National Series will be able to meet its investment objective.

    MUNICIPAL FUND STATE SERIES each seek to maximize income exempt from regular federal income taxes and from the personal income taxes of its designated state to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain. Each Municipal Fund State Series attempts to invest 100%, and as a matter of fundamental policy invests at least 80%, of the value of its net assets in securities the interest on which is exempt from regular federal income taxes and from the personal income taxes of the designated state. Such interest, however, may be subject to the federal alternative minimum tax. Each Municipal Fund State Series may also invest in municipal securities of issuers outside its designated state if such securities bear interest that is exempt from regular federal income taxes and personal income taxes of the state. If, in abnormal market conditions, in the judgment of the Manager, municipal securities satisfying the investment objective of any of the Municipal Fund State Series are not available or for other defensive purposes, such Municipal Fund State Series may temporarily invest up to 20% of the value of its net assets in instruments the interest on which is exempt from regular federal income taxes, but not State personal income taxes. Such securities would include those set forth under "Municipal Securities" above, that would otherwise meet the Series' objective. There can be no assurance that a Municipal Fund State Series will be able to meet its investment objective.

    Each Municipal Fund State Series and the National Series are expected to invest principally, without percentage limitations, in municipal securities that are rated investment grade on the date of investment. Each Series also may invest in unrated municipal securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to investment grade securities.


    In unusual circumstances, the Municipal Fund may invest up to 20% of the value of its net assets on a temporary basis in fixed-income securities, the interest on which is subject to federal, state or local income tax, pending the investment or reinvestment in municipal securities of proceeds of sales of shares or sales of portfolio securities or in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of "Acceptable Banking Institutions." Acceptable Banking Institutions are defined as the 100 largest (based on assets) banks that are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest (based on assets) foreign banks with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.


SELIGMAN MUNICIPAL SERIES TRUST

    The Municipal Trust is a non-diversified open-end management investment company, organized as an unincorporated business trust under the laws of Massachusetts on July 27, 1984. The Municipal Trust consists of Seligman North Carolina Municipal Series, Seligman Florida Municipal Series, Seligman California Municipal Quality Series and Seligman California Municipal High-Yield Series.

    SELIGMAN NORTH CAROLINA MUNICIPAL SERIES (the "North Carolina Series") and SELIGMAN FLORIDA MUNICIPAL SERIES (the "Florida Series") each seek high income exempt from regular federal income taxes (and with respect to the North Carolina Series, North Carolina personal income taxes) consistent with preservation of capital and with consideration given to capital gain by investing in North Carolina or Florida municipal securities, as applicable, and investment grade commercial paper rated within the two highest rating categories, on the date of investment. Each Series also may invest in unrated municipal securities if, based upon credit analysis by the Manager and under the supervision of the Trustees, it is believed that such securities are of comparable quality to investment grade securities. There can be no assurance that a Series will be able to meet its investment objective.

    Each Series will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in North Carolina or Florida municipal securities, as applicable, the interest on which is exempt from regular federal taxes and, if applicable, North Carolina personal taxes. Such interest, however, may be subject to the federal alternative minimum tax. In abnormal market conditions if, in the judgment of the Manager, North Carolina or Florida municipal securities satisfying such Series' objective may not be purchased, the Municipal Trust may make temporary investments in securities issued by states other than North Carolina or Florida. Moreover, under such conditions and for defensive purposes, a Series may make temporary investments in high-quality securities, the interest on which is not exempt from federal income tax or, if applicable, North Carolina personal taxes. Investments in taxable securities will be substantially in securities issued or guaranteed by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or bet-ter, by Moody's); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of Acceptable Banking Institutions, as defined under "Seligman Municipal Fund Series, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.

    Each Series is permitted to purchase project notes and standby commitments; however, neither Series has any present intention of investing in such securities.

    SELIGMAN CALIFORNIA MUNICIPAL QUALITY SERIES (the "California Quality Series") seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain by investing in California municipal securities that on the date of investment are within the three highest ratings of Moody's (Aaa, Aa, A for bonds; MIG1, MIG2, MIG3, for notes; P-1 for commercial paper) or S&P (AAA, AA, A for bonds; SP-1, SP-2 for notes; A-1+, A-1/A-2 for commercial paper). The Series also may invest in unrated California municipal securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to the rated securities in which the series may invest. The securities held by the California Quality Series ordinarily will have maturities in excess of one year. There can be no assurance that the California Quality Series will be able to meet its investment objective.

    SELIGMAN CALIFORNIA MUNICIPAL HIGH-YIELD SERIES (the "California High-Yield Series") seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain by investing in California municipal securities that on the date of investment are rated within the medium to lower rating categories of Moody's (Baa or lower for bonds; MIG3 or lower for notes; P-2 or lower for commercial paper) or S&P (BBB or lower for bonds; A-2 or lower for commercial paper). The Series may invest in unrated California municipal securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to securities with a medium or low credit rating. The securities held by the Series ordinarily will have maturities in excess of one year. There can be no assurance that the Series will be able to meet its investment objective.

    The securities in which the California High-Yield Series invests generally involve greater volatility of price and risk of loss of principal and income than securities in higher rating categories. Shares of the California High-Yield Series are appropriate only for those investors who can bear the risk inherent in seeking the highest tax-exempt yields.

    During the fiscal year ended September 30, 1997 the weighted average ratings of the California municipal long-term securities held by the California High-Yield Series were as follows:

                                                            PERCENTAGE OF TOTAL
                      S&P/MOODY'S RATINGS                       INVESTMENTS
                    -----------------------                --------------------
AAA/Aaa .......................................................     2%
AA/Aa .........................................................     9%
A/A ...........................................................    50%
BBB/Baa .......................................................    17%
BB/Ba .........................................................     --
B/B ...........................................................     --
CCC/Caa .......................................................     --
Unrated .......................................................    22%


    California municipal securities in the fourth rating category of Moody's and S&P, although commonly referred to as investment grade, may have some speculative characteristics that may affect the issuer's ability to pay interest and repay principal. California municipal securities rated below the fourth category are subject to greater risk of loss of principal and interest than higher-rated securities, as they are predominantly speculative with respect to the issuer's ability to pay interest and repay principal. California municipal securities rated below BBB by S&P or Baa by Moody's are also more susceptible to price volatility due to general economic conditions and changes in interest rates. Since municipal securities are purchased from and sold to dealers, prices at which these securities are sold will be affected by the degree of interest of dealers to bid for them. In certain markets, dealers may be unwilling to make bids for the securities of certain issuers that the seller considers reasonable. Furthermore, because the net asset value of the California High-Yield Series' shares reflects the degree of willingness of dealers to bid for California municipal securities, the price of the California High-Yield Series' shares may be subject to greater fluctuation.

    Moody's and S&P's ratings are generally accepted measures of credit risk. They are, however, subject to certain limitations. The rating of an issuer is based heavily on past developments and does not necessarily reflect probable future conditions. Ratings also are not updated continuously. For a detailed description of the ratings, see Appendix A to the Series' Statement of Additional Information.

    The Manager attempts to minimize the risks to the California High-Yield Series inherent in the investment in lower-rated California municipal securities through analysis of the particular issuer and security, trends in interest rates and local and general economic conditions, diversification and when appropriate by investing a substantial portion of the Series' assets in California municipal securities rated in the fourth rating category or higher.

    Each of the California Quality Series and the California High-Yield Series will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in securities the interest on which is exempt from regular federal and California personal income taxes. Such interest, however, may be subject to the federal alternative minimum tax. In abnormal market conditions if, in the judgment of the Manager, municipal securities satisfying a Series' objective may not be purchased, a Series may make temporary investments in securities the interest on which is exempt only from regular federal income tax, such as securities issued by states other than California. Moreover, under such conditions, a Series may make temporary investments in high-quality securities the interest on which is not exempt from either federal or California personal income taxes. Investments in taxable securities will be substantially in securities issued or guaranteed by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or better, by Moody's); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of Acceptable Banking
Institutions, as defined above under "Seligman Municipal Fund Series, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.

    Furthermore, when economic or market conditions warrant, the California High-Yield Series may assume a temporary defensive position and invest up to 25% of the value of its net assets in California municipal securities rated within the three highest rating categories of Moody's or S&P. The securities which the Series will hold under this circumstance may have maturities of less than one year.

    Each of the California Quality Series and the California High-Yield Series may enter into stand-by commitments. Under a stand-by commitment, a Series obligates a dealer to repurchase at the Series' option specified securities at a specified price. The exercise of a stand-by commitment is subject to the ability of the dealer to make payment on demand. A Series would acquire stand-by commitments solely to facilitate portfolio liquidity and not for trading purposes. Prior to investing in stand-by commitments the Municipal Trust, if it deems necessary based upon the advice of counsel, will apply to the Securities and Exchange Commission for an exemptive order relating to such commitments and the valuation thereof. There can be no assurance that the Securities and Exchange Commission will provide such authorization.

    The price which a Series would pay for municipal securities with stand-by commitments generally would be higher than the price which otherwise would be paid for the municipal securities alone. A Series will only purchase obligations with stand-by commitments from sellers the Manager deems creditworthy.

    Stand-by commitments with respect to portfolio securities of a Series with maturities of less than 60 days which are separate from the underlying portfolio securities are not assigned a value. The cost of any such stand-by commitment is carried as an unrealized loss from the time of purchase until it is exercised or expires. Stand-by commitments with respect to portfolio securities of a Series with maturities of 60 days or more which are separate from the underlying portfolio securities and the underlying portfolio securities are valued at fair value as determined in accordance with procedures established by the Board of Trustees. The Board of Trustees would, in connection with the determination of the value of such a stand-by commitment, consider among other factors the creditworthiness of the writer of the stand-by commitment, the duration of the stand-by commitment, the dates on which or the periods during which the stand-by commitment may be exercised and the applicable rules and regulations of the Securities and Exchange Commission.

SELIGMAN NEW JERSEY MUNICIPAL FUND, INC.

    The New Jersey Fund is a non-diversified, open-end management investment company, as defined in the 1940 Act, or mutual fund, incorporated in Maryland on March 13, 1987.

    The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey personal income tax consistent with preservation of capital and with consideration given to opportunities for capital gain by investing in New Jersey municipal securities that are rated investment grade on the date of investment. The New Jersey Fund also may invest in New Jersey municipal securities that, while not rated as investment grade, are not rated lower than B by S&P or Moody's, or if not rated, are believed, based upon credit analysis by the Manager, to have at least comparable credit to B rated securities. There can be no assurance that the New Jersey Fund will be able to meet its investment objective.

    The New Jersey Fund will attempt to invest 100%, and as a matter of fundamental policy, will invest at least 80%, of the value of its net assets in securities the interest on which is exempt from regular federal income tax and New Jersey personal income tax. Such interest may, however, be subject to the federal alternative minimum tax. In abnormal market conditions if, in the judgment of the Manager, municipal securities satisfying the New Jersey Fund's objective may not be purchased or for other temporary defensive purposes, the New Jersey Fund may make investments in securities the interest on which is exempt only from regular federal income tax, such as securities issued by states other than New Jersey, or is exempt only from New Jersey personal income tax, such as securities issued by the U.S. Government (such as Treasury bills, notes and bonds), its agencies, instrumentalities or authorities. Moreover, under such conditions, the New Jersey Fund may also make temporary investments in fixed-income securities the interest on which is not exempt from either federal income tax or New Jersey personal income tax. Such investments will be substantially in highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or better, by Moody's), prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's), and certificates of deposit of Acceptable Banking Institutions as defined under "Seligman Municipal Fund Series, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.

    The New Jersey Fund is permitted to purchase project notes and standby commitments; however, the New Jersey Fund has no present intention of investing in such securities.

SELIGMAN PENNSYLVANIA MUNICIPAL FUND SERIES

    The Pennsylvania Fund is a non-diversified, open-end management investment company organized as an unincorporated trust under the laws of the Commonwealth of Pennsylvania by a Declaration of Trust dated May 13, 1986.

    The  Pennsylvania  Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital by investing in Pennsylvania municipal securities that are rated investment grade on the date of investment. The Pennsylvania Fund also may invest in unrated Pennsylvania municipal securities if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality to investment grade securities. The securities which the Pennsylvania Fund will hold ordinarily will have maturities in excess of one year. There can be no assurance that the Fund will be able to meet its investment objective.

    The Pennsylvania Fund will attempt to invest 100%, and as a matter of fundamental policy will invest at least 80%, of the value of its net assets in securities the interest on which is exempt from regular federal and Pennsylvania income taxes. Such interest, however, may be subject to the federal alternative minimum tax. In abnormal market conditions if, in the judgment of the Manager, municipal securities satisfying the Pennsylvania Fund's objectives can not be purchased, the Pennsylvania Fund may make temporary investments in securities the interest on which is exempt only from regular federal income tax, such as securities issued by states other than Pennsylvania, or is exempt only from Pennsylvania income tax, such as securities issued by the U.S. Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities. Moreover, under such conditions, the Pennsylvania Fund may make temporary investments in fixed-income securities the interest on which is not exempt from either federal or Pennsylvania income taxes. Such investments will be substantially in highly-rated corporate debt securities (rated AA-, or better, by S&P or Aa3, or better, by Moody's), prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's) and certificates of deposit of Acceptable Banking Institutions, as defined under "Seligman Municipal Fund Series, Inc." Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, as described above.

    Although the underlying value and quality of particular securities will be considered in selecting investments for the Pennsylvania Fund, capital appreciation will not be a factor. However, the Pennsylvania Fund may sell securities held in its portfolio and, as a result, realize capital gain or loss, in order to eliminate unsafe investments and investments not consistent with the preservation of the capital or tax status of the Pennsylvania Fund; honor redemption orders; meet anticipated redemption requirements and negate gains from discount purchases; reinvest the earnings from portfolio securities in like securities; or defray normal administration expenses.

    The Pennsylvania Fund is authorized to purchase standby commitments; however, the Pennsylvania Fund has no present intention of investing in such securities.

GENERAL

    Each Fund, as a non-diversified investment company, is not limited by the 1940 Act as to the proportion of its assets that it may invest in the obligations of a single issuer. However, each Series will comply with the diversification requirements of the Code, as amended, and has therefore adopted an investment restriction, which may not be changed without shareholder vote (except for the New Jersey Fund), prohibiting each Series from purchasing with respect to 50% of the value of the respective Series' total assets, securities of any issuer if immediately thereafter more than 5% of such Series' total assets would be invested in the securities of any single issuer. Furthermore, as a matter of policy, with respect to 75% of each Series' assets, the respective Series may not purchase any revenue bonds if thereafter more than 5% of such Series' assets would be invested in revenue bonds of a single issuer. This policy is not fundamental and may be changed by the Directors or Trustees, as applicable, without shareholder approval. In the view of the Manager, the above restriction and policy reduce the risk that might otherwise be associated with an investment in a non-diversified investment company.

    As a matter of policy, the Directors or Trustees, as applicable, will not change a Series' investment objective without a vote of a majority of the outstanding voting security of that Series. Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares of the Series present at a shareholder's meeting if more than 50% of the outstanding shares of the Series are represented at the meeting in person or by proxy.

    A more detailed list of each Series' investment policies, including a list of those restrictions or investment activities that cannot be changed without a vote of a majority of the outstanding voting securities of a Series appears in the Series' Statement of Additional Information.

    Investment grade bonds and notes are within the four highest credit rating categories, and investment grade commercial paper is within the two highest credit rating categories, of Moody's (Aaa, Aa, A, Baa for bonds;

MIG 1, MIG 2, MIG 3, MIG 4 for notes; P-1--P-2 for commercial paper) or S&P (AAA, AA, A, BBB for bonds; SP-1--SP-2 for notes; A-1+, A-1/A-2 for commercial paper). Although bonds and notes rated in the fourth credit rating category are commonly referred to as investment grade they may have speculative characteristics. Such characteristics may under certain circumstances lead to a greater degree of market fluctuations in the value of such securities than do higher rated municipal securities of similar maturities. A detailed discussion of such characteristics and circumstances and their effect upon each Series appears in the Statements of Additional Information under the heading "Investment Objectives, Policies And Risks." A description of the credit ratings is contained in Appendix A to the Statements of Additional Information.

    ILLIQUID SECURITIES. Each Series may invest up to 15% of its net assets in illiquid securities including restricted securities, (i.e., securities not readily marketable without registration under the Securities Act of 1933 (the "1933 Act")) and other securities that are not readily marketable. Each Series may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Manager, acting pursuant to procedures approved by the Funds' Boards of Directors or Trustees, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the Manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, amount others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in a Series, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

    WHEN LSSUED SECURITIES. Each Series may purchase municipal securities on a "when issued" basis, which means that delivery of and payment for such securities normally take place within 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result the yields obtained and the market value on such securities may be higher or lower on the date when the instruments are actually delivered to the buyer. A Series will generally purchase a municipal security sold on a when issued basis with the intention of actually acquiring the securities on the settlement date. Any gain realized from any such sale of securities will be subject to federal and state taxes.

    A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Funds' Custodian in connection with any purchase of when issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Series meets its respective obligation to purchase when-issued securities from outstanding cash balances, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a greater or lesser value than the Series' payment obligations).

   VARIABLE AND FLOATING RATE OBLIGATIONS. The interest rates payable on certain securities in which a Series may invest are not fixed and may fluctuate based upon changes in market rates. The interest rate on variable rate obligations is adjusted at predesignated periods and on floating rate obligations whenever there is a change in the market rate of interest on which the floating rate is based.

    The interest rate is set as a specific percentage of a designated base rate, such as the rate on a Treasury Bond or Bill or the prime rate at a major commercial bank. Such a bond generally provides that a Series can demand payment of the bond upon seven days' notice at an amount equal to par plus accrued interest, which amount, in unusual circumstances, may be more or less than the amount a Series paid for the bond.

    The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Series is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by a Series through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

    PARTICIPATION INTERESTS. From time to time, a Series may purchase from banks participation interests in all or part of specific holdings of municipal securities. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of a Series.

    BORROWING. Each Series may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. A Series will not purchase additional portfolio securities if such Series has outstanding borrowings in excess of 5% of the value of its total assets.

MANAGEMENT SERVICES

    THE MANAGER. The Board of Directors or Trustees, as applicable, provides broad supervision over the affairs of the Funds. Pursuant to Management Agreements approved by the Directors or Trustees and the shareholders of each Series, the Manager manages the investment of the assets of each Series and administers its business and other affairs. The address of the Manager is 100 Park Avenue, New York, NY 10017.


    In addition to serving the Funds, the Manager serves as manager of fourteen other investment companies which, together with the Funds, make up the "Seligman Group." These companies are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation. The aggregate assets of the Seligman Group were approximately $18.0 billion at December 31, 1997. The Manager also provides investment management or advice to institutional and other accounts having a December 31, 1997 value of approximately $6.3 billion.


    Mr. William C. Morris is Chairman of the Manager and Chairman of the Board and Chief Executive Officer of each Fund. Mr. Morris owns a majority of the outstanding voting securities of the Manager.

    The Manager also provides senior management for Seligman Data Corp., a wholly owned subsidiary of certain investment companies in the Seligman Group, which performs, at cost, certain recordkeeping functions for each Fund, maintains the records of shareholder investment accounts and provides related services.


    The Manager is entitled to receive a management fee from each Series for its services, calculated daily and payable monthly, equal to .50% of the average daily net assets of each Series on an annual basis. The Manager has from time to time voluntarily waived a portion of its management fee with respect to one or more of the Series. Each Fund pays all its expenses other than those assumed by the Manager; expenses are allocated among the Series of the Municipal Fund and of the Municipal Trust in a manner determined by the Directors or Trustees to be fair and equitable. The management fee paid by each Series expressed as a percentage of average daily net assets of that Series is presented in the following table for the fiscal year ended September 30,1997. Total expenses for each Series' Class A and D shares, expressed as an annualized percentage of average daily net assets, are also presented in the following table for the year ended September 30, 1997.

--------------------------------------------------------------------------------
                                                       ANNUALIZED EXPENSE
                           MANAGEMENT FEE RATE             RATIOS FOR
                           FOR THE YEAR ENDED           THE YEAR ENDED
  SERIES                        9/30/97                      9/30/97
  ------                        -------                 ---------------
                                                   CLASS A         CLASS D
                                                   -------         -------
  National..................    .50%                .84%            1.75%
  Colorado..................    .50%                .90%            1.81%
  Georgia...................    .50%                .89%            1.79%
  Louisiana.................    .50%                .86%            1.76%
  Maryland..................    .50%                .90%            1.81%
  Massachusetts.............    .50%                .84%            1.74%
  Michigan..................    .50%                .81%            1.71%
  Minnesota.................    .50%                .85%            1.75%
  Missouri..................    .50%                .89%            1.80%
  New York..................    .50%                .82%            1.73%
  Ohio......................    .50%                .81%            1.71%
  Oregon....................    .50%                .90%            1.80%
  South Carolina............    .50%                .84%            1.75%
  California
    High-Yield..............    .50%                .87%            1.77%
  California Quality........    .50%                .82%            1.72%
  Florida...................    .50%               1.04%            1.81%
  North Carolina............    .50%               1.09%            1.85%
  New Jersey................    .50%               1.06%            1.83%
  Pennsylvania..............    .50%               1.19%            1.96%
--------------------------------------------------------------------------------

     PORTFOLIO MANAGEMENT. Thomas G. Moles, Vice President and Senior Portfolio Manager of each of the Funds, is a Managing Director of J. & W. Seligman & Co. Incorporated, as well as President and Senior Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc. He is responsible for more than $1.8 billion in municipal securities. Mr. Moles, with more than 25 years of experience, has spearheaded Seligman's municipal investment efforts since joining the Manager in 1983.

    The Manager's discussion of each Series' performance as well as a line graph illustrating comparative performance information between each Series of a Fund and the Lehman Brothers Municipal Bond Index is included in the respective Fund's fiscal 1997 Annual Report to shareholders. Copies of a Fund's Annual Report may be obtained, without charge, by calling or writing the Funds at the telephone numbers or address listed on the cover page of this Prospectus.


    PORTFOLIO TRANSACTIONS. Fixed income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. Prices paid to dealers will generally include a "spread", i.e., the difference between the prices at which a dealer is willing to purchase or to sell the security at that time. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter.

    The Management Agreements recognize that in the purchase and sale of portfolio securities, the Manager will seek the most favorable price and execution, and, consistent with that policy, may give consideration to the research, statistical and other services furnished by dealers to the Manager for its use in connection with its services to the Funds as well as other clients.

    Consistent with the Rules of the National Association of Securities Dealers, Inc. and subject to seeking the most favorable price and execution available and such other policies as the Directors or Trustees may determine, the Manager may consider sales of shares of the Funds (and, under applicable laws, of the other Seligman Mutual Funds) as a factor in the selection of dealers to execute portfolio transactions for the Funds.

    PORTFOLIO TURNOVER. A change in securities held by any Series is known as "portfolio turnover" and may involve the payment by such Series of dealer spreads or underwriting commissions and other transactions costs on the sale of the securities as well as on the reinvestment of the proceeds in other securities. While it is the policy of each Series to hold securities for investment, changes will be made from time to time when the Manager believes such changes will strengthen the Series' portfolio. The portfolio turnover of any Series is not expected to exceed 100%.

PURCHASE OF SHARES

     Seligman Financial Services, Inc. ("SFSI"), an affiliate of the Manager, acts as general distributor of the Series' shares. Its address is 100 Park Avenue, New York, NY 10017.

    Each Series issues two classes of shares: Class A shares are sold to investors choosing the initial sales load alternative; and Class D shares are sold to investors choosing no initial sales load, a higher distribution fee and a CDSL on redemptions within one year of purchase. See "Alternative Distribution System" above.

    Shares of the Series may be purchased through any authorized investment dealer. All orders will be executed at the net asset value per share next computed after receipt of the purchase order plus, in the case of Class A shares, a sales load which, except for shares purchased under one of the reduced sales load plans, will vary with the size of the purchase as shown in the schedule under "Class A shares--Initial Sales Load" below.


    THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IS $1,000 FOR EACH SERIES; SUBSEQUENT INVESTMENTS MUST BE IN THE MINIMUM AMOUNT OF $100 (EXCEPT FOR
INVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS). THE FUNDS RESERVE THE RIGHT TO RETURN INVESTMENTS THAT DO NOT SATISFY THESE MINIMUMS. EXCEPTIONS TO THESE MINIMUMS ARE AVAILABLE FOR ACCOUNTS BEING ESTABLISHED CONCURRENTLY WITH THE INVEST-A-CHECK(R) SERVICE. THE MINIMUM AMOUNT FOR INITIAL INVESTMENT IN THE SELIGMAN TIME HORIZON MATRIXSM ASSET ALLOCATION PROGRAM IS $10,000. FOR INFORMATION ABOUT THIS PROGRAM, CONTACT YOUR FINANCIAL ADVISOR.

     The minimum amount for initial investment in each Series is $500 for investors who purchase shares of the Fund through Merrill Lynch's MFA or MFA Select Programs.

     There is no minimum investment required for investors who purchase shares of the Series through wrap fee programs.

     Orders received by an authorized dealer by the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time) and accepted by SFSI before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Series' net asset value determined as of the close of regular trading on the NYSE on that day plus, in the case of Class A shares, any applicable sales load. Orders accepted by dealers after the close of regular trading on the NYSE, or received by SFSI after the close of business, will be executed at the Series' net asset value next determined plus, in the case of Class A shares, any applicable sales load. The authorized dealer through which the shareholder purchases shares is responsible for forwarding the order to SFSI promptly.


    Payment for dealer purchases may be made by check or by wire. To wire payments, dealer orders must first be placed through SFSI's order desk and assigned a purchase confirmation number. Funds in payment of the purchase may then be wired to Mellon Bank, N.A., ABA #043000261, A/C (Name of Fund and Series) (A or D), A/C #107-1011. WIRE TRANSFERS MUST INCLUDE THE PURCHASE CONFIRMATION NUMBER AND CLIENT ACCOUNT REGISTRATION AND ACCOUNT NUMBER. Persons other than dealers who wish to wire payment should contact Seligman Data Corp. for specific wire instructions. Although the Funds make no charge for this service, the transmitting bank may impose a wire service fee.


    Current shareholders may purchase additional shares of the Fund at any time through any authorized dealer or by sending a check payable to "Seligman Group of Funds" in our postage-paid return envelope or directly to SELIGMAN DATA CORP., P.O. BOX 3947, NEW YORK, NY 10008-3947. Checks for investment must be in U.S. dollars drawn on a domestic bank. The checks should be accompanied by an investment slip (provided on the bottom of shareholder account statements) and include the shareholder's name, address, account number, Fund or Series name and class of shares (A or D). IF A SHAREHOLDER DOES NOT PROVIDE THE REQUIRED INFORMATION, SELIGMAN DATA CORP. WILL SEEK FURTHER CLARIFICATION AND MAY BE FORCED TO RETURN THE CHECK TO THE SHAREHOLDER. IF ONLY THE CLASS DESIGNATION IS MISSING, THE INVESTMENT WILL AUTOMATICALLY BE MADE IN CLASS A SHARES. Credit card convenience checks and third party checks (i.e., checks made payable to someone other than the "Seligman Group of Funds") may not be used to open a new fund account or purchase additional shares of the Fund. Orders sent directly to Seligman Data Corp. will be executed at the net asset value next determined after the order is accepted plus, in the case of Class A shares, any applicable sales load.


    Seligman Data Corp. may charge a $10.00 processing fee for checks returned to it as uncollectable. This charge may be deducted from the shareholder's account. For the protection of the Funds and their shareholders, no redemption proceeds will be remitted to a shareholder with respect to shares purchased by check (unless certified) until the Fund receives notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account.

    VALUATION. The net asset value of a Series' shares is determined as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time), each day, Monday through Friday, except on days that the NYSE is closed. Net asset value is calculated separately for each class of a Series. Municipal securities and short-term holdings maturing in more than 60 days are valued based on quotations provided by an independent pricing service, approved by the Directors or Trustees, or in the absence thereof, at fair value as determined in accordance with procedures approved by the Directors or Trustees. Short-term holdings maturing in 60 days or less are generally valued at amortized cost. Taxable securities are valued at market value, or in the absence thereof, fair value as determined in accordance with procedures approved by the Directors or Trustees.


    Although the legal rights of Class A and Class D shares are substantially identical, the different expenses borne by each class will result in different net asset values and dividends. The net asset value of Class D shares will generally be lower than the net asset value of Class A shares as a result of the higher distribution fee charged to Class D shares. In addition, net asset value per share of the two classes will be effected to the extent any other class expenses differ among classes.


    CLASS A SHARES -- INITIAL SALES LOAD. Class A shares are subject to an initial sales load which varies with the size of the purchase as shown in the following schedule, and an annual service fee of up to .25% of the average daily net asset value of Class A shares. See "Administration, Shareholder Services and Distribution Plans" below.
--------------------------------------------------------------------------------
CLASS A SHARES -- SALES LOAD SCHEDULE
                                           SALES LOAD AS A
                                            PERCENTAGE OF          REGULAR
                                         ------------------        DEALER
                                                    NET AMOUNT     DISCOUNT
                                                     INVESTED      AS A % OF
                                      OFFERING      (NET ASSET     OFFERING
         AMOUNT OF PURCHASE             PRICE         VALUE)        PRICE
         ------------------           --------      ----------     ---------
         Less than      $ 50,000         4.75%          4.99%         4.25%
        $  50,000-        99,999         4.00           4.17          3.50
          100,000-       249,999         3.50           3.63          3.00
          250,000-       499,999         2.50           2.56          2.25
          500,000-       999,999         2.00           2.04          1.75
        1,000,000-      or more*            0              0             0

  * Shares acquired at net asset value pursuant to the above schedule will be subject to a CDSL of 1% if redeemed within 18 months of purchase. See "Purchase of Shares--Contingent Deferred Sales Load."

--------------------------------------------------------------------------------

    There is no initial sales load on purchases of Class A shares of $1,000,000 or more ("NAV sales"); however, such shares are subject to a CDSL of 1% if redeemed within eighteen months of purchase.

    SFSI shall pay broker/dealers, from its own resources, a fee on NAV sales, calculated as follows; 1.00% NAV of sales up to but not including $2 million;
 .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person" as defined below.


    SFSI shall also pay broker/dealers, from its own resources, a fee in respect of certain investments in Class A shares of the Seligman Mutual Funds by an "eligible employee benefit plan" (as defined below under "Special Programs") which are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial front-end sales load was not paid because either the participating eligible employee benefit plan has at least (i)
$500,000 invested in the Seligman Group of Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman Mutual Fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and
 .25% of sales from $5 million and above.


    REDUCED SALES LOADS. Reductions in sales loads apply to purchases of Class A shares by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated with purchases made on behalf of any other fiduciary or individual account.

    Shares purchased without an initial sales load in accordance with the sales load schedule or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions within eighteen months of purchase.


    O VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of a Series alone, or in any combination of shares of the other Seligman Mutual Funds that are sold with an initial sales load, reaches levels indicated in the above sales load schedule.


    O THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in shares of any Seligman Mutual Fund sold with an initial sales load with the total net asset value of shares sold with an initial sales load, including shares of Seligman Cash Management Fund that were acquired by an investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load, to determine reduced sales loads in accordance with the sales load schedule. An investor or a dealer purchasing shares on behalf of an investor must indicate if the investor has existing accounts when making investments or opening new accounts.

    O A LETTER OF INTENT allows an investor to purchase Class A shares over a 13-month period at reduced initial sales loads, based upon the total amount the investor intends to purchase plus the total net asset value of shares of the other Seligman Mutual Funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund that were acquired by the investor through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load. An investor or a dealer purchasing shares on behalf of an investor must indicate if the investor has existing accounts when making investments or opening new accounts. For more information concerning terms of Letters of Intent, see "Terms and Conditions."


    SPECIAL PROGRAMS. Each Series may sell Class A shares at net asset value to present and retired directors, trustees, officers, employees and their spouses, (and family members of the foregoing) of the Funds, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales also may be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate.


    Class A shares also may be issued without an initial sales load in connection with the acquisition of cash and securities owned by other investment companies; to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Series shares; to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act; to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to financial institution trust departments; to registered investment advisers exercising investment discretionary authority with respect to the purchase of Series shares, or pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Series; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Group of Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of a Series' shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.


    Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees. Employee benefit plans eligible for net asset value sales, as described above, will be subject to a CDSL of 1% for ter-
minations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Sales pursuant to a 401(k) alliance program which has an agreement with SFSI are available at net asset value and are not subject to a CDSL.

    CLASS D SHARES. Class D shares are sold without an initial sales load but are subject to a CDSL if the shares are redeemed within one year, an annual distribution fee of up to .75% and an annual service fee of up to .25% of the average daily net asset value of the Class D shares. SFSI will make a 1% payment to dealers in respect of purchases of Class D shares.

    CONTINGENT DEFERRED SALES LOAD. A CDSL will be imposed on redemptions of Class D shares which were purchased during the preceding twelve months. The amount of any CDSL will initially be used by SFSI to defray the expense of the payment of 1% made by it to Service Organizations (as defined under
"Administration, Shareholder Services and Distribution Plan") at the time of sale.

    A CDSL of 1% will also be imposed on any redemption of Class A shares purchased during the preceding eighteen months if such shares were acquired at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load." Employee Benefit plans eligible for net asset sales as described above under "Special Programs" may be subject to a CDSL of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination.


    The 1% CDSL normally imposed on redemptions of certain Class A shares (i.e., those purchased during the preceding eighteen months at net asset value pursuant to the sales load schedule provided under "Class A Shares--Initial Sales Load") will be waived on shares that were purchased through Dean Witter Reynolds, Inc. ("Dean Witter") by certain Chilean institutional investors (i.e., pension plans, insurance companies and mutual funds). Upon redemption of such shares within an eighteen-month period, Dean Witter will reimburse SFSI a pro rata portion of the fee it received from SFSI at the time of sale of such shares.

    To minimize the application of a CDSL to a redemption, shares acquired pursuant to the investment of dividends and capital gain distributions (which are not subject to a CDSL) will be redeemed first; followed by shares held for a period of time longer than the applicable CDSL period. Shares held for the longest period of time within the applicable CDSL period will then be redeemed. Additionally, for those shares determined to be subject to a CDSL, the CDSL will be assessed on the current net asset value or original purchase price, whichever is less. No CDSL will be imposed on shares acquired through the investment of dividends or distributions from any Class A or Class D shares of mutual funds in the Seligman Group.


    For example, assume an investor purchased 100 shares in January at a price of $10.00 per share. During the first year, 5 additional shares were acquired through investment of dividends and distributions. In January of the following year, an additional 50 shares were purchased at a price of $12.00 per share. In March of that year, the investor chooses to redeem $1,500.00 from the account which now holds 155 shares with a total value of $1,898.75 ($12.25 per share). The CDSL for this transaction would be calculated as follows:


  Total shares to be redeemed
    (122.449 @ $12.25) as follows:                                    $ 1,500.00
                                                                      ==========
  Dividend/Distribution shares
    (5 @ $12.25)                                                         $ 61.25
  Shares over 1 year old
    (100 @ $12.25)                                                      1,225.00
  Shares less than 1 year old subject to
    CDSL (17.449 @ $12.25)                                                213.75
                                                                      ----------
  Gross proceeds of redemption                                        $1,500.00
  Less CDSL (17.449 shares @ $12.00 =
    $209.39 x 1% = $2.09)                                                 (2.09)
                                                                      ----------
  Net proceeds of redemption                                          $ 1,497.91
                                                                      ==========
    For federal income tax purposes, the amount of the CDSL will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    The CDSL will be waived or reduced in the following instances:


    (a) on redemptions following the death or disability (as defined in section 72(m)(7) of the Code) of a shareholder or beneficial owner; (b) in connection with (i) distributions from retirement plans qualified under section 401(a) of the Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to death, disability, retirement, or separation of service), (ii) distributions from a custodial account under section 403(b)(7) of the Code or an individual retirement account (an "IRA") due to death, disability, minimum distribution requirements after attainment of age 701/2, or, for accounts established prior to January 1, 1998, attainment of age 591/2, and (iii) a tax-free return of an excess contribution to an IRA; (c) in whole or in part, in connection with shares sold to current and retired Directors or Trustees of the Funds; (d) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of shares of any registered investment management company; (e) in whole or in part, in connection with automatic cash withdrawals;
(f) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and (g) in connection with the redemption of shares of a Fund if it is combined with another mutual fund in the Seligman Group, or another similar reorganization transaction.


    If, with respect to a redemption of any Class A or Class D shares sold by a dealer, the CDSL is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to SFSI promptly upon notice an amount equal to the payment or a portion of the payment made by SFSI at the time of sale of such shares.

    SFSI may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Dealers may limit the participation of registered representatives in such informational programs by means of sales incentive programs which may require the sale of minimum dollar amounts of shares of the Seligman Mutual Funds. SFSI may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman Mutual Funds. In some instances, these bonuses or incentives may be offered only to certain dealers which employ a registered representative who has sold or may sell a significant amount of shares of a Fund and/or certain other mutual funds managed by the Manager during a specified period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to SFSI of such promotional activities and payments shall be consistent with the Rules of the National Association of Securities Dealers, Inc., as then in effect.

TELEPHONE TRANSACTIONS


    A shareholder with telephone transaction privileges, AND THE SHAREHOLDER'S BROKER/DEALER REPRESENTATIVE, has the ability to effect the following transactions via telephone: (i) redemption of Series shares with proceeds sent to address or record (up to $50,000 per day per fund account), (ii) exchange of Series shares for shares of the same class of another Seligman Mutual Fund,
(iii) change of a dividend and/or capital gain distribution option, and (iv) change of address. All telephone transactions are effected through Seligman Data Corp. at (800) 221-2450.

    Unless an election is made otherwise on the Account Application, a shareholder and the shareholder's broker/dealer of record, as designated on the Account Application, will automatically receive telephone services.


    FOR INVESTORS WHO PURCHASE SHARES THROUGH A BROKER/DEALER: Telephone services for a shareholder and the shareholder's representative may be elected by completing a supplemental election application available from the broker/dealer of record.

    FOR CORPORATIONS OR GROUP RETIREMENT PLANS: Telephone services are not permitted.


    All Seligman Mutual Funds with the same account number (i.e., registered exactly the same) as an existing account, including any new fund in which the shareholder invests in the future, will automatically include telephone services if the existing account has telephone services. Telephone services may also be elected at any time on a supplemental telephone services election form.

    For accounts registered jointly (such as joint tenancies, tenants in common and community property registrations), each owner, by accepting or requesting telephone transaction services, authorizes each of the other owners to effect telephone transactions on his or her behalf.


    During times of drastic economic or market changes, a shareholder or the shareholder's representative may experience difficulty in contacting Seligman Data Corp. to request a redemption or exchange of Series shares via telephone. In these circumstances, the shareholder should consider using other redemption or exchange procedures. (See "Redemption of Shares.") Use of these other redemption or exchange procedures may result in the request being processed at a later time than if a telephone transaction had been used, and a Series' net asset value may fluctuate during such periods.


    Each Fund and Seligman Data Corp. will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity, requiring that the caller provide certain requested personal and/or account information at the time of the call for the purpose of establishing the caller's identity, and sending a written confirmation of redemptions, exchanges or address changes to the address of record each time activity is initiated by telephone. As long as each Fund and Seligman Data Corp. follow instructions communicated by telephone that were reasonably believed to be genuine at the time of their receipt, neither they nor any of their affiliates will be liable for any loss to the shareholder caused by an unauthorized transaction. In any instance where a Fund or Seligman Data Corp. is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither they nor any of their affiliates will be liable for any losses which may occur due to a delay in implementing the transaction. If a Fund or Seligman Data Corp. does not follow the procedures described above, such Fund or Seligman Data Corp. may be liable for any losses due to unauthorized or fraudulent instructions. Telephone transactions must be effected through a representative of Seligman Data Corp., i.e., requests may not be communicated via Seligman Data Corp.'s automated telephone answering system. Shareholders, of course, may refuse or cancel telephone transaction services. Telephone services may be terminated by a shareholder at any time by sending a written request to Seligman Data Corp. Written acknowledgment of the addition of telephone services to an existing account or termination of telephone services will be sent to the shareholder at the address of record.

REDEMPTION OF SHARES


    A shareholder may redeem shares held in book credit ("uncertificated") form without charge, except a CDSL, if applicable, at any time by SENDING A WRITTEN REQUEST to Seligman Data Corp., P.O. Box 3947, New York, NY 10008-3947; or if request is being sent by overnight delivery service to 100 Park Avenue, New York, NY 10017. The redemption request must be signed by all persons in whose name the shares are registered. A shareholder may redeem shares that are not in book credit form without charge, except a CDSL, if applicable, by surrendering certificates in proper form to the same address. Certificates should be sent certified or registered mail, return receipt is advisable (may increase mailing time). Share certificates must be endorsed for transfer or accompanied by an endorsed stock power signed by all shareowners exactly as their name(s) appear(s) on the account registration. The shareholder's letter of instruction or endorsed stock power should specify the name of the Series, the account number, class of shares (A or D) and number of shares or dollar amount to be redeemed. The Funds cannot accept conditional redemption requests (i.e., requests to sell shares at a specific price or on a future date).

    If the redemption proceeds are (i) $50,000 or more, (ii) to be paid to someone other than the shareholder of record (regardless of the amount) or (iii) to be mailed to other than the address of record (regardless of the amount), the signature(s) of the shareholder(s) must be guaranteed by an eligible financial institution including, but not limited to, the following: banks, trust companies, credit unions, securities brokers and dealers, savings and loan associations and participants in the Securities Transfer Association Medallion Program (STAMP), the Stock Exchanges Medallion Program (SEMP) or the New York Stock Exchange Medallion Signature Program (MSP). A Fund reserves the right to reject a signature guarantee where it is believed that the Fund will be placed at risk by accepting such guarantee. A signature guarantee is also necessary in order to change the account registration. Notarization by a notary public is not an acceptable signature guarantee. ADDITIONAL DOCUMENTATION MAY ALSO BE REQUIRED BY SELIGMAN DATA CORP. IN THE EVENT OF A REDEMPTION BY A CORPORATION, EXECUTOR, ADMINISTRATOR, TRUSTEE, CUSTODIAN OR RETIREMENT PLAN. FOR FURTHER INFORMATION WITH RESPECT TO REDEMPTION REQUIREMENTS, PLEASE CONTACT THE SHAREHOLDER SERVICES DEPARTMENT OF SELIGMAN DATA CORP. FOR ASSISTANCE.


    In the case of Class A shares (except for shares purchased without an initial sales load due to the size of the purchase), and in the case of Class D shares redeemed after one year, a shareholder will receive the net asset value per share next determined after receipt of a request in good order. If Class A shares which were purchased without an initial sales load because the purchase amount was $1,000,000 or more are redeemed within eighteen months of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares--Class A Shares--Initial Sales Load" above. If Class D shares are redeemed within one year of purchase, a shareholder will receive the net asset value per share next determined after receipt of a request in good order, less a CDSL of 1% as described under "Purchase of Shares -- Class D Shares" above.


    A shareholder may also "sell" shares to a Fund through an investment dealer and, in that way, be certain, providing the order is timely, of receiving the net asset value established at the end of the day on which the dealer is given the repurchase order (less any applicable CDSL). The Funds make no charge for this transaction, but the dealer may charge a service fee. "Sell" or repurchase orders received from an authorized dealer before the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) and received by SFSI, the repurchase agent, before the close of business on the same day will be executed at the net asset value per share determined at the close of the NYSE on that day, less any applicable CDSL. Repurchase orders received from authorized dealers after the close of the NYSE or not received by SFSI prior to the close of business, will be executed at the net asset value determined as of the close of the NYSE on the next trading day, less any applicable CDSL. Shares held in a "street name" account with a broker/dealer may be sold to a Fund only through a broker/dealer.


    TELEPHONE REDEMPTIONS. Telephone redemptions of uncertificated shares may be made once per day, in an amount of up to $50,000 per fund account. Proceeds will be sent to the address of record. Telephone redemption requests received by Seligman Data Corp. at (800) 221-2450 by the close of regular trading on the NYSE (normally 4:00 p.m. Eastern Time) will be processed at the Fund's net asset value determined as of the close of business on that day. Redemption requests by telephone will not be accepted within 30 days following an address change. IRAs, group retirement plans, corporations and trusts for which the name of the current trustee does not appear in the account registration are not eligible for telephone redemptions. Each Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice.


    For more information about telephone redemptions, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

    CHECK REDEMPTION SERVICE. The Check Redemption Service allows a shareholder who owns or purchases shares in a Series worth $25,000 or more to request Seligman Data Corp. to provide redemption checks to be drawn on the account associated with the Series in which the shareholder is invested, in amounts of $500 or more. The shareholder may elect to use this Service on the Account Application or by later written request to Seligman Data Corp. Shares for which certificates have been issued will not be available for redemption under this Service. Holders of Class A shares should bear in mind that check redemptions of Class A shares acquired at net asset value due to the size of the purchase may be subject to a CDSL. Holder of Class D shares may use this Service with respect to shares that have been held for at least one year. Dividends continue to be earned through the date preceding the date the check clears for payment. Use of this Service is subject to Mellon Bank, N.A. rules and regulations covering checking accounts. Separate checkbooks will be furnished for each Series.

    There is no charge for use of checks. When honoring a check that was processed for payment, Mellon Bank, N.A. will cause a Series to redeem exactly enough full and fractional shares from an account to cover the amount of the check and any applicable CDSL. If shares are owned jointly, redemption checks will need to be signed by all persons, unless otherwise elected under Section 6 of the Account Application, in which case a single signature will be acceptable.


    In view of daily fluctuations in share value, the shareholder should be certain that the amount of shares in the account is sufficient in a Series to cover the amount of checks written on that Series. If insufficient shares are in the account, the check will be returned marked "insufficient funds." THE FUNDS WILL NOT REDEEM SHARES OF ONE SERIES TO COVER A CHECK WRITTEN ON ANOTHER SERIES. SELIGMAN DATA CORP. WILL CHARGE A $10.00 PROCESSING FEE FOR ANY CHECK REDEMPTION DRAFT RETURNED AS UNCOLLECTABLE. THIS CHARGE MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT.

     Check Redemption books cannot be reordered unless the shareholder's account has a value of $25,000 or more and Seligman Data Corp. has a certified Tax Identification Number on file.


    Cancelled checks will be returned to a shareholder under separate cover the month after they clear. The Check Redemption Service may be terminated at any time by a Fund or Mellon Bank, N.A. See "Terms and Conditions."


    FOR THE PROTECTION OF THE FUNDS AND THEIR SHAREHOLDERS, NO PROCEEDS OF A CHECK REDEMPTION WILL BE REMITTED TO A SHAREHOLDER WITH RESPECT TO SHARES PURCHASED BY CHECK (UNLESS CERTIFIED) UNTIL SELIGMAN DATA CORP. HAS RECEIVED NOTICE THAT THE CHECK HAS CLEARED, WHICH MAY BE UP TO 15 DAYS FROM THE CREDIT OF SUCH SHARES TO THE SHAREHOLDER'S ACCOUNT.


    GENERAL. With respect to shares redeemed, a check for the proceeds, less any applicable CDSL, will be sent to the shareholder's address of record within seven calendar days after acceptance of the redemption order and will be made payable to all of the registered owners on the account. With respect to shares repurchased, a check for the proceeds will be sent to the investment dealer within seven calendar days after acceptance of the repurchase order and will be made payable to the investment dealer. Payment of redemption proceeds will be delayed on redemptions of shares purchased by check (unless certified) until Seligman Data Corp. receives notice that the check has cleared, which may be up to 15 days from the credit of such shares to the shareholder's account. No interest is paid on the redemption proceeds after the redemption but before the funds are paid. The proceeds of a redemption or repurchase may be more or less than the shareholder's cost.


    The Funds reserve the right to redeem shares owned by a shareholder whose investment in a Series has a value of less than minimum amount specified by the Funds' Directors or Trustees, which is presently $500. Shareholders would be sent a notice before such redemption is processed stating that the value of their investment in a Series is less than the specified minimum and that they have sixty days to make an additional investment.

REINSTATEMENT PRIVILEGE

    If a shareholder redeems Class A shares and then decides to reinvest them, or to shift the investment to one of the other Seligman Mutual Funds, the shareholder may, within 120 calendar days of the date of redemption, use all or any part of the proceeds of the redemption to reinstate, free of an initial sales load, all or any part of the investment in Class A shares of the Series or any of the other Seligman Mutual Funds. If a shareholder redeems shares and the redemption was subject to a CDSL, the shareholder may reinstate the investment in shares of the same class of the Series or any of the other Seligman Mutual Funds within 120 calendar days of the date of redemption and receive a credit for the applicable CDSL paid. Such investment will be reinstated at the net asset value per share established as of the close of the NYSE on the day the request is accepted. Seligman Data Corp. must be informed that the purchase is a reinstated investment. REINSTATED SHARES MUST BE REGISTERED EXACTLY AND BE OF THE SAME CLASS AS THE SHARES PREVIOUSLY RE-DEEMED; AND THE FUND'S MINIMUM INITIAL INVESTMENT AMOUNT MUST BE MET AT THE TIME OF REINSTATEMENT.


    Generally, exercise of the Reinstatement Privilege does not alter the federal income tax status of any capital gain realized on a sale of a Series' shares, but to the extent that any shares are sold at a loss and the proceeds are reinvested in shares of the same Series, some or all of the loss will not be allowed as a deduction, depending upon the percentage of the proceeds reinvested.

ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLANS

    Under each Fund's Administration, Shareholder Services and Distribution Plan (the "Plan"), each Series may pay to SFSI an administration, shareholder services and distribution fee in respect of each Series' Class A and Class D shares. Payments under the Plan may include, but are not limited to: (i) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in a Series, (ii) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Series' shareholders, and (iii) otherwise promoting the sale of shares of each Series, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying SFSl's costs incurred in connection with its marketing efforts with respect to shares of a Series. The Manager, in its sole discretion, may also make similar payments to SFSI from its own resources, which may include the management fee that the Manager receives from each Series.

    Under its Plan, each Series reimburses SFSI for its expenses with respect to Class A shares at an annual rate of up to .25% of the average daily net asset value of a Series' Class A shares. It is expected that the proceeds from the fee in respect of Class A shares will be used primarily to compensate Service Organizations which enter into agreements with SFSI. Such Service Organizations will receive from SFSI a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of a Series' Class A shares attributable to the particular Service Organization for providing personal service and/or the maintenance of shareholder accounts. The fee payable from time to time is, within such limit, determined by the Directors or Trustees of the Funds.


    The Plan, as it relates to Class A shares of the Municipal Fund, was first approved by the Directors on July 21, 1992 and by the shareholders of each Series on November 23, 1992. The Plan, as it relates to the Class A shares of the California High-Yield Series and the California Quality Series, was first approved by the Trustees on July 21, 1992 and by the shareholders on November 23, 1992. The Plan, as it relates to the Class A shares of the Florida Series, was first approved by the Trustees on June 21, 1990 and by the shareholders on December 7, 1990. The Plan, as it relates to Class A shares of the North Carolina Series, was first approved by the Trustees on June 21, 1990 and by the shareholders on April 11, 1991. The Plan, as it relates to the Class A shares of the New Jersey Fund, was first approved by the Directors on January 12, 1988 and by the shareholders on December 16, 1988. The Plan, as it relates to the Class A shares of the Pennsylvania Fund, was first approved by the Trustees on June 10, 1986 and by the shareholders on April 23, 1987. The total amounts paid for the year ended September 30, 1997 in respect of each Series' Class A shares' average daily net assets pursuant to the Plan were as follows:

                                                                      % OF
                                                                     AVERAGE
     SERIES                                                        NET ASSETS
     ------                                                        ----------
National....................................................           .09%
Colorado....................................................           .09
Georgia.....................................................           .10
Louisiana...................................................           .10
Maryland....................................................           .09
Massachusetts...............................................           .10
Michigan....................................................           .10
Minnesota...................................................           .10
Missouri....................................................           .09
New York....................................................           .09
Ohio........................................................           .10
Oregon......................................................           .10
South Carolina..............................................           .09
California High-Yield.......................................           .10
California Quality..........................................           .10
Florida.....................................................           .23
North Carolina..............................................           .24
New Jersey..................................................           .23
Pennsylvania................................................           .23



    Under its Plan, each Series reimburses SFSI for its expenses with respect to Class D shares at an annual rate of up to 1% of the average daily net asset value of the Class D shares. Proceeds from a Series' Class D distribution fee are used primarily to compensate Service Organizations for administration, shareholder services and distribution assistance (including a continuing fee of up to .25% on an annual basis of the average daily net asset value of a Series' Class D shares attributable to particular Service Organizations for providing personal services and/or the maintenance of shareholder accounts) and will initially be used by SFSI to defray the expense of the 1% payment to be made by it to Service Organizations at the time of the sale of Class D shares. The amounts expended by SFSI in any one year upon the initial purchase of Class D shares may exceed the amounts received by it from Plan payments retained. Expenses of administration, shareholder services and distribution of a Series' Class D shares in one fiscal year may be paid from a Series' Class D Plan fees received in any other fiscal year. Each Plan, as it relates to Class D shares, was approved by the Directors or Trustees on November 18, 1993 and became effective February 1, 1994. The total amount paid for the year ended September 30, 1997, in respect of each Series' Class D shares pursuant to the Plan was 1.00% per annum of each Series' Class D shares' average daily net assets. Each Plan is reviewed by the Directors or Trustees annually.

    Seligman Services, Inc. ("SSI"), an affiliate of the Manager, is a limited purpose broker/dealer. SSI acts as broker/dealer of record for shareholder accounts that do not have a designated broker/dealer of record and receives compensation from a Series pursuant to its Plan for providing personal service and account maintenance to such accounts and other distribution services.

EXCHANGE PRIVILEGE

    A shareholder may, without charge, exchange at net asset value any part or all of an investment in a Series for shares of another Series or for shares of the other mutual funds in the Seligman Group. Exchanges may be made by mail or by telephone if the shareholder has telephone services.

    Class A and Class D shares may be exchanged only for Class A and Class D shares, respectively, of another Seligman Mutual Fund on the basis of relative net asset value.


    If shares  that are  subject to a CDSL are  exchanged  for shares of another
Seligman Mutual Fund, then for purposes of assessing the CDSL payable upon disposition of the exchanged shares, the applicable holding period shall be reduced by the period for which the original shares were held.


    Aside from the Series described in this Prospectus, the Seligman Mutual Funds available under the Exchange Privilege are:

    O SELIGMAN CAPITAL FUND, INC. seeks aggressive capital appreciation. Current income is not an objective.

    O SELIGMAN CASH MANAGEMENT FUND, INC. invests in high quality money market instruments. Shares are sold at net asset value.

    O SELIGMAN COMMON STOCK FUND, INC. seeks favorable current income and long-term growth of both income and capital value without exposing capital to undue risk.

    O SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC. invests in shares of companies in the communications, information and related industries to produce capital gain. Income is not an objective.

    O SELIGMAN FRONTIER FUND, INC. seeks to produce growth in capital value, income may be considered but will only be incidental to the fund's investment objective.

    O SELIGMAN GROWTH FUND, INC. seeks longer-term growth in capital value and an increase in future income.

    O SELIGMAN HENDERSON GLOBAL FUND SERIES, INC. consists of the Seligman Henderson Emerging Markets Growth Fund, the Seligman Henderson Global Growth Opportunities Fund, the Seligman Henderson Global Smaller Companies Fund, the Seligman Henderson Global Technology Fund and the Seligman Henderson International Fund all of which seek long-term capital appreciation primarily through investing in companies either globally or internationally.

    O SELIGMAN HIGH INCOME FUND SERIES seeks high current income by investing in debt securities. The Fund consists of the Seligman U.S. Government Securities Series and the Seligman High-Yield Bond Series.

    O SELIGMAN INCOME FUND, INC. seeks high current income and the possibility of improvement of future income and capital value.


    O SELIGMAN VALUE FUND SERIES, INC. consists of the Seligman Large-Cap Value Fund and the Seligman Small-Cap Value Fund, each of which seeks long-term capital appreciation by investing in equity securities of value companies primarily located in the U.S.

    All permitted exchanges will be based on the net asset values of the respective funds determined at the close of the NYSE on that day. Telephone requests for exchanges received by the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern Time) by Seligman Data Corp. at (800) 221-2450 will be processed as of the close of business on that day. Requests received after the close of regular trading on the NYSE will be processed at the net asset value per share calculated the following business day. The registration of an account into which an exchange is made must be identical to the registration of the account from which shares are exchanged. When establishing a new account by an exchange of shares, the shares being exchanged must have a value of at least the minimum initial investment required by the fund into which the exchange is being made. THE METHOD OF RECEIVING DISTRIBUTIONS, UNLESS OTHERWISE INDICATED, WILL BE CARRIED OVER TO THE NEW FUND ACCOUNT, AS WILL TELEPHONE SERVICES. ACCOUNT SERVICES, SUCH AS INVEST-A-CHECK(R) SERVICE, DIRECTED DIVIDENDS AND AUTOMATIC CASH WITHDRAWAL SERVICE, WILL NOT BE CARRIED OVER TO THE NEW FUND ACCOUNT UNLESS SPECIFICALLY REQUESTED AND PERMITTED BY THE NEW FUND. Exchange orders may be placed to effect an exchange of a specific number of shares, an exchange of shares equal to a specific dollar amount or an exchange of all shares held. Shares for which certificates have been issued may not be exchanged via telephone and may be exchanged only upon receipt of an exchange request together with certificates representing shares to be exchanged in proper form.


    The terms of the exchange offer described herein may be modified at any time; and not all of the mutual funds in the Seligman Group are available to residents of all states. Before making any exchange, contact your authorized investment dealer or Seligman Data Corp. to obtain prospectuses of any of the Seligman Mutual Funds.

    A broker/dealer representative will be able to effect exchanges on behalf of a shareholder only if the shareholder has telephone services or if the broker/dealer has entered into a Telephone Exchange Agreement with SFSI wherein the broker/dealer must agree to indemnify SFSI and the Seligman Group of Mutual Funds from any loss or liability incurred as a result of acceptance of telephone exchange orders. Written confirmation of all exchanges will be forwarded to the shareholder to whom the exchanged shares are registered and a duplicate confirmation will be sent to the broker/dealer of record listed on the account.

    SFSI reserves the right to reject any telephone exchange request. Any rejected telephone exchange or-der may be processed by mail. For more information about telephone exchange privileges, which, unless objected to, are assigned to certain shareholders automatically, and the circumstances under which shareholders may bear the risk of loss for a fraudulent transaction, see "Telephone Transactions" above.

    Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

FURTHER INFORMATION ABOUT
TRANSACTIONS IN THE FUNDS

    Because excessive trading (including short-term, "market timing" trading) can hurt a Series' performance, a Fund, on behalf of a Series, may refuse any exchange (1) from any shareholder account from which there have been two exchanges in the preceding three month period, or (2) where the exchanged shares equal in value the lesser of $1,000,000 or 1% of the Series' net assets. A Fund may also refuse any exchange or purchase order from any shareholder account if the shareholder or the shareholder's broker/dealer has been advised that previous patterns of purchases and redemptions or exchanges have been considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose. Additionally, each Fund reserves the right to refuse any order for the purchase of shares.


DIVIDENDS AND GAIN DISTRIBUTIONS


    Each Series intends to declare dividends of net investment income daily. Dividends are paid on the 17th day of each month. If the 17th day of the month falls on a weekend or holiday on which the NYSE is closed, the dividend will be distributed on the previous business day. Payments vary in amount depending on income received from portfolio securities, expenses of operation and the number of days in the period.

    Shares will begin earning dividends on the day on which a Series receives payment and shares are issued. Shares continue to earn dividends through the date preceding the date they are redeemed or delivered subsequent to repurchase.

    Each Series distributes substantially all of any taxable net long-term and short-term gain realized on investments to shareholders at least annually in accordance with requirements under the Internal Revenue Code of 1986, as amended, and other applicable statutory and regulatory requirements.


    Shareholders may elect: (1) to receive both dividends and gain distributions in shares; (2) to receive dividends in cash and gain distributions in shares;
(3) to receive both dividends and gain distributions in cash. Cash dividends and gain distributions are paid by check. In the case of prototype retirement plans, dividends and gain distributions are reinvested in additional shares. Unless another election is made, dividends and gain distributions will be credited to shareholder accounts in additional shares. Shares acquired through a dividend or gain distribution and credited to a shareholder's account are not subject to an initial sales load or a CDSL. Dividends and gain distributions paid in shares are invested on the payable date using the net asset value of the ex-dividend date. Shareholders may elect to change their dividend and gain distribution options by writing Seligman Data Corp. at the address listed below. If the shareholder has telephone services, changes may also be telephoned to Seligman Data Corp. between 8:30 a.m. and 6:00 p.m. Eastern time, by either the shareholder or the broker/dealer of record on the account. For information about telephone services, see "Telephone Transactions." These elections must be received by Seligman Data Corp. before the record date for the dividend or distribution in order to be effective for such dividend or gain distribution.


    The per share dividends from net investment income on a Series' Class D shares will be lower than the per share dividends on a Series' Class A shares as a result of the higher distribution fee applicable with respect to a Series' Class D shares. Per share dividends of the two classes may also differ as a result of differing class expenses, if any. Distributions of net capital gains, if any, will be paid in the same amount for Class A and Class D shares.

    Shareholders exchanging shares for shares of another Seligman Mutual Fund will continue to receive dividends and gains as elected prior to such exchange unless otherwise specified. In the event that a shareholder redeems all shares in an account between the record date and the payable date, the value of any dividends or gain distributions declared will be paid in cash regardless of the existing election. A transfer or exchange of all shares (closing an account), between the record date and payable date, will result in the value of dividends or gain distributions being paid to the new fund account in accordance with the option on the closed account, unless Seligman Data Corp. is instructed otherwise.


TAXES

FEDERAL INCOME TAXES

    Each Series intends to continue to qualify as a regulated investment company under the Code. Thus qualified, each Series will be relieved of regular federal income tax on income distributed to shareholders provided that it distributes each year to its shareholders at least 90% of its net investment income and net short-term capital gains, if any.

    If, at the close of each quarter of its taxable year, at least 50% of each Series' total assets is invested in obligations exempt from regular federal income tax the Series will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes ("exempt interest dividends"). The total amount of exempt interest dividends paid by a Series to shareholders with respect to any taxable year cannot exceed the amount of federally tax-exempt interest received by a Series during the year less any expenses allocable to such interest.


    Distributions of net capital gain (i.e., the excess of net long-term capital gains over net short-term capital losses ("capital gain distributions")) are taxable to shareholders as long-term capital gain, whether received in shares or cash, regardless of how long a shareholder has held shares in the Series, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal income tax on distributions of net capital gains at a maximum rate of 28% if designated as derived from the Series' capital gains from property held for more than one year and at a maximum rate of 20% if designated as derived from the Series' capital gains from property held for more than eighteen months. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Series' other investment income (other than exempt interest dividends) or from net realized short-term gain will be taxable to shareholders as ordinary income, whether received in cash or in additional shares.
Distributions will not, generally, be eligible for the dividends-received deduction for corporations. Shareholders receiving distributions in the form of additional shares issued by a Series will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received.


    Interest on indebtedness incurred or continued to purchase or carry shares of any Series will not be deductible for federal income tax purposes to the extent that the Series' distributions are exempt from federal income tax.


    Any gain or loss realized upon a sale or redemption of shares of a Series by a shareholder who is not a dealer in securities generally will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distribution. Moreover, any loss realized by a shareholder upon the sale of shares of a Series held six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholders with respect to such shares. In addition, no loss will be allowed on the sale or other disposition of shares of a Series if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (such as through dividend reinvestment) securities that are substantially identical to the shares of the Series. Individual shareholders will be subject to federal income tax as long-term capital gains at a maximum rate of 28% in respect of shares held for more than one year and at a maximum rate of 20% in respect of shares held for more than eighteen months.

    In determining gain or loss on shares of a Series that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales load incurred in acquiring such shares to the extent of any subsequent reduction of the sales load by reason of the Exchange or Reinstatement Privilege offered by a Fund. Any sales load not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.

    Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult their tax advisors before purchasing shares of any Series.

    UNLESS A SHAREHOLDER INCLUDES A TAXPAYER IDENTIFICATION NUMBER (SOCIAL SECURITY NUMBER FOR INDIVIDUALS) ON THE ACCOUNT APPLICATION AND CERTIFIES THAT SUCH SHAREHOLDER IS NOT SUBJECT TO BACKUP WITHHOLDING, EACH FUND IS REQUIRED TO WITHHOLD AND REMIT TO THE U.S. TREASURY A PORTION OF NON-EXEMPT DISTRIBUTIONS AND OTHER REPORTABLE PAYMENTS TO THE SHAREHOLDER. THE RATE OF BACKUP WITHHOLDING IS 31%. SHAREHOLDERS SHOULD BE AWARE THAT, UNDER REGULATIONS PROMULGATED BY THE INTERNAL REVENUE SERVICE, A FUND MAY BE FINED UP TO $50 ANNUALLY FOR EACH ACCOUNT FOR WHICH A CERTIFIED TAXPAYER IDENTIFICATION NUMBER IS NOT PROVIDED. IN THE EVENT THAT SUCH A FINE IS IMPOSED, A FUND MAY CHARGE A SERVICE FEE OF UP TO $50 THAT MAY BE DEDUCTED FROM THE SHAREHOLDER'S ACCOUNT AND OFFSET AGAINST ANY UNDISTRIBUTED DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. EACH FUND ALSO RESERVES THE RIGHT TO CLOSE ANY ACCOUNT WHICH DOES NOT HAVE A CERTIFIED TAXPAYER IDENTIFICATION NUMBER WITH RESPECT TO ANY UNCERTIFIED ACCOUNT IN ANY YEAR, A CORRESPONDING CHARGE MAY BE MADE AGAINST THAT ACCOUNT.

CALIFORNIA TAXES

    In the opinion of Sullivan & Cromwell, counsel to the Funds, provided that at the end of each quarter of its taxable year at least 50% of the total assets of the California Quality or California High-Yield Series consist of federally tax-exempt obligations of the State of California and its political subdivisions ("California Municipal Securities"), shareholders of each such Series who are subject to California State taxation on dividends will not be subject to California personal income taxes on dividends from that Series attributable to interest received by each such Series on California Municipal Securities as well as on certain other federally tax-exempt obligations the interest on which is exempt from California personal income taxes. To the extent that the distributions are derived from other income, including long- or short-term capital gains, such distributions will not be exempt from California personal income taxation, and, further to the extent that they constitute long-term capital gain dividends they will be taxed as long-term gain to a shareholder.

    Interest on indebtedness incurred or continued to purchase or carry shares of the California Quality or California High-Yield Series will not be deductible for California personal income tax purposes to the extent such Series' distributions are exempt from California personal income tax.

    Prospective investors should be aware that an investment in these Series may not be suitable for persons who are not residents of the State of California or who do not receive income subject to income taxes of the State.

COLORADO TAXES

    In the opinion of Ireland, Stapleton, Pryor & Pascoe, P.C., Colorado tax counsel to the Municipal Fund, individuals, trusts, estates and corporations who are holders of the Colorado Series and who are subject to the Colorado income tax will not be subject to Colorado income tax or the Colorado alternative minimum tax on Colorado Series dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Code, which are derived from interest income received by the Colorado Series on (a) obligations of the State of Colorado or its political subdivisions which are issued on or after May 1,1980, or if issued before May 1,1980, to the extent such interest is specifically exempt from income taxation un-der the laws of the State of Colorado authorizing the issuance of such obligations, (b) obligations of the United States or its possessions to the extent included in federal taxable income, or (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states. To the extent that Colorado Series distributions are attributable to sources not described in the preceding sentence, such as long or short-term capital gains, such distributions will not be exempt from Colorado income tax and may be subject to Colorado's alternative minimum tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Colorado Series are exempt from Colorado property taxes.

    Except during temporary defensive periods or when acceptable investments are unavailable to the Colorado Series, at least 80% of the value of the net assets of the Colorado Series will be maintained in debt obligations which are exempt from regular federal income tax and Colorado income tax.

    The Colorado Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Colorado obligations and exempt from the Colorado income tax.

FLORIDA TAXES

    Florida does not presently impose an income tax on individuals and thus individual shareholders of the Florida Series will not be subject to any Florida state income tax on distributions received from the Florida Series. However, Florida imposes an intangible personal property tax on shares of the Florida Series owned by a Florida resident on January 1 of each year unless such shares qualify for an exemption from that tax. The Municipal Trust has received a Technical Assistance Advisement from the State of Florida, Department of Revenue, to the effect that shares of the Florida Series owned by a Florida resident will be exempt from the Florida Intangible Personal Property Tax so long as the Florida Series' portfolio includes on January 1 of each year only assets, such as Florida tax-exempt securities and United States Government securities, that are exempt from the Florida Intangible Personal Property Tax. Corporate shareholders may be subject to Florida income taxes depending on the portion of the income related to the Florida Series that is allocable to Florida under applicable Florida law.

GEORGIA TAXES

    In the opinion of King & Spalding, Georgia tax counsel to the Municipal Fund, under existing Georgia law, shareholders of the Georgia Series will not be subject to Georgia income taxes on dividends with respect to shares of the Georgia Series to the extent that such distributions represent "exempt-interest dividends" for federal income tax purposes that are attributable to interest-bearing obligations issued by or on behalf of the State of Georgia or its political subdivisions, or by the governments of Puerto Rico, the Virgin Islands or Guam (collectively, "Georgia Obligations"), which are held by the Georgia Series. Dividends, if any, derived from capital gains or other sources generally will be taxable to shareholders of the Georgia Series for Georgia income tax purposes.

    Except during temporary defensive periods or when acceptable investments are unavailable to the Georgia Series, at least 80% of the value of the net assets of the Georgia Series will be maintained in debt obligations which are exempt from regular federal income tax and Georgia income taxes.

     The Georgia Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Georgia Obligations and exempt from Georgia income taxes.

LOUISIANA TAXES

    In the opinion of Liskow & Lewis, Louisiana tax counsel to the Municipal Fund, based upon a private ruling obtained from the Louisiana Department of Revenue and Taxation (the "Department"), and subject to the current policies of the Department, shareholders of the Louisiana Series who are corporations; individuals and residents of the State of Louisiana; and, for taxable periods beginning after December 31, 1996, trusts or estates; all of whom are otherwise subject to Louisiana income tax, will not be subject to Louisiana income tax on Louisiana Series dividends to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Louisiana or its political or governmental subdivisions, or its governmental agencies or instrumentalities. To the extent that distributions on the Louisiana Series are attributable to sources other than those described in the preceding sentence, such distributions, including but not limited to, long-term or short-term capital gains, will not be exempt from Louisiana income tax.

    Non-resident individuals maintaining their domicile other than in the State of Louisiana will not be subject to Louisiana income tax on their Louisiana Series dividends.

    Except during temporary defensive periods or when acceptable investments are unavailable to the Louisiana Series, the Municipal Fund will maintain at least 80% of the value of the net assets of the Louisiana Series in debt obligations which are exempt from federal income tax and exempt from Louisiana income tax.

    The Louisiana Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Louisiana obligations and exempt from Louisiana income tax.


MARYLAND TAXES

    In the opinion of Venable, Baetjer and Howard, LLP, Maryland tax counsel to the Municipal Fund, as long as dividends paid by the Maryland Series qualify as interest excludable under Section 103 of the Code and the Maryland Series qualifies as a "regulated investment company" under the Code, the portion of exempt-interest dividends that represents interest received by the Maryland Series on obligations (a) of Maryland or its political subdivisions and authorities, or (b) of the United States or an authority, commission, instrumentality, possession or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Series.

    Gain realized by the Maryland Series from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, or of the United States or an authority, commission or instrumentality of the United States will not be subject to Maryland state and local income taxes.

    To the extent that distributions of the Maryland Series are attributable to sources other than those described in the preceding sentences, such as interest received by the Maryland Series on obligations issued by states other than Maryland, income earned on repurchase contracts, or gains realized by a shareholder upon a redemption or exchange of Maryland Series shares, such distributions will be subject to Maryland state and local income taxes.

    Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Series to purchase or carry shares of the Maryland Series will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

    Except during temporary defensive periods or when acceptable investments are unavailable to the Maryland Series, at least 80% of the value of the net assets of the Maryland Series will be maintained in debt obligations which are exempt from regular federal income tax and are exempt from Maryland state and local income taxes.

     The Maryland Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Maryland obligations and exempt from Maryland state and local income taxes.


MASSACHUSETTS TAXES

    In the opinion of Palmer & Dodge, Massachusetts tax counsel to the Municipal Fund, assuming that the Municipal Fund gives the notices described at the end of this section, holders of the Massachusetts Series who are subject to the Massachusetts personal income tax will not be subject to tax on distributions from the Massachusetts Series to the extent that these distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions or by the government of Puerto Rico or by its authority, by the government of Guam or by its authority, or by the government of the Virgin Islands or its authority (collectively, "Massachusetts Obligations"). Except to the extent excluded as capital gain, distributions of income to Massachusetts holders of the Massachusetts Series that are attributable to sources other than those described in the preceding sentence will be includable in the Massachusetts income of the holders of the Massachusetts Series. Distributions will not be subject to tax to the extent that they qualify as capital gain dividends which are attributable to obligations issued by the Commonwealth of Massachusetts, its instrumentalities or political subdivisions under any provision of law which exempts capital gain on the obligation from Massachusetts income taxation. Distributions which qualify as capital gain dividends under
Section 852(b)(3)(C) of the Code and which are includable in Federal gross income will be includable in the Massachusetts income of a holder of the Massachusetts Series as capital gain.

    Massachusetts   Series   dividends  are  not  excluded  in  determining  the
Massachusetts excise tax on corporations.

    Except during temporary defensive periods or when acceptable investments are unavailable to the Massachusetts Series, the Municipal Fund will maintain at least 80% of the value of the net assets of the Massachusetts Series in debt obligations which are exempt from regular federal income tax and Massachusetts personal income tax.

     The Massachusetts Series will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Massachusetts Obligations and exempt from Massachusetts personal income tax.

MICHIGAN TAXES

    In the opinion of Dickinson, Wright, Moon, Van Dusen & Freeman, Michigan tax counsel to the Municipal Fund, holders of the Michigan Series who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on Michigan Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are attributable to interest on tax-exempt obligations of the State of Michigan, or its political or governmental subdivisions, its governmental agencies or instrumentalities (as well as certain other federally tax-exempt obligations, the interest on which is exempt from Michigan tax, such as, for example, certain obligations of Puerto Rico) (collectively, "Michigan Obligations"). To the extent that distributions on the Michigan Series are attributable to sources other than those described in the preceding sentence, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. The Michigan Department of Treasury has issued a bulletin stating that holders of interests in regulated investment companies who are subject to the Michigan intangibles tax will be exempt from the tax to the extent that the investment portfolio consists of U.S. obligations and obligations of the State of Michigan or of its political subdivisions. In addition, Michigan Series shares owned by certain financial institutions or by certain other persons subject to the Michigan single business tax are not subject to the Michigan intangibles tax. To the extent the distributions on the Michigan Series are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

    Except during temporary defensive periods or when acceptable investments are unavailable to the Michigan Series, at least 80% of the value of the net assets of the Michigan Series will be maintained in debt obligations which are exempt from regular federal income tax and Michigan income and single business taxes.

     The Michigan Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Michigan Obligations and exempt from Michigan income tax.

MINNESOTA TAXES


    In the opinion of Faegre & Benson LLP, Minnesota tax counsel to the Municipal Fund, provided that the Minnesota Series qualifies as a "regulated investment company" under the Code, and subject to the discussion in the paragraph below, shareholders of the Minnesota Series who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Series. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Series will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Series are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Series, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.


    Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers, was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.


    Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. The Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Series, including all of those that are derived from the Minnesota Sources described above, will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Series who are individuals, estates or trusts.

    Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Series dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Series who are individuals, estates, or trusts.

    Minnesota Series distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Series distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

    Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Series, at least 80% of the value of the net assets of the Minnesota Series will be maintained in debt obligations which are exempt from the regular federal income tax. Such debt obligations may, however, be subject to the federal alternative minimum tax. A similar percentage will generally also apply with respect to the regular Minnesota personal income tax, and such debt obligations may likewise be subject to the Minnesota alternative minimum tax, in each case subject to the entire discussion above. The Minnesota Series will invest so that the 95% test described above is met.

    The Minnesota Series will notify its shareholders within 30 days after the close of the year as to the interest derived from Minnesota obligations and exempt from the Minnesota personal income tax, subject to the discussion above.

MISSOURI TAXES

    In the opinion of Bryan Cave LLP, Missouri tax counsel to the Municipal Fund, dividends distributed to individual shareholders of the Missouri Series will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Code and are derived from interest on obligations of the State of Missouri or any of its political subdivisions or authorities or obligations issued by the government of Puerto Rico or its authority (collectively, "Missouri Obligations"). Capital gain dividends, as defined in Section 852(b)(3) of the Code, distributable by the Fund to individual resident shareholders of the Missouri Series, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation. Shares in the Missouri Series are not subject to Missouri personal property taxes.

    Dividends paid by the Missouri Series, if any, that do not qualify as tax exempt dividends under Section 852 (b)(5) of the Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain U.S. obligations that the State of Missouri is expressly prohibited from taxing under the laws of the United States. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Missouri Series of the Municipal Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.

    Except during temporary defensive periods or when acceptable investments are unavailable to the Missouri Series, at least 80% of the value of the net assets of the Missouri Series will be maintained in debt obligations which are exempt from regular federal income tax and Missouri personal income tax.

     The Missouri Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Missouri Obligations and exempt from the Missouri personal income tax.

NEW JERSEY TAXES

    In the opinion of McCarter & English, New Jersey counsel to the New Jersey Fund, income distributions paid from a "qualified investment fund" are exempt from the New Jersey personal income tax, to the extent attributable to tax-exempt obligations specified by New Jersey law. As defined in N.J.S.A. 54A:6-14.1, a "qualified investment fund" is any investment or trust company, or series of such investment company or trust registered with the Securities and Exchange Commission, which for the calendar year in which a distribution is paid, has (i) no investments other than interest-bearing obligations, obligations issued at a discount, and cash and cash items, including receivables, and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indices related thereto (such financial options, etc. being referred to herein as "Financial Instruments"), and (ii) which has at least 80% of the aggregate principal amount of all its investments, excluding Financial Instruments, to the extent such instruments are authorized by section 851(b) of the Code, cash and cash items, including receivables, invested in obligations issued by New Jersey, or in obligations that are free from state or local taxation under New Jersey and federal laws such as obligations issued by the governments of Puerto Rico, Guam or the Virgin Islands ("Municipal Securities"). Interest income and gains realized by the New Jersey Fund upon disposition of obligations and distributed to the shareholders are exempt from the New Jersey personal income tax to the extent attributable to Municipal Securities. Gains resulting from the redemption or sale of shares of the New Jersey Fund would also be exempt from the New Jersey personal income tax.

    The New Jersey personal income tax is not applicable to corporations. For all corporations subject to the New Jersey Corporation Business Tax, interest on Municipal Securities is included in the net income tax base for purposes of computing the corporation business tax. Furthermore, any gain upon the redemption or sale of shares by a corporate shareholder is also included in the net income tax base for purposes of computing the Corporation Business Tax.

    The New Jersey Fund will notify shareholders by February 15 of each calendar year as to the amounts of all such dividends and distributions which are exempt from federal income taxes and New Jersey personal income tax and the amounts, if any, which are subject to such taxes. Shareholders are, however, urged to consult with their own tax advisors as to the federal, state or local tax consequences in their specific circumstances.

     Prospective investors should be aware that an investment in a state municipal fund may not be suitable for persons who do not receive income subject to income taxes of such state.


NEW YORK STATE AND CITY TAXES

    In the opinion of Sullivan & Cromwell, counsel to the Funds, holders of shares of the New York Series who are subject to New York State and City tax on dividends will not be subject to New York State and City personal income taxes on New York Series dividends to the extent that such distributions qualify as exempt-interest dividends under Section 852(b)(5) of the Code and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and City personal income taxes such as, for example, certain obligations of Puerto
Rico) (collectively, "New York Obligations"). To the extent that distributions on the New York Series are derived from other income, including long or short-term capital gains, such distributions will not be exempt from State or City personal income taxes.

    Dividends on the New York Series are not excluded in determining New York State or City franchise taxes on corporations and financial institutions.

    Except during temporary defensive periods or when acceptable investments are unavailable to the New York Series, the Municipal Fund will maintain at least 80% of the value of the net assets of the New York Series in debt obligations which are exempt from regular federal income tax and New York State and City personal income taxes.

    The Series will notify its shareholders within 45 days after the close of the year as to the interest derived from New York Obligations and exempt from New York State and City personal income taxes.

NORTH CAROLINA TAXES

    In the opinion of Horack, Talley, Pharr & Lowndes, P.A., tax counsel to the North Carolina Series, distributions from the North Carolina Series to shareholders subject to North Carolina income taxes will not be taxable for North Carolina income tax purposes to the extent the distributions either (i) qualify as exempt-interest dividends of a regulated investment company under the Code and are attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or (ii) are dividends attributable to interest on direct obligations of the U.S. government and agencies and possessions of the United States, so long as in both cases the North Carolina Series provides a supporting statement to the shareholders designating the portion of the dividends of the North Carolina Series attributable to interest on obligations issued by the State of North Carolina and its political subdivisions or direct obligations of the U.S. government and agencies and possessions of the United States. In the absence of such a statement, the total amount of the dividends will be taxable for North Carolina income tax purposes. Distributions attributable to other sources, including exempt-interest dividends attributable to interest on obligations of states other than North Carolina and the political subdivisions of such other states as well as capital gains, will be taxable for North Carolina income tax purposes.

    The North Carolina Series will notify its shareholders within 60 days after the close of its taxable year as to the amount of dividends and distributions to the shareholders of the North Carolina Series which are exempt from North Carolina income taxes and the dollar amount, if any, which is subject to North Carolina income taxes.

OHIO TAXES


    In the opinion of Squire, Sanders & Dempsey L.L.P., Ohio tax counsel to the Municipal Fund, holders of the Ohio Series who are subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal income or school district taxes in Ohio will not be subject to such taxes on dividend distributions with respect to shares of the Ohio Series
("Distributions")   to  the  extent  that  such   distributions   are   properly
attributable to interest (including accrued original issue discount) on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof ("Ohio Obligations"), provided that the Ohio Series qualifies as a "regulated investment company" for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Series consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxes that these requirements are satisfied. Shares of the Ohio Series will be included in a corporation's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.

    Distributions that are properly attributable to gain from the sale, exchange or other disposition of Ohio Obligations held by the Ohio Series are not subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal income or school district taxes in Ohio.

    Distributions properly attributable to interest on obligations of Puerto Rico, the Virgin Islands or Guam, the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax and municipal income and school district taxes in Ohio, and, provided such interest is excluded from gross income for Federal income tax purposes, are excluded from the net income base of the Ohio Corporation franchise tax.

    The Ohio Series is not subject to the Ohio personal income tax or municipal income or school district taxes in Ohio. The Ohio Series is not subject to corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if the Ohio Series has a significant nexus to the State of Ohio to be subject to Ohio taxation, then such entity shall be exempt from taxes only if it complies with certain reporting requirements.


    Except during temporary defensive periods or when acceptable investments are unavailable to the Ohio Series, the Municipal Fund will maintain at least 80% of the value of the net assets of the Ohio Series in debt obligations which are exempt from regular federal income tax and the Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

    The Ohio Series will notify its shareholders within 60 days after the close of the year as to the status for Ohio tax purposes of distributions with respect to shares of the Ohio Series.

OREGON TAXES

    In the opinion of Schwabe, Williamson & Wyatt, Oregon tax counsel to the Municipal Fund, under present law, individual shareholders of the Oregon Series will not be subject to Oregon personal income taxes on distributions received from the Oregon Series to the extent that such distributions (1) qualify as "exempt-interest dividends" under Section 852 (b)(5) of the Code and (2) are derived from interest on obligations of the State of Oregon or any of its political subdivisions or authorities or from interest on obligations of the governments of Puerto Rico, Guam, the Virgin Islands or the Northern Mariana Islands (collectively, "Oregon Obligations"). Other distributions, including any long-term and short-term capital gains, will generally not be exempt from personal income taxes in Oregon.

    No portion of distributions from the Oregon Series are exempt from Oregon excise tax on corporations. However, shares of the Oregon Series are not subject to Oregon property tax.

    Except during temporary defensive periods or when acceptable investments are unavailable to the Oregon Series, at least 80% of the value of the net assets of the Oregon Series will be maintained in debt obligations, the interest payments of which are exempt from regular federal income tax and Oregon personal income taxes.

     The Oregon Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Oregon Obligations and exempt from Oregon personal income taxes.

PENNSYLVANIA TAXES

    In the opinion of Ballard Spahr Andrews & Ingersoll, Pennsylvania tax counsel to the Pennsylvania Fund, individual shareholders of the Pennsylvania Fund who are subject to the Pennsylvania personal income tax will not be subject to Pennsylvania personal income tax on distributions from the Pennsylvania Fund to the extent that such distributions are attributable to interest paid on Pennsylvania Municipal Securities or U.S. Government obligations. Distributions attributable to most other sources, including distributions attributable to gain on the sale of such instruments, will not be exempt from Pennsylvania personal income tax.

    The same rules apply under the tax imposed by the Philadelphia School District on the unearned income of Philadelphia residents, except that all capital gain distributions are exempt from the School District tax regardless of the source from which they are paid.

    Corporate shareholders who are subject to the Pennsylvania corporate net income tax will not be subject to corporate net income tax on distributions from the Pennsylvania Fund that qualify as "exempt-interest dividends" for federal income tax purposes or are derived from interest on U.S. Government obligations.

    Individual shareholders of the Pennsylvania Fund who are subject to the Pennsylvania personal property tax will be exempt from Pennsylvania personal property tax on their shares of the Pennsylvania Fund to the extent that the Pennsylvania Fund portfolio consists of Pennsylvania Municipal Securities and U.S. Government obligations on the annual assessment date. Corporations are not subject to Pennsylvania personal property taxes.

    Shareholders will receive an annual Statement of Account and information regarding the federal and Pennsylvania income tax status of all distributions made during the year. Information will also be provided to individual Pennsylvania shareholders regarding the portion of the value of their shares, if any, subject to Pennsylvania personal property tax.

    Prospective investors should be aware that an investment in the Pennsylvania Fund may not be suitable for persons who are not residents of the State of Pennsylvania or who do not receive income subject to income taxes of the State. Investors should also be aware that there is litigation in progress in the Pennsylvania courts that may result in the personal property tax being declared unconstitutional in whole or in part.

SOUTH CAROLINA TAXES

    In the opinion of Sinkler & Boyd, South Carolina tax counsel to the Municipal Fund, shareholders of the South Carolina Series who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on South Carolina Series' dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Code, which are derived from interest on tax-exempt obligations of the State of South Carolina or any of its political subdivisions or on obligations of the Government of Puerto Rico that are exempt from federal income tax; or (2) dividends derived from interest or dividends on obligations of the United States and its possessions or on obligations or securities of any authority or commission exempt from state income taxes under the laws of the United States (collectively, "South Carolina Obligations"). To the extent that South Carolina Series' distributions are attributable to other sources, such as long or short-term capital gains, such distributions will not be exempt from South Carolina taxes.

    Except during temporary defensive periods or when acceptable investments are unavailable to the South Carolina Series, at least 80% of the value of the net assets of the South Carolina Series will be maintained in debt obligations which are exempt from regular federal income tax and South Carolina income tax.

    The South Carolina Series will notify its shareholders within 60-days after the close of the year as to the interest derived from South Carolina Obligations and exempt from South Carolina income taxes.

OTHER STATE AND LOCAL TAXES

    The exemption of interest on municipal securities for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or city. Except as noted above with respect to a particular state, distributions from a Series may be taxable to investors under state and local law even though all or a part of such distributions may be derived from federally tax-exempt sources or from obligations which, if received directly, would be exempt from such income tax. In some states, shareholders of the National Series may be afforded tax-exempt treatment on distributions to the extent they are derived from municipal securities issued by that state or its localities. Prospective investors should be aware that an investment in a certain Series may not be suitable for persons who are not residents of the designated state or who do not receive income subject to income taxes in that state. Shareholders should consult their own tax advisors.

SHAREHOLDER INFORMATION


    Shareholders will be sent semi-annual reports regarding their Fund. General information about the Funds may be requested by writing the Corporate
Communications/Investor Relations Department, J. & W. Seligman & Co. Incorporated, 100 Park Avenue, New York, NY 10017 or telephoning the Corporate Communications/ Investor Relations Department toll-free by dialing (800) 221-7844 from all continental United States, except New York, or (212) 850-1864 in New York State and the Greater New York City area. Information about shareholder accounts may be requested by writing Shareholder Services, Seligman Data Corp., at the same address or by toll-free telephone by dialing (800) 221-2450 from all continental United States. Seligman Data Corp. may be telephoned Monday through Friday (except holidays), between the hours of 8:30 a.m. and 6:00 p.m. Eastern time and calls will be answered by a service representative. 24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE PHONE WHICH PROVIDES INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION AND OTHER INFORMATION. IN ADDITION, ACCOUNT STATEMENTS AND FORM 1099-DIV CAN BE ORDERED. TO INSURE PROMPT DELIVERY OF DISTRIBUTION CHECKS, ACCOUNT STATEMENTS AND OTHER INFORMATION, SELIGMAN DATA CORP., SHOULD BE NOTIFIED IMMEDIATELY IN WRITING OF ANY ADDRESS CHANGE. ADDRESS CHANGES MAY BE TELEPHONED TO SELIGMAN DATA CORP. IF THE SHAREHOLDER HAS TELEPHONE SERVICES. FOR MORE INFORMATION ABOUT TELEPHONE SERVICES, SEE "TELEPHONE TRANSACTIONS" ABOVE.


    ACCOUNT   SERVICES.   Shareholders   are  sent   confirmation  of  financial
transactions.

    Other investor services are available. These include:


    O INVEST-A-CHECK(R) SERVICE enables a shareholder to authorize additional purchases of shares automatically by electronic funds transfer from the shareholder'S saving or checking account, if the bank that maintains the account is a member of the Automated Clearing House ("ACH"), or by preauthorized checks to be drawn on the shareholder's checking account at regu-
    lar monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals in fixed amounts of $250 or more per fund, to purchase shares. Accounts may be established concurrently with the Invest-A-Check(R) Service only if accompanied by a check for at least $100 iN conjunction with the monthly investment option, or a check for at least $250 in conjunction with the quarterly investment option. For investments into the Seligman Time Horizon MatrixSM Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. By utilizing the Invest-A-Check(R) Service to establish an account, you are agreeing to continue the Service until the Fund's minimum investment amount is met. If yoU elect to cancel the Service prior to meeting the minimum, your account may be subject to closure. (See "Terms and Conditions.")


    O AUTOMATIC DOLLAR-COST-AVERAGING SERVICE permits a shareholder of shares of Seligman Cash Management Fund to exchange a specified amount, at regular monthly intervals in fixed amounts of $100 or more per fund, or regular quarterly intervals of $250 or more per fund, from shares of any class of the Cash Management Fund into shares of the same class of any other Seligman Mutual Fund, registered in the same name. For exchanges into the Seligman Time Horizon MatrixSM Asset Allocation Program, the minimum amount is $500 at regular monthly intervals or $1,000 at regular quarterly intervals. The shareholder's Cash Management Fund account must have a dollar value of at least $5,000 at the initiation of the service and all shares must be in "book credit" form. Exchanges will be made at the public offering price.


    O DIVIDENDS FROM OTHER INVESTMENTS permits a shareholder to order dividends payable on shares of other companies to be paid to and invested in additional shares of the Series or another Seligman Mutual Fund. (Dividend checks must include the shareholder's name, the name of the Series and the class of shares in which the investment is to be made and the shareholder's account number.) If the dividends are to be invested in a new fund account, the first investment must meet the required minimum purchase amount for such fund.


    O AUTOMATIC CD TRANSFER SERVICE permits a shareholder to instruct a bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of any designated Seligman Mutual Fund. Shareholders who wish to use this service, should contact Seligman Data Corp. or a broker to obtain the necessary documentation. Banks may charge a penalty on CD assets withdrawn prior to maturity. Accordingly, it will not normally be advisable to liquidate a CD before its maturity.


    O AUTOMATIC CASH WITHDRAWAL SERVICE permits payments in fixed amounts of $50 or more at regular intervals to be made to a shareholder who owns or purchases shares worth $5,000 or more held as book credits. Holders of Class A shares purchased at net asset value because the purchase amount was $1,000,000 or more should bear in mind that withdrawals may be subject to a 1% CDSL if made within eighteen months of purchase of such shares. Holders of Class D shares may elect to use this service, although certain withdrawals may be subject to a CDSL. (See "Terms and Conditions.")


    O DIRECTED DIVIDENDS allows a shareholder to pay dividends to another person or to direct the payment of such dividends to another Seligman Mutual Fund for purchase at net asset value. Dividends on Class A and Class D shares may be directed only to shares of the same class of another Seligman Mutual Fund.

    O OVERNIGHT DELIVERY to service shareholder requests is available for a $15.00 fee which will be deducted from a shareholder's account, if requested.

    O COPIES OF ACCOUNT STATEMENTS will be sent to each shareholder free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10.00 per year, per account, with a maximum charge of $150 per account. Statement requests should be forwarded, along with a check, to Seligman Data Corp.

ADVERTISING A SERIES' PERFORMANCE

    From time to time, a Series advertises its "yield," "tax equivalent yield," "average annual total return" and "total return," each of which is calculated separately for each Series' Class A and Class D shares. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The "yield" of a Series' class refers to the income generated by an investment in the Series over a 30-day period. This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each 30-day period for twelve periods and is shown as a percentage of the investment. The "tax equivalent yield" is calculated similarly to the "yield," except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the Series. The "average annual total return" is the annual rate required for the initial payment to grow to the amount which would be received at the end of the specified period (one year, five years, and ten years or since the inception of the Series), i.e., the average annual compound rate of return, assuming the payment of the maximum sales load, if any, when the investment was first made and that all distributions and dividends by the Series were reinvested on the reinvestment dates during the period. "Total return" is calculated with these same assumptions and shows the aggregate return on an investment in a class over a specified period (one year, five years and ten years or since the inception of the Series). Class A total return and average annual total return quoted from time to time are not adjusted for periods prior to commencement dates, December 27, 1990, in the case of the Florida Series, and January 1, 1993, in the case of the California High-Yield Series, California Quality Series, and each Series of the Municipal Fund, for the annual administration, shareholder services and distribution fee. Such fee, if reflected, would reduce the performance quoted. The waiver by the Manager of its fees and reimbursement of certain expenses during certain periods (as set forth under "Financial Highlights" herein) would positively affect the performance results quoted.

    From time to time, reference may be made in advertising or promotional material to mutual fund rankings prepared by Lipper Analytical Service, Inc. ("Lipper"), an independent reporting service that monitors the performance of mutual funds. Lipper ranks funds in various categories by making comparative calculations using total return. Each Series may quote its Lipper ranking in the Municipal Bond Fund category or the Single State Municipal Bond Fund category or its Lipper ranking for all municipal bond funds monitored by Lipper. In addition, each class of a Series may compare its total return over a certain period with the average performance of all funds in these Lipper categories for the same period. In calculating the total return of a Series' Class A and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales loads. A Series may also refer in advertisements, or in other promotional material to articles, comments, listings and columns in the financial and other press pertaining to a Series' performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSIONS AND INVESTMENTS, SMART MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WASHINGTON POST, WORTH MAGAZINE and YOUR MONEY.

ORGANIZATION AND CAPITALIZATION

    Each Fund is a non-diversified, open-end management investment company, as defined in the 1940 Act. The Municipal Fund was incorporated in Maryland on August 8, 1983. The Municipal Trust was established under the laws of the Commonwealth of Massachusetts by a Declaration of Trust dated July 27, 1984. The New Jersey Fund was incorporated in Maryland on March 13, 1987. The Pennsylvania Fund was organized as an unincorporated trust under the laws of the Commonwealth of Pennsylvania by a Declaration of Trust dated May 13, 1986.

    The Directors or Trustees of the Funds have authority to create and classify shares of capital stock or beneficial interest in separate Series, without further action by shareholders. The Declarations of Trust of the Penn-sylvania Fund and the Municipal Trust permit the Trustees to issue an unlimited number of full and fractional shares of beneficial interest in separate Series. To date, shares of thirteen Series of the Municipal Fund, four Series of the Municipal Trust, one Series of the New Jersey Fund and one Series of the Pennsylvania Fund have been authorized, which shares constitute the interests in the Series described herein. Further series may be added in the future. Each of the Series' capital stock or shares of beneficial interest has a par value of $.001 per share and is divided into two classes. Each share of each Series' Class A and Class D common stock or beneficial interest, as applicable, is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. Each Fund has adopted a plan (the "Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sales of multiple classes of common stock, or beneficial interest. In accordance with the Articles of Incorporation or Declaration of Trust of each Fund, the Board of Directors or Trustees may authorize the creation of additional classes of common stock or beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors or trustees, as applicable. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion or preemptive rights.

    It  is  the  intention  of  the  Funds  not  to  hold  Annual   Meetings  of
Shareholders. The Directors or Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act, or a Fund's Articles of Incorporation or Declaration of Trust. Pursuant to the 1940 Act, shareholders have to approve the adoption of any management contract, distribution plan and any changes in fundamental investment policies. Shareholders also have the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors or Trustees.

    The shareholders of a Massachusetts business trust (the Municipal Trust) or a Pennsylvania trust (the Pennsylvania Fund), could, under certain circumstances, be held personally liable as partners of its obligations. However, the Declaration of Trust of each of the Municipal Trust and the Pennsylvania Fund, contains an express disclaimer of shareholder liability for acts or obligations of the Trusts and also provides for indemnification and reimbursement of expenses out of the Trusts, or Series thereof, for any shareholder held personally liable for obligations of the Trust, or Series thereof.

    THERE IS A POSSIBILITY THAT ONE FUND MIGHT BE LIABLE FOR ANY MISSTATEMENT, INACCURACY, OR INCOMPLETE DISCLOSURE IN THIS PROSPECTUS CONCERNING ANY OTHER FUND CONTAINED HEREIN. BASED ON THE ADVICE OF COUNSEL, HOWEVER, THE FUNDS BELIEVE THAT THE POTENTIAL LIABILITY OF EACH FUND WITH RESPECT TO THE DISCLOSURE IN THIS PROSPECTUS EXTENDS ONLY TO THE DISCLOSURE RELATING TO SUCH FUND.

                              TERMS AND CONDITIONS
                           GENERAL ACCOUNT INFORMATION


      Investments will be made in as many shares of a Series, including fractions to the third decimal place, as can be purchased at the net asset value plus a sales load, if applicable, at the close of business on the day payment is received. If your check received in payment of a purchase of shares is dishonored for any reason, Seligman Data Corp. may cancel the purchase and may also redeem additional shares, if any, held in the shareholder's account in an amount sufficient to reimburse the Fund for any loss it may have incurred and charge a $10.00 return check fee. Shareholders will receive dividends from investment income and any distributions from gain realized on investments in shares or in cash according to the option elected. Dividend and gain options may be changed by notifying Seligman Data Corp. in writing at least five business days prior to the payable date. Stock certificates will not be issued unless requested. Replacement stock certificates and certain waiver of probate procedures will be subject to a surety fee.



                            INVEST-A-CHECK(R) SERVICE
      The Invest-A-Check(R) Service is available to all shareholders. The application is subject to acceptance by the shareholder's bank and Seligman Data Corp. CheckS in the amount specified will be drawn automatically on the shareholder's bank on the fifth day of each month unless otherwise specified (or on the prior business day if such day of the month falls on a weekend or holiday) in which an investment is scheduled and invested at the close of business on the same date. By utilizing the Invest-A-Check(R) Service to establish an account, you are agreeing to continue the Service until the Fund's minimum investment amount is met. If you elect to canceL the Service prior to meeting the minimum, your account may be subject to closure. If a check is not honored by the shareholder's bank, or if the value of shares held falls below the required minimum, the Service will be suspended. In the event that a check is returned marked "unpaid," Seligman Data Corp. will cancel the purchase, redeem shares held in your account for an amount sufficient to reimburse a Series for any loss it may have incurred as a result, and charge a $10.00 return check fee. This fee will be deducted from the shareholder's account. Service will be reinstated upon written request indicating that the cause of interruption has been corrected. The Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. The shareholder agrees to hold the Funds and their agents free from all liability which may result from acts done in good faith and pursuant to these terms. Instructions for establishing Invest-A-Check(R) Service are given on thE Account Application. In the event the shareholder exchanges all of the shares from one Seligman Mutual Fund to another, the shareholder must re-apply for the Invest-A-Check(R) Service in the Seligman Mutual Fund into which the exchange was made. In the event of a partial exchange, the Invest-A-Check(R) Service will be continued, subject to the above conditions, in the Seligman Fund from which the exchange was made. Accounts established in conjunction with the Invest-A-Check(R) servicE must be accompanied by a check for at least $100 in connection with the monthly investment option or a check for at least $250 in connection with the quarterly investment option.

                        AUTOMATIC CASH WITHDRAWAL SERVICE
      A sufficient number of full and fractional shares will be redeemed to provide the amount required for a scheduled payment and any applicable CDSL. Redemptions will be made at the asset value at the close of business on the specific day designated by the shareholder of each month (or on the prior business day if the day specified falls on a weekend or holiday) less, in the case of Class D shares, any applicable CDSL. Automatic withdrawals of Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more may be subject to a CDSL if made within 18 months of purchase of such shares. Under this Service, a Class D shareholder who requests both dividends and capital gain distributions in additional shares may withdraw up to 10% of the value of the shareholder's fund account (at the time of election) per annum, without the imposition of a CDSL. A minimum payment amount of $50 per cycle is needed to establish this Service. The shareholder may change the amount of scheduled payments or may suspend payments by written notice to Seligman Data Corp. at least ten days prior to the effective date of such a change or suspension. The Service may be terminated by the shareholder or Seligman Data Corp. at any time by written notice. It will be terminated upon proper notification of the death or legal incapacity of the shareholder. Continued payments in excess of dividend income invested will reduce and ultimately exhaust capital. Withdrawals, concurrent with purchases of shares of this or any other investment company, will be disadvantageous to you because of the payment of duplicative sales loads, if applicable. For this reason, additional purchases of Fund shares are discouraged when the Withdrawal Service is in effect.


                     LETTER OF INTENT -- CLASS A SHARES ONLY
      Seligman Financial Services, Inc. will hold in escrow shares equal to 5% of the minimum purchase amount specified. Dividends and distributions on the escrowed shares will be paid to the shareholder or credited to the shareholder's account. Upon completion of the specified minimum purchase within the thirteen-month period, all shares held in escrow will be deposited into the shareholder's account or delivered to the shareholder. The shareholder may include the total asset value of shares of the Seligman Mutual Funds (on which an initial sales load was paid) owned as of the date of a Letter of Intent toward the completion of the Letter. If the total amount invested within the thirteen-month period does not equal or exceed the specified minimum purchase, you will be requested to pay the difference between the amount of the sales load paid and the amount of the sales load applicable to the total purchase made. If, within 20 days following the mailing of a written request, the shareholder has not paid this additional sales load to Seligman Financial Services, Inc., sufficient escrowed shares will be redeemed for payment of the additional sales load. Shares remaining in escrow after this payment will be released to the shareholder's account. The intended purchase amount may be increased at any time during the thirteen-month period by filing a revised Agreement for the same period, provided that your Dealer furnishes evidence that an amount representing the reduction in sales load under the new Agreement, which becomes applicable on purchases already made under the original Agreement, will be refunded to the shareholder and that the required additional escrowed shares are being furnished by the shareholder.

      Shares of Seligman Cash Management Fund, Inc. which have been acquired by an exchange of shares of another Seligman Mutual Fund on which there is a sales load may be taken into account in completing a Letter of Intent, or for Right of Accumulation. However, shares of the Cash Management Fund which have been purchased directly may not be used for purposes of determining reduced sales loads on additional purchases of the other Seligman Mutual Funds.

                            CHECK REDEMPTION SERVICE
      The Check Redemption Service is available to Class A shareholders and to Class D shareholders with respect to Class D shares held for one year or more. For Class A shares which were purchased at net asset value because the purchase amount was $1,000,000 or more, check redemption within 18 months of purchase may be subject to a CDSL. If shares are held in joint names, all shareholders must sign the Check Redemption section of the Account Application. All checks will require all signatures unless a lesser number is indicated in the Check Redemption section. Accounts in the names of corporations, trusts, partnerships, etc. must list all authorized signatories. In all cases, each signature guarantees the genuineness of the other signatures. Checks may not be drawn for less than $500.


      The shareholder hereby authorizes Mellon Bank, N.A. to honor checks drawn by the shareholder and to effect a redemption of sufficient shares in the shareholder's account to cover payment of the check and any applicable CDSL. Shares in one Series cannot be redeemed to cover a check written on another Series.

      Mellon Bank, N.A. shall be liable only for its own negligence. A Fund will not be liable for any loss, expense or cost arising out of check redemptions. Each Fund reserves the right to change, modify or terminate this service at any time upon notification mailed to the address of record of the shareholder(s).


      SELIGMAN DATA CORP. WILL CHARGE A $10.00 PROCESSING FEE FOR ANY CHECK REDEMPTION DRAFT RETURNED AS UNCOLLECTABLE. THIS CHARGE MAY BE DEDUCTED FROM THE ACCOUNT AGAINST WHICH THE CHECK WAS DRAWN. NO REDEMPTION OF SHARES PURCHASED BY CHECK (UNLESS CERTIFIED) WILL BE PERMITTED UNTIL THE FUND RECEIVES NOTICE THAT THE CHECK HAS CLEARED WHICH MAY BE UP TO 15 DAYS FROM THE CREDIT OF THOSE SHARES TO A SHAREHOLDER'S ACCOUNT.



                                       57
                                                                            2/98

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 1998
                      SELIGMAN MUNICIPAL FUND SERIES, INC.
                                 100 Park Avenue
                            New York, New York 10017
                     New York City Telephone (212) 850-1864
                              Toll Free Telephone:
                 (800) 221-2450 - all continental United States


    This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Fund Series, Inc. (the "Fund"), dated February 1, 1998. It should be read in conjunction with the Prospectus, which may be obtained by writing or calling the Fund at the above address or telephone numbers. This Statement of Additional Information, although not in itself a Prospectus, is incorporated by reference into the Prospectus in its entirety.


    Each of the Fund's thirteen series offers two classes of shares. Class A shares may be purchased at net asset value plus a sales load of up to 4.75%. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales load but are subject to a contingent deferred sales load ("CDSL") of 1% (of the current net asset value or the original purchase price, whichever is less) if such shares are redeemed within eighteen months of purchase. Class D shares may be purchased at net asset value and are subject to a CDSL of 1% if redeemed within one year.

    Each share of Class A and Class D of a Series represents an identical legal interest in the investment portfolio of a series of the Fund and has the same rights except for certain class expenses and except that Class D shares bear a higher distribution fee that generally will cause the Class D shares to have a higher expense ratio and pay lower dividends than Class A shares. Each Class has exclusive voting rights with respect to its distribution plan. Although holders of Class A and Class D shares have identical legal rights, the different expenses borne by each Class will result in different dividends. The two classes also have different exchange privileges.


                                TABLE OF CONTENTS


                                                   Page


Investment Objectives, Policies and Risks..........  2
Investment Limitations.............................  4
Directors and Officers.............................  5
Management and Expenses............................  9
Administration, Shareholder Services
 and Distribution Plan............................. 11
Portfolio Transactions............................. 11
Purchase and Redemption of Fund Shares............. 12

Distribution Services.............................. 14
Taxes.............................................. 16
Valuation.......................................... 16
Performance Information............................ 17
General Information................................ 23
Financial Statements............................... 23
Appendix A......................................... 24
Appendix B......................................... 27
Appendix C......................................... 59



TEA1A

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

    The Fund is a non-diversified, open-end management investment company, or mutual fund, incorporated in Maryland on August 8, 1983. The Fund consists of thirteen separate Series: the National Municipal Series ("National Series") and the Colorado Municipal Series, the Georgia Municipal Series, the Louisiana Municipal Series, the Maryland Municipal Series, the Massachusetts Municipal Series, the Michigan Municipal Series, the Minnesota Municipal Series, the Missouri Municipal Series, the New York Municipal Series, the Ohio Municipal Series, the Oregon Municipal Series and the South Carolina Municipal Series (collectively, the "State Series").

    The National Series seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain. Each State Series seeks to maximize income exempt from regular federal income taxes and from the personal income taxes of such state to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

    Each Series of the Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of investment are within the four highest ratings of Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A, Baa for bonds; MIG 1, MIG 2, MIG 3, MIG 4 for notes; P-1 - P-2 for commercial paper) or Standard & Poor's Corporation ("S&P") (AAA, AA, A, BBB for bonds; SP-1 - SP-2, for notes; A-1+, A-1/A-2 for commercial paper). Municipal Securities rated in these categories are commonly referred to as investment grade. Each Series of the Fund may invest in municipal securities which are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis by the Manager, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, the Manager will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

    Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated BBB by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and re-pay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

    A description of the credit rating categories is contained in Appendix A to this Statement.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of the Fund's investment objectives and structure might be necessary in the future due to market conditions which may result from future changes in the tax laws.

MUNICIPAL SECURITIES. Municipal securities include notes and bonds issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and in certain instances, applicable state or local income taxes. Such securities are traded primarily in the over-the-counter market. A Series may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax. See "Municipal Securities" in the Prospectus.

    Under  the   Investment   Company  Act  of  1940  (the  "1940   Act"),   the
identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if the bond is backed only by the assets and revenues of the nongovernmental user, the nongovernmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

    Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds, which are considered municipal bonds if the interest paid thereon is exempt from regular federal income tax (such interest, however, may be subject to the federal alternative minimum tax), are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

    The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds ("IDBs") are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

FLOATING  RATE  AND  VARIABLE  RATE  SECURITIES.   Each  Series  may  invest  in
participation interests purchased from banks in variable rate municipal securities (such as industrial development bonds) owned by banks. A participation interest gives the purchaser an undivided interest in the municipal security in the proportion that the Series' participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described in the Prospectus. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Series. A Series has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on seven days' notice, for all or any part of the Series' participation interest in the municipal security, plus accrued interest. Each Series intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or
(3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Series.

WHEN-ISSUED SECURITIES. Each Series may purchase municipal securities on a "when-issued" basis. Municipal securities purchased on a when-issued basis and the securities held in each Series are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Series remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of a Series' assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

TAXABLE INVESTMENTS. Under normal market conditions, each Series will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and California personal income tax. Such interest, however, may be subject to the federal alternative minimum tax. In abnormal market conditions, if, in the judgment of the Manager, the municipal securities satisfying the Series' investment objectives may not be purchased, a Series may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not California personal income taxes. Such securities would include those described under "California Municipal Securities" above that would otherwise meet the Series' objectives.

    Also, in abnormal market conditions, a Series may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state or local income taxes, pending the investment or reinvestment in municipal securities of proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated AA-, or better, by Standard & Poor's Corporation ("S&P") or Aa3, or better, by Moody's Investors Service, Inc. ("Moody's")); prime commercial paper (rated A-1+/A-1 by S&P or P-1 by Moody's); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the U.S. Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of U.S. banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

    Such temporary investments in federal but not state municipal securities and fully taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Series' net assets under normal market conditions.


PORTFOLIO TURNOVER. A Series' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. A change in securities held by a Series is known as "portfolio turnover" and may involve the payment by the Series of dealer spreads or underwriting commissions, and other transaction costs, on the sale of securities, as well as on the reinvestment of the proceeds in other securities. A Series' portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rates for each Series for the fiscal years ended September 30, 1997 and 1996 were: National - 20.63% and 33.99%; Colorado - 3.99% and 12.39%, Georgia - 12.28% and 16.24%, Louisiana -
16.08% and  10.08%,  Maryland - 14.79%  and  5.56%,  Massachusetts  - 29.26% and
26.30%,  Michigan - 10.98% and 19.62%;  Minnesota - 6.88% and 26.89%; Missouri -
6.47% and 8.04%; New York - 23.83% and 25.88%; Ohio - 11.76% and 12.90%;  Oregon
- 19.46% and 28.65% and South Carolina - 0.00% and 20.66%. The fluctuation of portfolio turnover ratios of certain Series during fiscal years 1997 and 1996 resulted from conditions in a specific state and the market in general.


                             INVESTMENT LIMITATIONS

    Under each Series' fundamental policies, which cannot be changed except by vote of a majority of the outstanding voting securities of the Series, the Series may not:

  - Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Series will not purchase additional portfolio securities if such Series has outstanding borrowings in excess of 5% of the value of its total assets;

  - Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

  - Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the U.S. Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

  - As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities);

  - Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization;

  - Purchase or hold any real estate, including limited partnership interests on real property, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

  - Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

  -  Write  or  purchase  put,  call,  straddle  or  spread  options;   purchase
     securities on margin or sell "short"; or underwrite the securities of other issuers;

  -  Purchase or sell commodities or commodity contracts; or

  - Make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. The Fund has no present intention of entering into repurchase agreements.

    As a matter of policy, with respect to 75% of a Series' assets, no revenue bond will be purchased by a Series if as a result of such purchase more than 5% of such Series' assets would be invested in the revenue bonds of a single issuer. This policy is not fundamental and may be changed by the Directors without shareholder approval.

    Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of the Fund or of a particular Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or of such Series or (2) 67% or more of the shares of the Fund or of such Series present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund or of such Series are represented at the meeting in person or by proxy.

                             DIRECTORS AND OFFICERS

    Directors and officers of the Fund, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.


WILLIAM C. MORRIS*       Director,   Chairman  of  the  Board,  Chief  Executive
    (59)                 Officer and Chairman of the
                         Executive Committee

                         Chairman, J. & W. Seligman & Co. Incorporated, investment managers and advisers; Chairman and Chief Executive Officer, the Seligman Group of Investment Companies; Chairman, Seligman Financial Services, Inc., broker/dealer; Seligman Services, Inc., broker/dealer; and Carbo Ceramics Inc., ceramic proppants for oil and gas industry; Director, Seligman Data Corp., shareholder service agent; Kerr-McGee Corporation, diversified energy company; and Sarah Lawrence College; and a Member of the Board of Governors of the Investment Company Institute; formerly, President, J. &
                         W. Seligman & Co. Incorporated, Chairman, Seligman Advisors, Inc., advisers; Seligman Holdings, Inc., holding company; Seligman Securities, Inc., broker/dealer; and J. & W. Seligman Trust Company, trust company; and Director, Daniel Industries, Inc., manufacturer of oil and gas metering equipment.

BRIAN T. ZINO*           Director,   President   and  Member  of  the  Executive
    (45)                 Committee

                         Director and President, J. & W. Seligman & Co. Incorporated, investment managers and advisers; President, (with the exception of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.) and Director or Trustee, the Seligman Group of Investment Companies; Chairman and President, Seligman Data Corp., shareholder service agent; Director, Seligman Financial Services, Inc., broker/dealer; Seligman Services, Inc., broker/dealer; and Seligman Henderson Co., advisers; formerly, Director, Seligman Advisors, Inc., advisers; Seligman Securities, Inc., broker/dealer; and J. & W. Seligman Trust Company, trust company.

RICHARD R. SCHMALTZ*     Director and Member of the Executive Committee
    (57)
                         Managing  Director,  Director of  Investments,  J. & W.
                         Seligman  &  Co.  Incorporated;  Director  of  Seligman
                         Henderson  Co. and Trustee  Emeritus of Colby  College;
                         formerly, Director,  Investment Research at Neuberger &
                         Berman from May 1993 to  September  1996 and  Executive
                         Vice President of McGlinn Capital from July 1987 to May
                         1993.

JOHN R. GALVIN           Director
    (68)
                         Dean,  Fletcher  School of Law and  Diplomacy  at Tufts
                         University;  Director or Trustee, the Seligman Group of
                         Investment  Companies;  Chairman,  American  Council on
                         Germany;   a  Governor  of  the  Center  for   Creative
                         Leadership;    Director,   USLIFE   Corporation,   life
                         insurance; Raytheon Co., electronics;  National Defense
                         University;  and the  Institute  for Defense  Analysis;
                         formerly,   Ambassador,   U.S.  State   Department  for
                         negotiations in Bosnia; Distinguished Policy Analyst at
                         Ohio State University and Olin Distinguished  Professor
                         of  National  Security  Studies  at the  United  States
                         Military Academy. From June, 1987 to June, 1992, he was
                         the   Supreme   Allied   Commander,   Europe   and  the
                         Commander-in-Chief,  United  States  European  Command.
                         Tufts University, Packard Avenue, Medford, MA 02155

ALICE S. ILCHMAN         Director
    (62)
                         President, Sarah Lawrence College; Director or Trustee,
                         the Seligman  Group of  Investment  Companies;  and the
                         Committee for Economic Development;  and Chairman,  The
                         Rockefeller    Foundation,    charitable    foundation;
                         formerly, Trustee, The Markle Foundation, philanthropic
                         organization;  and Director,  NYNEX, telephone company;
                         and   International   Research  and   Exchange   Board,
                         intellectual   exchanges.   Sarah   Lawrence   College,
                         Bronxville, New York 10708

FRANK A. McPHERSON       Director
    (64)
                         Director,  various  corporations;  Director or Trustee,
                         the Seligman Group of Investment  Companies;  Director,
                         Kimberly-Clark Corporation,  consumer products; Bank of
                         Oklahoma  Holding  Company;  Oklahoma  City  Chamber of
                         Commerce;  Baptist Medical Center;  Oklahoma Chapter of
                         the  Nature  Conservancy;   Oklahoma  Medical  Research
                         Foundation;  and  National  Boys  and  Girls  Clubs  of
                         America;  Chairman  of  Oklahoma  City  Public  Schools
                         Foundation;  and Member of the Business  Roundtable and
                         National Petroleum Council;  formerly,  Chairman of the
                         Board   and   Chief   Executive   Officer,   Kerr-McGee
                         Corporation,  energy and chemicals.
                         123 Robert S. Kerr Avenue, Oklahoma City, OK 73102

JOHN E. MEROW            Director
    (68)
                         Retired   Chairman  and  Senior  Partner,   Sullivan  &
                         Cromwell,  law firm; Director or Trustee,  the Seligman
                         Group of Investment Companies;  Director,  Commonwealth
                         Industries,   Inc.;  the  Foreign  Policy  Association;
                         Municipal Art Society of New York; the U.S. Council for
                         International   Business;   and   The  New   York   and
                         Presbyterian  Hospital;  Chairman,  American Australian
                         Association;  The New  York and  Presbyterian  Hospital
                         Care Network, Inc.; Vice Chairman, the U.S.-New Zealand
                         Council;  and Member of the American Law  Institute and
                         Council on Foreign  Relations.
                         125 Broad Street, New York, NY 10004

BETSY S. MICHEL          Director
    (55)
                         Attorney;  Director or Trustee,  the Seligman  Group of
                         Investment  Companies;   Trustee,  Geraldine  R.  Dodge
                         Foundation,  charitable  foundation;  Chairman  of  the
                         Board of Trustees of St. George's School (Newport, RI);
                         formerly,   Director,   the  National   Association  of
                         Independent Schools (Washington, DC), education.
                         St. Bernard's Road, P. O. Box 449, Gladstone, NJ 07934

JAMES C. PITNEY          Director
    (71)
                         Retired  Partner,  Pitney,  Hardin,  Kipp & Szuch,  law
                         firm;  Director  or  Trustee,  the  Seligman  Group  of
                         Investment  Companies;   formerly,   Director,   Public
                         Service Enterprise Group, public utility.
                         Park   Avenue  at  Morris   County,   P.O.   Box  1945,
                         Morristown, NJ 07962-1945

JAMES Q. RIORDAN         Director
    (70)
                         Director,  various  corporations;  Director or Trustee,
                         the Seligman Group of Investment Companies; The Houston
                         Exploration  Company, The Brooklyn Museum; The Brooklyn
                         Union  Gas   Company;   The   Committee   for  Economic
                         Development;   Dow  Jones  &  Co.   Inc.   and   Public
                         Broadcasting Service; formerly, Co-Chairman of the Policy Council of the Tax Foundation; Director, Tesoro
                         Petroleum  Companies,  Inc. and Director and President,
                         Bekaert Corporation.
                         675 Third Avenue, Suite 3004, New York, NY 10017

ROBERT L. SHAFER         Director
    (65)
                         Director, various corporations; Director or Trustee, the Seligman Group of Investment Companies; and USLIFE
                         Corporation, life insurance; formerly, Vice President, Pfizer Inc., pharmaceuticals.
                         235 East 42nd Street, New York, NY 10017

JAMES N. WHITSON         Director
    (62)
                         Executive Vice President,  Chief Operating  Officer and
                         Director,   Sammons  Enterprises,   Inc.;  Director  or
                         Trustee,  the Seligman  Group of Investment  Companies;
                         C-SPAN; and Commscope,  manufacturer of coaxial cables;
                         formerly, Director, Red Man Pipe and Supply Company, piping and other materials.
                         300 Crescent Court, Suite 700, Dallas, TX 75202

THOMAS G. MOLES          Vice President and Senior Portfolio Manager
    (54)
                         Director  and  Managing   Director,   (formerly,   Vice
                         President  and Portfolio  Manager),  J. & W. Seligman &
                         Co.  Incorporated,  investment  managers and  advisers;
                         Vice  President  and  Portfolio  Manager,  three  other
                         open-end investment companies in the Seligman Family of
                         Mutual Funds; President and Portfolio Manager, Seligman
                         Quality   Municipal  Fund,  Inc.  and  Seligman  Select
                         Municipal Fund, Inc.,  closed-end investment companies;
                         Director,    Seligman   Financial    Services,    Inc.,
                         broker/dealer;  Seligman Services, Inc., broker/dealer;
                         formerly,    Director,   Seligman   Securities,   Inc.,
                         broker/dealer; and J. & W. Seligman Trust Company, trust company.

LAWRENCE P. VOGEL        Vice President
    (41)
                         Senior Vice President,  Finance, J. & W. Seligman & Co.
                         Incorporated,   investment   managers   and   advisers;
                         Seligman Financial Services, Inc.,  broker/dealer;  and
                         Seligman Data Corp.,  shareholder  service agent;  Vice
                         President,  the Seligman Group of Investment Companies;
                         and  Seligman  Services,   Inc.,   broker/dealer;   and
                         Treasurer,  Seligman Henderson Co., advisers; formerly,
                         Senior  Vice  President,  Finance,  Seligman  Advisors,
                         Inc., advisers; and Treasurer, Seligman Holdings, Inc., holding company.

FRANK J. NASTA           Secretary
    (33)
                         Senior Vice President, Law and Regulation and Corporate
                         Secretary,   J.  &  W.  Seligman  &  Co.  Incorporated,
                         investment  managers  and  advisers;   Secretary,   the
                         Seligman  Group  of  Investment   Companies,   Seligman
                         Financial  Services,  Inc.,   broker/dealer;   Seligman
                         Henderson  Co.,  advisers;   Seligman  Services,  Inc.,
                         broker/dealer; and Seligman Data Corp., shareholder service agent; formerly, Senior Vice President, Law and Regulation and Corporate Secretary, Seligman Advisors
                         Inc., advisers; and an attorney at Seward & Kissel, law firm.

THOMAS G. ROSE           Treasurer
    (40)
                         Treasurer, the Seligman Group of Investment Companies and Seligman Data Corp., shareholder service agent.


    The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Series for which no market valuation is available and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

                                                         Compensation Table


                                                                                   Pension or             Total Compensation
                                                         Aggregate             Retirement Benefits           from Fund and
            Name and                                   Compensation            Accrued as part of          Fund Complex Paid
       Position with Fund                              from Fund(1)               Fund Expenses           to Directors (1)(2)
       ----------------------------------------------------------------------------------------------------------------------
   William C. Morris, Director and Chairman                N/A                        N/A                          N/A
   Brian T. Zino, Director and President                   N/A                        N/A                          N/A
   Richard R. Schmaltz, Director                           N/A                        N/A                          N/A
   Ronald T. Schroeder, Director**                         N/A                        N/A                          N/A
   Fred E. Brown, Director Emeritus***                     N/A                        N/A                          N/A
   John R. Galvin, Director                             $5,712.67                     N/A                      $67,000.00
   Alice S. Ilchman, Director                            5,538.62                     N/A                       65,000.00
   Frank A. McPherson                                    5,676.93                     N/A                       66,000.00
   John E. Merow, Director                               5,538.54                     N/A                       65,000.00
   Betsy S. Michel, Director                             5,712.64                     N/A                       67,000.00
   James C. Pitney, Director                             5,400.19                     N/A                       64,000.00
   James Q. Riordan, Director                            5,574.32                     N/A                       66,000.00
   Robert L. Shafer, Director                            5,574.34                     N/A                       66,000.00
   James N. Whitson, Director                            5,815.24(d)                  N/A                       67,000.00(d)



(1) For the Fund's fiscal year ended September 30, 1997. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among the Funds in the Fund Complex.

(2) As defined in the Fund's Prospectus, the Seligman Group of Investment Companies consists of eighteen investment companies.

**   Retired May 15, 1997.

***  Retired as Director and designated Director Emeritus on March 20, 1997.


(d)  Deferred.


    The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. Under this arrangement, interest is accrued on the deferred balances. The annual cost of such interest is included in the directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. The total amount of deferred compensation (including interest) payable in respect of the Fund to Mr. Whitson as of September 30, 1997 was $28,866. Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation in the amounts of $84,560 and $60,445, respectively, as of September 30, 1997. The Fund has applied for and received exemptive relief that would permit a director who has elected deferral of his or her fees to choose a rate of return equal to either (i) the interest rate on short-term Treasury bills, or (ii) the rate of return on the shares of any of the investment companies advised by the manager, as designated by the director. The Fund may, but is not obligated to, purchase shares of such investment companies to hedge its obligations in connection with this deferral arrangement.


    Directors and officers of the Funds are also directors and officers of some or all of the other investment companies in the Seligman Group.


    Directors and officers of the Fund as a group owned less than 1% of the Class A capital stock of the National Series at January 2, 1998. Directors and officers of the Fund as a group owned 201,533 shares or 1.99% of the Class A capital stock of the New York Series at January 2, 1998. As of the same date, no Directors or officers of the Fund owned Class A capital stock of any other Series of the Fund nor did they own any Class D capital stock of any Series of the Fund.


                             MANAGEMENT AND EXPENSES

    Under the Management Agreement, dated December 29, 1988, subject to the control of the Board of Directors, the Manager manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Series' investment objectives and policies, and administers the Fund's business and other affairs. The Manager provides the Fund with such office space, administrative and other services, and executive and other personnel as are necessary for Fund operations. The Manager pays all of the compensation of directors of the Fund who are employees or consultants of the Manager and of the officers and employees of the Fund.


    The Manager is entitled to receive a management fee from each Series for its services, calculated daily and payable monthly, equal to 0.50% per annum of the average daily net assets of each Series. The Manager, at its discretion may waive all or a portion of its management fee with respect to a particular Series. The following chart indicates the management fees paid by each Series as well as the percentage such fee represents of a Series' average daily net assets for the fiscal years ended September 30, 1997, 1996 and 1995.

SERIES/FISCAL YEAR            MANAGEMENT FEE PAID  % OF AVERAGE DAILY NET ASSETS
NATIONAL SERIES

    Year ended 9/30/97          $  506,520                   0.50%
    Year ended 9/30/96             523,545                   0.50
    Year ended 9/30/95             540,874                   0.50
COLORADO SERIES
    Year ended 9/30/97             254,781                   0.50
    Year ended 9/30/96             267,392                   0.50
    Year ended 9/30/95             277,393                   0.50
GEORGIA SERIES
    Year ended 9/30/97             261,126                   0.50
    Year ended 9/30/96             285,693                   0.50
    Year ended 9/30/95             272,768                   0.45*
LOUISIANA SERIES
    Year ended 9/30/97             283,702                   0.50
    Year ended 9/30/96             301,833                   0.50
    Year ended 9/30/95             309,651                   0.50
MARYLAND SERIES
    Year ended 9/30/97             275,393                   0.50
    Year ended 9/30/96             283,435                   0.50
    Year ended 9/30/95             283,135                   0.50
MASSACHUSETTS SERIES
    Year ended 9/30/97             551,726                   0.50
    Year ended 9/30/96             571,658                   0.50
    Year ended 9/30/95             580,271                   0.50
MICHIGAN SERIES
    Year ended 9/30/97             731,198                   0.50
    Year ended 9/30/96             759,311                   0.50
    Year ended 9/30/95             749,963                   0.50

SERIES/FISCAL YEAR            MANAGEMENT FEE PAID  % OF AVERAGE DAILY NET ASSETS
MINNESOTA SERIES


    Year ended 9/30/97            $ 629,693                 0.50%
    Year ended 9/30/96              659,120                 0.50
    Year ended 9/30/95              672,792                 0.50
MISSOURI SERIES
    Year ended 9/30/97              262,926                 0.50
    Year ended 9/30/96              254,770                 0.50
    Year ended 9/30/95              233,342                 0.45*
NEW YORK SERIES
    Year ended 9/30/97              416,749                 0.50
    Year ended 9/30/96              423,159                 0.50
    Year ended 9/30/95              432,770                 0.50
OHIO SERIES
    Year ended 9/30/97              787,121                 0.50
    Year ended 9/30/96              839,336                 0.50
    Year ended 9/30/95              847,530                 0.50
OREGON SERIES
    Year ended 9/30/97              285,086                 0.50
    Year ended 9/30/96              301,447                 0.50
    Year ended 9/30/95              270,412                 0.45*
SOUTH CAROLINA SERIES
    Year ended 9/30/97              535,390                 0.50
    Year ended 9/30/96              567,688                 0.50
    Year ended 9/30/95              563,437                 0.50


*   The Manager waived a portion of its management fee due for this year.

    The Fund pays all its expenses other than those assumed by the Manager, including brokerage commissions, if any, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the Fund not employed by or serving as a Director of the Manager or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. The Fund's expenses are allocated between the Series in a manner determined by the Board of Directors to be fair and equitable.

    The Management Agreement also provides that the Manager will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement. The Manager also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

    The Management Agreement was unanimously adopted by the Board of Directors at a Meeting held on October 11, 1988 and was approved by the shareholders at a meeting held on December 16, 1988. The Management Agreement with respect to a Series will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Series and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) the Manager shall not have notified the Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by a Series, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of the Manager's business.

    The Manager is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions and corporations. On December 29, 1988, a majority of the outstanding voting securities of the Manager was purchased by Mr. William C. Morris and a simultaneous recapitalization of the Manager occurred. See Appendix C for further history of the Manager.


    Officers, directors and employees of the Manager are permitted to engage in personal securities transactions, subject to the Manager's Code of Ethics (the "Ethics Code"). The Ethics Code proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by the
Manager's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Ethics Code. The Ethics Code prohibits each of the officers, directors and employees (including all portfolio managers) of the Manager from purchasing or selling any security that the officer, director or employee knows or believes (i) was recommended by the Manager for purchase or sale by any client, including the Fund, within the preceding two weeks, (ii) has been reviewed by the Manager for possible purchase or sale within the preceding two weeks, (iii) is being purchased or sold by any client, (iv) is being considered by a research analyst, (v) is being acquired in a private placement, unless prior approval has been obtained from the Manager's Compliance Officer, or (vi) is being acquired during an initial or secondary public offering. The Ethics Code also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.


    The Ethics Code also prohibits (i) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages and (ii) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

    Officers, directors and employees are required, except under very limited circumstances, to engage in personal securities transactions through the Manager's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

           ADMINISTRATION, SHAREHOLDER SERVICES AND DISTRIBUTION PLAN

    An Administration, Shareholder Services and Distribution Plan (the "Plan") for the Fund is in effect under Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

    The Plan was approved on July 16, 1992 by the Directors including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Qualified Directors") and was approved by shareholders of the Fund on November 23, 1992. The plan became effective on January 1, 1993.

    Amendments to the Plan were approved in respect of the Class D shares on November 18, 1993 by the Directors, including a majority of the Qualified Directors and became effective with respect to the Class D shares on February 1, 1994. The Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors of the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amounts payable under the terms of the Plan without the approval of a majority of the outstanding voting securities of the Funds and no material amendment to the Plan may be made except with the approval of a majority of both the Directors and the Qualified Directors in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

    The Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors.

                             PORTFOLIO TRANSACTIONS


    No brokerage commissions were paid by the Fund during the fiscal years ended September 30, 1997, 1996 or 1995. When two or more Series of the Fund or two or more of the investment companies in the Seligman Group or other investment advisory clients of the Manager desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by the Manager in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

                     PURCHASE AND REDEMPTION OF FUND SHARES

    Each Series of the Fund issues two classes of shares: Class A shares may be purchased at a price equal to the next determined net asset value per share, plus a sales load. Class A shares purchased at net asset value without an initial sales load due to the size of the purchase are subject to a CDSL of 1% if such shares redeemed within eighteen months of purchase. Class D shares may be purchased at a price equal to the next determined net asset value without an initial sales load, but a CDSL may be charged on certain redemptions within one year of purchase. See "Alternative Distribution System," "Purchase of Shares," and "Redemption of Shares" in the Fund's Prospectus.

SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold at a maximum sales load of 4.75% and Class D shares are sold at net asset value.* Using each Series' net asset value at September 30, 1997, the maximum offering price of each Series' shares is as follows:


                                                        CLASS A SHARES

                                          Net Asset                   Maximum Sales Load         Maximum Offering
 Name of Series                        Value per Share            (4.75% of Offering Price)         Price Per Share
---------------                      -------------------          -------------------------         ---------------


National                                  $  8.01                         $ .40                      $  8.41
Colorado                                     7.42                           .37                         7.79
Georgia                                      8.12                           .40                         8.52
Louisiana                                    8.28                           .41                         8.69
Maryland                                     8.14                           .41                         8.55
Massachusetts                                7.99                           .40                         8.39
Michigan                                     8.60                           .43                         9.03
Minnesota                                    7.79                           .39                         8.18
Missouri                                     7.82                           .39                         8.21
New York                                     8.28                           .41                         8.69
Ohio                                         8.19                           .41                         8.60
Oregon                                       7.87                           .39                         8.26
South Carolina                               8.16                           .41                         8.57


                                                      CLASS D SHARES


                                              Net Asset Value and Maximum
Name of Series                                 Offering Price per Share*
--------------                                 -------------------------
National                                           $  8.02
Colorado                                              7.42
Georgia                                               8.13
Louisiana                                             8.27
Maryland                                              8.15
Massachusetts                                         7.99
Michigan                                              8.59
Minnesota                                             7.79
Missouri                                              7.82
New York                                              8.29
Ohio                                                  8.23
Oregon                                                7.87
South Carolina                                        8.16

---------
* Class D shares are subject to a CDSL of 1% on redemptions within one year of purchase. Class A shares purchased at net asset value due to the size of the purchase are subject to a CDSL of 1% on redemption within eighteen months of purchase of such shares. See "Redemption of Shares" in the Prospectus.

CLASS A SHARES - REDUCED INITIAL SALES LOADS

REDUCTIONS AVAILABLE. Shares of any Seligman Mutual Fund sold with an initial sales load in a continuous offering will be eligible for the following reductions:

   VOLUME DISCOUNTS are provided if the total amount being invested in Class A shares of a Series alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales load, reaches levels indicated in the sales load schedule set forth in the Prospectus.

   THE RIGHT OF ACCUMULATION allows an investor to combine the amount being invested in Class A shares of a Series and shares of the other Seligman Mutual Funds sold with an initial sales load with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales load and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase to determine reduced sales loads in accordance with the schedule in the Prospectuses. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman Mutual Fund on which there is an initial sales load at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Financial Services, Inc. ("SFSI") is notified by an investor or dealer of the amount owned at the time the purchase is made and is furnished sufficient information to permit confirmation.

   A LETTER OF INTENT allows an investor to purchase Class A shares of a Series over a 13-month period at reduced initial sales loads in accordance with the schedule in the Prospectus, based on the total amount of Class A shares that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales load of the other Seligman Mutual Funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman Mutual Fund on which there was an initial sales load at the time of purchase. Reduced initial sales loads also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. For more information concerning the terms of the letter of intent, see "Terms and Conditions - Letter of Intent - Class A" in the Fund's Prospectus.

     Class A shares purchased without an initial sales load in accordance with the sales load schedule in the Prospectus, or pursuant to a Volume Discount, Right of Accumulation or Letter of Intent are subject to a CDSL of 1% on redemptions of such shares within eighteen months of purchase.

PERSONS ENTITLED TO REDUCTIONS. Reductions in initial sales loads apply to purchases of Class A shares of each Series by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), tax-exempt organizations under section 501(c)(3) or (13) of the Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectuses, reports and other shareholder communications.

2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

ELIGIBLE EMPLOYEE BENEFIT PLANS. The table of sales loads in the Prospectus applies to sales to "eligible employee benefit plans" (as defined in the Prospectus), except that the Fund may sell shares at net asset value to "eligible employee benefit plans," which have at least (i) $500,000 invested in the Seligman Group of Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Such sales are believed to require limited sales effort and sales related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from investment dealers or SFSI.


FURTHER TYPES OF REDUCTIONS. Class A shares of each Series may be issued without a sales load in connection with the acquisition of cash and securities owned by other investment companies, and personal holding companies, to financial institution trust departments, to registered investment advisers exercising investment discretionary authority with respect to the purchase of Series shares, or pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitation of, its employees, members or participants in connection with the purchase of shares of the Fund, to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act, to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with SFSI; to financial institution trust departments; to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares; to accounts of financial institutions or broker/dealers that charge account management fees, provided the manager or one of its affiliates has entered into an agreement with respect to such accounts; pursuant to sponsored arrangements with organizations which make recommendations to or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund; to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors; and to "eligible employee benefit plans" which have at least (i) $500,000 invested in the Seligman Mutual Funds or (ii) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp.


    Class A shares of the Series may be sold at net asset value to present and retired directors, officers, employees (and family members, as defined in the Prospectus) of the Fund, the other investment companies in the Seligman Group, the Manager and other companies affiliated with the Manager. Such sales also may be made to employee benefit plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by the Manager or any affiliate. These sales may be made for investment purposes only, and shares may be resold only to the Series.

    Class A shares of each Series may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

PAYMENT IN SECURITIES. In addition to cash, the Fund may accept readily marketable securities in payment for Series shares sold at the applicable public offering price. Generally, the Fund will only consider accepting these securities (1) to increase its holdings in a portfolio security of a Series, or
(2) if the Manager determines that the offered securities are a suitable investment in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for shares with securities, may require partial payment in cash for applicable sales loads, and may discontinue accepting securities as payment for shares at any time without notice.

MORE ABOUT REDEMPTIONS. The procedures for redemption of Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the New York Stock Exchange during periods of emergency or such other periods as ordered by the Securities and Exchange Commission. Payment may be made in readily marketable securities, subject to the review of some state securities commissions. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              DISTRIBUTION SERVICES

    SFSI, an affiliate of the Manager, acts as general distributor of the shares of the Fund and of the other mutual funds in the Seligman Group. As general distributor of the Fund's Common Stock, SFSI allows commissions to all dealers, of up to 4.25% on purchases of Class A shares to which the 4.75% sales load applies. SFSI receives the balance of sales loads and any CDSL, if applicable, paid by investors. The Fund and SFSI are parties to a Distribution Agreement dated January 1, 1993.


    The following tables set forth the concessions received by SFSI, dealer commissions and total commissions paid by each Series on sales of Class A shares of the Fund for the fiscal years ended September 30, 1997, 1996 and 1995. Also included in the table are the amounts of CDSL retained by SFSI for the fiscal years ended September 30, 1997, 1996 and 1995.



                                                                      FISCAL 1997
                                                                 -----------------------
  SERIES                SFSI CONCESSIONS          DEALER COMMISSIONS          TOTAL COMMISSIONS       CDSL RETAINED
     ------                ----------------          ------------------          -----------------       -------------
   National                      $ 8,749                   $ 60,789                     $ 69,538              $1,711
   Colorado                        4,828                     36,405                       41,233                  19
   Georgia                         7,820                     56,992                       64,812               6,039
   Louisiana                       6,792                     49,286                       56,078                  26
   Maryland                        7,366                     52,904                       60,270               2,223
   Massachusetts                  10,093                     74,691                       84,784                 260
   Michigan                       18,739                    141,150                      159,889                 398
   Minnesota                       9,979                     75,908                       85,887                 372
   Missouri                        4,557                     36,025                       40,582                  64
   New York                       11,532                     84,357                       95,889                   5
   Ohio                           16,992                    124,695                      141,687                 668
   Oregon                          9,740                     74,960                       84,700                 105
   South Carolina                 17,715                    133,456                      151,171                 724



                                                                       FISCAL 1996
                                                                  ------------------------
     SERIES                SFSI CONCESSIONS          DEALER COMMISSIONS          TOTAL COMMISSIONS       CDSL RETAINED
     ------                ----------------          ------------------          -----------------       -------------
   National                      $15,618                   $120,046                     $135,664              $1,933
   Colorado                        6,810                     50,693                       57,503                 ---
   Georgia                        10,864                     82,566                       93,430                 280
   Louisiana                      11,649                     85,328                       96,977                 131
   Maryland                       10,368                     73,461                       83,829                 370
   Massachusetts                  13,360                     93,885                      107,245                 641
   Michigan                       21,956                    161,994                      183,950               1,551
   Minnesota                      22,738                    168,882                      191,620                 258
   Missouri                        7,979                     61,487                       69,466               1,486
   New York                       11,497                     86,499                       97,996               1,810
   Ohio                           20,073                    150,807                      170,880                 ---
   Oregon                         13,323                    100,702                      114,025                 192
   South Carolina                 32,649                    237,864                      270,513               3,624


                                                                      FISCAL 1995
                                                                  ----------------------
     SERIES                SFSI CONCESSIONS          DEALER COMMISSIONS          TOTAL COMMISSIONS       CDSL RETAINED
     ------                ----------------          ------------------          -----------------       -------------
   National                      $11,153                   $ 79,889                     $ 91,042              $  101
   Colorado                        5,942                     44,871                       50,813                  --
   Georgia                        12,480                     93,530                      106,010                 378
   Louisiana                       7,730                     54,577                       62,307                 409
   Maryland                        8,750                     66,429                       75,179                  --
   Massachusetts                  12,600                     94,205                      106,805                 323
   Michigan                       30,006                    227,211                      257,217                 796
   Minnesota                      18,444                    140,533                      158,977                 700
   Missouri                        6,965                     53,304                       60,269                 428
   New York                       14,942                    112,407                      127,349                 940
   Ohio                           23,679                    178,085                      201,764                 100
   Oregon                         16,678                    123,858                      140,536                 841
   South Carolina                 30,670                    237,827                      268,497                 356


    Effective April 1, 1995, Seligman Services, Inc. ("SSI"), an affiliate of the Manager became eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the years ended September 30, 1997 and 1996 and for the period ended September 30, 1995, SSI received commissions and distribution and service fees in the following amounts:


                          FISCAL 1997                           FISCAL 1996                          FISCAL 1995
                          -----------                           -----------                          -----------
                                 DISTRIBUTION AND                      DISTRIBUTION AND                     DISTRIBUTION AND
SERIES          COMMISSIONS      SERVICE FEES        COMMISSIONS       SERVICE FEES       COMMISSIONS       SERVICE FEES
------          -----------      ------------        -----------       ------------       -----------       ------------
National               $  456         $ 6,388              $ 1,736          $ 6,257              $   531         $ 2,983
Colorado                4,678           2,918                4,437            2,997                3,110           1,444
Georgia                   283             988                  525              667                1,598             221
Louisiana                  21             685                  ---              647                    0             366
Maryland                  523           1,425                1,251            1,399                1,327             772
Massachusetts           1,865           2,080                  689            2,555                  417           1,059
Michigan                  515           2,537                1,315            2,656                  245             914
Minnesota                 594           2,087                1,717            2,122                   11             925
Missouri                1,220           3,261                1,754            3,149                  444           1,371
New York                2,889          12,398                2,144            8,922                1,211           2,976
Ohio                    1,485           3,132                2,276            2,929                1,245           1,392
Oregon                     24           1,417                  763              797                  750             394
South Carolina          2,582           1,576                2,229            1,484                1,247             749


                                      TAXES


    Under the Code, each Series of the Fund will be treated as a separate corporation for federal income tax purposes. As a result, determinations of net investment income, exempt-interest dividends and net long-term and short-term capital gain and loss will be made separately for each Series.

    Each Series intends to qualify and elect to be treated as a regulated investment company under the Code and thus to be relieved of federal income tax on amounts distributed to shareholders; provided that it distributes at least 90 percent of its net investment income and net short-term capital gains, if any.

    Qualification as a regulated investment company under the Code requires among other things, that (a) at least 90% of the annual gross income of the Series be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; (b) and the Series diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Series' assets is represented by cash, United States Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Series' assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities).


                                    VALUATION


    The net asset value per share of each class of a Series of the Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open. The Fund and the NYSE are currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund will also determine net asset value for each class of a Series on each day in which there is a sufficient degree of trading in a Series' portfolio securities that the net asset value of Series shares might be materially affected. Net asset value per share for a class of a Series is computed by dividing that class' share of the value of the net assets of such Series (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Series, including the Manager's fee, are accrued daily and taken into account for the purpose of determining net asset value. The net asset value of Class D shares of a Series will generally be lower than the net asset value of Class A shares of such Series as a result of the higher distribution fee with respect to Class D shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.


    The securities in which the Fund invests are traded primarily in the over-the-counter market. Municipal securities and other short-term holdings maturing in more than 60 days are valued on the basis of quotations provided by an independent pricing service, approved by the Directors, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

In the absence of such quotations, fair value will be determined in accordance with procedures approved by the Directors. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.

    Generally, trading in certain securities such as municipal securities, corporate bonds, U.S. government securities, and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in determining the net asset value of the Series shares are computed as of such times. Events affecting the value of such securities may occur between such times and the close of the NYSE which will not be reflected in the computation of a Series' net asset value. If events materially affecting the value of such securities occur during such period, then these securities and other assets will be valued at their fair market value as determined in good faith by the Directors.

                             PERFORMANCE INFORMATION


    The annualized yield for the 30-day period ended September 30, 1997 for each Series' Class A shares was as follows: National-4.31%, Colorado-3.90%, Georgia-4.13%, Louisiana-4.28%, Maryland-4.23%, Massachusetts-4.33%, Michigan-4.34%, Minnesota-4.11%, Missouri-4.03%, New York-4.23%, Ohio-4.24%, Oregon-4.27%, and South Carolina-4.18%. The annualized yield was computed by dividing a Series' net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the net amount invested) on September 30, 1997, which was the last day of this period. The average number of Class A shares per Series was: National-12,228,298, Colorado-6,726,538,
Georgia-6,255,605,           Louisiana-6,794,561,            Maryland-6,465,872,
Massachusetts-13,793,524,       Michigan-16,774,608,       Minnesota-15,674,714,
Missouri-6,717,933, New York-10,125,957,  Ohio-18,882,789,  Oregon-7,035,087 and
South Carolina-12,385,932 which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income, as described in the Prospectus.

    The tax equivalent annualized yield for the 30-day period ended September 30, 1997 for each Series' Class A shares was as follows: National-7.14%,
Colorado-6.79%,      Georgia-7.27%,       Louisiana-7.53%,       Maryland-7.51%,
Massachusetts-8.14%, Michigan-7.51%, Minnesota-7.43%, Missouri-7.09%, New York-7.54%, Ohio-7.55%, Oregon-7.74% and South Carolina-7.44%. The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus the following percentages: National-39.60%, Colorado-42.62%, Georgia-43.22%, Louisiana-43.22%, Maryland-42.62%, Massachusetts-46.86%, Michigan-42.26%, Minnesota-44.73%, Missouri-43.22%, New York-43.90%, Ohio-43.83%, Oregon-45.04%
and South Carolina-43.83% which percentages assume the maximum combined federal and state income tax rate for individual taxpayers that are subject to such state's personal income taxes. Then the small portion of the yield (for all the Series except the National Series) attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 39.6% (39.6% being the maximum federal income tax rate). These two calculations were then added to the portion of the Class A shares yield, if any, that was not attributable to securities, the income of which was not tax exempt.

    The average annual total return for the one-year period ended September 30, 1997 for each Series' Class A shares was as follows: National-4.26%,
Colorado-2.24%,      Georgia-3.52%,       Louisiana-3.00%,       Maryland-2.51%,
Massachusetts-2.99%, Michigan-3.04%, Minnesota-1.81%, Missouri-2.64%, New York-4.23%, Ohio-2.48%, Oregon-3.46% and South Carolina-2.89%; for the five-year period ended on September 30, 1997 for each of the Series' Class A shares was:
National-5.85%, Colorado-4.88%, Georgia-5.81%, Louisiana-5.42%, Maryland-5.52%, Massachusetts-5.61%, Michigan-5.62%, Minnesota-5.22%, Missouri-5.37%, New York-6.16%, Ohio-5.35%, Oregon-5.40%, and South Carolina-5.47%; for the ten-year period ended on September 30, 1997 for each Series' Class A shares was:
National-8.08%, Colorado-7.30%, Georgia-8.42%, Louisiana-7.81%, Maryland-7.91%, Massachusetts-7.86%, Michigan-8.18%, Minnesota-7.32%, Missouri-7.92%, New York-8.19%, Ohio-7.88%, Oregon-8.07% and South Carolina-8.08%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Series. From this $1,000, the maximum sales load of $47.50 (4.75% of public offering price) was deducted. It was then assumed that all of the dividends and distributions by the Series' Class A shares over the relevant time period were reinvested. It was then assumed that at the end of the one-year period, the five-year period and the ten-year period of each Series, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption (i.e., the average annual compound rate of return).

    The annualized yield for the 30-day period ended September 30, 1997 for each Series' Class D shares was as follows: National-3.63%, Colorado-3.20%, Georgia-3.44%, Louisiana-3.60%, Maryland-3.55%, Massachusetts-3.65%, Michigan-3.67%, Minnesota-3.42%, Missouri-3.31%, New York-3.54%, Ohio-3.56%, Oregon-3.58% and South Carolina-3.49%. The annualized yield was computed as for Class A shares by dividing a Series' net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value) on September 30, 1997 which was the last day of this period. The average number of Class D shares were: National-583,091, Colorado-32,059, Georgia-308,801, Louisiana-49,277, Maryland-249,154, Massachusetts-155,927, Michigan-200,760, Minnesota-230,012, Missouri-57,477, New York-165,657,
Ohio-138,905, Oregon-207,720 and South Carolina-448,548 which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends.

    The tax equivalent annualized yield for the 30-day period ended September 30, 1997 for each Series' Class D shares was as follows: National-6.01%,
Colorado-5.57%,      Georgia-6.06%,       Louisiana-6.34%,       Maryland-5.63%,
Massachusetts-6.86%, Michigan-6.35%, Minnesota-6.18%, Missouri-5.83%, New York-6.31%, Ohio-6.34%, Oregon-6.49% and South Carolina-6.21%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

    The average annual total return for the one-year period ended, September 30, 1997 for each Series' Class D shares was as follows: National-7.56%,
Colorado-5.34%,      Georgia-6.67%,       Louisiana-6.07%,       Maryland-5.80%,
Massachusetts-6.29%, Michigan-6.19%, Minnesota-4.89%, Missouri-5.60%, New York-7.60%, Ohio-5.57%, Oregon-6.77%, and South Carolina-6.15%; and since inception through the period ended September 30, 1997 for each of the Series' Class D shares was: National-3.71%, Colorado-3.09%, Georgia-4.19%, Louisiana-3.94%, Maryland-3.97%, Massachusetts-4.02%, Michigan-3.98%, Minnesota-3.29%, Missouri-3.71%, New York-4.27%, Ohio-3.84%, Oregon-4.01%, and South Carolina-3.97%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Series and that all of the dividends and distributions by the Series' Class D shares over the relevant time period were reinvested. It was then assumed that at the end of the one-year period and since inception of the Series, the entire amount was redeemed, subtracting the 1% CDSL, if applicable.

    The tables below illustrate the total returns on a $1,000 investment in each of the Series Class A and Class D shares for the ten years ended September 30, 1997 or from the commencement of a Series' operation through September 30, 1997 assuming investment of all dividends and capital gain distributions.


                                                             CLASS A SHARES
                      VALUE OF              CAPITAL               VALUE           TOTAL VALUE
YEAR                   INITIAL                GAIN                 OF                  OF             TOTAL
ENDED 1             INVESTMENT 2          DISTRIBUTIONS         DIVIDENDS         INVESTMENT 2       RETURN 1,3
-------             ------------          -------------         ---------         ------------       ----------
NATIONAL
9/30/88                 $  982                 $   48             $  79              $1,109
9/30/89                    994                     51               160               1,205
9/30/90                    956                     64               234               1,254
9/30/91                  1,015                     81               336               1,432
9/30/92                  1,037                     88               434               1,559
9/30/93                  1,121                    122               566               1,809
9/30/94                    923                    193               551               1,667
9/30/95                    975                    204               680               1,859
9/30/96                    990                    207               791               1,988
9/30/97                  1,030                    215               930               2,175          117.48%
COLORADO
9/30/88                  1,025                      7                74               1,106
9/30/89                  1,054                      7               153               1,214
9/30/90                  1,032                      7               228               1,267
9/30/91                  1,078                      7               323               1,408
9/30/92                  1,096                      7               414               1,517
9/30/93                  1,158                     24               525               1,707
9/30/94                  1,057                     39               561               1,657
9/30/95                  1,089                     40               670               1,799
9/30/96                  1,086                     39               760               1,885
9/30/97                  1,107                     40               875               2,022          102.23%


                      VALUE OF              CAPITAL               VALUE           TOTAL VALUE
YEAR                   INITIAL                GAIN                 OF                  OF             TOTAL
ENDED 1             INVESTMENT 2          DISTRIBUTIONS         DIVIDENDS         INVESTMENT 2       RETURN 1,3
-------             ------------          -------------         ---------         ------------       ----------
GEORGIA
9/30/88                $ 1,041                    $ -             $  79             $ 1,120
9/30/89                  1,071                      2               160               1,233
9/30/90                  1,054                      4               239               1,297
9/30/91                  1,121                      5               344               1,470
9/30/92                  1,153                     12               447               1,612
9/30/93                  1,238                     22               577               1,837
9/30/94                  1,098                     37               600               1,735
9/30/95                  1,147                     66               725               1,938
9/30/96                  1,156                     80               829               2,065
9/30/97                  1,192                     90               961               2,243          124.34%
LOUISIANA
9/30/88                  1,008                      8                76               1,092
9/30/89                  1,020                     16               155               1,191
9/30/90                    997                     25               231               1,253
9/30/91                  1,058                     31               333               1,422
9/30/92                  1,084                     38               429               1,551
9/30/93                  1,137                     60               542               1,739
9/30/94                  1,027                     69               576               1,672
9/30/95                  1,053                    104               687               1,844
9/30/96                  1,056                    118               787               1,961
9/30/97                  1,070                    147               904               2,121          112.14%
MARYLAND
9/30/88                  1,025                      7                71               1,103
9/30/89                  1,053                      7               147               1,207
9/30/90                  1,033                      7               221               1,261
9/30/91                  1,101                      7               320               1,428
9/30/92                  1,130                     13               415               1,558
9/30/93                  1,199                     35               531               1,765
9/30/94                  1,069                     65               559               1,693
9/30/95                  1,104                    100               673               1,877
9/30/96                  1,108                    108               774               1,990
9/30/97                  1,129                    121               892               2,142          114.16%
MASSACHUSETTS
9/30/88                  1,008                     14                75               1,097
9/30/89                  1,012                     21               153               1,186
9/30/90                    961                     32               223               1,216
9/30/91                  1,039                     38               331               1,408
9/30/92                  1,066                     47               433               1,546
9/30/93                  1,130                     65               555               1,750
9/30/94                  1,013                     97               588               1,698
9/30/95                  1,047                    108               706               1,861
9/30/96                  1,038                    133               801               1,972
9/30/97                  1,057                    155               920               2,132          113.16%
MICHIGAN
9/30/88                  1,012                     17                76               1,105
9/30/89                  1,038                     21               156               1,215
9/30/90                  1,005                     34               231               1,270
9/30/91                  1,067                     40               332               1,439
9/30/92                  1,105                     50               436               1,591
9/30/93                  1,157                     90               551               1,798
9/30/94                  1,056                     98               592               1,746
9/30/95                  1,087                    112               713               1,912
9/30/96                  1,078                    142               810               2,030
9/30/97                  1,096                    167               933               2,196          119.58%


                      VALUE OF              CAPITAL               VALUE           TOTAL VALUE
YEAR                   INITIAL                GAIN                 OF                  OF             TOTAL
ENDED 1             INVESTMENT 2          DISTRIBUTIONS         DIVIDENDS         INVESTMENT 2       RETURN 1,3
-------             ------------          -------------         ---------         ------------       ----------
MINNESOTA
9/30/88                $ 1,005                   $ 13             $  74             $ 1,092
9/30/89                  1,016                     17               150               1,183
9/30/90                  1,002                     25               225               1,252
9/30/91                  1,044                     27               320               1,391
9/30/92                  1,055                     29               414               1,498
9/30/93                  1,107                     56               531               1,694
9/30/94                  1,032                     75               589               1,696
9/30/95                  1,046                     79               700               1,825
9/30/96                  1,026                     83               788               1,897
9/30/97                  1,041                     84               902               2,027          102.74%
MISSOURI
9/30/88                  1,029                      8                75               1,112
9/30/89                  1,055                      8               152               1,215
9/30/90                  1,047                      8               227               1,282
9/30/91                  1,118                      9               329               1,456
9/30/92                  1,131                     21               419               1,571
9/30/93                  1,205                     35               538               1,778
9/30/94                  1,073                     53               565               1,691
9/30/95                  1,116                     73               683               1,872
9/30/96                  1,117                     91               781               1,989
9/30/97                  1,134                    114               895               2,143          114.25%
NEW YORK
9/30/88                    991                     28                74               1,093
9/30/89                  1,008                     33               154               1,195
9/30/90                    969                     38               227               1,234
9/30/91                  1,039                     41               333               1,413
9/30/92                  1,064                     55               433               1,552
9/30/93                  1,145                     84               559               1,788
9/30/94                  1,004                    111               577               1,692
9/30/95                  1,029                    157               692               1,878
9/30/96                  1,045                    159               804               2,008
9/30/97                  1,084                    171               943               2,198          119.81%
OHIO
9/30/88                    995                     30                77               1,102
9/30/89                  1,006                     33               158               1,197
9/30/90                    983                     47               235               1,265
9/30/91                  1,040                     52               337               1,429
9/30/92                  1,069                     61               438               1,568
9/30/93                  1,132                     79               558               1,769
9/30/94                  1,020                    103               591               1,714
9/30/95                  1,046                    124               708               1,878
9/30/96                  1,044                    132               809               1,985
9/30/97                  1,057                    151               927               2,135          113.46%
OREGON
9/30/88                  1,048                      -                75               1,123
9/30/89                  1,082                      -               153               1,235
9/30/90                  1,067                      -               229               1,296
9/30/91                  1,138                      -               330               1,468
9/30/92                  1,166                      -               425               1,591
9/30/93                  1,239                      -               546               1,785
9/30/94                  1,140                     13               589               1,742
9/30/95                  1,175                     18               707               1,900
9/30/96                  1,173                     20               807               2,000
9/30/97                  1,207                     32               933               2,172          117.22%


                      VALUE OF              CAPITAL               VALUE           TOTAL VALUE
YEAR                   INITIAL                GAIN                 OF                  OF             TOTAL
ENDED 1             INVESTMENT 2          DISTRIBUTIONS         DIVIDENDS         INVESTMENT 2       RETURN 1,3
-------             ------------          -------------         ---------         ------------       ----------
SOUTH CAROLINA
9/30/88                $ 1,030                   $  -             $  77             $ 1,107
9/30/89                  1,054                      1               156               1,211
9/30/90                  1,033                      1               231               1,265
9/30/91                  1,102                      8               332               1,442
9/30/92                  1,143                     11               433               1,587
9/30/93                  1,218                     16               552               1,786
9/30/94                  1,087                     39               578               1,704
9/30/95                  1,139                     44               703               1,886
9/30/96                  1,153                     49               812               2,014
9/30/97                  1,165                     81               929               2,175          117.52%


                                                           CLASS D SHARES

                      VALUE OF              CAPITAL               VALUE           TOTAL VALUE
YEAR                   INITIAL                GAIN                 OF                  OF             TOTAL
ENDED 1             INVESTMENT 2          DISTRIBUTIONS         DIVIDENDS         INVESTMENT 2       RETURN 1,3
-------             ------------          -------------         ---------         ------------       ----------
NATIONAL
9/30/94                 $  876                   $  -             $  24             $   900
9/30/95                    923                      -                69                 992
9/30/96                    939                      -               114               1,053
9/30/97                    978                      -               165               1,143           14.29%
COLORADO
9/30/94                    918                      -                25                 943
9/30/95                    944                      -                67               1,011
9/30/96                    942                      -               109               1,051
9/30/97                    961                      -               157               1,118           11.78%
GEORGIA
9/30/94                    899                      -                25                 924
9/30/95                    939                     15                68               1,022
9/30/96                    946                     22               111               1,079
9/30/97                    976                     26               160               1,162           16.22%
LOUISIANA
9/30/94                    910                      -                25                 935
9/30/95                    932                     18                71               1,021
9/30/96                    935                     26               115               1,076
9/30/97                    947                     41               164               1,152           15.22%
MARYLAND
9/30/94                    913                      -                25                 938
9/30/95                    942                     18                69               1,029
9/30/96                    944                     23               113               1,080
9/30/97                    963                     29               161               1,153           15.33%
MASSACHUSETTS
9/30/94                    920                      -                27                 947
9/30/95                    948                      4                73               1,025
9/30/96                    941                     18               118               1,077
9/30/97                    959                     29               167               1,155           15.53%
MICHIGAN
9/30/94                    919                      -                26                 945
9/30/95                    948                      5                71               1,024
9/30/96                    938                     22               116               1,076
9/30/97                    954                     35               165               1,154           15.39%


                      VALUE OF              CAPITAL               VALUE           TOTAL VALUE
YEAR                   INITIAL                GAIN                 OF                  OF             TOTAL
ENDED 1             INVESTMENT 2          DISTRIBUTIONS         DIVIDENDS         INVESTMENT 2       RETURN 1,3
-------             ------------          -------------         ---------         ------------       ----------
MINNESOTA
9/30/94                 $  940                   $  -             $  29             $   969
9/30/95                    951                      2                79               1,032
9/30/96                    934                      4               125               1,063
9/30/97                    948                      4               174               1,126           12.60%
MISSOURI
9/30/94                    904                      -                24                 928
9/30/95                    939                     10                68               1,017
9/30/96                    941                     20               111               1,072
9/30/97                    954                     32               157               1,143           14.27%
NEW YORK
9/30/94                    897                      -                26                 923
9/30/95                    920                     23                71               1,014
9/30/96                    933                     24               116               1,073
9/30/97                    970                     28               168               1,166           16.56%
OHIO
9/30/94                    920                      -                26                 946
9/30/95                    947                     10                71               1,028
9/30/96                    944                     15               118               1,077
9/30/97                    956                     24               168               1,148           14.79%
OREGON
9/30/94                    926                      -                26                 952
9/30/95                    954                      3                70               1,027
9/30/96                    953                      4               115               1,072
9/30/97                    981                     10               164               1,155           15.51%
SOUTH CAROLINA
9/30/94                    904                      -                25                 929
9/30/95                    947                      2                69               1,018
9/30/96                    957                      4               115               1,076
9/30/97                    969                     21               163               1,153           15.34%

---------------


1 For the ten-year period ended September 30, 1997 for Class A shares; and from commencement of operations for Class D shares on February 1, 1994.



2 The "Value of Initial Investment" as of the date indicated reflects the effect to the maximum sales load and CDSL, if applicable, assumes that all dividends and capital gain distributions were taken in cash and reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" reflects the effect of the CDSL, if applicable, and assumes investment of all dividends and capital gain distributions.


3 Total return for each Series is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified, subtracting the maximum sales load or CDSL, if applicable; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its value at the end of the period by the amount of the hypothetical initial investment.

    The waiver by the Manager of its fees and reimbursement of certain expenses during certain of the periods (as set forth under "Management and Expenses" herein and "Management Services" in the Prospectus) for which the performance results have been provided in this section positively affected such results.

    A Series' total return and average annual total return for Class A shares quoted herein does not reflect the deduction of the administration, shareholder services and distribution fee, for periods prior to January 1, 1993, which fee if reflected would reduce the performance quoted.

                               GENERAL INFORMATION

    The Fund is a Maryland corporation, authorized to issue 1,300,000,000 shares of common stock. The Directors have authority to create and classify shares of common stock in separate Series, without further action by shareholders. To date, shares of thirteen Series have been authorized, which shares constitute the interests in the Series described herein and further series may be added in the future. The 1940 Act requires that where more than one class or Series of shares exists, each class or Series must be preferred over all other classes or Series in respect of assets specifically allocated to such class or Series.

    Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or Series affected by such matter. Rule 18f-2 further provides that a class or Series shall be deemed to be affected by a matter unless it is clear that the interests of each class or Series in the matter are substantially identical or that the matter does not affect any interest of such class or Series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.


    CUSTODIAN. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Fund.


    AUDITORS. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

                              FINANCIAL STATEMENTS


    The Annual Report to Shareholders for the fiscal year ended September 30, 1997 contains a schedule of the investments of each of the Fund's Series as of September 30, 1997, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditor's Report thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this Statement of Additional Information.

                                   APPENDIX A

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S")
MUNICIPAL BONDS

    Aaa: Municipal bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Municipal bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than Aaa bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

    A: Municipal bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa: Municipal bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

    Ba: Municipal bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Municipal bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Municipal bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Municipal bonds which are rated Ca represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

    C: Municipal bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

MUNICIPAL NOTES

    Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation MIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation MIG 4 are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

COMMERCIAL PAPER

    Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

    The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

    The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

    Issues rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("S&P")
MUNICIPAL BONDS

    AAA: Municipal bonds rated AAA are highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

    AA: Municipal bonds rated AA have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

    A: Municipal bonds rated A are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB: Municipal bonds rated BBB are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

    BB, B, CCC, CC: Municipal bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

    C: The rating C is reserved for income bonds on which no interest is being paid.

    D: Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

    NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

MUNICIPAL NOTES

    SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2:  Satisfactory capacity to pay principal and interest.

COMMERCIAL PAPER

    S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

    A-1: The A-1 designation indicates that the degree of safety regarding timely payment is very strong.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

    A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

    C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

    D:  Debt rated "D" is in payment default.

    NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

    The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                                   APPENDIX B

SPECIAL FACTORS AFFECTING THE COLORADO MUNICIPAL SERIES

    Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several agencies and instrumentalities of state government are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state is authorized to issue short-term revenue anticipation notes.

    There are approximately 1,900 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, charter cities, school districts and a variety of water, irrigation and other special improvement districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. As of 1995, public debt in Colorado totalled approximately $16.9 billion, up 33% from 1990. Of that total, local government debt accounts for $14.1 billion. (Report of the State Auditor:
Government Debt in Colorado, Special Study Fiscal Years 1994 Through 1995). The major source of revenue for funding the indebtedness is the ad valorem property tax, which presently is imposed and collected solely at the local level, although the state is also authorized to levy the tax, and revenue from special projects. Residential real property was assessed at 10.36% of its actual value in 1996, and will be assessed at 9.74% of actual value in 1997-98. All other property is assessed at 29% of its actual value except producing mines and oil and gas leaseholds and lands. Oil and gas leaseholds and lands are assessed at 87.5% on primary recovery and 75% on secondary recovery.

    The final figure for fiscal year 1996 for assessed value of all taxable real property in the state is $33,595,086,130, of which approximately 47.0% is residential, and 32.5% is commercial and industrial. Total revenue from property taxes in 1995 was $2,784,138,646. Figures for fiscal year 1997 are not yet available.

    In November 1992, voters in Colorado adopted a state constitutional amendment known as Amendment 1 and as the Taxpayer's Bill of Rights ("TABOR"). Its provisions generally apply to the state or any local government, excluding enterprises. An enterprise is a government-owned business authorized to issue its own revenue bonds and receiving under 10% of annual revenue in grants from all Colorado state and local governments combined. TABOR requires voter approval in advance for nearly all new taxes, tax rate increases, mill levies above that for the prior year, valuation for assessment ratio increases, extensions of expiring taxes, and tax policy changes directly causing a net tax revenue gain, as well as creation of any multiple-fiscal year debt or financial obligations without adequate present cash reserves pledged irrevocably and held for payments in all future fiscal years. TABOR also imposes spending limits and revenue limits on state and local governments. Without voter approval, revenue may grow only to account for inflation and increases in population.

    State General Fund and cash non-exempt revenues exceeded the TABOR limits for the first time in fiscal year 1996-97. Excess revenue totalled $139.0 million, which TABOR requires to be refunded to taxpayers. The state legislature voted to refund $142.1 million to taxpayers by way of credits against income taxes due for 1997. (The legislature authorized a refund of $142.1 million to assure that at least the required $139.0 million is refunded.)

    Both the Colorado Legislative Council (Staff Report, December 1997) and the Office of State Planning and Budgeting (Colorado Economic Perspective, December 20, 1997) project that TABOR rebates will become the norm in state finances in the coming years. For fiscal year 1997-98, allowed revenue growth for the state is expected to be 5.5%, but state revenue is projected to exceed the new limit in the range of $324.8 to $360.1 million. For fiscal year 1998-99, allowed revenue growth is expected to be 5.3 - 5.4% and excess state revenue is projected in the range of $286.1 to $294.9 million. The Colorado Legislative Council projects excess revenue will exceed $200 million each year through fiscal year 2002-03. The Office of State Budgeting and Planning projects excess revenue will gradually decrease after fiscal year 1997-98 and projects state revenue within the TABOR limit in fiscal year 2002-03.

    The factors outlined below are generally indicative of the current economic status of the State of Colorado. Forecasts are based on predictions of several economists. There can be no assurance that additional factors or economic difficulties and their impact on state and local government finances will not adversely affect the market value of obligations of the Colorado Municipal Series or the ability of the respective obligors to pay the debt service on such obligations.

    Colorado experienced an approximately 2.0% increase in population in 1996, down from a 2.3% increase in 1995, with a net positive migration of approximately 45,250 in 1996. Preliminary estimates indicate in-migration and population growth continued at approximately the same rate in 1997 - with estimates of 1.9 to 2.0% population growth. Colorado economists expect positive migration into Colorado to continue through 1998, though at a slower rate, with population growth of 1.8% predicted for that year.

    Local economists have predicted employment growth of between 2.5% and 3.2% in 1998. This is similar to the 2.5 - 3.4% estimated growth for 1997 and 3.4% growth in 1996. During 1997, job growth occurred in every major non-agricultural employment sector except oil, gas and mining. The University of Colorado
Business Economic Outlook predicts growth in 1998 in every major non-agricultural employment sector, with the strongest growth in services, government and wholesale/retail trade, but a shortage of labor to fill positions is a major concern. The unemployment rate in Colorado dropped to a historic low in July 1997 according to the Colorado Legislative Council (Staff Report, December 1997). Colorado National Bank predicts a continuing labor shortage through 1998 and concludes that this is the largest problem facing businesses in the state.

    The increase in personal income in 1997 is estimated by Colorado economists in the range of 6.5% to 7.0%, and they forecast the same for 1998. In 1997, the Denver-Boulder metropolitan area's inflation rate, projected to be 3.4% to 3.5%, outpaced nationwide inflation of 2.4% to 2.7%. Colorado economists forecast the Denver-Boulder metropolitan area's inflation rate for 1998 at between 3.3% and 3.6%, as compared to an inflation rate forecast of between 2.4% and 3.2% for the nation. Retail sales increased by approximately 6.0% to 7.0% in 1997, down from the 1996 increase of between 6.7% and 7.4%. Colorado economists are forecasting an increase in retail sales in the range of 6.1% to 6.6% in 1998.

    Colorado's home-building industry showed strong growth from 1990 through 1996. Growth slowed in 1997 and forecasts for 1998 are mixed. Two forecasts predict that new housing permits will drop between 5.4% and 8.0% in 1998. Other economists predict a 3.7% increase in housing contracts and a 1.0% rise in the value of new home construction in 1998. Non-residential construction will continue to grow but not at the pace of 1996, when growth measured 23.4% to 34.2%. 1997 saw non-residential construction grow by 7.4% to 12.5%, and predictions for 1998 are in the range between 2.9% and 8.8%. One study predicts modest, steady growth for several years. Another economist notes that a substantial increase in military base construction (to $113.9 million in 1998) will offset a decrease in retail construction.

    Local economists concur that Colorado's economic expansion of the early 1990's is decelerating and that in 1998 the state will transition from a period of relative boom to a period of more normal growth. One possible danger sign is the growth of business failures in Colorado. Dun & Bradstreet reports that failures rose 51.5% in 1996, compared to a 1% rise nationwide. (Colorado National Bank's 1998 Economic Forecast) Colorado is sensitive to the national business cycle and Colorado's growth may be far lower than forecast to the extent it is affected by that cycle.

SPECIAL FACTORS AFFECTING THE GEORGIA MUNICIPAL SERIES


    Since 1973 the long-term debt obligations of the State of Georgia have been issued in the form of general obligation debt. Prior to 1973 all of the State's long-term obligations were issued by ten separate State authorities and secured by lease rental agreements between the authorities and various State departments and agencies. Currently, Moody's rates Georgia general obligation bonds Aaa; S&P rates such bonds AAA and Fitch rates such bonds AAA. There can be no assurance that the economic and political conditions on which these ratings are based will continue or that particular obligation issues may not be adversely affected by changes in economic, political or other conditions that do not affect the above ratings.

    In addition to general obligation debt, the Georgia Constitution permits the issuance by the State of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under all contracts then in force to which the provisions of the second paragraph of Article IX, Section VI, Paragraph I(a) of the Georgia Constitution of 1976 (supplanted by the Constitution of 1983) are applicable, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of August 1997, the State's highest total annual commitment in any current or subsequent fiscal year equaled 5.39% of fiscal year 1997 estimated receipts.


    The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the state treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

    The obligations held from time-to-time in the Georgia Series will, under present law, have a very high likelihood of having been validated and confirmed in a judicial proceeding prior to issuance. The legal effect of a validation in Georgia is to render incontestable the validity of the pertinent obligations and the security therefor. Certain obligations of certain governmental entities in the State are not required to be validated and confirmed; however, the percentage of such non-validated obligations would be very low in relation to all outstanding municipal obligations issued within the State.


    The State operates on a fiscal year beginning July 1 and ending June 30. For example, "fiscal 1997" refers to the year ended June 30, 1997.

    Based on data issued by the State of Georgia for the fiscal year 1997, income tax receipts and sales tax receipts of the State for fiscal year 1997 comprised approximately 46.0% and 36.4%, respectively of the State tax receipts. Further, such data shows that total State Treasury Receipts for fiscal 1997 ($11,905,916,973) increased by approximately 6.6% over such State Treasury Receipts in fiscal 1996. As of August 1997, the State estimates Tax Receipts for 1998 at $11,777,598,880.

    The average annual unemployment rate of the civilian labor force in the State for May 1997 was 4.4% according to preliminary data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area comprised of Georgia and its five bordering states and which accounts for approximately 42% of the State's population, has for some time enjoyed a lower rate of unemployment than the State considered as a whole. In descending order, services, wholesale and retail trade, manufacturing, government and transportation comprise the largest sources of employment within the State.


    Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the Georgia Series, including national, social, environmental, economic and political policies and conditions, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Series and the impact thereof on the ability of such issuers to meet payment obligations.

    The sources of the information are the official statements of issuers located in Georgia, other publicly available documents and oral statements from various Federal and State agencies.

SPECIAL FACTORS AFFECTING THE LOUISIANA MUNICIPAL SERIES

    Under Louisiana law, certain bonds and obligations constitute general obligations of the State of Louisiana or are backed by the full faith and credit of the State of Louisiana, and certain bonds and obligations do not or are not. The Louisiana Municipal Series invests in both types of obligations.

    The Bond Security and Redemption Fund of the State of Louisiana secures all general obligation bonds of the State of Louisiana issued pursuant to Article VII, Sections 6(A) and 6(B) of the constitution of Louisiana and those bonds issued by State agencies or instrumentalities which are backed by the State's full faith and credit, PARI PASSU. With certain exceptions, all money deposited in the State Treasury is credited to the Bond Security and Redemption Fund. In each fiscal year, an amount sufficient to pay all of the State's current obligations which are secured by its full faith and credit is allocated from the Bond Security and Redemption Fund. After such allocation, with certain exceptions, any money remaining in the Bond Security and Redemption Fund is credited to the State General Fund.

    Any bonds issued by the State of Louisiana other than general obligation bonds, or any bonds issued by the State of Louisiana or any other issuer that are not backed by the full faith and credit of the State of Louisiana are not entitled to the benefits of the Bond Security and Redemption Fund.

    The legislature has limited its ability to authorize certain debt and the State Bond Commission's ability to issue certain bonds. The legislature may not authorize general obligation bonds or other general obligations secured by the full faith and credit of the State if the amount of authorized but unissued debt plus the amount of outstanding debt exceeds twice the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such authorization. This debt limitation is not applicable to or shall not include the authorization of refunding bonds secured by the full faith and credit of the State, to authorized or outstanding bond anticipation notes, or to the issuance of revenue anticipation notes. Bond anticipation notes are issued in anticipation of the sale of duly authorized bonds or to fund capital improvements. The State Bond Commission may not issue general obligation bonds or other general obligations secured by the full faith and credit of the State at any time when the highest annual debt service requirement for the current or any subsequent fiscal years for such debt, including the debt service on such bonds or other obligations then proposed to be sold by the State Bond Commission, exceeds 10% of the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such issuance. This debt limitation is not applicable to the issuance or sale by the State Bond Commission of refunding bonds secured by the full faith and credit of the State of Louisiana or to bond anticipation notes.

    A new limitation on State borrowing has been established as a result of a constitutional amendment passed by the voters of Louisiana in October 1993. As a result of the amendment, the State Bond Commission may not approve the issuance of general obligation bonds secured by the full faith and credit of the State, or bonds secured by self-support revenues which in the first instance may not be sufficient to pay debt service and will then draw on the full faith and credit of the State, if the debt service requirement exceeds a specified percent of the estimate of money to be received by the State general fund and dedicated funds for each respective fiscal year as contained in the official forecast adopted by the Revenue Estimating Conference at its first meeting at the beginning of each fiscal year. The percentages are set on a graduated scale, beginning with 13.1% for the 1993-1994 fiscal year and descending to 6.0% for the 2003-2004 fiscal year and thereafter. The intent of the amendment is to reduce State borrowing over time so that there is some limit put on the debt service portion of the State budget.

    The State Bond Commission may also issue and sell revenue anticipation notes to avoid temporary cash flow deficits. These notes are payable from anticipated cash, as reflected in the most recent official forecast of the Revenue Estimating Conference. Unless issued in accordance with the provisions of
Article VIII, Section 6(A) of the State Constitution, the notes do not constitute a full faith and credit obligation of the State.

    The foregoing limitations on indebtedness imposed upon the legislature and the State Bond Commission do not apply to obligations that are not general obligations of the State of Louisiana or that are not backed by the full faith and credit of the State of Louisiana.

    Although the manner in which the Bond Security and Redemption Fund operates is intended to adequately fund all obligations that are general obligations of the State, or that are secured by the full faith and credit of the State, there can be no assurance that particular bond issues will not be adversely affected by expected budget gaps.


    Since 1993, the State of Louisiana has experienced recurring budget surpluses which have been applied to the reduction of outstanding debts. These surplus funds, under current laws, are used to retire existing debt. The Louisiana Commissioner of Administration has announced an estimated surplus for the 1996-97 fiscal year of between $80 and $300 million. This would be the fifth consecutive year of budget surplus.



    A statewide referendum on the continued legality of video poker, riverboat gambling, and land based gaming resulted in a continuation of all three forms of gaming near the major urban areas of Louisiana (Shreveport, Lake Charles, Baton Rouge, New Orleans, as well as Indian casino gaming near Lafayette). The Harrah's Casino in New Orleans continued to be in a Chapter 11 bankruptcy which could be resolved by a resumption of construction and the payment of $100 million per year to the State of Louisiana or by the liquidation of its assets by the bankruptcy court.


    The continuation of general fund surpluses does not assure the revenues for bonds not entitled to the full faith and credit of the State and that, therefore, are not secured by the Bond Security and Redemption Fund. Examples of these bonds include general obligation parish bond issues, revenue bonds issued by the State of Louisiana or a parish or other political subdivision or agency, and industrial development bonds. Revenue bonds are payable only from revenues derived from a specific facility or revenue source. Industrial development bonds are generally secured solely by the revenues served from payments made by the industrial users. With respect to bonds issued by local political subdivisions or agencies, because the 64 parishes within the State of Louisiana are subject to their own revenue and expenditure problems, current and long-term adverse developments affecting their revenue sources and their general economy may have a detrimental impact on such bonds. Similarly, adverse developments affecting Louisiana's state and local economy could have a detrimental impact on revenue bonds and industrial development bonds.


    Louisiana gained 24,700 jobs from October 1996 to October 1997. The 1.34% rate of job growth produced a decline in the statewide unemployment rate to 5.7%. The continued growth of the Louisiana economy, as well as the growth of tax collections due to offshore oil exploration and gaming revenues, allowed the State, effective July 1, 1997, to repeal one penny of the four penny temporary sales taxes originally enacted in 1986. Even with this reduction in the sales tax rate, a budgetary surplus still appears very possible.

    The expansion of deep water offshore oil exploration activity has led to shortages of skilled labor for the petrochemical services, shipbuilding, oil rig construction, and boat repair yard industries throughout south Louisiana. Layoffs by garment makers and employment downsizing caused by acquisitions of major firms headquartered in Louisiana are offsetting some of the job gains caused by the petrochemical expansion. Compared to the 4.7% national unemployment rate, there is still sufficient unemployed labor force in Louisiana to allow for continued orderly growth in employment.


SPECIAL FACTORS AFFECTING THE MARYLAND MUNICIPAL SERIES


    Some of the significant financial considerations relating to the investments of the Maryland Series are summarized below. This information is derived principally from official statements released on or before July 30, 1997, relating to issues of State of Maryland general obligations and does not purport to be a complete description.

    The State's total expenditures for the fiscal years ending June 30, 1994, June 30, 1995 and June 30, 1996 were $12.351 billion, $13.528 billion and $14.169 billion, respectively. As of July 30, 1997, it was estimated that total expenditures for fiscal year 1997 would be $15.221 billion. The State's General Fund, the Fund from which all general costs of state government are paid and to which taxes and other revenues not specifically directed by law to be deposited in separate funds are recorded and which represents approximately 50%-55% of each year's total budget, had an unreserved surplus on a budgetary basis of $60 million in fiscal year 1994, an unreserved surplus of $133 million in fiscal year 1995 and an unreserved surplus of $13.1 million (of which $3.1 million was designated for fiscal 1997 operations) in fiscal year 1996. As of July 30, 1997, the unreserved surplus in fiscal year 1997 was estimated to be $144.5 million. The State Constitution mandates a balanced budget.

    In April 1997, the General Assembly approved the $15.438 billion 1998 fiscal year budget (the "1998 Budget"). The 1998 Budget includes $3.1 billion in aid to local governments (reflecting a $200 million increase over fiscal 1997) and incorporates the first year of a five-year phase-in of a 10% reduction in personal income taxes estimated to reduce revenues by $450 million when fully phased in. Based on the 1998 Budget, as of July 30, 1997, the State estimated that the general fund surplus on a budgetary basis at June 30, 1998 will be approximately $27.9 million. The State also maintains a Revenue Stabilization Account in its Reserve Fund to retain State revenues for future needs and to reduce the need for future tax increases. As of July 30, 1997, the State estimated that the balance in the Revenue Stabilization Account would be approximately $554 million at June 30, 1998.


    The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.


    According to recent available ratings, general obligation bonds of the State of Maryland are rated "Aaa" by Moody's and "AAA" by S&P, as are those of the largest county of the State, i.e., Montgomery County in the suburbs of Washington, D.C. General obligation bonds of Baltimore County, a separate political entity surrounding Baltimore City and the third largest county in the State, are also rated "Aaa" (provisional) by Moody's and "AAA" by S&P. General obligation bonds of Prince George's County, the second largest county, which is also in the suburbs of Washington, D.C., are rated "Aa3" by Moody's and "AA-" by S&P. The general obligation bonds of those other counties of the State with populations in excess of 100,000 that are rated by Moody's carry an "A" rating or better. Baltimore City's general obligation bonds are rated "A1" by Moody's and "A" by S&P. The Washington Suburban Sanitary District, a bi-county agency providing water and sewage services in Montgomery and Prince George's Counties, issues general obligation bonds rated "Aa1" by Moody's and "AA" by S&P.


    While the ratings and other factors mentioned above indicate that Maryland and its principal subdivisions and agencies, overall, are in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions.

SPECIAL FACTORS AFFECTING THE MASSACHUSETTS MUNICIPAL SERIES

    The Commonwealth of Massachusetts and certain of its cities, towns, counties and other political subdivisions have at certain times in the past experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of certain Massachusetts governmental entities may impair the ability of the issuers of some Massachusetts Municipal Obligations to maintain debt service on their obligations.


    Total  expenditures  and other uses for fiscal  1992  totaled  approximately
$13.914 billion and total revenues and other sources totaled approximately $14.226 billion. Overall, the budgeted operating funds ended fiscal 1992 with an excess of revenues and other sources over expenditures and other uses of $312 million, and with positive fund balances of approximately $549 million. Total expenditures and other uses for fiscal 1993 totaled approximately $15.193 billion and total revenues and other sources totaled approximately $15.206 billion. Overall, the budgeted operating funds ended fiscal 1993 with an excess of revenues and other sources over expenditures and other uses of $13 million, and with positive fund balances of approximately $563 million. Total expenditures and other uses for fiscal 1994 totaled approximately $15.952 billion and total revenues and other sources totaled approximately $15.979 billion, resulting in an excess of revenues and other sources over expenditures and other uses of $27 million and in positive fund balances of approximately
$589 million. Total expenditures and other uses for fiscal 1995 totaled approximately $16.794 billion and total revenues and other sources totaled approximately $16.931 billion. Overall, the budgeted operating funds ended fiscal 1995 with an excess of revenues and other sources over expenditures and other uses of $137 million, and with positive fund balances of approximately
$726 million. Total expenditures and other uses for fiscal 1996 totaled approximately $17.925 billion and total revenues and other sources totaled approximately $18.371 billion. Overall, the budgeted operating funds ended fiscal 1996 with an excess of revenues and other sources over expenditures and other uses of $446 million, and with positive fund balances of approximately
$1.172 billion. Total expenditures and other uses for fiscal 1997 totaled approximately $18.389 billion and total revenues and other sources totaled approximately $18.571 billion. The budgeted operating funds ended fiscal 1997 with an excess of revenues and other sources over expenditures and other uses of $182 million, and with positive fund balances (after the transfer of approximately $161 million to capital improvements) of approximately $1.194 billion.

    The fiscal 1998 budget is based on estimated total revenues and other sources of approximately $18.691 billion. Total expenditures and other uses for fiscal 1998 are currently estimated at approximately $18.915. The fiscal 1998 budget proposes that the $224 million difference between estimated revenues and other sources and expenditures and other uses be provided for by application of the beginning fund balances for fiscal 1998, to produce estimated ending fund balances for fiscal 1998 of approximately $970 million. The fiscal 1998 budget is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.


    In Massachusetts, the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required those cities and towns with property tax levies in excess of 2 1/2% of the full and fair cash value of their taxable real estate and personal property to reduce their levies to the 2 1/2% level. It also limited each year's increase in the tax levy for all cities and towns to 2 1/2% of the prior year's maximum levy, with an exception for certain property added to the tax rolls and for certain substantial valuation increases other than as part of a general reevaluation.


    The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in fiscal 1993, fiscal 1994, fiscal 1995, fiscal 1996 and fiscal 1997 and is expected to increase again in fiscal 1998.


    Limitations on state tax revenues have been established by legislation approved by the Governor on October 23, 1986 and by an initiative petition approved by the voters on November 4, 1986. The two measures are inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition, unlike its legislative counterpart, contains no exclusion for debt service on Commonwealth bonds and notes. Under both measures, excess revenues are returned to taxpayers in the form of lower taxes. It is not yet clear how differences between the two measures will be resolved. State tax revenues in fiscal 1987 did exceed the tax limit imposed by the initiative petition by an estimated $29.2 million. This amount was returned to the taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. State tax revenues since fiscal 1988, have not exceeded the limit imposed by either the initiative petition or the legislative enactment.


    The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principles (GAAP) as defined by the Government Accounting Standards Board. GAAP basis financial statements indicate that the Commonwealth ended fiscal 1992, 1993 and 1994 with fund deficits of approximately $397.4 million, $184.1 million and $72 million, respectively. GAAP basis financial statements for fiscal 1995 indicate that the Commonwealth ended such year with a fund equity of $287.4 million. GAAP basis financial statements for fiscal 1996 indicate that the Commonwealth ended such year with a fund equity of $709.2 million.


SPECIAL FACTORS AFFECTING THE MICHIGAN MUNICIPAL SERIES

    The principal sectors of Michigan's diversified economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing; however, such manufacturing continues to be an important part of the State's economy. These particular industries are highly cyclical and in the period 1995-96 operated at somewhat less than full capacity but at higher levels than in the immediate prior years. The cyclical nature of these industries and the Michigan economy can adversely affect the revenue streams of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.


    The Michigan State General Fund balances for the 1989-90 and 1990-91 fiscal years were negative $310 million and $169.4 million, respectively. This negative balance had been eliminated as of the end of fiscal year 1991-92, which ended September 30, 1992. General Fund surplus at the end of fiscal years 1992-93 through 1995-96 was transferred, as required by statute, to the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"). A General Fund surplus for fiscal year 1996-97, which ended September 30, 1997, is expected to result in a preliminary unreserved BSF balance at September 30, 1997 of $1.1754 billion. The State's Annual Financial report for fiscal years ending September 30 is generally available at the end of March of the following year.


    Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal ("Proposal A") and constitutional amendment which was approved by voters on March 15, 1994. Under Proposal A as approved, the State sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increased for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.

    Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.


    In July, 1997, the Michigan Supreme Court issued a decision in cases filed by many of Michigan's local school districts against the State regarding the manner in which the State disburses funds to school districts for special education and special education transportation, bilingual education, driver education and school lunch programs, including a case captioned Donald Durant, et al. v. State of Michigan. The court held that money damages estimated at $212 million are owed to 84 school districts and legislation has been proposed to pay that amount from the BSF. Approximately 400 other local school districts have asserted claims similar to Durant against the State. It is not known at this time what action will be taken concerning those claims.


    Currently, the State's general obligation bonds are rated Aa by Moody's and AA by S&P. Moody's upgraded its rating from A1 to Aa in July 1995. To the extent that the portfolio of Michigan obligations is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such

Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

SPECIAL FACTORS AFFECTING THE MINNESOTA MUNICIPAL SERIES

    The information set forth below is derived from official statements prepared in connection with the issuance of obligations of the State of Minnesota and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State of Minnesota. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Municipal Series, and does not purport to be a complete description.

    The State of Minnesota has experienced certain budgeting and financial problems since 1980.

    In February 1992 the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at negative $569 million. The balance at June 30, 1995, was projected at negative $1.75 billion.

    The 1992 Legislature reduced expenditures by $262 million for the biennium ending June 30, 1993, enacted revenue measures expected to increase revenue by $149 million, and reduced the budget reserve by $160 million to $240 million.

    After the Legislature adjourned in April 1992, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at $2.4 million, and projected the balance at June 30, 1995, at negative $837 million. A November 1992 forecast estimated the balance at June 30, 1993, at positive $217 million and projected the balance at June 30, 1995, at negative $769 million.

    A March 1993 forecast projected an Accounting General Fund balance at June 30, 1995, at negative $163 million out of a budget for the biennium of approximately $16.7 billion, and estimated a balance at June 30, 1997, at negative $1.6 billion out of a budget of approximately $18.7 billion.

    The 1993 Legislature authorized $16.519 billion in spending for the 1993-1995 biennium, an increase of 13.0 percent from 1991-1993 expenditures. Resources for the 1993-1995 biennium were projected to be $16.895 billion, including $657 million carried forward from the previous biennium. The $16.238 billion in projected non-dedicated and dedicated revenues was 10.3 percent greater than in the previous biennium and included $175 million from revenue measures enacted by the 1993 Legislature. The Legislature increased the health care provider tax to raise $79 million, transferred $39 million into the Accounting General Fund and improved collection of accounts receivable to generate $41 million.

    After the Legislature adjourned in May 1993, the Commissioner of Finance estimated that at June 30, 1995, the Accounting General Fund balance would be $16 million and the budget reserve, as approved by the 1993 Legislature, would be $360 million. The Accounting General Fund balance at June 30, 1993 was $463 million.

    The Commissioner of Finance, in a November 1993 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $430 million, due to projected increases in revenues and reductions in expenditures, and the balance at June 30, 1997, at $389 million. The Commissioner recommended that the budget reserve be increased to $500 million. He estimated that if current laws and policies continued unchanged, revenue would grow 7.7 percent and expenditures
6.0 percent in the 1995-1997 biennium.

    A March 1994 forecast projected an Accounting General Fund balance at June 30, 1995, at $623 million, principally due to a projected $235 million increase in revenues to $16.6 billion for the biennium. The balance at June 30, 1997, was estimated to be $247 million.

    The 1994 Legislature provided for a $500 million budget reserve; appropriated to school districts $172 million to allow the districts, for purposes of state aid calculations, to reduce the portion of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes; increased expenditures $184 million; and increased expected revenues $4 million.

    Of the $184 million in increased expenditures, criminal justice initiatives totaled $45 million, elementary and higher education $31 million, environment and flood relief $18 million, property tax relief $55 million, and transit $11 million. A six-year strategic capital budget plan was adopted with $450 million in projects financed by bonds supported by the Accounting General Fund. Other expenditure increases totaled $16.5 million.

    Included in the expected revenue increase of $4 million were conformity with federal tax changes to increase revenues $27.5 million, a sales tax phasedown on replacement capital equipment and miscellaneous sales tax exemptions decreasing revenues $17.3 million, and other measures decreasing revenues $6.2 million.

    After the Legislature adjourned in May 1994, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1995, at $130 million.

    The Commissioner of Finance, in a November 1994 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $268 million, due to projected increases in revenues and decreases in expenditures, and the balance at June 30, 1997, at $190 million.

    A February 1995 forecast projected an Accounting General Fund balance at June 30, 1995, at $383 million, due to a $93.5 million increase in projected revenues and a $21.0 million decrease in expenditures. The balance at June 30, 1997, was projected at $250 million.

    The 1995 Legislature authorized $18.220 billion in spending for the 1995-1997 biennium, an increase of $1.395 billion, or 8.3 percent, from 1993-1995 expenditures. Resources for the 1995-1997 biennium were projected to be $18.774 billion, including $921 million carried forward from the previous biennium.

    The Legislature authorized 7.1 percent more spending for elementary and secondary education in the 1995-1997 biennium than in 1993-1995, 0.9 percent more in local government aids, 14.2 percent more for health and human services,
2.3 percent more for higher education, and 25.1 percent more for corrections. The Legislature set the budget reserve at $350 million and established a supplementary reserve of $204 million in view of predicted federal cutbacks.

    After the Legislature adjourned in May 1995, the Commissioner of Finance estimated that at June 30, 1997, the Accounting General Fund balance would be zero. The Accounting General Fund Balance at June 30, 1995, was $481 million.

    The Commissioner of Finance, in a November 1995 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $824 million, due to a $490 million increase in revenues from those projected in May 1995, a $199 million reduction in projected expenditures, and a $135 million increase in the amount carried forward from the 1993-1995 biennium. An improved national economic outlook increased projected net sales tax revenue $257 million and reduced projected human services expenditures $231 million. The Commissioner estimated the Accounting General Fund balance at June 30, 1999, at negative $28 million.


    Only $15 million of the $824 million projected 1995-1997 surplus was available for spending. The statutes require that an additional $15 million be placed in the supplementary budget reserve, and an additional $794 million must be appropriated to school districts to allow the districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes.

    A February 1996 forecast projected an Accounting General Fund balance at June 30, 1997, at $873 million, due to a $104 million increase in projected revenues, a $19 million increase in expenditures, and a $36 million reduction in the June 30, 1995, ending balance. The amount available for spending increased from $15 million to $64 million.


    In February 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $54 million.

    The 1996 Legislature reduced the State of Minnesota's commitment to eliminate the so-called school recognition shift. The 1995 Legislature had voted to allow school districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes. The 1996 Legislature raised the percentage for the 1995-1997 biennium from zero to 7 percent, saving the State $116 million.

    The 1996 Legislature increased expenditures $130 million, including $37 million for elementary education and youth development; $14 million for higher education; $17 million for health systems and human services reforms; $16 million for
public  safety  and  criminal  justice;   and  36  million  for  transportation,
environment and technology. The Legislature also approved $614 million in capital projects to be funded by general obligation bonds and appropriations and increased expected revenues $5 million.

    After the Legislature adjourned in April 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1997, at $1 million. The Accounting General Fund balance at June 30, 1996, was $445 million.

    The Commissioner of Finance, in a November 1996 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $793 million, due to a $646 million increase in revenues from those projected in April 1996, a $209 million reduction in expenditures, and $63 million in other changes. The longest period of national economic growth since World War II, through mid-1999, was forecast. Individual income taxes were forecast to be $427 million more than projected in April 1996, and sales taxes $81 million more. Of the $209 million reduction in forecast expenditures, $199 million were health and human services expenditures.

    Existing statutes require the first $114 million of the forecast balance to be dedicated to a new education aid reserve for use in the 1997-1999 biennium. Another $157 million must be used to increase from 85 to 90 percent the portion of state aid to school districts that is paid in the fiscal year during which the districts become entitled to the aid.

    In November 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $1.4 billion.

    A February 1997 forecast projected an Accounting General Fund balance at June 30, 1997 at $866 million (after taking into account the $114 million and $157 million items referred to above), due to a $236 million increase in projected revenues and a $108 million decrease in expenditures. The balance at June 30, 1999 was projected at $1.7 billion.

    The 1997 Legislature, in a regular session and June and August special sessions, authorized $20.924 billion in spending for the 1997-1999 biennium, an increase of $2.231 billion, or 11.8 percent, from 1995-1997 expenditures. Resources for the 1997-1999 biennium were projected to be $21.946 billion, including $1.630 billion carried forward from the previous biennium.

    The Legislature authorized 14.8 percent more spending for elementary and secondary education spending in the 1997-1999 biennium than in 1995-1997, 17.6 percent more for health and human services, 12.5 percent more in local government aids, 10.7 percent more for higher education, and 0.3 percent more for all other expenditures. The Legislature set the General Fund budget reserve at $522 million. The cash flow account was set at $350 million, and a property tax reform reserve account of $46 million was created for future restructuring of the property tax system. Other reserves totaled $72 million.

    After the Legislature adjourned its second special session in August 1997, the Commissioner of Finance estimated that at June 30, 1999, the Accounting General Fund balance would be positive $32 million. The Accounting General Fund balance at June 30, 1997 was an estimated $861 million.

    The Commissioner of Finance, in a November 1997 forecast, estimated the Accounting General Fund balance at June 30, 1999, at $1.360 billion, $1.328 billion more than estimated after the 1997 legislature adjourned, due to a $729 million increase in projected revenues, a $256 million reduction in projected expenditures, $21 million increase in dedicated reserves, and a $364 million increase in the projected amount carried forward from the 1995-1997 biennium. Higher than anticipated individual income tax payments were the major source of $272 million in additional revenues in the first half of 1997, and human services savings were the principal source of $92 million in reduced expenditures. The Commissioner estimated the Accounting General Fund balance at June 30, 2001 at $1.284 billion.

    Only $453 million of the $1.360 billion projected 1997-1999 surplus was available for spending. The statutes allocate the first $81 million of the forecast balance to fund K-12 education tax credits and deductions enacted in 1997. Sixty percent of the remainder plus interest, $826 million, is added to a property tax reform account.

    The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Municipal Series are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

    At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990's by over capacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of state aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Municipal Series, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

    Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Municipal Series might be adversely affected, and the value of the shares of the Minnesota Municipal Series might also be adversely affected.

    The State's bond ratings in July 1997 were Aaa by Moody's and AAA by S&P. Economic difficulties and the resultant impact on State and local government finances may adversely affect the market value of obligations in the portfolio of the Minnesota Municipal Series or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

SPECIAL FACTORS AFFECTING THE MISSOURI MUNICIPAL SERIES

    INDUSTRY AND EMPLOYMENT. While Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distribution, the national economic recession of the early 1980's had a disproportionately adverse impact on the economy of Missouri. During the 1970's, Missouri characteristically had a pattern of unemployment levels well below the national averages. However, since the 1980 to 1983 recession periods Missouri unemployment levels generally approximated or slightly exceeded the national average. A return to a pattern of high unemployment could adversely affect the Missouri debt obligations acquired by the Fund and, consequently, the value of the shares in the Fund.

    The Missouri portions of the St. Louis and Kansas City metropolitan areas contain approximately 1,945,813 and 1,016,475 residents, respectively, constituting over fifty percent of Missouri's 1995 population census of approximately 5,339,041. St. Louis is an important site for banking and manufacturing activity, as well as a distribution and transportation center, with nine Fortune 500 industrial companies (as well as other major educational, financial, insurance, retail, wholesale and transportation companies and institutions) headquartered there. Kansas City is a major agribusiness center and an important center for finance and industry. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring in other states. To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State of Missouri.

    Defense related business plays an important role in Missouri's economy. There are a large number of civilians employed at the various military installations and training bases in the State and recent action of the Defense Base Closure and Realignment Commission will result in the loss of a substantial number of civilian jobs in the St. Louis Metropolitan area. Further, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. The contractor receiving the second largest dollar volume of defense contracts in the United States in 1995 was

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McDonnell  Douglas  Corporation.  McDonnell  Douglas  Corporation is the State's
largest  employer,   currently  employing   approximately  20,000  employees  in
Missouri. Recent changes in the levels of military appropriations and the cancellation of the A-12 program have affected McDonnell Douglas Corporation in Missouri and over the last four years it has reduced its Missouri work force by approximately 30%. There can be no assurances there will not be further changes in the levels of military appropriations, and, to the extent that further changes in military appropriations are enacted by the United States Congress, Missouri could be disproportionately affected. On August 1, 1997, McDonnell Douglas Corporation became a wholly-owned subsidiary of The Boeing Company. It is impossible to determine what effect, if any, this acquisition will have on the operations of McDonnell Douglas Corporation. However, any shift or loss of production operations now conducted in Missouri would have a negative impact on the economy of the state and particularly on the economy of the St. Louis metropolitan area.

    Desegregation lawsuits in St. Louis and Kansas City continue to require significant levels of state funding and are sources of uncertainty; litigation continues on many issues, court orders are unpredictable, and school district spending patterns have proven difficult to predict. A recent Supreme Court decision favorable to the State may decrease the level of State funding required in the future, but the impact of this decision is uncertain. The State paid $282 million for desegregation costs in fiscal 1994, $315 million for fiscal 1995 and $274 million in fiscal 1996. This expense accounts for close to 7% of total state General Revenue Fund spending in fiscal 1994 and 1995 and close to 5% in fiscal 1996.


    REVENUE AND LIMITATIONS THEREON. Article X, Sections 16-24 of the Constitution of Missouri (the "Hancock Amendment"), imposes limitations on the amount of State taxes which may be imposed by the General Assembly of Missouri (the "general Assembly") as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, countries, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.

    The State limit on taxes is tied to total State revenues for fiscal year 1980-81, as defined in the Hancock Amendment, adjusted annually in accordance with the formula set forth in the amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, if the total State revenues exceed the State revenue limit imposed by
Section 18 of Article X by more than one percent, the State is required to refund the excess. The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the voters and authorized by the Missouri Constitution. The revenue limit also can be exceeded by a constitutional amendment authorizing new or increased taxes or revenues adopted by the voters of the State of Missouri.

    The Hancock Amendment also limits new taxes, licenses and fees and increases in taxes, licenses and fees by local governmental units in Missouri. It prohibits counties and other political subdivisions (essentially all local governmental units) from levying new taxes, licenses and fees or increasing the current levy of an existing tax, license or fee without the approval of the required majority of the qualified voters of that county or other political subdivision voting thereon.

    When a local governmental unit's tax base with respect to certain fees or taxes is broadened, the Hancock Amendment requires the tax levy or fees to be reduced to yield the same estimated gross revenue as on the prior base. It also effectively limits any percentage increase in property tax revenues to the percentage increase in the general price level (plus the value of new construction and improvements), even if the assessed valuation of property in the local governmental unit, excluding the value of new construction and improvements, increases at a rate exceeding the increase in the general price level.

SPECIAL FACTORS AFFECTING THE NEW YORK MUNICIPAL SERIES

    The following information is a summary of special factors affecting the New York Municipal Series. It does not purport to be a complete description and is based on information from official statements relating to securities offerings of New York issuers and, with respect to information about credit ratings, from newspaper reports.


GENERAL

    New York (the "State") is among the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location, air transport facilities and natural harbors have made it an important link in international commerce. Travel and


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

tourism constitute an important part of the economy. The State has a declining proportion of its workforce engaged in manufacturing and an increasing proportion engaged in service industries. This transition reflects a national trend.

    The State has historically been one of the wealthiest states in the nation. The State economy has grown more slowly than that of the nation as a whole, resulting in the gradual erosion of its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. New York City (the "City") has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

    Although  industry  and  commerce  are  broadly  spread  across  the  State, particular activities are concentrated in the following areas: Westchester County -- headquarters for several major corporations; Buffalo -- diverse manufacturing base; Rochester -- manufacture of photographic and optical equipment; Syracuse and Utica-Rome area -- production of machinery and transportation equipment; Albany-Troy-Schenectady -- government and education center and production of electrical products; Binghamton -- original site of the International Business Machines Corporation and continued concentration of employment in computer and other high technology manufacturing; and New York City -- headquarters for the nation's securities business and for a major portion of the nation's major commercial banks, diversified financial institutions and life insurance companies. In addition, the City houses the home offices of major radio and television broadcasting networks, many national magazines and a substantial portion of the nation's book publishers. The City also retains leadership in the design and manufacture of men's and women's apparel and is traditionally a tourist destination.

ECONOMIC OUTLOOK

    The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. The state financial plan is based upon forecasts of national and State economic activity. Economic forecasts have at times failed to predict precisely the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal financial and monetary policies, the availability of credit, the level of interest rates, and the condition of the world economy. All these could have an adverse effect on the State. There can be no assurance that the State's economy will not experience financial results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

    The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with approximately 14 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense, and banking industries. Government downsizing has also moderated these job gains.

    DOB forecasts that national economic growth will be quite strong in the first half of calendar 1997, but will moderate considerably as the year progresses. The overall growth rate of the national economy for calendar year 1997 is expected to be practically identical to the consensus forecast of a widely followed survey of national economic forecasters. Growth in real Gross Domestic Product for 1997 is projected to be 3.6 percent, with an anticipated decline in net exports and continued restraint in Federal spending more than offset by increases in consumption and investment. Inflation, as measured by the Consumer Price Index, is projected to remain subdued at about 2.6 percent due to improved productivity and foreign competition. Personal income and wages are projected to increase by 6.0 percent and 6.7 percent respectively.

    The State economic forecast projects steady growth continuing through the end of 1997. Personal income is projected to increase by 6.1 percent in 1997 and
4.5 percent in 1998, reflecting robust projected wage growth fueled in part by financial sector bonus payments. The forecast continues to project employment increases of 1.4 percent in 1997 and 1.0 percent in 1998.

    The forecast of the State's economy shows moderate expansion during the first half of calendar 1997 with the trend continuing through the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be moderated by tight fiscal constraints on the health care and social services industries. On an average annual


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


basis, employment growth in the State is expected to be up substantially from the 1996 rate. Personal income is expected to record moderate gains in 1997. Bonus payments in the securities industry are expected to increase further from last year's record level.

    The State has for many years had a very high State and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems, other social services and recreational facilities. Despite these benefits, the burden of State and local taxation, in combination with the many other causes of regional economic dislocation, may have contributed to the decision of some businesses and individuals to relocate outside, or not locate within, the State.

    To stimulate the State's economic growth, the State has developed programs, including the provision of direct financial assistance, designed to assist businesses to expand existing operations located within the State and to attract new businesses to the State.

    In addition, the State has provided various tax incentives to encourage business relocation and expansion. These programs include direct tax abatements from local property taxes for new facilities (subject to locality approval) and investment tax credits that are applied against the State corporation franchise tax. Furthermore, legislation passed in 1986 authorizes the creation of up to 40 "economic development zones" in economically distressed regions of the State. Businesses in these zones are provided a variety of tax and other incentives to create jobs and make investments in the zones.

STATE FINANCIAL PLAN

    The State Constitution requires the Governor to submit to the legislature a balanced executive budget which contains a complete plan of expenditures (the "State Financial Plan") for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. A final budget must be approved before the statutory deadline of April 1. The State Financial Plan is updated quarterly pursuant to law.

    The State's fiscal year, which commenced on April 1, 1997, and ends on March 31, 1998, is referred to herein as the State's 1997-98 fiscal year.

    The State's current fiscal year commenced on April 1, 1997, and ends on March 31, 1998, and is referred to herein as the State's 1997-98 fiscal year. The State's budget for the 1997-98 fiscal year was adopted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for State-supported debt service. The State Financial Plan for the 1997-98 fiscal year was formulated on August 11, 1997 and is based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year. The 1997-98 State Financial Plan is expected to be updated in October and January.

    The adopted 1997-98 budget projects an increase in General Fund disbursements of $1.7 billion or 5.2 percent over 1996-97 levels. The average annual growth rate over the last three fiscal years is approximately 1.2 percent. State Funds disbursements (excluding federal grants) are projected to increase by 5.4 percent from the 1996-97 fiscal year. All Governmental Funds projected disbursements increase by 7.0 percent over the 1996-97 fiscal year.

    The 1997-98 State Financial Plan is projected to be balanced on a cash basis. The Financial Plan projections include a reserve for future needs of $530 million. As compared to the Governor's Executive Budget as amended in February 1997, the State's adopted budget for 1997-98 increases General Fund spending by $1.7 billion, primarily from increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-98 fiscal year, increased resources produced in the 1996-97 fiscal year that will be utilized in 1997-98, reestimates of social service, fringe benefit and other spending, and certain non-recurring resources. Total non-recurring resources included in the 1997-98 Financial Plan are projected by DOB to be $270 million, or 0.7 percent of total General Fund receipts.

    The 1997-98 adopted budget includes multi-year tax reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. These reductions are intended to reduce the overall level of State and local taxes in New York and to improve the State's competitive position vis-a-vis other states. The various elements of the State and local tax and assessment reductions have little or no impact on the 1997-98 Financial Plan, and do not begin to materially affect the outyear projections until the State's 1999-2000 fiscal year. The adopted 1997-98 budget


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

also makes significant investments in education, and proposes a new $2.4 billion general obligation bond proposal for school facilities to be submitted to the voters in November 1997.

    The 1997-98 Financial Plan also includes: a projected General Fund reserve of $530 million; a projected balance of $332 million in the Tax Stabilization Reserve Fund; and a projected $65 million balance in the Contingency Reserve Fund.

    The projections do not include any subsequent actions that the Governor may take to exercise his line-item veto (or vetoing any companion legislation) before signing the 1997-98 budget appropriation bills into law. Under the Constitution, the Governor may veto any additions to the Executive Budget within 10 days after the submission of appropriation bills for his approval. If the Governor were to take such action, the resulting impact on the Financial Plan would be positive.

    The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The Division of Budget believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable.

GOVERNMENT FUNDS

    The four governmental fund types that comprise the State Financial Plan are the General Fund, the Special Revenue Funds, the Capital Project Funds, and the Debt Service Funds.

GENERAL FUND RECEIPTS

    Total General Fund receipts and transfers from other funds in the 1997-98 fiscal year are projected to be $35.09 billion, an increase of over $2 billion or roughly 6 percent from the $33.04 billion recorded in the 1996-97 fiscal year. This total includes $31.68 billion in tax receipts, $1.48 billion in miscellaneous receipts, and $1.94 billion in transfers from other funds. The projected $2 billion increase in receipts exaggerates the underlying year-to-year growth in State tax revenues. This increase is largely the result of actions undertaken by the State to utilize the $1.4 billion 1996-97 budget surplus reported by DOB to finance costs in the State's 1997-98 fiscal year. This transaction reduced reported receipts in the 1996-97 fiscal year and increased projected receipts in the State's 1997-98 fiscal year. Conversely, the incremental costs of tax reductions newly effective in 1997-98 and the impact of new earmarking statutes which divert receipts from the General Fund to other funds work to depress apparent growth below the underlying growth in the receipts base attributable to expansion of the State's economy. After adjusting for these actions, tax receipts are projected to grow by approximately 5 percent in 1997-98.

DISBURSEMENTS

    General Fund disbursements and transfers to capital, debt service and other funds are projected at $34.60 billion, an increase of $1.7 billion (5 percent) from 1996-97 fiscal year levels. Over the last two years, spending growth for most State agencies and programs has been negative or flat, producing an overall decline in General Fund spending during that period. The 1997-98 adopted budget reflects negotiated increases for State employee salaries, increased transfers for debt service, and other mandated increases, as well as increased investments in school aid, higher education, mental health, and public protection.

    Grants to local governments are projected to total $23.63 billion in the 1997-98 State Financial Plan, an increase of $750 million (3.3 percent) from 1996-97 levels.

    General Fund payments for Medicaid are projected to be $5.42 billion, virtually unchanged from the level of $5.38 billion in 1996-97.

    Remaining disbursements primarily support community-based mental hygiene programs, community and public health programs, local transportation programs, and revenue sharing payments to local governments.

    Disbursements for State operations are projected at $6.22 billion, an increase of $441 million or 7.6 percent over the 1996-97 fiscal year.

    Disbursements in this category, General State charges, are projected to total $2.18 billion in the 1997-98 State Financial Plan virtually unchanged from 1996-97 levels.

    Debt service paid from the General Fund for 1997-98 reflects only the $11 million interest cost of the State's commercial paper program. This is approximately the same level as last year, reflecting projections for stable interest rates for the balance of the fiscal year.

    Transfers to other funds for debt service are projected at $2.07 billion in 1997-98, an increase of $496 million.

    Transfers for capital projects are projected at $184 million for 1997-98, an increase of $46 million. The 1997-98 State Financial Plan also includes $299 million for subsidies or transfers to other State funds, a decrease of $30 million from last year's level.

NON-RECURRING RESOURCES

    The Division of the Budget estimates that the 1997-98 State Financial Plan contains actions that provide non-recurring resources or savings totaling approximately $270 million. These include the use of $200 million in federal reimbursement funds available from retroactive social service claims approved by the federal government in April 1997. The balance is composed of various other actions, primarily the transfer of unused special revenue fund balances to the General Fund.

GENERAL FUND BALANCE

    The 1997-98 General Fund opening fund balance of $433 million includes $317 million on deposit in the Tax Stabilization Reserve Fund ("TSRF"), available for use in the event of an unanticipated General Fund deficit, $41 million on deposit in the Contingency Reserve Fund ("CRF") available for potential litigation costs against the State, and a $75 million balance in the Community Projects Fund. The projected closing fund balance in the General Fund of $927 million reflects a balance of $332 million in the TSRF, following an additional payment of $15 million at the end of the fiscal year, $65 million in the CRF, following a deposit of $24 million in 1997-98, and a reserve for future needs of $530 million.

SPECIAL REVENUE FUNDS

    Projected Special Revenue Funds receipts total $28.22 billion, an increase of $2.51 billion (9.7 percent) over the prior year. Projected disbursements in this fund type total $28.45 billion, an increase of $2.43 billion (9.3 percent) over 1996-97 levels. Disbursements from federal funds, primarily the federal share of Medicaid and other social services programs, are projected to total $21.19 billion in the 1997-98 fiscal year. Remaining projected spending of $7.26 billion primarily reflects aid to SUNY supported by tuition and dormitory fees, education aid funded from lottery receipts, operating aid payments to the Metropolitan Transportation Authority funded from the proceeds of dedicated transportation taxes, and costs of a variety of self-supporting programs which deliver services financed by user fees.

CAPITAL PROJECT FUNDS

    Total receipts in Capital Projects Funds are projected at $3.30 billion. Bond and note proceeds are expected to provide $605 million in other financing sources. Disbursements from this fund type are projected to be $3.70 billion, an increase of $154 million (4.3 percent) over prior-year levels. The Dedicated Highway and Bridge Trust Fund is the single largest dedicated fund, comprising an estimated $982 million (27 percent) of the activity in this fund type. Total spending for capital projects will be financed through a combination of sources: federal grants (29 percent), public authority bond proceeds (31 percent), general obligation bond proceeds (15 percent), and pay-as-you-go revenues (25 percent).

DEBT SERVICE FUNDS

    In the 1997-98 fiscal year, total disbursements in Debt Service Funds are projected at $3.17 billion, an increase of $641 million or 25.3 percent, most of which is explained by increases in the General Fund transfer as discussed earlier. The projected transfer from the General Fund of $2.07 billion is expected to finance 65 percent of these payments.

    The remaining payments are expected to be financed by pledged revenues, including $2.03 billion in taxes and $601 million in dedicated fees and other miscellaneous receipts. After required impoundment for debt service, $3.77 billion is expected to be transferred to the General Fund and other funds in support of State operations. The largest transfer-$1.86 billion-is made to the Special Revenue fund type in support of operations of the mental hygiene agencies. Another $1.47


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

billion in excess sales taxes is expected to be transferred to the General Fund, following payment of projected debt service on LGAC bonds.

CASH FLOW

    The projected 1997-98 General Fund cash flow will not depend on either short-term spring borrowing or the issuance of LGAC bonds. The new-money bond issuance portion of the LGAC program was completed in 1995-96, and provisions prohibiting the State from returning to a reliance upon cash flow manipulation to balance its budget will remain in bond covenants until the LGAC bonds are retired.

    The 1997-98 cash flow projects substantially closing balances in each quarter of the fiscal year, with excesses in receipts over disbursements in every quarter of the fiscal year, and no monthly balance (prior to March) lower than $400 million. The closing fund balance is projected at $397 million. The cash flow projections assume continuation of legislation enacted in 1996-97 that permits the State to use balances in the Lottery Fund for cash flow purposes.

OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS

    The State closed  projected budget gaps of $5.0 billion,  $3.9 billion,  and
2.3 billion for the 1995-96 through 1997-98 fiscal years, respectively. The 1998-99 budget gap was projected at $1.68 billion (before the application of any assumed efficiencies) in the outyear projections submitted to the Legislature in February 1997. As a result of changes made in the adopted budget, the 1998-99 gap is now expected to be about the same or smaller than the amount previously projected, after application of the $530 million reserve for future needs. The expected gap is smaller than the three previous budget gaps closed by the State. The Governor has indicated that he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions.

    The revised expectations for the 1998-99 fiscal year reflect the loss of $1.4 billion in surplus resources from 1996-97 operations that are being utilized to finance current year spending, and an incremental effect of approximately $300 million in legislated State and local tax reductions in the outyear. Other factors include the annualized costs of certain program increases in the 1997-98 adopted budget, most of which are subject to annual appropriation.

    Certain actions taken in the State's 1997-98 fiscal year, such as Medicaid and welfare reforms, are expected to provide recurring savings in future fiscal years. Continued controls on State agency spending will also provide recurring savings. The availability of $530 million in reserves created as a part of the 1997-98 adopted budget and included in the Financial Plan is expected to benefit the 1998-99 fiscal year. Sustained growth in the State's economy and continued declines in welfare caseload and health care costs would also produce additional savings in the 1998-99 Financial Plan. Finally, various federal actions, including the potential beneficial effect on State tax receipts from changes to the federal tax treatment of capital gains, could potentially provide significant benefits to the State over the next several years.

PRIOR FISCAL YEARS

    New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of tax and revenue anticipation notes ("TRANs"). First, the national recession, and then the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits. Through fiscal year 1995, the State recorded balanced budgets on a cash basis, with substantial fund balances in each year as described below.

1996-97 FISCAL YEAR

    The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a 1996-97 General Fund cash surplus of approximately $1.4 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs. Of the cash surplus amount, $1.05 billion was previously budgeted by the Governor in this Executive Budget to finance the 1997-98 Financial Plan, and the additional $373 million is available for use in financing the 1997-98 State Financial Plan when enacted by the State Legislature.

    Disbursements in Governmental Funds for the 1996-97 fiscal year totaled $62.95 billion, $3 billion lower than projected at the beginning of the fiscal year. Much of this variance was due to the uncertainty surrounding federal action on entitlement spending at the beginning of the fiscal year. Total unadjusted Governmental Funds spending decreased $278 million or 0.4 percent below the 1995-96 fiscal year.


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1995-96 FISCAL YEAR

    In his Executive Budget, the Governor indicated that in the 1995-96 fiscal year, the State Financial Plan, based on then-current law governing spending and revenues, would be out of balance by almost $4.7 billion, as a result of the projected structural deficit resulting from the ongoing disparity between sluggish growth in receipts, the effect of prior-year tax changes, and the rapid acceleration of spending growth; the impact of unfunded 1994-95 initiatives, primarily for local aid programs; and the use of one-time solutions, primarily surplus funds from the prior year, to fund recurring spending in the 1994-95 budget. The Governor proposed additional tax cuts, to spur economic growth and provide relief for low-and middle-income tax payers, which were larger than those ultimately adopted, and which added $240 million to the then projected imbalance or budget gap, bringing the total to approximately $5 billion.

    This gap in the 1995-96 State Financial Plan was closed through a series of actions, mainly spending reductions and cost containment measures and certain reestimates that are expected to be recurring, but also through the use of one-time solutions. The State Financial Plan called for (i) nearly $1.6 billion in savings from cost containment, disbursement reestimates, and other savings in social welfare programs, including Medicaid, income maintenance, and various child and family care programs; (ii) $2.2 billion in savings from State agency actions to reduce spending on the State workforce, the SUNY and the City University of New York ("CUNY"), mental hygiene programs, capital projects, the prison system and fringe benefits; (iii) $300 million in savings from local assistance reforms, including actions affecting school aid and revenue sharing while proposing program legislations to provide relief from certain mandates that increase local spending; (iv) over $400 million in revenue measures, primarily a new Quick Draw Lottery game, changes to tax payment schedules, and the sale of assets; and (v) $300 million from reestimates in receipts.

    As a result of these and other efforts, the State ended its 1995-96 fiscal year with balances in the General Fund, Special Revenue Funds and Debt Service Funds of $287 million, $499 million and $160 million, respectively, and a deficit of $292 million in the Capital Projects Funds.

    New York State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the Tax Stabilization Reserve Fund and $1 million in the Contingency Reserve Fund ("CRF"). Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential Federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million. Of this amount, $227 million was attributable to certain restatements for accounting treatment purposes pertaining to the CRF and Local Government Assistance Corporation ("LGAC"); these statements had no impact on balance in the General Fund.

1994-95 FISCAL YEAR

    The State ended its 1994-95 fiscal year with the General Fund in balance. The closing fund balance of $158 million reflects $157 million in the TSRF and $1 million in the CRF. The opening fund balance in State fiscal year 1994-1995 was $265 million.

    Compared to the State Financial Plan for 1994-95 as formulated on June 16, 1994, reported receipts fell short of original projections by $1.163 billion, primarily in the categories of personal income and business taxes. Of this amount, the personal income tax accounts for $800 million, reflecting weak estimated tax collections and lower withholding due to reduced wage and salary growth, more severe reductions in brokerage industry bonuses than projected earlier, and deferral of capital gains realizations in anticipation of potential federal tax changes. Business taxes fell short by $373 million, primarily reflecting lower payments from banks as substantial overpayments of 1993 liability depressed net collections in the 1994-95 fiscal year. These shortfalls were offset by better performance in the remaining taxes, particularly the user taxes and fees, which exceeded projections by $210 million.

1993-94 FISCAL YEAR

    The State ended its 1993-94 fiscal year with a balance of $1.140 billion in the tax refund reserve account, $265 million in its Contingency Reserve Fund and $134 million in its Tax Stabilization Reserve Fund. These fund balances were primarily the result of an improving national economy, State employment growth, tax collections that exceeded earlier projections and disbursements that were below expectations. Deposits to the personal income tax refund reserve have the effect of reducing reported personal income tax receipts in the fiscal year when made and withdrawals from such reserve increase receipts in the fiscal year when made. The balance in the tax refund reserve account will be used to pay taxpayer refunds, rather than drawing from 1994-95 receipts.

CERTAIN LITIGATION

    The legal proceedings noted below involve State finances, State programs and miscellaneous tort, real property and contract claims in which the State is a defendant and the monetary damages sought are substantial. These proceedings could affect adversely the financial condition of the State in the 1995-96 fiscal year or thereafter. The State will describe newly initiated proceedings.

    Among the more significant of these cases are those that involve: (i) the validity of agreements and treaties by which various Indian tribes transferred to New York title to certain land in New York; (ii) certain aspects of New York's Medicaid rates and regulations, including reimbursements to providers of mandatory and optional Medicaid services, and the eligibility for and nature of home care services; (iii) challenges to provisions of Section 2807-C of the Public Health Law, which impose a 13% surcharge on inpatient hospital bills paid by commercial insurers and employee welfare benefit plans and portions of Chapter 55 of the laws of 1992, which require hospitals to impose and remit to the State an 11% surcharge on hospital bills paid by commercial insurers and which require health maintenance organizations to remit to the State a surcharge of up to 9%; (iv) an alleged failure by the State's Department of Environmental Conservation to provide in a timely manner accurate and complete data, resulting in plaintiff's inability to complete a cogeneration facility by the projected date; (v) challenges to the practice of reimbursing certain Office of Mental Health patient care expenses from the client's Social Security benefits; (vi) alleged responsibility of New York officials to assist in remedying racial segregation in the City of Yonkers; (vii) a plaintiff seeking reimbursement for certain Costs arising out of the provision of preschool services and programs for children with handicapping conditions; (viii) a case challenging the shelter allowance granted to recipients of public assistance as insufficient for proper housing; (ix) a challenge to the enactment of the Clean Water/Clean Air Bond Act of 1996 and its implementing legislation; and (x) a case calling for the enforcement of the provisions of Articles 12-A, 20 and 28 as applicable to taxation on motor fuel and tobacco products sold to non-Indian consumers on Indian reservations. In addition, aspects of petroleum business taxes are the subject of administrative claims and litigation.

THE CITY OF NEW YORK

    The fiscal health of the State may be affected by the fiscal health of New York City ("the City"), which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

    The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. The City's financial plans are usually prepared quarterly, and the annual financial report for its most recent completed fiscal year is prepared at the end of October of each year. For current information on the City's four-year financial plan and its most recent financial disclosure, contact the Office of the Comptroller, Municipal Building, Room 517, One Centre Street, New York, NY 10007, Attention: Deputy Comptroller, Finance.

FISCAL OVERSIGHT

    In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established NYC MAC to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met and suspended certain Control Board powers, upon the occurrence or "substantial likelihood and imminence" of the occurrence of


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

certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets, the Control Board is required by law to reimpose a Control Period.

    Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan (the "Financial Plan") which the City prepares annually and periodically updates. The City's Financial Plan includes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

    Implementation of the Financial Plan is also dependent upon the ability of the City and certain Covered Organizations to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs.

OTHER LOCALITIES

    Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1997-98 fiscal year.

    Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

    Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding. Troy MAC has issued bonds to effect a restructuring of the City of Troy's obligations.

    Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, aid that was largely continued in 1997.

    Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1994, the total indebtedness of all localities in the State other than New York City was approximately $19.0 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

    From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the public authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends would adversely affect localities and require increasing State assistance in the future.

AUTHORITIES

    The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts, and as otherwise restricted by, their legislative authorization. As of September 30, 1996, there were 17 public authorities that had aggregate outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State Public Authorities was $75.4 billion, only a portion of which constitutes


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


State-supported or State-related debt. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

    The Metropolitan Transit Authority (the "MTA"), which receives the bulk of the appropriated moneys from the State, oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus services in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend, for operating support upon a system of State, local government and TBTA support, and, to the extent available, federal operating assistance, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

    Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax -- that provide revenue for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one-quarter of 1 percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional State petroleum business tax receipts to fund operating or capital assistance to the MTA. For the 1997-98 State fiscal year, total State assistance to the MTA is estimated at approximately $1.09 billion, an increase of $76 million over the 1996-97 fiscal year.

    State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board ("CPRB") approved the 1995-99 Capital Program, which supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

    There can be no assurance that all the necessary governmental actions for the 1995-99 Capital Program or future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. Should funding levels fall below current projections, the MTA would have to revise its 1995-99 Capital Program accordingly. If the 1995-99 Capital Program is delayed or reduced ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.


SPECIAL FACTORS AFFECTING THE OHIO MUNICIPAL SERIES

    As described in the Prospectus under "Ohio Taxes" and except to the extent investments are in temporary investments, the Ohio Municipal Series will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Municipal Series is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

    Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

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

    There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

GENERAL

    Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1995 is 11,157,000.

    While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.


    In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last six years the State rates were below the national rates (4.9% versus 5.4% in 1996). The unemployment rate and its effects vary among geographic areas of the State.


    There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Ohio Municipal Series or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

STATE FINANCES

    The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.



    The 1992-93 biennium presented significant challenges to state finances, successfully addressed. To allow time to resolve certain budget differences, an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.


    Based on updated results and forecasts in the course of that FY. both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed, an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance, and additional amounts from certain other funds, were transferred late in the FY to the GRF; and adjustments were made in the timing of certain tax payments.

    A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative action (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which, as a first step to replenishment, $21 million was deposited in the BSF.

    None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

    The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.


    From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million goes to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF (which had a November 20, 1997 balance of over $862.7 million), with the $263 million balance to a State income tax reduction fund.


    The GRF Appropriations Act for the 1997-98 biennium was passed on June 25, 1997 and signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act.


    DEBT. The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)


    By 14 constitutional amendments, approved from 1921 to date (the latest adopted in 1995) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At November 20, 1997, $948 million (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($30.9 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($826.8 million outstanding); and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($90.9 million and outstanding, with no more than $50 million to be issued in any one year.


    The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.


    The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $4.88 billion of which were outstanding or awaiting delivery at November 20, 1997.


    A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

    A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guarantee fund" approach funded essentially from program revenues).

    State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.


    DEBT RATING. State tax-supported bonds are currently rated (uninsured) "Aa1 by Moody's, "AAA" (highway obligations) and "AA+" by S&P, and "AA+" by Fitch, and outstanding uninsured State bonds issued by the Ohio Public Facilities Commissions and Ohio Building Authority (and the lease-rental bonds issued by the Treasurer) are rated "Aa3" by Moody's and "AA-" by S&P and Fitch.

    SCHOOLS AND MUNICIPALITIES. Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in approximately 119 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has recently concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order for a year (to March 1998) to permit time for responsive corrective actions. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totaled $41.1 million for 28 districts in FY 1994, $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), and $87.2 million for 20 districts in FY 1996 (including $42.1 million for one), and $113 million for 12 districts in 1997 (including $90 million to one for restructuring its prior loans).


    Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.


    For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 24 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated (one village is in preliminary "fiscal watch" status. As of November 20, 1997, the 1996 school district "fiscal emergency" provision had been applied to five districts, and nine were on preliminary "fiscal watch" status.


    PROPERTY TAXES. At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

    LITIGATION. According to recent State official statements, the State is a party to various legal proceedings seeking damages or injunctive or other relief and generally incidental to its operations. The ultimate disposition of those proceedings is not determinable.


SPECIAL FACTORS EFFECTING THE OREGON MUNICIPAL SERIES

    The following information is a summary of special factors affecting the Oregon Municipal Series. It does not purport to be a complete description and is based in part on (i) the December 1995 Oregon Economic and Revenue Forecast prepared by the Oregon Department of Administrative Services, and (ii) a September 18, 1997 Official Statement prepared by the Oregon State Treasury for the issue of two State of Oregon general obligation bonds.

                                ECONOMIC FORECAST

SHORT TERM OUTLOOK

    A cooling off of the manufacturing and construction sectors should keep Oregon's growth rate trending down. However, income gains already generated in the State's booming manufacturing industries can be expected to translate into increased job growth in the service-producing sectors during the second half of the year. Oregon appears in good position to continue expanding faster than the overall U.S. economy, although its rate of growth is expected to fall below Washington and remain below Nevada and Utah.

    Oregon's personal income is projected to rise 7.3 percent for 1997, up slightly from 7.0 percent in 1996. Income growth is expected to slow to 6.1 percent in 1998 and 5.4 percent in 1999. Adjusting for inflation (using the personal consumption expenditure deflator), personal income is expected to rise
5.0 percent in 1997, 3.5 percent in 1998 and 2.6 percent in 1999. The non-farm payroll employment growth rate is also expected to trend down modestly. Following a 4.0 percent increase in 1996, employment is projected to rise 3.6 percent in 1997 before slowing further to 2.7 percent in 1998 and 2.0 percent in 1999. Job growth is expected to exceed population increase, keeping Oregon's labor markets relatively tight. Population is projected to increase 1.7 percent in 1997 and 1.6 percent in both 1998 and 1999.

    Oregon's wage growth is expected to accelerate in 1997 for the fourth consecutive year. Overall wages in all sectors are expected to rise 5.2 percent in 1997, up from 4.5 percent in 1996 and 4.2 percent in 1995. During this period, Oregon's wages have grown considerably faster than the national average. In 1992, Oregon's wages were $24,439, 88.9 percent of the U.S. average. Overall wages are projected to average $29,597 in 1997, 93.6 percent of the national average.

         Oregon's rising relative wages can be explained by several factors:

         1.       CHANGING   INDUSTRY   MIX.   The   surge  in   high-technology
                  employment, particularly electronics, has pushed up the overall wage structure. Wages in the electronics sector averaged $45,400 in 1995 (using covered employment and payroll data). The jump in construction jobs over the past three years has also driven up average wages. Construction workers received $779 per week on average in May of 1997, compared to the manufacturing average weekly wage for production workers of $550. Manufacturing wages are significantly higher than service-producing sector wages on average.

         2. YEAR-END BONUSES. Rapidly expanding high-technology firms have relied heavily on bonuses and stock options to attract skilled workers. Many of these firms have been very profitable over the past three years. Since Oregon is well represented in the high-technology manufacturing industries, bonus payments to Oregon workers have been significant.

         3. TIGHT LABOR MARKETS. Although Oregon's state-wide unemployment rate crept above the national average in 1996, unemployment in the Portland metropolitan area remains low. The seasonally adjusted state-wide unemployment rate stood at 5.1 percent in June compared to 5.0 percent for the U.S. However, the Portland-Vancouver area unemployment rate is 4.0 percent. Tighter labor markets drive up wages as employers bid up the price of labor to attract the workers they need.

    Despite the phasing in of Oregon's new higher minimum wage, overall wage growth in the State is expected to slow in 1998 and 1999. Wages are projected to increase 3.7 percent in 1998 and 3.6 percent in 1999. Less favorable industry mix trends are expected to be the primary factor causing a deceleration in wage growth. Construction employment is expected to be essentially flat in 1998 and 1999 while manufacturing job growth should be slow considerably. Smaller year-end bonuses are also expected to contribute to wage deceleration as corporate profit growth slows from the rapid pace of the past three years.

    A key factor behind the forecast of slowing job growth is an anticipated leveling out of construction activity after a period of extremely rapid growth. Oregon's construction job growth has slowed modestly over the past year. Construction jobs increased 8.6 percent between May of 1996 and May of 1997, the fifth fastest rate among the states. In the prior 12-month period (May 1995 to May 1996) construction jobs jumped 15.0 percent, second only to Nevada for that period. Between the second quarter of 1997 and the corresponding period next year, construction employment is forecast to grow only slightly, adding 900 jobs, an increase of 1.1 percent.

    The expectation of modest weakness in the construction sector is based on two factors. First, Oregon's construction-to-employment ratio has risen to 5.4 percent based on May employment data. The comparable percentage for the U.S. as a whole is 4.6 percent. This suggests that Oregon is likely to be in the mature phase of a construction boom. In contrast, the ratio for California is 4.2 percent, indicating that California's construction recovery is in its earliest stages.

    Another indication that Oregon's construction activity is likely to level off is the ratio of population growth to housing starts. In the long-term, this ratio should equal the average size of households, about 2.5 persons per house. After being above 2.5 for most of the 1987 to 1993 period, this ratio averaged 2.0 for 1994 to 1996. This ratio is expected to drift up to 2.6 by 2000. Since population growth is expected to hold roughly constant near 1.6 percent per year, this means that housing starts will drop off. Housing starts totaled 26,100 in 1996, the highest number of starts in the State since 1979. They are projected to drift down to 25,700 in 1997, 23,900 in 1998, and 22,200 in 1999.

PERSONAL INCOME COMPONENTS

    The large jump in first quarter durable goods manufacturing earnings means that wage and salary income is likely to post another year of strong growth. The projection for 1997 is 9.0 percent which follows gains of 8.7 percent and 8.4 percent in the previous two years. Slower job and wage rate growth should slow the rate of increase for wage and salary income to 6.4 percent in 1998 and 5.7 percent in 1999. Other labor income, comprised primarily of health and other benefit compensation, is expected to increase 6.3 percent in 1997 and 6.5 percent in 1998.

    Non-farm proprietor income growth is forecast to slow from 7.1 percent in 1996 to 6.3 percent in 1997 and 6.7 percent in 1998. After huge percentage declines from 1993 to 1996, farm proprietor income is projected to stabilize over the last two years. The 1997 and 1998 projected growth rates for farm income are 3.1 percent and 4.2 percent, respectively.

    Dividend, interest and rent income is expected to get a boost from higher short-term interest rates in 1997 and 1998. Dividend, interest and rent income is projected to increase 4.9 percent in 1997 and 6.6 percent in 1998. Transfer payment income is expected to grow steadily with increases of 5.6 percent in 1997 and 5.1 percent in 1998.

GOODS-PRODUCING SECTORS

    Oregon's manufacturing firms are expected to add 9,800 net new jobs for 1997 as a whole, an increase of 4.1 percent. Rising costs and some slowing in the national economy should put modest downward pressure on the State's manufacturing sector. Overall job growth is projected to slow to 2.8 percent in 1998 and 1.2 percent in 1999. For the U.S. as a whole, manufacturing employment is expected to decline 0.3 percent in 1998 after increasing 0.3 percent this year.

    Individual manufacturing industry employment is expected to generally follow the overall sector's downward trend. After rising 7.4 percent in 1997, metals employment is projected to rise a further 3.3 percent in 1998. Similarly, transportation equipment manufacturing employment is projected to increase 7.5 percent in 1997 and 6.7 percent in 1998. High-technology job growth should remain relatively strong in the absence of a national recession. Electronics jobs are projected to increase 6.9 percent in 1997 and 6.2 percent in 1998. Non-electrical machinery employment is expected to grow 6.4 percent in 1997 and
4.6 percent in 1998, with higher growth rates in the computing and office equipment component of the industry.

    The timber industry, benefiting from healthy demand and stable raw material supply, is expected to continue the modest recovery it began in late 1996. The timber harvest is projected to total 4.3 billion board feet in 1997 and 4.3 billion board feet in 1998. Lumber and wood products employment is forecast to increase 2.4 percent in 1997 and 0.1 percent in 1998. Paper products employment is expected to increase 2.2 percent in 1997 and 3.6 percent in 1998.

    The State's small mining sector, tied closely to local construction, is expected to increase employment at a 3.8 percent rate for 1997 and 0.9 percent in 1998.

SERVICE-PRODUCING SECTORS

    Oregon's private service-producing sectors are generally expected to continue growing steadily. Some weakness is expected in financial service employment as U.S. Bancorp downsizes in response to its merger with First Bank
System. Financial service employment is projected to slow from 4.1 percent growth in 1997 to 0.5 percent in 1998 as the announced cutbacks begin to show up in the employment data. Also contributing to this downward trend for financial service employment is the expected softness in the residential real estate markets.

    Retail trade employment job growth is projected to hold steady at 2.7 percent in 1997 and 2.9 percent in 1998. The wholesale trade sector is expected to continue growing rapidly at 4.8 percent in 1997 and 4.6 percent in 1998 as the new Wal-Mart distribution center comes on line in Umatilla County.

    Expansion of the Oregon Health Plan approved by the 1997 Legislature should increase demand for health care services over the next two years. Health service employment is projected to increase 2.9 percent in 1997 and 3.3 percent in 1998.

Service employment, exclusive of health is expected to continue expanding with growth rates of 5.5 percent in 1997 and 4.7 percent in 1998.

    Oregon's government sector should see little growth as the federal agencies continue to cut back and local governments adjust to lower property tax revenue. Overall government employment is projected to increase 1.2 percent in 1997 and
0.5 percent in 1998. Federal jobs are expected to decline 0.4 percent in 1997 and 1.6 percent in 1998. Local government employment is expected to remain essentially flat with a 0.9 percent increase in 1997 and no change in 1998. Gains are expected in local government education and tribal employment, but these should be largely offset by reduction in city, county, and other local government payrolls. State government employment is anticipated to increase 2.8 percent in 1997 and 3.1 percent in 1998.

FORECAST RISKS

    The biggest risk to Oregon's short-term outlook is the national economy. The State's large and rapidly expanding durable goods manufacturing sector is sensitive to changes in national (and international) demand and credit conditions. Fluctuations in the national economy brought on by rising inflation and the ensuing higher interest rates would have a significant impact on the Oregon economy.

    The most identifiable risk at the state and regional level is sudden changes in migration patterns among the western states and its implications for Oregon's booming construction sector. California and Washington's accelerating economies and Oregon's rapidly rising home prices could change the dynamics of regional migration more quickly than expected. This could trigger an outright decline in the State's construction sector rather than the leveling out anticipated in the baseline forecast.

                                EXTENDED OUTLOOK

    Oregon is likely to remain a high-growth state over the next six years though some convergence to the U.S. average is likely. The State and the western region should continue to benefit from an expanding high-technology sector, growth in exports to Asia and Latin America, net in-migration from other parts of the country, and immigration into the U.S.

    Jobs and income in the State are expected to grow more slowly than they did in the previous eight year interval but much faster than the 1979 to 1987 period. Employment is projected to increase 21.5 percent between 1995 and 2003, while inflation-adjusted personal income rises 29.4 percent. The State's population is expected to increase 13 percent over the 8-year period. Inflation adjusted per capita income is forecast to increase 14.6 percent between 1995 and 2003.

    Oregon's growth rate is expected to converge toward the national average over the long-term. Rising relative costs, brought on by higher wages and land prices is the key assumption behind the forecast of slower growth in Oregon. However, as the growth rate converges downward, the State's per capita income and wages are also expected to move toward the national average but in this case, the converge is from below.

                                   LITIGATION

    The following summary of litigation relates to matters as to which the State of Oregon is a party and as to which the State of Oregon has indicated that the individual claims against the State exceed $5 million. Other litigation may exist with respect to individual municipal issuers as to which the State of Oregon is not a party, but which, if decided adversely, could have a materially adverse effect on the financial condition of the individual municipal issuer.

ALSEA VENEER, INC., ET AL. V. STATE OF OREGON, ET AL.;

ABC ROOFING CO., INC., ET AL. V. STATE OF OREGON, ET AL.

                  Two companion class actions were filed in September 1988 by workers' compensation policyholders insured by the State Accident Insurance Fund Corporation ("SAIF"). The plaintiffs sought damages based on the Oregon Legislative Assembly's 1983 transfer of $81 million in surplus reserves from the Industrial Accident Fund to the State General Fund under Oregon Laws 1982 (Special Session 3), chapter 2. Because both cases were brought on behalf of the same class of employer-policyholders, the combined maximum claims in both cases could not exceed $81 million, plus interest and attorney fees.

                  On November 19, 1993, the Oregon Supreme Court issued an opinion ruling against the State and holding that the State must return to the Industrial Accident Fund the $81 million that the legislature transferred to the General Fund. The Supreme Court remanded the case to the trial court to fashion a decree based on evidence of what SAIF would have done with the money if the money had been available to SAIF.

                  On remand, the trial court ordered the State to return the $81 million to SAIF, with interest at the rate Industrial Accident Fund investments have earned since July 1, 1982. Initial estimates indicated that the amount of principal and interest owing under the court's ruling would be approximately $280 million.

                  The parties drafted a proposed settlement agreement which the court approved on February 26, 1996. Under the agreement, the State is obligated to pay a total of $225 million. Of that amount, $145 million has been paid. $80 million must be paid at the end of the 1999 legislative session. If the State fails to appropriate the required amounts, the State will be in breach of the agreement and subject to additional court action from the plaintiffs.

TAXATION OF STATE RETIREE PENSION BENEFITS

    Class action certification has been granted in an action filed against the State and other public entities regarding the taxation of Oregon Public Employees' Retirement System ("PERS") benefits. The plaintiff class consists of PERS members who have separated from service with their PERS employer. The defendant class is composed of all employers participating in PERS. The plaintiffs seek enforcement of the Oregon Supreme Court's decision in HUGHES V. STATE. In HUGHES, the court ruled that a statutory amendment repealing a tax exemption for retirement benefits violated the constitutional provision against impairment of contract for benefits received from work performed prior to the date of the amendment. The court left it up to the Oregon Legislative Assembly to fashion a remedy. The legislature failed to provide a remedy in its 1993 session. Plaintiffs seek to require public employers to pay breach of contract damages or increase benefits due to taxation of previously untaxed pensions.

    The 1995 Legislative Assembly passed HB 3349 which provides a remedy to the PERS beneficiaries. The bill increases the benefits paid to PERS members as compensation for damages resulting from the taxation of PERS benefits and prohibits any class action suit for damages based upon such taxation. The claims of the PERS beneficiaries are effectively rendered moot by the legislation. The fiscal impact statement submitted with HB 3349 indicated that State agencies will be obligated to pay approximately $27 million in the 1995-97 biennium and approximately $36 million in the 1997-99 biennium in increased employer contributions to fund the benefits increase. Of those amounts, only about one-third are paid out of the General Fund.

    Local governments have asserted defenses based upon breach of contract theories and also seek indemnification from the State for any amounts the local governments must pay toward a remedy. The passage of HB 3349 does not moot the claims of local governments. If the local governments are successful, liability would be imposed directly on the State General Fund for the amount of increased benefits that the local governments must pay as a result of HB 3349. The amount of liability imposed on the State as a result of the local governments' claims is uncertain. The fiscal impact statements prepared for HB 3349 indicated that the total increase in contribution that must be paid by local governments, community colleges and school districts was approximately $44 million for the 1995-97 biennium and is $72 million for the 1997-99 biennium. The trial court ruled against the State on the breach of contract issues. Plaintiffs, and others, challenged the adequacy of HB 3349 as a remedy and also sought review and clarification of portions of the bill.

    On the State's motion for reconsideration, the Circuit Court invalidated HB 3349 and enjoined the payment of increased benefits to PERS retirees under HB 3349 that was scheduled to begin in January 1996. However, on appeal the Oregon Supreme Court upheld the constitutionality of HB 3349 and ruled that the State must cover the benefits increase for State employees but need not indemnify or reimburse the local governments for payments made to plaintiffs or the retirement fund as a result of HB 3349.

    The parties are engaged in settlement negotiations and have reached an agreement in principle. Final settlement documents have not been drafted or filed with the court. Under the terms of the proposed settlement, plaintiffs will accept the increased benefits payments provided under HB 3349 as full compensation for their contract claims. Plaintiffs will have the right to reopen the case if benefits are reduced or repealed without a commensurate reduction in taxes. Defendant PERS employers will pay $600,000 to plaintiffs for attorneys fees, of which the state will pay $300,000. Members of the plaintiff class will have an opportunity to object to the terms of the settlement after the settlement documents are filed with the court. If there are no objections, a final judgment will be entered.

TAXATION OF FEDERAL RETIREE PENSION BENEFITS

    Several cases have been filed in the Oregon Tax Court and the State Circuit Courts challenging whether a 1991 increase in PERS benefits, to offset State taxation of the PERS benefits, violates a holding by the United States Supreme Court in DAVIS V. MICHIGAN DEPT. OF TREASURY. The DAVIS case holds that State statutes may not provide disparate tax treatment of state and federal pension benefits. At this time it is too early to estimate the potential impact of liability under these cases to the State General Fund. However, the Oregon Supreme Court upheld a ruling by the Oregon Tax Court in one of the cases, RAGSDALE V. DEPT. OF REVENUE, that the increase in PERS benefits did not violate the DAVIS holding and is constitutional. Plaintiffs filed a petition for review with the U.S. Supreme Court of the Oregon Supreme Court's decision. The U.S. Supreme Court denied review in the RAGSDALE case and in a related case ATKINS V. DEPARTMENT OF REVENUE.

    Suits involving the same plaintiffs and issues have also been filed in the State Circuit Court and in the Tax Court on behalf of a group of federal retirees seeking refunds of taxes paid to the State. One case has been stayed in Circuit Court. The Tax Court ruled in favor of the State, but plaintiffs have appealed to the Oregon Supreme Court. It is too early to estimate the potential liability of the State in these cases. The plaintiffs are also challenging the provisions of HB 3349 on the same theory as their challenge to the 1991 benefits increase.

    An additional case filed in Multnomah County challenges the PERS benefits increase on the same grounds that the court ruled against in the RAGSDALE case. It also seeks to find HB 3349 invalid as a diversion of PERS funds. The court ruled in favor of the State and the plaintiff has appealed to the Oregon Supreme Court.

    Oral argument on both cases was to be heard by the court on September 4, 1997.

CHALLENGE TO OREGON HEALTH PLAN

         1. MATTHEWS V. THORNE. A class action suit has been filed in federal court seeking to add certain Medicare beneficiaries, consisting of disabled and elderly persons, to the groups of persons covered by the Oregon Health Plan (the "Plan"). Under the Plan certain groups of low income persons are provided specified medical services, as well as dental care, eye care and prescription benefits. The plaintiff class is eligible for medical care under the federal Medicare program, but not for the additional services offered by the Oregon Health Plan. If plaintiffs were successful, early estimates indicated that it would cost an additional $30 million per biennium to operate the Plan. The State General Fund would be obligated to pay $11 million of the total cost and the federal government would pay the balance. However, it is possible that if the cost of operating the Plan increased by such an amount, the Legislative Assembly would discontinue the Plan entirely. The court granted the State's motion for summary judgment and dismissal. The plaintiffs sought review of the magistrate's decision by a district court judge. The judge upheld the magistrate's decision. The plaintiffs appealed to the United States Court of Appeals for the Ninth Circuit. The State prevailed in that appeal.

         2. BIBEAU V. PACIFIC NW RESEARCH. This is a federal court class action suit that has been brought on behalf of inmates and their families for injuries the inmates sustained in radiation experiments to which the inmates were subjected in the 1960s and 1970s. The former head of medical services for the Oregon State Police is named as one of the defendants in the suit. The plaintiffs seek $250 million in damages; although it is unlikely that they will recover the full amount sought, it is too early to provide an accurate measure of the damages which plaintiffs may reasonably recover at this stage of the case. The State has tendered its defense to the insurance company that provided coverage to the State in the relevant time frame. Defenses based on statutes of limitation and ultimate repose were asserted on behalf of the State. The court granted the State's motion for summary judgment and dismissed the case based on the statute of limitations. It is expected that plaintiffs will appeal.

          3. KINROSS COPPER CORP. V. STATE. An inverse condemnation case has been filed against the State which involves the denial of a permit by the State's Environmental Quality Commission ("EQC"). The Kinross Copper Corporation acquired land for the purpose of mining copper. As part of the mining operations, the company intended to dig a huge pit for which a waste water discharge permit is required. The EQC denied the company's request for a permit based upon an administrative rule that prohibits the issuance of a waste water discharge permit in the area where the copper mine would be located because of the area's proximity to a river that supplies drinking water for the City of Salem, Oregon and other communities. The company alleges a "taking" by the State of the company's property and damages of $32 million as the amount of money it would have earned if the company had been granted a permit and allowed to operate a mine. The State asserts that because the administrative rule prohibiting the issuance of a permit in the relevant area was in effect at the time the company purchased its property, there can be no "taking." The trial court ruled in favor of the State's motion for summary judgment. However, the plaintiff has appealed that decision to the Oregon Court of Appeals. The State believes that it will prevail and receive any damages based upon the EQC's denial of the permit.

          4. CLASS ACTION FOR OVERTIME. A class action complaint has been filed against the State on behalf of a class of 3,000 State managerial employees for unpaid overtime or compensation time. It is too early in the case to know the exact amount of potential liability. Initial estimates were that the liability would probably exceed $1 million but be less than $5 million. Revised estimates are that the liability could be as high as $11 million. Plaintiffs' claims are based on a legislative change that occurred in the 1995 Oregon legislative session. The legislative assembly amended the statutes relating to the payment of overtime or allowing compensation time to require that all persons who work over 40 hours per week receive overtime or compensation time. There were a number of exceptions to this requirement drafted for professionals. However, State managerial employees were not included in the express statutory exceptions. The parties have submitted cross motions for summary judgment that would resolve the case. The legislature enacted an exemption that would cover State employees in its 1997 session. Therefore, liability may only be imposed for the period between 1995 and 1997.

          5. PRO SE CASES. There are also several pro se cases on the docket in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of having to pay anything in any of these cases is negligible.


                               RECENT DEVELOPMENTS

1997 LEGISLATIVE ACTION

    The 1997 Legislative Assembly passed a balanced budget, as required by the Oregon Constitution, for the 1997-99 fiscal biennium. To complete their work, the Legislative Assembly met in Regular Session until July 5, 1997. The Regular Session focused upon maintenance of existing services and implementation of recently passed ballot measures, such as Ballot Measure 50 discussed below.

    The Regular Session funded the Oregon Plan to restore healthy streams and salmon habitat. Funding is provided by $15 million from the General Fund and $15 million from affected industries. The Oregon Health Plan was expanded to cover an additional 23,000 persons, funded with $46.7 million of cigarette tax money. The Legislature also established a lottery-backed revenue bond program to fund rehabilitation of state park facilities. The program is authorized to issue $105 million and is anticipated to issue $15 million of bonds per year. The Legislative Assembly approved a one-time lottery-backed revenue bond issue of $150 million for school district capital costs, conditioned upon voter approval at a November 1997 special election.

    The Legislature also referred a constitutional amendment to the electorate to authorize the State to guaranty general obligation bonds issued by school districts. Moneys to fund the guaranty could come from an off-set of amounts otherwise paid by the State to the district on whose behalf payment was made, other moneys of the district or the levy of a state-wide ad valorem property tax.

MEASURE 50

    The 1997 Legislative Assembly referred to Oregon voters, and the voters approved at the May 20, 1997, special election, a constitutional amendment that replaced the property tax limitations imposed by the former Measure 47. Measure 50 repealed Measure 47 and replaced it with new ad valorem property tax limitations similar to those enacted under Measure 47 by ordering a 17% reduction in 1997-98 in operating tax levies (which amounts vary by government entity) and by limiting the assessed value for the tax year 1997-98 to its 1995-96 "real market value," less ten percent. Thereafter Measure 50 limits the valuation growth of property assessments on each unit of property to three percent per year for future tax years. Measure 50 also requires voter approval of the use of fees, taxes, assessments or other charges as alternative funding sources to make up for revenue reductions caused by the amended property tax limits.

    Units of local government that levy and collect property taxes are most directly affected by Measure 50. The State does not levy or collect property taxes, but relies instead on State income taxes as the main source of revenue for the State's general fund. Therefore, Measure 50's main impact on the State will likely be to increase pressure on the Legislative Assembly to use State funds to replace revenues lost by local governments. Measure 50 requires the Legislative Assembly to replace the estimated $428 million in revenues that the public school system, including community colleges, would lose in the 1997-99 biennium because of the property tax limitation. In this manner, Measure 50 may influence the State budgeting process.

    The Oregon Legislative Revenue Office has estimated that the total reduction in property tax revenues collected by local governments under Measure 50 will be approximately $389 million for the tax year 1997-98 and approximately $454 million for the tax year 1998-99.

    The 1997 Oregon Legislative Assembly passed Senate Bill 1215 to implement the provisions of Measure 50. Schools remain limited to a $5.00 per $1000 rate and non-school districts remain limited to a $10 per $1000 rate. Under SB 1215, the Legislative Assembly chose to make these rates apply to each PROPERTY rather than to a TAX CODE AREA. Measure 50 requires that all new property taxes be approved by a majority of the voters in an election where at least 50% of eligible voters participate, except in the instance of a general election. The legislature also referred to the electorate a further constitutional amendment that would repeal these election restrictions and allow new taxes upon approval by a majority of voters voting on the matter.

    One lawsuit has been filed challenging the process by which Measure 50 was referred from the legislature to the people for a vote as unconstitutional. However, the State expects to prevail in the case.

LEVEL OF GENERAL OBLIGATION INDEBTEDNESS

    As of June 30, 1996, approximately $3.75 billion in general obligation debt of the state of Oregon was outstanding, including $2.83 billion of Veteran's Affairs bonds, a mortgage bond program.

VALUE OF REVENUE BONDS AFFECTED BY ECONOMY

    Although revenue obligations of Oregon or its political subdivisions may be payable from a specific project or source, including lease rentals, there can be no assurance that economic difficulties, with the resulting effect on state and local governmental finances, will not adversely affect the market value of municipal obligations held in the portfolio of the Trust or the ability of the respective obligors to make required payments on such obligations.

SMALL ACTIVE MARKET

    There is a relatively small active market for municipal bonds of Oregon issuers other than the general obligation bonds of the state itself, and the market price of such bonds may, therefore, be volatile. If the Trust were forced to sell a large volume of these bonds for any reason, such as redemptions of a large number of its shares, the large sale itself might adversely affect the value of the Series' portfolio.

SPECIAL FACTORS AFFECTING THE SOUTH CAROLINA MUNICIPAL SERIES

    The State of South Carolina has the power to issue general obligation bonds based on the full faith and credit of the State. Political subdivisions are also empowered to issue general obligation bonds, which are backed only by the full faith and credit of that political subdivision, and not by the resources of the State of South Carolina or any other political subdivision. Political subdivisions are empowered to levy ad valorem property taxes on real property and certain personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public
purpose  which  is  also  a  corporate  purpose  of  the  applicable   political
subdivision.

    Under Article X of the Constitution of the State of South Carolina, the State may issue general obligation debt without either a referendum or a supermajority of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X further requires the levy and collection of an ad valorem tax if debt service payments on general obligation debt are not made. Under Article X of the Constitution of the State of South Carolina, political subdivisions are empowered to issue aggregate general obligation indebtedness up to 8% of the assessed value of taxable property within the political subdivision (exclusive of debt incurred before the effective date of
Article X with respect
to such subdivisions) without a referendum. A referendum may authorize additional general obligation debt. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the South Carolina Constitution provides for withholding by the State Treasurer of any state appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, may be applied to the bonded debt. A statutory enactment provides for prospective application of state appropriations for school district debt, if a failure of timely payment appears likely. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on general obligation bonds or to defray directly the cost of certain improvements.


    Industrial development bonds and other forms of revenue bonds issued by the State or a political subdivision are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source.


    The State of South Carolina has not defaulted on its bonded debt since 1879. The State did, however, experience certain budgeting difficulties over several recent fiscal years through June 30, 1993, resulting in mid-year cutbacks in funding of state agencies in those years. The State has had budget surpluses at each fiscal year end since June 30, 1994. Such difficulties have not to date impacted on the State's ability to pay its indebtedness but did result in S&P lowering its rating on South Carolina general obligation bonds from AAA to AA+ on January 29, 1993. S&P restored the AAA rating on South Carolina's general obligation bonds on July 9, 1996. South Carolina's general obligation bonds are rated Aaa by Moody's. Such ratings apply only to the general obligation bonded indebtedness of the State, and do not apply to bonds issued by political subdivisions or to revenue bonds not backed by the full faith and credit of the State.

                                   APPENDIX C

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

         Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

         Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of
J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

THE SELIGMAN COMPLEX:

 ...Prior to 1900

o     Helps finance America's fledgling railroads through underwritings.
o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.
o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
o     Is appointed U.S. Navy fiscal agent by President Grant.
o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o     Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the Country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.
o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
o     Establishes Investment Advisory Service.

 ...1940s

o     Helps shape the Investment Company Act of 1940.
o     Leads in the  purchase and  subsequent  sale to the public of Newport News
      Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.
o     Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 40 mutual fund portfolios.
o Helps pioneer state-specific, municipal bond funds, today managing a national and 18 state-specific municipal funds.
o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.
o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.


o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.
o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.
o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.

o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997

NATIONAL SERIES

                           FACE                                                               RATINGS+          MARKET
 STATE                    AMOUNT                 MUNICIPAL BONDS                             MOODY'S/S&P         VALUE
--------                -----------              ---------------                             -----------        -------
ALASKA-- 4.9%            $5,000,000   Valdez Marine Terminal Rev.
                                        (BP Pipeline Inc. Project),
                                         5 1/2% due 10/1/2028 .............................    Aa2/AA        $ 4,912,400

CALIFORNIA-- 2.8%         2,500,000   San Joaquin Hills Transportation
                                         Corridor Agency Rev.(Orange County
                                         Senior Lien Toll Road),
                                         6 3/4% due 1/1/2032 ..............................    NR/NR           2,833,875

FLORIDA-- 2.7%            2,750,000   Jacksonville Electric Authority
                                         (Electric System Rev.),
                                         5 1/4% due 10/1/2028 .............................    Aa1/AA          2,676,162

ILLINOIS-- 12.3%          3,000,000   Chicago Water Rev., 5 1/2% due 11/1/2022 ............    Aaa/AAA         2,991,750

                          1,000,000   Illinois Health Facilities Authority Rev.
                                         (Northwestern MemorialHospital),
                                         6.10% due 8/15/2014 ..............................    Aa2/AA          1,058,160


                          1,250,000   Illinois Health Facilities Authority Rev.
                                          (Edward Hospital Project), 6% due 2/15/2019 .....    A2/A+           1,271,275

                          2,500,000   Illinois Health Facilities Authority Rev.
                                         (Northwestern Memorial
                                         Hospital), 6% due 8/15/2024 ......................    Aa2/AA          2,586,675

                          4,000,000   Regional Transportation Authority GOs
                                         (Cook, DuPage, Kane, Lake, McHenry,
                                         and Will Counties), 5.85% due 6/1/2023 ...........    Aaa/AAA         4,365,240

KENTUCKY-- 2.1%           1,880,000   Trimble County Pollution Control Rev.
                                         (Louisville Gas & Electric Co. Project),
                                         7 5/8% due 11/1/2020* ............................    Aa2/AA-         2,066,628

MASSA-                    2,000,000   Massachusetts Health &Education Facilities
CHUSETTS-- 2.2%                          Authority Rev. (Amherst College),
                                        6.80% due 11/1/2021 ...............................    Aa1/AA+         2,178,100

MICHIGAN-- 2.4%           2,250,000   Michigan State Strategic Fund Pollution
                                         Control Rev. (General Motors Corp.),
                                         6.20% due 9/1/2020 ...............................    A3/A-           2,366,415

MISSOURI-- 5.2%           5,000,000   St. Louis Industrial Development Authority
                                         Pollution Control Rev. (Anheuser-Busch
                                         Companies, Inc. Project),
                                         5 7/8% due 11/1/2026* ............................    A1/A+           5,141,450

NEW YORK-- 3.8%           2,485,000   New York City GOs, 7 1/4% due 8/15/2024 .............    Baa1/BBB+       2,703,258
                          1,015,000   New York City GOs, 7 1/4% due 8/15/2024 .............    Aaa/BBB+        1,126,498


SOUTH                     2,000,000   Oconee County Pollution Control Rev.
CAROLINA-- 2.1%                          (Duke Power Company  Project),
                                         7 1/2% due 2/1/2017 ..............................    Aa2/AA-         2,131,960

SOUTH                     6,000,000   South Dakota Housing Development Authority Rev.
DAKOTA-- 6.2%                            (Homeownership Mortgage), 6.15% due 5/1/2026* ....    Aa1/AAA         6,130,740

TEXAS-- 22.6%             3,700,000   Harris County Health Facilities Development
                                         Corp. Hospital Rev. (St. Luke's
                                         Episcopal Hospital Project),
                                         6 3/4% due 2/15/2021 .............................    Aa3/AAA         4,073,774

                          2,000,000   Harris County Health Facilities Development
                                         Corp. SCH Health Care System Rev.
                                         (Sisters of Charity of the Incarnate Word),
                                         7.10% due 7/1/2021 ...............................    Aa3/AA          2,232,000

                          2,000,000   Harris County Health Facilities Development
                                         Corp. SCH Health Care System Rev.
                                         (Sisters of Charity of the Incarnate Word),
                                         5 3/4% due 7/1/2027 ..............................    Aa3/AA          2,049,640

                          5,000,000   Potter County Industrial Development Corp.
                                         Pollution Control Rev. (Southwestern
                                         Public Service Company Project),
                                         5 3/4% due 9/1/2016 ..............................    Aaa/AAA         5,230,950

                          2,500,000   San Antonio Electric & Gas Rev.,
                                         5 1/2% due 2/1/2020 ..............................    Aa1/AA          2,522,900

-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997


NATIONAL SERIES (CONTINUED)

                           FACE                                                               RATINGS+          MARKET
 STATE                    AMOUNT                 MUNICIPAL BONDS                             MOODY'S/S&P         VALUE
--------                -----------              ---------------                             -----------        -------
TEXAS (CONTINUED)        $2,000,000   Texas State Turnpike Authority Rev.
                                         (Dallas North Thruway--Addison Airport
                                         Toll Tunnel Project), 6 3/4% due 1/1/2015 ........    Aaa/AAA       $ 2,263,340

                          2,605,000   Texas Veterans' Housing Assistance GOs,
                                         6.80% due 12/1/2023* .............................    Aa2/AA          2,760,154

                          1,340,000   Travis County Housing Finance Corporation
                                         (Single Family Mortgage Rev.),
                                          6.95% due 10/1/2027 .............................    NR/AAA          1,437,203

VIRGINIA-- 5.2%           5,000,000   Fairfax County Industrial Development
                                         Authority Health Care Rev. (Inova
                                         Health System Project), 6% due 8/15/2026 .........    Aa2/AA          5,202,200

WASHINGTON-- 13.1%        4,325,000   King County GOs, 6 1/8% due 1/1/2033 ................    Aaa/AAA         4,550,289

                          3,000,000   Port Seattle Rev., 5 1/2% due 9/1/2021 ..............    Aaa/AAA         2,991,930

                          5,520,000   Seattle Water System Rev., 5 5/8% due 8/1/2026 ......    Aaa/AAA         5,569,404

WISCONSIN-- 6.4%          6,000,000   LaCrosse Resource Recovery Rev.
                                         (Northern States Power Company
                                         Project), 6% due 11/1/2021* ......................    A2/AA-          6,376,680

WYOMING-- 4.2%            4,000,000   Sweetwater County Pollution Control Rev.
                                         (Idaho Power Company Project),
                                          6.05% due 7/15/2026 .............................    A3/A            4,140,640
                                                                                                             -----------
TOTAL MUNICIPAL BONDS (Cost $92,747,742)-- 98.2% ....................................................         97,941,690
OTHER ASSETS LESS LIABILITIES-- 1.8% ................................................................          1,818,580
                                                                                                             -----------
NET ASSETS-- 100.0% .................................................................................        $99,760,270
                                                                                                             ===========


COLORADO SERIES

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 3,000,000    Adams County, CO Pollution Control Rev. (Public Service Co.
                   of Colorado Project), 5 7/8% due 4/1/2014 ..................................         Aaa/AAA         $  3,143,340

  1,500,000    Colorado Association of School Boards Lease Purchase
                   Finance Program Certificates of Participation (Pueblo School
                   District No. 60), 7 1/4% due 12/1/2009 .....................................         Aaa/AAA            1,614,840

  2,000,000    Colorado Health Facilities Authority Rev. (Sisters of Charity
                   Health Care Systems, Inc.),
                   6% due 5/15/2013 ...........................................................         Aaa/AAA            2,066,760

  3,000,000    Colorado Health Facilities Authority Rev.
                   (North Colorado Medical Center), 6% due 5/15/2020 ..........................         Aaa/AAA            3,126,300

  2,085,000    Colorado Housing Finance Authority (Single Family Housing Rev.),
                   5.85% due 11/1/2015 ........................................................         Aa1/AA+            2,142,421

    195,000    Colorado Housing Finance Authority (Single Family Residential Housing Rev.),
                   8% due 3/1/2017 ............................................................         Aa1/NR               198,249

  2,250,000    Colorado Springs, CO Utilities Rev., 6 1/8% due 11/15/2020 .....................         Aa2/AA             2,364,075

    105,000    Colorado Water Resources & Power Development Authority (Clean Water Bonds Rev.),
                   6 7/8% due 9/1/2011 ........................................................         Aa2/AA+              115,103

  2,000,000    Colorado Water Resources & Power Development Authority (Clean Water Bonds Rev.),
                   6% due 9/1/2014 ............................................................         Aa2/AA             2,122,500


-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997



COLORADO SERIES (CONTINUED)

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
 $1,000,000    Colorado Water Resources & Power Development Authority
                   (Clean Water Bonds Rev.), 6.30% due 9/1/2014 ...............................         Aa2/AA          $  1,083,580

  2,000,000    Denver, CO City & County (St. Anthony Hospital Systems Rev.),
                   7 3/4% due 5/1/2014 ........................................................         Aaa/AAA            2,135,060

  2,500,000    Denver, CO City & County (Sisters of Charity of Leavenworth Health
                   Services Corporation), 5% due 12/1/2023 ....................................         Aa3/AA             2,350,550

  2,000,000    Denver, CO City &County Department of Aviation Airport System Rev.,
                   5 1/2% due 11/15/2025 ......................................................         Aaa/AAA            1,994,180

  2,250,000    Denver, CO City & County Excise Tax Rev., 6 1/2% due 9/1/2014 ..................         Aaa/AAA            2,346,502

  1,985,000    Fort Collins, CO GOs Water Bonds, 6 3/8% due 12/1/2012 .........................         Aa2/AA             2,159,084

  2,500,000    Fort Collins Pollution Control Rev. (Anheuser-Busch Project),
                   6% due 9/1/2031 ............................................................         A1/A+              2,591,550

  3,000,000   Fountain Valley Authority, Co Water Treatment Rev.,
                   6.80% due 12/1/2019 ........................................................         AA/AA              3,262,470

  1,895,000    Northglenn, CO Joint Water & Wastewater Utility,
                   6.80% due 12/1/2008 ........................................................         Aaa/NR             2,100,380

  2,500,000    Platte River Power Authority, CO Power Rev.,
                   6 1/8% due 6/1/2014 ........................................................         Aa3/A+             2,638,800

  1,750,000    Pueblo County, CO Single Family Mortgage Rev.,
                   7.05% due 11/1/2027 ........................................................         NR/AAA             1,863,278

  2,000,000    Puerto Rico Highway & Transportation Authority Highway Rev.,
                   5 1/2% due 7/1/2036 ........................................................         Baa1/A             2,006,800

  3,000,000    University of Colorado Hospital Authority Hospital Rev.,
                   6.40% due 11/15/2022 .......................................................         Aaa/AAA            3,272,670

  2,000,000    Westminster, CO (Adams & Jefferson Counties) Sales & Use Tax Rev.,
                   7% due 12/1/2008 ...........................................................         Aaa/AAA            2,178,200
                                                                                                                         -----------
TOTAL MUNICIPAL BONDS (Cost $45,749,567)-- 97.7% ....................................................                     48,876,692
VARIABLE RATE DEMAND NOTES (Cost $300,000)-- 0.6% ...................................................                        300,000
OTHER ASSETS LESS LIABILITIES-- 1.7% ................................................................                        841,400
                                                                                                                         -----------
NET ASSETS-- 100.0% .................................................................................                    $50,018,092
                                                                                                                         ===========


GEORGIA SERIES

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 2,000,000    Atlanta, GA Water & Sewer Rev., 5 1/4% due 1/1/2027 ............................         Aaa/AAA         $  1,953,080

  1,000,000    Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
                   (Anheuser-Busch), 7.40% due 11/1/2010* .....................................         A1/A+              1,217,380

  2,000,000    Cartersville, GA Development Authority Rev. Water & Wastewater Facilities
                   (Anheuser-Busch), 6 3/4% due 2/1/2012* .....................................         A1/A+              2,185,720

  3,000,000    Chatham County, GA School District GOs, 5 1/2% due 8/1/2020 ....................         Aaa/AAA            3,007,320

    750,000    Chatham County Hospital Authority, GA Rev. (Memorial Medical Center, Inc.),
                   7% due 1/1/2021 ............................................................         Aaa/AAA              826,507

  2,000,000    Columbia County, GA School District GOs,
                   6 1/4% due 4/1/2013 ........................................................         Aaa/AAA            2,189,740

-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997




GEORGIA SERIES (CONTINUED)

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 1,000,000    Columbia County, GA Water & Sewerage Rev., 6 1/4% due 6/1/2012 .................         Aaa/AAA         $  1,082,390

  1,000,000    DeKalb County, GA GOs, 5 1/4% due 1/1/2020 .....................................         Aa1/AA+              985,720

  1,000,000    DeKalb County, GA Water & Sewerage Rev., 7% due 10/1/2014 ......................         Aaa/AA             1,098,560

  2,000,000    DeKalb County, GA Water & Sewerage Rev., 5 1/4% due 10/1/2023 ..................         Aa/AA              1,969,320

    700,000    DeKalb Private Hospital Authority, GA Rev.
                   (Emory University Project), 6 3/4% due 4/1/2017 ............................         Aa1/AA               769,321

    300,000    DeKalb Private Hospital Authority, GA Rev. (Emory University
                   Project), 7% due 4/1/2021 ..................................................         Aa1/AA               332,130

  1,000,000    Fayette County, GA School District GOs,
                   6 1/8% due 3/1/2015 ........................................................         Aa/A+              1,067,990

  3,000,000    Fulton County, GA School District GOS,
                   5 5/8% DUE 1/1/2021 ........................................................         AA3/AA             3,046,200

  2,975,000    Georgia Housing & Finance Authority Rev. (Single Family Mortgage),
                   5 1/4% due 12/1/2020 .......................................................         Aa2/AA+            2,874,237

  2,500,000    Georgia Municipal Gas Authority Rev. (Southern Storage Gas Project),
                   6.40% due 7/1/2014 .........................................................         NR/A-              2,686,025

  1,000,000    Georgia State GOs, 5 3/4% due 2/1/2011 .........................................         Aaa/AAA            1,046,280

  1,750,000    Glynn-Brunswick Memorial Hospital Authority Rev. (Southeast Georgia Health
                   Systems Project), 6% due 8/1/2016 ..........................................         Aaa/AAA            1,857,275

  1,000,000    Gwinnett County, GA School District GOs, 6.40% due 2/1/2012 ....................         Aa1/AA+            1,150,870

  1,500,000    Henry County School District, GA GOs, 6.45% due 8/1/2011 .......................         A1/A+              1,711,980

  1,000,000    Metropolitan Atlanta Rapid Transit Authority,
                   GA Sales Tax Rev., 7 1/4% due 7/1/2010 .....................................         A1/AA-             1,042,730

    500,000    Metropolitan Atlanta Rapid Transit Authority,
                   GA Sales Tax Rev., 6 1/4% due 7/1/2018 .....................................         A1/AA-               559,980

  2,000,000    Monroe County, GA Development Authority Pollution Control Rev.
                   (Georgia Power Company Plant-- Scherer Project), 6% due 7/1/2025 ...........         Aaa/AAA            2,084,360

  2,500,000    Peachtree City, GAWater &Sewerage Authority Sewer System Rev.,
                   5.60% due 3/1/2027 .........................................................         Aa3/AA             2,554,925

  2,500,000    Private Colleges & Universities Authority, GA (Spelman College Project),
                   6.20% due 6/1/2014 .........................................................         Aaa/AAA            2,722,000

  1,500,000    Private Colleges & Universities Authority, GA (Mercer University Project),
                   6 1/2% due 11/1/2015 .......................................................         Aaa/AAA            1,746,075

  3,000,000    Private Colleges & Universities Authority, GA (Agnes Scott College Project),
                   5 5/8% due 6/1/2023 ........................................................         Aa3/AA-            3,039,810

  1,500,000    Puerto Rico Highway & Transportation Authority Highway Rev.,
                   5 1/2% due 7/1/2026 ........................................................         Baa1/A             1,495,560

  1,000,000    Puerto Rico Highway & Transportation Authority Highway Rev.,
                   5 1/2% due 7/1/2036 ........................................................         Baa1/A             1,003,400

  2,000,000    Savannah, GA Airport Rev., 6 1/4% due 1/1/2015* ................................         Aaa/AAA            2,110,680
                                                                                                                         -----------
TOTAL MUNICIPAL BONDS (Cost $48,301,223)-- 96.5% .....................................................                    51,417,565
VARIABLE RATE DEMAND NOTES (Cost $1,000,000)-- 1.9% ..................................................                     1,000,000
OTHER ASSETS LESS LIABILITIES-- 1.6% .................................................................                       836,449
                                                                                                                         -----------
NET ASSETS-- 100.0% ..................................................................................                   $53,254,014
                                                                                                                         ===========


-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997



LOUISIANA SERIES

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 1,055,000    Alexandria, LA Utilities Rev., 5.30% due 5/1/2013 ..............................         Aaa/AAA         $  1,058,576

  3,000,000    Bastrop, LA Industrial Development Board Pollution Control Rev.
                   (International Paper Company Project), 6.90% due 3/1/2007 ..................         A3/A-              3,296,700

  2,500,000    Calcasieu Parish, LA Industrial Development Board (Conoco Inc. Project),
                   5 3/4% due 12/1/2026* ......................................................         Aa3/AA-            2,524,400

  2,420,000    East Baton Rouge Parish, LA Mortgage Finance Authority
                   (Single Family Mortgage Rev.), 5.40% due 10/1/2025 .........................         Aaa/NR             2,365,356

  1,000,000    East Baton Rouge Parish, LA Public Improvement Sales & Use Tax Rev.,
                   7 1/4% due 2/1/2009 ........................................................         Aaa/AAA            1,057,140

  3,000,000    East Baton Rouge Parish, LA Public Improvement Sales & Use Tax Rev.,
                   5.90% due 2/1/2018 .........................................................         Aaa/AAA            3,148,740

  2,000,000    Houma, LA Utilities Rev., 6 1/4% due 1/1/2012 ..................................         Aaa/AAA            2,149,280

  2,000,000    Jefferson Parish, LA Home Mortgage Authority
                   (Single Family Mortgage Rev.), 6% due 12/1/2024* ...........................         Aa/NR              2,026,840

  2,495,000    Louisiana Housing Finance Agency Mortgage Rev. (Single Family),
                   6.45% due 6/1/2027* ........................................................         Aaa/AAA            2,593,727

  2,500,000    Louisiana Public Facilities Authority Hospital Rev.
                   (Our Lady of Lourdes Regional Medical Center
                   Project), 6.45% due 2/1/2022 ...............................................         Aaa/AAA            2,706,150

  2,500,000    Louisiana Public Facilities Authority Rev. (Loyola University Project),
                   5 5/8% due 10/1/2016 .......................................................         Aaa/AAA            2,571,475

  2,500,000   Louisiana Public Facilities Authority Rev. (Sisters of Mercy
                   Health System, St. Louis, Inc.), 7 3/8% due 6/1/2019 .......................         Aaa/AA+            2,683,675

  3,000,000    Louisiana Public Facilities Authority Rev. (Tulane University),
                   5 3/4% due 2/15/2021 .......................................................         Aaa/AAA            3,077,640

  3,000,000    Louisiana State GOs, 6 1/2% due 5/1/2011 .......................................         Aaa/AAA            3,293,610

  2,000,000    Louisiana State University & Agricultural & Mechanical College
                   Auxiliary Rev., 5 3/4% due 7/1/2014 ........................................         Aaa/AAA            2,074,960

  2,500,000    Ouachita Parish, LAHospital Service District Rev.
                   (Glenwood Regional Medical Center), 5 3/4% due 5/15/2021 ...................         Aaa/AAA            2,579,175

    190,000    Ouachita Parish, LA Industrial Development Rev. (International Paper Company),
                   6 1/2% due 4/1/2006 ........................................................         NR/NR                190,137

  2,500,000    Saint Bernard Parish, LA Exempt Facility Rev. (Mobil Oil
                   Corporation Project), 5.90% due 11/1/2026* .................................         Aa2/AA             2,576,400

  1,250,000    Saint Charles Parish, LA Environmental Improvement Rev.
                   (Louisiana Power and Light Company Project), 6.20% due 5/1/2023* ...........         Baa2/BBB           1,282,063

  2,960,000    Saint Charles Parish, LA Waterworks & Wastewater District Utility Rev.,
                   7.15% due 7/1/2016 .........................................................         Aaa/AAA            3,287,672

  1,555,000    Shreveport, LA GOs, 7 1/2% due 4/1/2006 ........................................         Aaa/AAA            1,696,474

  1,750,000    Shreveport, LA Water & Sewer Rev., 7 1/8% due 12/1/2014 ........................         Aaa/AAA            1,794,643


-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997



LOUISIANA SERIES (CONTINUED)

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 2,050,000    Sulphur, LA Housing & Mortgage Finance Trust (Residential Mortgage Rev.),
                   7 1/4% due 12/1/2010 .......................................................         Aaa/AAA         $  2,354,486

  2,500,000    Tangipahoa Parish, LA Hospital Service District No. 1 Rev.
                   (Northoaks Medical Center), 6 1/4% due 2/1/2024 ............................         Aaa/AAA            2,672,050
                                                                                                                         -----------
TOTAL MUNICIPAL BONDS (Cost $51,697,171)-- 97.1% ....................................................                     55,061,369
VARIABLE RATE DEMAND NOTES (COST $500,000)-- 0.9% ...................................................                        500,000
OTHER ASSETS LESS LIABILITIES-- 2.0% ................................................................                      1,146,242
                                                                                                                         -----------
NET ASSETS-- 100.0% .................................................................................                    $56,707,611
                                                                                                                         ===========


MARYLAND SERIES

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 3,000,000    Anne Arundel County, MD Pollution Control Rev. (Baltimore Gas and Electric
                   Company Project), 6% due 4/1/2024 ..........................................         A2/A            $  3,097,710

  2,000,000    Baltimore, MD Consolidated Public Improvement GOs,
                   6 3/8% due 10/15/2006 ......................................................         Aaa/AAA            2,268,060

  2,500,000    Baltimore, MD Port Facilities Rev. (Consolidated Coal Sales Co. Project),
                   6 1/2% due 10/1/2011 .......................................................         Aa3/AA-            2,724,975

  2,000,000    Baltimore, MD Project and Refunding Rev. (Water Projects),
                   5 1/2% due 7/1/2026 ........................................................         Aaa/AAA            2,014,340

  2,000,000    Howard County, MD Metropolitan District Project GOs,
                   5 1/2% due 8/15/2022 .......................................................         Aaa/AA+            2,016,380

  2,000,000    Maryland Community Development Administration Dept. of Housing & Community
                   Development (Multi-Family Housing), 7.70% due 5/15/2020* ...................         Aa/NR              2,122,560

  2,465,000    Maryland Community Development Administration Dept. of Housing & Community
                   Development (Single Family Program), 6.80% due 4/1/2024* ...................         Aa/NR              2,616,326

  2,500,000    Maryland Community Development Administration Dept. of Housing & Community
                   Development (Residential Rev.), 5 7/8% due 9/1/2025* .......................         AA2/NR             2,527,850

  2,500,000    Maryland Community Development Administration Dept. of Housing & Community
                   Development (Multi-Family Housing), 6.70% due 5/15/2027 ....................         Aa/NR              2,619,300

  2,710,000    Maryland Health & Higher Educational Facilities Authority Rev.
                   (Good Samaritan Hospital), 5 3/4% due 7/1/2019 .............................         A1/A               2,786,449

  3,000,000    Maryland Health & Higher Educational Facilities Authority Rev.
                   (Johns Hopkins University), 7 1/2% due 7/1/2020 ............................         Aa2/AA-            3,135,540

  2,000,000    Maryland Health & Higher Educational Facilities Authority Rev.
                   (Suburban Hospital), 5 1/8% due 7/1/2021 ...................................         A1/A+              1,952,860

  2,750,000    Maryland Health & Higher Educational Facilities Authority Rev.
                   (Ann Arundel Medical Center), 5% due 7/1/2023 ..............................         Aaa/AAA            2,619,760

  2,500,000    Maryland Health & Higher Educational Facilities Authority Rev.
                   (Francis Scott Key Medical Center), 5% due 7/1/2023 ........................         Aaa/AAA            2,381,600

  2,000,000    Maryland Health &Higher Educational Facilities Authority Rev.
                   (Mercy Medical Center), 5 3/4% due 7/1/2026 ................................         Aaa/AAA            2,056,340


-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997



MARYLAND SERIES (CONTINUED)

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 1,000,000    Maryland National Capital Park & Planning Commission GOs
                   (Prince George's County), 6.90% due 7/1/2010 ...............................         Aa2/AA          $  1,089,440

  2,000,000    Maryland Transportation Authority Rev. (Baltimore/Washington International
                   Airport Project), 6 1/4% due 7/1/2014* .....................................         Aaa/AAA            2,143,060

  2,500,000    Maryland Transportation Authority Rev. Transportation Facilities Projects,
                   5 3/4% due 7/1/2015 ........................................................         A1/A+              2,563,350

  1,000,000    Maryland Water Quality Financing Administration Revolving Loan Fund Rev.,
                   6.70% due 9/1/2013 .........................................................         Aaa/AAA            1,106,810

  1,000,000    Maryland Water Quality Financing Administration Revolving Loan Fund Rev.,
                   7.10% due 9/1/2013 .........................................................         Aaa/AAA            1,121,130

    450,000    Montgomery County, MD Housing Opportunities Commission (Single Family
                   Mortgage Rev.), 7 3/8% due 7/1/2017 ........................................         Aa2/NR               470,966

  1,500,000    Montgomery County, MD Housing Opportunities Commission Rev.,
                   6.20% due 7/1/2026* ........................................................         Aa2/NR             1,547,340

  2,000,000    Northeast Maryland Waste Disposal Authority Solid Waste Rev.
                   (Montgomery County Resource Recovery Project),
                   6.30% due 7/1/2016* ........................................................         A/NR               2,113,880

  1,000,000    Puerto Rico Highway & Transportation Authority Highway Rev.,
                   5 1/2% due 7/1/2036 ........................................................         BAA1/A             1,003,400

     35,000    Puerto Rico Housing Finance Corporation (Single Family
                   Mortgage Rev. Portfolio 1), 7.80% due 10/15/2021 ...........................         Aaa/AAA               35,871

    630,000    Puerto Rico Housing Finance Corporation (Single Family Mortgage
                   Rev. Portfolio 1-C), 6.85% due 10/15/2023 ..................................         Aaa/AAA              665,545

  2,500,000    Washington Suburban Sanitary District, MD, 6 1/2% due 1/1/2016 .................         Aa1/AA             2,732,725
                                                                                                                         -----------
TOTAL MUNICIPAL BONDS (Cost $50,452,075)-- 98.0% ....................................................                     53,533,567
OTHER ASSETS LESS LIABILITIES-- 2.0% ................................................................                      1,077,988
                                                                                                                         -----------
NET ASSETS-- 100.0% .................................................................................                    $54,611,555
                                                                                                                         ===========


MASSACHUSETTS SERIES

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 5,000,000    Boston, MA Water & Sewer Commission General Rev., 5 1/4% due 11/1/2019 .........         A2/A            $  5,025,800

  3,000,000    Boston, MA Water & Sewer Commission General Rev., 7.10% due 11/1/2019 ..........         Aaa/AAA            3,240,270

  5,000,000    Massachusetts Bay Transportation Authority General Transportation System,
                   5 5/8% due 3/1/2026 ........................................................         A1/A+              5,033,050

  1,505,000    Massachusetts Education Loan Authority Education Loan Rev., 8% due 6/1/2002 ....         NR/AAA             1,533,384

  3,000,000    Massachusetts Health & Educational Facilities Authority Rev.
                   (Daughters of Charity National Health Systems--Carney
                   Hospital), 6% due 7/1/2009 .................................................         Aa2/AA+            3,151,680

  2,500,000    Massachusetts Health & Educational Facilities Authority Rev.
                   (Daughters of Charity National Health Systems--Carney Hospital),
                   6.10% due 7/1/2014 .........................................................         Aa2/AA+            2,645,550

  5,000,000    Massachusetts Health & Educational Facilities Authority Rev. (Newton-Wellesley
                   Hospital), 6% due 7/1/2018 .................................................         Aaa/AAA            5,251,750



-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997


MASSACHUSETTS SERIES (CONTINUED)

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 3,295,000    Massachusetts Health & Educational Facilities Authority Rev. (Tufts University),
                   7.40% due 8/1/2018 .........................................................         Aaa/A+          $  3,456,422

    705,000    Massachusetts Health & Educational Facilities Authority Rev. (Tufts University),
                   7.40% due 8/1/2018 .........................................................         A1/A+                737,684

  3,500,000    Massachusetts Health &Educational Facilities Authority Rev. (Williams College),
                   5 3/4% due 7/1/2019 ........................................................         Aa1/AA             3,598,595

 2,500,000    Massachusetts Health & Educational Facilities Authority Rev. (Suffolk University),
                   8 1/8% due 7/1/2020 ........................................................         NR/NR              2,784,800

  5,100,000    Massachusetts Health & Educational Facilities Authority Rev. (SmithCollege),
                   5 3/4% due 7/1/2024 ........................................................         Aa2/AA-            5,190,678

  5,000,000    Massachusetts Health &Educational Facilities Authority Rev. (Partners Healthcare
                   System), 5 3/8% due 7/1/2024 ...............................................         Aaa/AAA            4,912,500

  7,500,000    Massachusetts Health & Educational Facilities Authority Rev.
                   (Harvard University), 5 5/8% due 11/1/2028 .................................         Aaa/AAA            7,635,375

  4,705,000    Massachusetts Housing Finance Agency Rev. (Single Family Housing),
                   7.30% due 6/1/2014 .........................................................         Aa/A+              4,806,110

  3,500,000    Massachusetts Industrial Finance Agency Rev. (Phillips Academy),
                   5 3/8% due 9/1/2023 ........................................................         Aa1/AA+            3,463,600

  3,000,000    Massachusetts Industrial Finance Agency Rev. (College of The Holy Cross),
                   5 5/8% due 3/1/2026 ........................................................         Aaa/AAA            3,045,930

  3,000,000    Massachusetts Industrial Finance Agency Rev. (Suffolk University),
                   5 1/4% due 7/1/2027 ........................................................         Aaa/AAA            2,924,820

  2,000,000    Massachusetts Industrial Finance Agency Electric Utility Rev.
                   (Nantucket Electric Company Project), 5 7/8% due 7/1/2017* .................         Aaa/AAA            2,082,340

  3,000,000    Massachusetts Port Authority Special Facilities Rev. (BOSFUEL Project),
                   5 3/4% due 7/1/2039* .......................................................         Aaa/AAA            3,022,650

  2,500,000    Massachusetts Special Obligation Rev. (Highway Improvement Loan),
                   5.80% due 6/1/2014 .........................................................         Aa3/AA             2,713,200

  5,000,000    Massachusetts State Consolidated Loan GOs, 5 1/8% due 11/1/2013 ................         Aaa/AAA            4,980,250

  8,475,000    Massachusetts State Port Authority Rev., 7 1/8% due 7/1/2012 ...................         Aa3/AA             8,538,817

  5,000,000    Massachusetts Water Pollution Abatement Trust Pool Loan Program,
                   5 5/8% due 2/1/2016 ........................................................         Aaa/AAA            5,197,300

  5,500,000    Massachusetts Water Resources Authority General Rev.,
                   5.60% due 11/1/2026 ........................................................         Aaa/AAA            5,576,835

    730,000    Puerto Rico Electric Power Authority Power Rev.,
                   7 1/8% due 7/1/2014 ........................................................         Baa1/BBB+            779,297

  4,000,000    Puerto Rico Highway & Transportation Authority Highway Rev.,
                   5 1/2% due 7/1/2036 ........................................................         Baa1/A             4,013,600

  2,750,000    Puerto Rico Port Authority Rev., 6% due 7/1/2021* ..............................         Aaa/AAA            2,806,045
                                                                                                                        ------------
TOTAL MUNICIPAL BONDS (Cost $103,585,106)-- 97.2% ...................................................                    108,148,332
VARIABLE RATE DEMAND NOTES (Cost $1,800,000)-- 1.6% .................................................                      1,800,000
OTHER ASSETS LESS LIABILITIES-- 1.2% ................................................................                      1,307,323
                                                                                                                        ------------
NET ASSETS-- 100.0% .................................................................................                   $111,255,655
                                                                                                                        ============

-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997



MICHIGAN SERIES

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 5,000,000    Capital Region Airport Authority, MI Airport Rev.,
                   6.70% due 7/1/2021* ........................................................         Aaa/AAA         $  5,445,300

  5,000,000    Detroit, MI GOs, 5 1/2% due 4/1/2016 ...........................................         Aaa/AAA            5,027,750

  6,000,000    Detroit, MI Water Supply System Rev.,
                   6 1/4% due 7/1/2012 ........................................................         Aaa/AAA            6,479,700

  3,000,000    Grand Haven, MI Electric System Rev.,
                   5 1/4% due 7/1/2013 ........................................................         Aaa/AAA            2,993,370

  5,000,000    Grand Rapids, MI Water Supply System Rev., 5 3/4% due 1/1/2018 .................         Aaa/AAA            5,063,000

  1,000,000    Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare
                   Obligated Group), 6 1/4% due 7/1/2012 ......................................         Aaa/AAA            1,065,830

  1,500,000    Grand Traverse County, MI Hospital Finance Authority (Munson Healthcare
                   Obligated Group), 6 1/4% due 7/1/2022 ......................................         Aaa/AAA            1,590,885

  3,000,000    Holland School District, MI GOs (School Building and Site Bonds),
                   7 3/8% due 5/1/2019 ........................................................         NR/NR              3,090,750

  5,000,000    Kent County, MI Airport Rev., 6.10% due 1/1/2025* ..............................         Aa/AAA             5,304,100

  5,000,000    Kent County, MI Refuse Disposal System GOs, 8.40% due 11/1/2010 ................         Aa2/AAA            5,144,100

  2,775,000    Kentwood, MI Public Schools Building & Site GOs, 6.40% due 5/1/2015 ............         Aa2/A+             3,060,742

  3,000,000    Lansing, MIBuilding Authority Rev., 5.60% due 6/1/2019 .........................         A1/AA+             3,060,330

  3,250,000    Marquette, MIHospital Finance Authority Hospital Rev.
                   (Marquette General Hospital), 6.10% due 4/1/2019 ...........................         Aaa/AAA            3,441,230

  3,000,000    Michigan Public Power Agency Rev. (Belle River Project),
                   5 1/4% due 1/1/2018 ........................................................         A1/AA-             2,912,370

  3,000,000    Michigan State Building Authority Rev., 6 1/4% due 10/1/2020 ...................         A1/AA-             3,186,000

  6,000,000    Michigan State GOs (Environmental Protection Program), 5.40% due 11/1/2019 .....         Aa2/AA             6,033,900

  5,000,000    Michigan State Hospital Finance Authority Hospital Rev.
                   (St. John Hospital), 5 3/4% due 5/15/2016 ..................................         Aaa/AAA            5,117,250

  5,000,000    Michigan State Hospital Finance Authority Hospital Rev.
                   (Henry Ford Health System), 5 3/4% due 9/1/2017 ............................         Aaa/AAA            5,102,550

  5,000,000   Michigan State Hospital Finance Authority Hospital Rev.
                   (Detroit Medical Center), 6 1/2% DUE 8/15/2018 .............................         A2/A               5,373,200

  2,000,000    Michigan State Hospital Finance Authority Hospital Rev. (St. John Hospital),
                   5 1/4% due 5/15/2026 .......................................................         Aaa/AAA            1,925,400

  5,000,000    Michigan State Hospital Finance Authority Hospital Rev. (Mercy Health Services
                   Obligated Group), 5 3/4% due 8/15/2026 .....................................         Aa3/AA-            5,081,400

  5,000,000    Michigan State Hospital Finance Authority Hospital Rev.
                   (Sparrow Obligated Group), 6% due 11/15/2036 ...............................         Aaa/AAA            5,265,200

  2,500,000    Michigan State Housing Development Authority Rev. (Single Family Mortgage),
                   6.80% due 12/1/2016 ........................................................         NR/AA+             2,658,050

  5,000,000    Michigan State Housing Development Authority Rev. (Rental Housing),
                   6.65% due 4/1/2023 .........................................................         NR/A+              5,215,500

  4,000,000    Michigan State Housing Development Authority Rev. (Single Family Mortgage),
                   6.05% due 12/1/2027 ........................................................         NR/AA+             4,123,280

  3,000,000    Michigan State Strategic Fund Pollution Control Rev.
                   (Detroit Edison Company), 6 1/2% due 2/15/2016 .............................         Aaa/AAA            3,277,530


-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997



MICHIGAN SERIES (CONTINUED)

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 6,000,000    Michigan State Strategic Fund Pollution Control Rev. (General Motors Corp.),
                   6.20% due 9/1/2020 .........................................................         A3/A-           $  6,310,440

  7,500,000    Michigan State Trunk Line Rev., 5.80% due 11/15/2024 ...........................         Aaa/AAA            7,718,850

  2,000,000    Midland, MI Water Supply System Rev., 7.20% due 4/1/2010 .......................         A/A                2,164,240

  6,300,000    Oxford, MI Area Community Schools GOs, 5 1/2% due 5/1/2021 .....................         Aaa/AAA            6,319,719

  5,000,000    University of Michigan Hospital Rev., 6 3/8% due 12/1/2024 .....................         Aa2/AA             5,178,050

  5,000,000    Wayne, MI State University Rev., 5.65% due 11/15/2015 ..........................         Aaa/AAA            5,113,100

  3,000,000    Wyandotte, MI Electric Rev., 6 1/4% due 10/1/2017 ..............................         Aaa/AAA            3,222,090

                                                                                                                        ------------
TOTAL MUNICIPAL BONDS (Cost $133,829,878)-- 97.8% ..................................................                     142,065,206
VARIABLE RATE DEMAND NOTES (Cost $800,000)-- 0.6% ..................................................                         800,000
OTHER ASSETS LESS LIABILITIES-- 1.6% ...............................................................                       2,350,143
                                                                                                                        ------------
NET ASSETS-- 100.0% ................................................................................                    $145,215,349
                                                                                                                        ============


MINNESOTA SERIES

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 6,250,000    Becker, MN Pollution Control Rev. (Northern States Power Company),
                   6.80% due 4/1/2007 .........................................................         A2/A+           $  6,587,437

  1,500,000    Buffalo, MN Independent School District GOs, 6.15% due 2/1/2022 ................         Aaa/AAA            1,578,360

  1,500,000    Cloquet, MN Pollution Control Rev. (Potlatch Corporation Projects),
                   5.90% due 10/1/2026 ........................................................         NR/A-              1,547,040

  3,000,000    Dakota County, MN GOs Capital Improvement, 7.30% due 2/1/2008 ..................         Aa3/NR             3,032,970

  5,000,000    Edina, MN Housing Development Rev. (Edina Park Plaza Project),
                   7.70% due 12/1/2028 ........................................................         Aa/NR              5,230,800

  3,545,000    Fridley, MN Independent School District Gos, 5.35% Due 2/1/2021 ................         Aaa/AAA            3,493,633

  1,200,000    Lakeville, MN Independent School District GOs, 6.70% due 2/1/2015 ..............         Aaa/AAA            1,240,236

  7,500,000    Minneapolis, MN Community Development Agency Tax Increment Rev.,
                   Zero Coupon Bond due 9/1/2003 ..............................................         Aaa/AAA            5,769,825

  1,400,000    Minneapolis-St. Paul Metropolitan Area (Metropolitan Council of
                   the Twin Cities), MN, 5 1/2% due 12/1/2012 .................................         Aaa/AAA            1,444,940

  5,000,000    Minneapolis-St. Paul, MN Housing & Redevelopment Authority Health Care Rev.
                   (Children's Health Care), 5 1/2% due 8/15/2025 .............................         Aaa/AAA            4,957,400

  1,500,000    Minneapolis, MN GOs, 6% due 3/1/2016 ...........................................         Aaa/AAA            1,574,625

  2,000,000    Minneapolis, MN Hospital Facilities Rev. (Lifespan, Inc. --
                   Abbott-Northwestern Hospital, Inc.), 7 7/8% due 12/1/2014 ..................         Aaa/AAA            2,053,460

  4,300,000    Minneapolis, MN Special School District GOs, 5% due 2/1/2014 ...................         Aa1/AA+            4,261,816

  1,500,000    Minneapolis, MN Tax Increment Rev., 7% due 3/1/2003 ............................         Aaa/AAA            1,519,020

  2,775,000    Minnesota Higher Education Facilities Authority Rev. (University
                   of St. Thomas), 5.40% due 4/1/2022 .........................................         A2/NR              2,767,508


-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997


MINNESOTA SERIES (CONTINUED)

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$   830,000    Minnesota Housing Finance Agency (Housing Development),
                   6 1/4% due 2/1/2020 ........................................................         Aa2/AA          $    840,973

  5,000,000    Minnesota Housing Finance Agency (Single Family Mortgage),
                   6.85% due 1/1/2024* ........................................................         Aa2/AA+            5,277,900

  5,500,000    Minnesota Public Facilities Authority Water Pollution Control Rev.,
                   7.10% due 3/1/2012 .........................................................         Aaa/AAA            5,982,515

  5,000,000    Minnesota State GOs, 5.70% due 5/1/2016 ........................................         Aaa/AAA            5,181,600

  5,000,000    North Saint Paul/Maplewood, MN Independent School District GOs,
                   5 1/8% due 2/1/2025 ........................................................         Aa1/AA+            4,839,000

  5,000,000    Northern Municipal Power Agency, MN Electric System Rev.,
                   7 1/4% due 1/1/2016 ........................................................         A2/A               5,285,650

  2,500,000    Northern Municipal Power Agency, MN Electric System Rev.,
                   7.40% due 1/1/2018 .........................................................         AAA/AAA            2,653,075

  2,500,000    Northfield, MNIndependent School District GOs, 5 1/4% due 2/1/2017 .............         Aa1/NR             2,490,800

  2,000,000    Ramsey & Washington Counties, MN Resource Recovery Rev.
                   (Northern States Power Company Project), 6 3/4% due 12/1/2006 ..............         A1/AA-             2,066,480

  4,000,000    Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo Medical Center),
                   7.45% due 11/15/2006 .......................................................         NR/AA+             4,384,120

  4,500,000    Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo Medical Center),
                   6 1/4% due 11/15/2014 ......................................................         NR/AA+             4,825,350

  1,000,000    Rochester, MN Health Care Facilities Rev. (Mayo Foundation/Mayo Medical Center),
                   6 1/4% due 11/15/2021 ......................................................         NR/AA+             1,068,540

  2,575,000    Rochester, MN Independent School District GOs, 5 5/8% due 2/1/2016 .............         Aaa/AA+            2,658,610

  2,715,000    Rochester, MN Independent School District GOs, 5 5/8% due 2/1/2017 .............         Aaa/AA+            2,795,744

  1,000,000    Saint Cloud, MNHospital Facilities Rev. (Saint Cloud Hospital),
                   5% due 7/1/2020 ............................................................         Aaa/AAA              946,630

    223,857    Saint Paul, MN Science Museum Facilities Rev. (Science Museum of
                   Minnesota Project), 7 1/2% due 12/15/2001 ..................................         NR/AAA               239,660

     45,000    Saint Paul Port Authority, MN Industrial Development Rev.
                   Series E, 9 1/8% due 10/1/2000 .............................................         NR/CCC                44,826

      5,000    Saint Paul Port Authority, MN Industrial Development
                   Rev. Series H, 9 1/8% due 12/1/2000 ........................................         NR/CCC                 4,979

     55,000    Saint Paul Port Authority, MN Industrial Development
                   Rev. Series I, 9 1/8% due 12/1/2000 ........................................         NR/CCC                54,765

     50,000    Saint Paul Port Authority, MN Industrial Development
                   Rev. Series E, 9 1/8% due 10/1/2001 ........................................         NR/CCC                49,672

     10,000    Saint Paul Port Authority, MN Industrial Development
                   Rev. Series H, 9 1/8% due 12/1/2001 ........................................         NR/CCC                 9,930

     55,000    Saint Paul Port Authority, MN Industrial Development
                   Rev. Series I, 9 1/8% due 12/1/2001 ........................................         NR/CCC                54,614

      5,000    Saint Paul Port Authority, MN Industrial Development
                   Rev. Series L, 9 3/4% due 12/1/2001 ........................................         NR/CCC                 5,071

     50,000    Saint Paul Port Authority, MN Industrial Development
                   Rev. Series E, 9 1/8% due 10/1/2002 ........................................         NR/CCC                49,510

     10,000    Saint Paul Port Authority, MN Industrial Development
                   Rev. Series H, 9 1/8% due 12/1/2002 ........................................         NR/CCC                 9,897

     60,000    Saint Paul Port Authority, MN Industrial Development
                   Rev. Series I, 9 1/8% due 12/1/2002 ........................................         NR/CCC                59,383

     10,000    Saint Paul Port Authority, MN Industrial Development
                   Rev. Series L, 9 3/4% due 12/1/2002 ........................................         NR/CCC                10,148

  1,500,000    Southern Minnesota Municipal Power Agency -- Power Supply System Rev.,
                   5 3/4% due 1/1/2018 ........................................................         A2/A+              1,513,110

    750,000    Southern Minnesota Municipal Power Agency -- Power Supply System Rev.,
                   5 3/4% due 1/1/2018 ........................................................         AAA/AAA              773,212


-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997



MINNESOTA SERIES (CONTINUED)

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 1,500,000    Southern Minnesota Municipal Power Agency -- Power Supply System Rev.,
                   4 3/4% due 1/1/2016 ........................................................         A2/A+           $  1,382,685

  3,500,000    Washington County, MN GOs, 5.90% due 2/1/2010 ..................................         Aa2/AA-            3,641,330

  3,090,000    Western Minnesota Municipal Power Agency-- Power Supply
                   Rev., 5 1/2% due 1/1/2015 ..................................................         A1/A               3,089,938

  9,580,000    Western Minnesota Municipal Power Agency-- Power Supply
                   Rev., 6 3/8% due 1/1/2016 ..................................................         Aaa/AAA           10,701,052
                                                                                                                       ------------
TOTAL MUNICIPAL BONDS (Cost $112,978,728)-- 97.2% ...................................................                    120,049,839
VARIABLE RATE DEMAND NOTES (Cost $1,900,000)-- 1.6% .................................................                      1,900,000
OTHER ASSETS LESS LIABILITIES-- 1.2% ................................................................                      1,523,460
                                                                                                                        ------------
NET ASSETS-- 100.0% .................................................................................                   $123,473,299
                                                                                                                        ============



MISSOURI SERIES

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 2,000,000    Columbia, MO Water and Electric System Improvement
                   Rev., 6 1/8% due 10/1/2012 .................................................         A1/AA           $  2,127,000

  2,500,000    Curators of the University of Missouri Health Facilities Rev.
                   (University of Missouri Health System), 5.60% due 11/1/2026 ................         Aaa/AAA            2,530,775

  1,500,000    Hannibal, MO Industrial Development Authority Health Facilities Rev.
                   (Hannibal Regional Hospital), 5 3/4% due 3/1/2022 ..........................         Aaa/AAA            1,541,340

  3,775,000    Kansas City, MO Water Rev., 6 1/4% due 12/1/2009 ...............................         Aa/NR              3,828,190

  1,500,000    Kansas City School District Building Corporation, MO Leasehold Rev.,
                   7.90% due 2/1/2008 .........................................................         Aaa/AAA            1,550,355

  1,000,000    Liberty, MO Waterworks Improvement Rev., 6.30% due 10/1/2012 ...................         Aaa/AAA            1,074,740

  2,000,000    Little Blue Valley, MO Sewer District Rev., 7 1/4% due 10/1/2007 ...............         Aaa/AAA            2,063,460

    565,000    Missouri School Boards Pooled Financing Program Certificates of Participation,
                   7 3/8% due 3/1/2006 ........................................................         Aaa/AAA              584,029

  1,270,000    Missouri School Boards Pooled Financing Program Certificates of Participation,
                   7% due 3/1/2006 ............................................................         Aaa/AAA            1,310,818

  1,000,000    Missouri State Environmental Improvement & Energy Resources Authority Rev.
                   (State Revolving Fund Program), 6.55% due 7/1/2014 .........................         Aa1/NR             1,087,670

  2,500,000    Missouri State Environmental Improvement & Energy Resources Authority Rev.
                   (Union Electric Company Project), 5.45% due 10/1/2028* .....................         A1/AA-             2,495,525

  2,500,000    Missouri State Environmental Improvement & Energy Resources
                   Authority-- Water Pollution Control Rev. (State Revolving
                   Fund Program), 5.40% due 7/1/2015 ..........................................         Aa1/NR             2,515,500

  2,000,000    Missouri State GOs, 5 5/8% due 4/1/2017 ........................................         Aaa/AAA            2,076,780

  2,500,000    Missouri State Health & Educational Facilities Authority Rev.
                   (Lester E. Cox Medical Centers Project), 5 1/4% due 6/1/2015 ...............         Aaa/AAA            2,534,400

  1,500,000    Missouri State Health & Educational Facilities Authority Rev.
                   (Sisters of Mercy Health System, St. Louis, Inc.),
                   6 1/4% due 6/1/2015 ........................................................         Aa1/AA+            1,589,310


-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997

MISSOURI SERIES (CONTINUED)

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 3,500,000    Missouri State Health & Educational Facilities Authority Rev.
                   (SSM Health Care), 6 1/4% due 6/1/2016 .....................................         Aaa/AAA         $  3,715,880

  1,000,000    Missouri State Health & Educational Facilities Authority Rev.
                   (Sisters of Mercy Health System, St. Louis, Inc.), 7 1/4% due 6/1/2019 .....         Aaa/AA             1,070,960

  1,000,000    Missouri State Health & Educational Facilities Authority Rev.
                   (Sisters of Mercy Health System, St. Louis, Inc.), 5% due 6/1/2019 .........         Aa1/AA+              955,340

  2,500,000    Missouri State Health Facilities Rev. (Barnes-Jewish, Inc./
                   Christian Health Services), 5 1/4% due 5/15/2021 ...........................         Aa2/AA             2,459,950

    860,000    Missouri State Housing Development Commission Housing Development Bonds
                   (Federally Insured Mortgage Loans), 6% due 10/15/2019 ......................         Aa2/AA+              873,889

  1,935,000    Missouri State Housing Development Commission Single Family Mortgage Rev.
                   (Homeownership Loan Program), 6 1/8% due 3/1/2028* .........................         NR/AAA             1,992,682

  1,500,000    St. Louis, MO Industrial Development Authority Pollution Control Rev.
                   (Anheuser-Busch Companies, Inc. Project), 6.65% due 5/1/2016 ...............         A1/A+              1,768,995

  1,500,000    St. Louis, MO Municipal Finance Corporation City Justice Center Leasehold
                   Improvement Rev., 5.95% due 2/15/2016 ......................................         Aaa/AAA            1,589,970

  2,400,000    Southeast Missouri Correctional Facility Lease Rev. (Missouri State Project),
                   5 3/4% due 10/15/2016 ......................................................         Aa/AA              2,461,032

  2,500,000    Springfield, MO Waterworks Rev., 5.60% due 5/1/2023 ............................         Aa/A+              2,513,650

  2,750,000    University of Missouri Systems Facilities Rev., 5 1/2% due 11/1/2023 ...........         Aa2/AA+            2,756,958
                                                                                                                         -----------
TOTAL MUNICIPAL BONDS (Cost $48,548,638)-- 95.9% .....................................................                    51,069,198
VARIABLE RATE DEMAND NOTES (Cost $1,000,000)-- 1.9% ..................................................                     1,000,000
OTHER ASSETS LESS LIABILITIES-- 2.2% .................................................................                     1,170,528
                                                                                                                         -----------
NET ASSETS-- 100.0% ..................................................................................                   $53,239,726
                                                                                                                         ===========

NEW YORK SERIES

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 4,000,000    Metropolitan Transportation Authority, NY
                   (Commuter Facilities Rev.), 6 1/2% due 7/1/2024 ............................         Baa1/BBB+       $  4,538,040

  3,900,000    Metropolitan Transportation Authority, NY (Transit Facilities Rev.),
                   6.10% due 7/1/2026 .........................................................         Aaa/AAA            4,156,152

  4,000,000    New York City Municipal Water Finance Authority, NY Water & Sewer System Rev.,
                   6 1/4% due 6/15/2020 .......................................................         A2/A-              4,322,200

  1,775,000    New York City, NY GOs, 7 1/4% due 8/15/2024 ....................................         Baa1/BBB+          1,930,898

    660,000    New York City, NY GOs, 7 1/4% due 8/15/2024 ....................................         Aaa/BBB+             732,501

  1,500,000    New York City, NY GOs, 6% due 8/1/2026 .........................................         Baa1/BBB+          1,544,430


-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997



NEW YORK SERIES (CONTINUED)

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 2,500,000    New York City, NY Industrial Development Agency Civic Facility Rev.
                   (The Nightingale-Bamford School Project), 5.85% due 1/15/2020 ..............         A3/A            $  2,560,775

  2,000,000    New York City, NY Trust for Cultural Resources Rev. (American Museum of
                   Natural History), 5.65% due 4/1/2027 .......................................         Aaa/AAA            2,045,860

  3,500,000    New York State Dormitory Authority Rev. (Rockefeller University),
                   7 3/8% due 7/1/2014 ........................................................         Aaa/AAA            3,662,960

  4,000,000    New York State Dormitory Authority Rev. (Fordham University),
                   5 3/4% due 7/1/2015 ........................................................         Aaa/AAA            4,158,480

  4,000,000    New York State Dormitory Authority Rev. (Rochester Institute of Technology),
                   5 1/2% due 7/1/2018 ........................................................         Aaa/AAA            4,041,040

  3,500,000    New York State Dormitory Authority Rev. (Mental Health Services Facilities
                   Improvement), 5 3/4% due 8/15/2022 .........................................         Baa1/A-            3,522,960

  4,000,000    New York State Dormitory Authority Rev. (Skidmore College),
                   5 3/8% due 7/1/2023 ........................................................         Aaa/AAA            3,904,320

  2,500,000    New York State Energy Research &Development Authority Gas Facilities Rev.
                   (Brooklyn Union Gas), 6 3/4% due 2/1/2024* .................................         Aaa/AAA            2,734,025

  3,000,000    New York State Environmental Facilities Corporation Pollution Control Rev.
                   (State Water-- Revolving Fund), 6.90% due 11/15/2015 .......................         Aaa/AAA            3,446,460

  3,000,000    New York State Housing Finance Agency Rev. (Phillips Village Project),
                   7 3/4% due 8/15/2017* ......................................................         A2/NR              3,328,680

  3,000,000    New York State Local Government Assistance Corp., 6% due 4/1/2024 ..............         A3/A+              3,168,960

  2,000,000    New York State Medical Care Facilities Finance Agency Rev.
                   (The Hospital for Special Surgery), 6 3/8% due 8/15/2024 ...................         Aa2/AA             2,163,560

  2,000,000    New York State Mortgage Agency (Homeownership Mortgage),
                   7 1/2% due 4/1/2016 ........................................................         Aa2/NR             2,100,340

  3,000,000    New York State Power Authority General Purpose Rev.,
                   6 1/2% due 1/1/2019 ........................................................         Aaa/AAA            3,278,070

  4,000,000    New York State Thruway Authority Service Contract Rev.,
                   6 1/4% due 4/1/2014 ........................................................         Baa1/BBB+          4,283,920

  4,000,000    New York State Thruway Authority General Rev., 6% due 1/1/2025 .................         Aaa/AAA            4,205,320

  4,000,000    Onondaga County, NY Industrial Development Agency Sewer Facilities Rev.
                   (Bristol Myers-Squibb Co. Project), 5 3/4% due 3/1/2024* ...................         Aaa/AAA            4,254,160

  2,250,000    Port Authority of New York and New Jersey Consolidated Rev., 6 1/8% due 6/1/2094         A1/AA-             2,492,573

  1,000,000    Puerto Rico Highway & Transportation Authority Rev., 5 1/2% due 7/1/2026 .......         Baa1/A               997,040

  5,000,000    United Nations Development Corporation, NY (A Public Benefit Corporation
                   of the State of New York Senior Lien), 6% due 7/1/2026 .....................         A2/NR              5,512,450
                                                                                                                         -----------
TOTAL MUNICIPAL BONDS (COST $77,416,122)-- 97.6% ....................................................                     83,086,174
VARIABLE RATE DEMAND NOTES (Cost $900,000)-- 1.1% ...................................................                        900,000
                                                                                                                         -----------
OTHER ASSETS LESS LIABILITIES-- 1.3% ................................................................                      1,113,456
                                                                                                                         -----------
NET ASSETS-- 100.0% .................................................................................                    $85,099,630
                                                                                                                         ===========


-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997

OHIO SERIES

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 2,000,000    Barberton, OH Sewer System Mortgage Rev., 6 5/8% due 12/1/2006 .................         Aaa/AAA         $  2,048,840

  2,250,000    Beavercreek Local School District, OH GOs (School Improvement Bonds),
                   5.70% due 12/1/2020 ........................................................         Aaa/AAA            2,321,662

  3,450,000    Big Walnut Local School District, OH School Building Construction & Improvement
                   GOs, 7.20% due 6/1/2007 ....................................................         Aaa/AAA            3,857,549

  5,000,000    Cleveland, OH Waterworks Improvement Rev., 5 3/4% due 1/1/2021 .................         Aaa/AAA            5,183,750

  4,000,000    Columbus, OH GOs, 6 1/2% due 1/1/2010 ..........................................         Aaa/AAA            4,356,120

  4,500,000    Columbus, OH Municipal Airport Authority Rev. (Port Columbus International
                   Airport Project), 6% due 1/1/2020* .........................................         Aaa/AAA            4,644,180

  3,000,000    DAYTON, OH WATER SYSTEM MORTGAGE REV., 6 3/4% DUE 12/1/2010 ....................         AAA/AAA            3,073,890

  7,000,000    Erie County, OH Franciscan Services Corp. Rev. (Providence Hospital Inc.),
                   6% due 1/1/2013 ............................................................         NR/A-              7,168,350

  7,000,000    Franklin County, OH GOs, 5 3/8% due 12/1/2020 ..................................         Aaa/AAA            7,068,600

  7,500,000    Franklin County, OH Hospital Rev. (Riverside United Methodist Hospital),
                   5 3/4% due 5/15/2020 .......................................................         Aa3/NR             7,610,325

  4,000,000    Franklin County, OH Hospital Rev. (Holy Cross Health System Corporation),
                   5 7/8% due 6/1/2021 ........................................................         Aa3/AA             4,145,640

  5,000,000    Hamilton County, OH Health Care System Rev. (Sisters of Charity Health Care),
                   6 1/4% due 5/15/2014 .......................................................         Aaa/AAA            5,310,400

  2,500,000    Hamilton County, OH Sewer System Rev., 5 1/2% due 12/1/2017 ....................         Aaa/AAA            2,524,350

  7,000,000    Hamilton, OH Electric System Mortgage Rev., 6% due 10/15/2023 ..................         Aaa/AAA            7,364,350

  4,000,000    Hudson Local School District, OH GOs, 7.10% due 12/15/2013 .....................         A1/NR              4,423,400

  1,095,000    Lake County, OH Hospital Improvement Rev. (Lake Hospital System Inc.),
                   8% due 1/1/2013 ............................................................         Aaa/AAA            1,120,349

  4,830,000    Mount Vernon, OH Hospital Rev. (Knox Community Hospital),
                   7 7/8% due 6/1/2012 ........................................................         NR/NR              4,961,424

  2,500,000    Northeast, OH Regional Sewer District Wastewater Rev.,
                   5.60% due 11/15/2013 .......................................................         Aaa/AAA            2,605,175

  5,000,000    Ohio Air Quality Development Authority Pollution Control Rev.
                   (Ohio Edison Company Project), 7.45% due 3/1/2016 ..........................         Aaa/AAA            5,440,600

  2,000,000    Ohio Air Quality Development Authority Rev. (Cincinnati Gas & Electric
                   Company Project), 5.45% due 1/1/2024 .......................................         Aaa/AAA            1,986,000

  6,500,000    Ohio Air Quality Development Authority Rev. (JMG Project),
                   6 3/8% due 1/1/2029* .......................................................         Aaa/AAA            6,980,740

  4,430,000    Ohio Housing Finance Agency Residential Mortgage Rev. (Mortgage-Backed
                   Securities Program), 6.10% due 9/1/2028* ...................................         NR/AAA             4,641,444

-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997

OHIO SERIES (CONTINUED)

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 3,000,000    Ohio State GOs Infrastructure Improvement, 6 1/2% due 8/1/2011 .................         Aa1/AA+         $  3,227,700

  1,205,000   Ohio State Higher Educational Facilities Commission Rev.
                   (University of Dayton Project), 7 1/4% due 12/1/2000 .......................         Aaa/AAA            1,337,454

    295,000    Ohio State Higher Educational Facilities Commission Rev.
                   (University of Dayton Project), 7 1/4% due 12/1/2012 .......................         Aaa/AAA              326,031

  3,000,000    Ohio State Higher Educational Facilities Commission Rev.
                   (University of Dayton Project), 5.40% due 12/1/2022 ........................         Aaa/AAA            2,995,650

  3,000,000    Ohio State Higher Educational Facilities Commission Rev.
                   (Oberlin College Project), 5 3/8% due 10/1/2015 ............................         NR/AA              3,010,620

  2,000,000    Ohio State Liquor Profits Rev., 6.85% due 3/1/2000 .............................         Aaa/AAA            2,126,800

  6,000,000    Ohio State Public Facilities Commission Rev. (Higher Education
                   Capital Facilities), 6.30% due 5/1/2006 ....................................         Aaa/AAA            6,449,820

  2,455,000    Ohio State Water Development Authority Rev. (Safe Water),
                   9 3/8% due 12/1/2010 .......................................................         Aaa/AAA            3,099,757

  2,500,000    Ohio State Water Development Authority Solid Waste Disposal Rev.
                   (North Star BHP Steel, L.L.C. Project-- Cargill, Incorporated, Guarantor),
                   6.30% due 9/1/2020* ........................................................         Aa3/AA-            2,669,925

  8,000,000    Ohio State Water Development Authority Water Development Rev.
                   (Dayton Power & Light Co. Project), 6.40% due 8/15/2027 ....................         Aa3/AA-            8,599,040

  3,000,000    Ohio Turnpike Commission, OH Turnpike Rev., 5.70% due 2/15/2017 ................         Aaa/AAA            3,103,830

  2,955,000    Pickerington Local School District, OH School Building Construction GOs,
                   8% due 12/1/2005 ...........................................................         Aaa/AAA            3,422,717

  4,000,000    Puerto Rico Highway & Transportation Authority Highway Rev.,
                   5 1/2% due 7/1/2036 ........................................................         Baa1/A             4,013,600

    775,000    Toledo, OH Sewer System Rev., 7 3/4% due 11/15/2017 ............................         Aaa/AAA              821,965

    560,000    Toledo, OH Waterworks Rev., 7 3/4% due 11/15/2017 ..............................         Aaa/AAA              593,936

  2,500,000    Twinsburg City School District, OH School Improvement GOs,
                   5.90% due 12/1/2021 ........................................................         Aaa/AAA            2,627,175

  3,000,000    University of Toledo, OH General Receipts Bonds,
                   7.10% due 6/1/2010 .........................................................         Aaa/AAA            3,278,190

  2,000,000    Worthington City School District, OH School Building Construction
                   & Improvement GOs, 8 3/4% due 12/1/2002 ....................................         Aaa/AAA            2,225,380
                                                                                                                        ------------
TOTAL MUNICIPAL BONDS (Cost $143,525,556)-- 98.2% ..................................................                     152,766,728
VARIABLE RATE DEMAND NOTES (Cost $700,000)-- 0.4% ..................................................                         700,000
OTHER ASSETS LESS LIABILITIES-- 1.4% ...............................................................                       2,112,466
                                                                                                                        ------------
NET ASSETS-- 100.0% ................................................................................                    $155,579,194
                                                                                                                        ============

-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997



OREGON SERIES

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 1,000,000    Albany, OR GOs Water Bonds, 6 5/8% due 11/1/2009 ...............................         Aaa/AAA         $  1,002,260

  2,000,000    Chemeketa, OR Community College District GOs,
                   5.95% due 6/1/2016 .........................................................         Aaa/AAA            2,131,900

  2,000,000    Eugene, OR Electric Utility Rev., 5.80% due 8/1/2022 ...........................         Aaa/AAA            2,072,520

  1,500,000    Eugene, OR Trojan Nuclear Project Rev., 5.90% due 9/1/2009 .....................         Aa1/AA-            1,501,680

    730,000    Eugene, OR Water Utility System Rev., 6.55% due 8/1/2003 .......................         A1/AA-               742,454

  2,500,000    Hillsboro, OR Hospital Facilities Authority Rev. (Tuality Healthcare),
                   5 3/4% due 10/1/2012 .......................................................         NR/BBB+            2,512,200

  1,000,000    Metropolitan Service District, OR GOs (Oregon Convention Center),
                   6 1/4% due 1/1/2013 ........................................................         Aa/AA+             1,056,430

  1,250,000    Multnomah County School District, OR GOs, 6.80% due 12/15/2004 .................         Aa/A+              1,257,712

  1,750,000    Multnomah County School District, OR GOs, 5 1/2% due 6/1/2015 ..................         A1/A+              1,754,637

  2,000,000    North Clackamas Parks & Recreation District -- Clackamas County, OR Rev.
                   (Recreational Facilities), 5.70% due 4/1/2013 ..............................         NR/A-              2,041,560

  2,000,000    North Wasco County People's Utility District-- Wasco County, OR Rev.
                   (Bonneville Power Administration), 5.20% due 12/1/2024 .....................         Aa1/AA-            1,957,140

    750,000    Ontario, Or Hospital Facility Authority Health Facilities Rev.
                   Catholic Health  Corporation (Dominican Sisters of Ontario Inc.,
                   D.B.A. Holy Rosary Medical Center Project), 6.10% DUE 11/15/2017 ...........         A1/AA-               782,453

  2,500,000    Oregon Department of Administrative Services Certificates of Participation,
                   5.80% due 5/1/2024 .........................................................         Aaa/AAA            2,596,050

  1,000,000    Oregon Department of Transportation Regional Light Rail Extension Rev.,
                   6.20% due 6/1/2008 .........................................................         Aaa/AAA            1,104,480

  2,500,000    Oregon Health, Housing, Educational &Cultural Facilities Authority Rev.
                   (Reed College Project), 5 3/8% due 7/1/2025 ................................         NR/A+              2,487,275

  1,250,000    Oregon Health Sciences University Rev., 5 1/4% due 7/1/2028 ....................         Aaa/AAA            1,223,750

     10,000    Oregon Housing Agency Mortgage Rev. (Single Family Mortgage Program),
                   7 3/8% due 7/1/2020* .......................................................         Aa2/NR                10,418

  2,000,000    Oregon Housing & Community Services Department Housing & Finance Rev.
                   (Assisted or Insured Multi-Unit Program), 5 3/4% due 7/1/2012 ..............         A1/A+              2,028,500

    925,000    Oregon Housing & Community Services Department Mortgage Rev. (Single Family
                   Mortgage Program), 5.65% due 7/1/2019* .....................................         Aa2/NR               925,546

    855,000    Oregon Housing & Community Services Department Mortgage Rev. (Single Family
                   Mortgage Program), 7% due 7/1/2022* ........................................         Aa2/NR               896,391

  1,000,000    Oregon Housing & Community Services Department Mortgage Rev. (Single Family
                   Mortgage Program), 6% due 7/1/2027* ........................................         Aa2/NR             1,024,570

    500,000    Oregon State GOs (Veterans' Welfare), 9% due 10/1/2006 .........................         Aa2/AA               662,425

  1,460,000    Oregon State GOs (Veterans' Welfare), 5 7/8% due 10/1/2018 .....................         Aa2/AA             1,521,072

    500,000    Oregon State GOs (Alternate Energy Project), 8.40% due 1/1/2008 ................         Aa2/AA               536,155

    250,000    Oregon State GOs (Elderly & Disabled Housing), 7.20% due 8/1/2021 ..............         Aa2/AA               271,333


-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997



OREGON SERIES (CONTINUED)

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 1,000,000    Oregon State GOs (Elderly & Disabled Housing), 6.60% due 8/1/2022* .............         Aa2/AA          $  1,088,610

    950,000    Port of Portland, OR International Airport Rev., 7.10% due 7/1/2021* ...........         Aaa/AAA            1,141,776

     50,000    Port of Portland, OR International Airport Rev., 7.10% due 7/1/2021* ...........         Aaa/AAA               54,347

    500,000    Port of Portland, OR International Airport Rev., 5 3/4% due 7/1/2025* ..........         Aaa/AAA              509,670

  1,500,000    Port of Portland, OR International Airport Rev., 5 5/8% due 7/1/2026* ..........         Aaa/AAA            1,510,080

  2,000,000    Portland, OR GOs, 5.60% due 6/1/2014 ...........................................         Aa/NR              2,077,440

  1,250,000    Portland, OR Hospital Facilities Authority Rev. (Legacy Health System),
                   6 5/8% due 5/1/2011 ........................................................         Aaa/AAA            1,358,187

  2,500,000    Portland, OR Sewer System Rev., 5% due 6/1/2015 ................................         Aaa/AAA            2,465,200

  1,000,000    Puerto Rico Highway & Transportation Authority Highway Rev.,
                   5 1/2% due 7/1/2026 ........................................................         Baa1/A               997,040

  1,000,000    Puerto Rico Highway &Transportation Authority Highway Rev.,
                   5 1/2% due 7/1/2036 ........................................................         Baa1/A             1,003,400

    630,000    Puerto Rico Housing Finance Corp. (Single Family Mortgage Rev.),
                   6.85% due 10/15/2023 .......................................................         Aaa/AAA              665,545

  1,000,000    Puerto Rico Ports Authority Rev., 7% due 7/1/2014* .............................         Aaa/AAA            1,091,910

  1,000,000    Puerto Rico Telephone Authority Rev., 5 1/2% due 1/1/2013 ......................         A/A+               1,020,870

  2,600,000    Salem, OR Pedestrian Safety Improvements GOs, 5 3/4% due 5/1/2011 ..............         Aaa/AAA            2,758,860

  1,000,000    Tri-County Metropolitan Transportation District of Oregon GOs
                   (Light Rail Extension), 6% due 7/1/2012 ....................................         Aa/AA+             1,051,820

  1,110,000    Tualatin Development Commission, OR (Urban Renewal & Redevelopment),
                   7 3/8% due 1/1/2007 ........................................................         Baa1/NR            1,118,491

  1,500,000    Washington County, OR Unified Sewerage Agency Rev.,
                   5 3/4% due 10/1/2011 .......................................................         Aaa/AAA            1,629,690
                                                                                                                         -----------
TOTAL MUNICIPAL BONDS (Cost $52,926,085)-- 97.8% ....................................................                     55,643,847
VARIABLE RATE DEMAND NOTES (Cost $100,000)-- 0.1% ...................................................                        100,000
OTHER ASSETS LESS LIABILITIES-- 2.1% ................................................................                      1,173,450
                                                                                                                         -----------
NET ASSETS-- 100.0% .................................................................................                    $56,917,297
                                                                                                                         ===========


SOUTH CAROLINA SERIES

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 2,500,000    Anderson County, SC Hospital Rev. (Anderson Memorial Hospital),
                   5 1/4% due 2/1/2012 ........................................................         Aaa/AAA         $  2,504,325

  3,800,000    Berkeley County, SC Water & Sewer Rev., 5.55% due 6/1/2016 .....................         Aaa/AAA            3,845,068

    745,000    Charleston County, SC Public Facilities Corp. Certificates of Participation,
                   7.15% due 2/1/2004 .........................................................         A1/A                 790,609

    770,000    Charleston County, SC Public Facilities Corp. Certificates of Participation,
                   7.15% due 8/1/2004 .........................................................         A1/A                 817,139

    800,000    Charleston County, SC Public Facilities Corp. Certificates of Participation,
                   7.20% due 2/1/2005 .........................................................         A1/A                 856,384



-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997


SOUTH CAROLINA SERIES (CONTINUED)

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$   750,000    Charleston, SC Waterworks & Sewer System Rev., 7 3/4% due 1/1/2011 .............         Aaa/AAA         $    772,358

  2,500,000    Charleston, SC Waterworks & Sewer System Rev., 6% due 1/1/2012 .................         A1/AA-             2,612,150

  1,500,000    Clemson University, SC Student & Faculty Housing Rev.,
                   6.65% due 6/1/2011 .........................................................         Aaa/AAA            1,609,950

  1,000,000    Clinton, SC Utility System Rev., 7.20% due 6/1/2011 ............................         Baa1/NR            1,095,770

  6,000,000    Darlington County, SC Industrial Development Rev. (Nucor
                   Corporation Project), 5 3/4% due 8/1/2023* .................................         A1/AA-             6,050,280

  2,000,000    Darlington County, SC Industrial Development Rev.
                   (Sonoco Products Company Project), 6% due 4/1/2026 .........................         A2/A               2,068,500

  2,500,000    Fairfield County, SC Pollution Control Rev. (South Carolina
                   Electric & Gas Company), 6 1/2% due 9/1/2014 ...............................         A1/A               2,711,275

  1,000,000    Georgetown County, SC Pollution Control Facilities Rev.
                   (International Paper Company), 7 3/8% due 6/15/2005 ........................         A3/A-              1,049,440

  3,000,000    Greenville Hospital System, SC Hospital Facilities Rev., 5 1/2% due 5/1/2016 ...         NR/AA-             3,025,740

  2,000,000    Greenville Hospital System, SC Hospital Facilities Rev., 5 1/4% due 5/1/2023 ...         Aa3/AA-            1,961,280

  3,000,000    Greenwood County, SC Hospital Facilities Rev. (Self Memorial Hospital),
                   5 7/8% due 10/1/2017 .......................................................         Aaa/AAA            3,102,420

  2,425,000    Lancaster County, SC School District GOs, 6.60% due 7/1/2011 ...................         Aaa/AAA            2,673,175

  2,600,000    Lancaster County, SC School District GOs, 6.60% due 7/1/2012 ...................         Aaa/AAA            2,866,084

  2,000,000    Lancaster County, SC Waterworks & Sewer System Rev., 5 1/4% due 5/1/2021 .......         Aaa/AAA            1,939,400

  2,720,000    Laurens County, SC Combined Utility System Rev., 5% due 1/1/2018 ...............         Aaa/AAA            2,593,221

  1,650,000    Laurens County, SC Combined Utility System Rev., 7 5/8% due 1/1/2018 ...........         Aaa/AAA            1,715,010

    500,000    Laurens County, SC Health Care System, 7.80% due 1/1/2008 ......................         Aaa/AAA              514,940

  1,000,000    Lexington County School District, SC Certificates of Participation
                   (Red Bank/White Knoll Elementary Project), 7.10% due 9/1/2011 ..............         Aaa/AAA            1,105,910

  1,000,000    Medical University South Carolina Hospital Facilities Rev., 5.60% due 7/1/2011 .         Aaa/AAA            1,066,260

  3,000,000    Mount Pleasant, SC Water & Sewer Rev., 6% due 12/1/2020 ........................         Aaa/AAA            3,141,870

  2,000,000    Myrtle Beach, SC Waterworks & Sewer System Rev., 5 1/4% due 3/1/2020 ...........         Aaa/AAA            1,938,440

  1,500,000    North Charleston Sewer District, SC Rev., 6 3/8% due 7/1/2012 ..................         Aaa/AAA            1,721,775

  1,500,000    North Charleston Sewer District, SC Rev., 7 3/4% due 8/1/2018 ..................         Aaa/AAA            1,577,760

  5,000,000    Oconee County, SC Pollution Control Rev. (Duke Power Co. Project),
                   5.80% due 4/1/2014 .........................................................         Aa2/A+             5,151,550

  1,250,000    Piedmont Municipal Power Agency, SC Electric Rev., 6 1/4% due 1/1/2021 .........         Aaa/AAA            1,407,537

  4,000,000    Piedmont Municipal Power Agency, SC Electric Rev., 6.30% due 1/1/2022 ..........         Aaa/AAA            4,314,400

  1,000,000    Puerto Rico Highway &Transportation Authority Highway Rev.,
                   5 1/2%, due 7/1/2036 .......................................................         Baa1/A             1,003,400

  1,000,000    Puerto Rico Telephone Authority Rev., 5 1/2% due 1/1/2022 ......................         A/A+               1,005,250


-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
PORTFOLIOS OF INVESTMENTS
SEPTEMBER 30, 1997



SOUTH CAROLINA SERIES (CONTINUED)

   FACE                                                                                                RATINGS+            MARKET
  AMOUNT                              MUNICIPAL BONDS                                                 MOODY'S/S&P           VALUE
-----------                           ---------------                                                 -----------        -----------
$ 2,000,000    Richland County, SC Solid Waste Disposal Facilities Rev.
                   (Union Camp Corp. Project), 7.45% due 4/1/2021* ............................         A1/A-           $  2,203,440

  1,000,000    Richland County, SC Solid Waste Disposal Facilities Rev.
                   (Union Camp Corp. Project), 7 1/8% due 9/1/2021* ...........................         A1/A-              1,089,640

  1,000,000    Rock Hill, SC Combined Utilities System Rev., 8% due 1/1/2018 ..................         Aaa/AAA            1,030,430

  5,000,000    Rock Hill, SC Combined Utilities System Rev., 5% due 1/1/2020 ..................         Aaa/AAA            4,723,800

  1,000,000    St. Andrews, SC Public Service District Sewer Systems Rev., 7 3/4% due 1/1/2018          Aaa/AAA            1,029,810

  6,000,000    SouthCarolina Public Service Authority Rev., 5 7/8% due 1/1/2023 ...............         Aaa/AAA            6,226,320

  1,740,000    South Carolina State Housing Authority (Single Family Mortgage Purchase),
               6.70% due 7/1/2010 .............................................................         Aaa/AAA            1,761,924

    500,000    South Carolina State Housing Finance & Development Authority (Homeownership
                   Mortgage), 7.55% due 7/1/2011 ..............................................         Aa/AA                528,845

  2,225,000    South Carolina State Housing Finance & Development Authority Rental Housing Rev.
                   (North Bluff Project), 5.60% due 7/1/2016 ..................................         NR/AA              2,219,660

  1,000,000    South Carolina State Housing Finance & Development Authority (Multi-Family
                   Development Rev.), 6 7/8% due 11/15/2023 ...................................         Aaa/NR             1,054,420

  4,000,000    Spartanburg,SC Water System Rev., 6.10% due 6/1/2021 ...........................         Aaa/AAA            4,439,800

  3,000,000    University of South Carolina Rev., 5 3/4% due 6/1/2026 .........................         Aaa/AAA            3,080,310

  2,000,000    Western Carolina Regional Sewer Authority, SC Sewer System Rev.,
                   5 1/2% due 3/1/2010 ........................................................         Aaa/AAA            2,065,020
                                                                                                                        ------------
TOTAL MUNICIPAL BONDS (Cost $96,179,289)-- 97.5% ....................................................                    102,062,089
VARIABLE RATE DEMAND NOTES (Cost $1,200,000)-- 1.1% .................................................                      1,200,000
OTHER ASSETS LESS LIABILITIES-- 1.4% ................................................................                      1,419,072
                                                                                                                        ------------
NET ASSETS-- 100.0% .................................................................................                   $104,681,161
                                                                                                                        ============



-----------------
# Ratings have not been audited by Deloitte & Touche LLP.
* Interest income earned from this security is subject to the federal alternative minimum tax.
See Notes to Financial Statements.

================================================================================
STATEMENTS OF ASSETS AND LIABILITIES
September 30, 1997

                                                              NATIONAL          COLORADO       GEORGIA    LOUISIANA     MARYLAND
                                                               SERIES            SERIES         SERIES      SERIES       SERIES
                                                            -------------     -------------  -----------  ----------    ---------
ASSETS:
Investments, at value (see portfolios of investments):
   Long-term holdings ...................................    $ 97,941,690    $ 48,876,692    $51,417,565   $55,061,369   $53,533,567
   Short-term holdings ..................................            --           300,000      1,000,000       500,000          --
                                                             ------------    ------------    -----------   -----------   -----------
                                                               97,941,690      49,176,692     52,417,565    55,561,369    53,533,567
Cash ....................................................         645,185         129,761        105,262       124,734       345,555
Interest receivable .....................................       1,494,792         905,327        903,896     1,029,218       951,320
Receivable for Capital Stock sold .......................          29,531           4,800            247       209,208         4,760
Expenses prepaid to shareholder service agent ...........          14,122           7,225          7,225         6,897         8,211
Receivable for securities sold ..........................            --             5,033           --            --            --
Other ...................................................           6,183           1,318          1,064         1,118         2,513
                                                             ------------    ------------    -----------   -----------   -----------
TOTAL ASSETS ............................................     100,131,503      50,230,156     53,435,259    56,932,544    54,845,926
                                                             ------------    ------------    -----------   -----------   -----------

LIABILITIES:
Dividends payable .......................................         171,093          85,964         86,025       100,655        93,261
Payable for Capital Stock repurchased ...................          72,503          50,495         21,722        45,454        62,541
Accrued expenses, taxes, and other ......................         127,637          75,605         73,498        78,824        78,569
                                                             ------------    ------------    -----------   -----------   -----------
TOTAL LIABILITIES .......................................         371,233         212,064        181,245       224,933       234,371
                                                             ------------    ------------    -----------   -----------   -----------
NET ASSETS ..............................................    $ 99,760,270    $ 50,018,092    $53,254,014   $56,707,611   $54,611,555
                                                             ============    ============    ===========   ===========   ===========

COMPOSITION OF NET ASSETS:
Capital Stock, at par:
   Class A ..............................................         $12,169          $6,707         $6,236        $6,790        $6,452
   Class D ..............................................             284              32            324            62           253
Additional paid-in capital ..............................      97,488,324      48,217,539     50,021,714    53,243,361    51,203,248
Undistributed/accumulated net realized gain (loss) ......      (2,934,455)     (1,333,311)       109,398        93,200       320,110
Net unrealized appreciation of investments ..............       5,193,948       3,127,125      3,116,342     3,364,198     3,081,492
                                                             ------------    ------------    -----------   -----------   -----------
NET ASSETS ..............................................    $ 99,760,270    $ 50,018,092    $53,254,014   $56,707,611   $54,611,555
                                                             ============    ============    ===========   ===========   ===========

NET ASSETS:
Class A .................................................     $97,481,082     $49,779,996    $50,613,828   $56,199,301   $52,549,159
Class D .................................................     $ 2,279,188     $   238,096    $ 2,640,186   $   508,310   $ 2,062,396

SHARES OF CAPITAL STOCK
OUTSTANDING ($.001 par value):
Class A .................................................      12,169,119       6,706,744      6,235,684     6,790,162     6,452,043
Class D .................................................         284,352          32,098        324,597        61,437       253,031

NET ASSET VALUE PER SHARE:
CLASS A .................................................           $8.01           $7.42          $8.12         $8.28         $8.14
CLASS D .................................................           $8.02           $7.42          $8.13         $8.27         $8.15

----------
See Notes to Financial Statements.

38

================================================================================


                                                         MASSACHUSETTS     MICHIGAN       MINNESOTA        MISSOURI
                                                            SERIES          SERIES         SERIES           SERIES
                                                        --------------  ------------   ---------------  -------------
ASSETS:
Investments, at value (see portfolios of investments):
   Long-term holdings ................................   $108,148,332   $142,065,206    $120,049,839    $51,069,198
   Short-term holdings ...............................      1,800,000        800,000       1,900,000      1,000,000
                                                         ------------   ------------   -------------    -----------
                                                          109,948,332    142,865,206     121,949,839     52,069,198
Cash .................................................         95,557         82,201         150,293         77,691
Interest receivable ..................................      1,690,365      2,717,447       1,779,670      1,025,583
Receivable for Capital Stock sold ....................          3,872         41,065          10,055        250,101
Expenses prepaid to shareholder service agent ........         15,436         19,706          19,927          7,225
Receivable for securities sold .......................           --             --              --             --
Other ................................................          3,091          4,490           3,086          1,754
                                                         ------------   ------------   -------------    -----------
TOTAL ASSETS .........................................    111,756,653    145,730,115     123,912,870     53,431,552
                                                         ------------   ------------   -------------    -----------

LIABILITIES:
Dividends payable ....................................        191,584        257,834         222,691         88,334
Payable for Capital Stock repurchased ................        184,396        107,074          71,522         27,320
Accrued expenses, taxes, and other ...................        125,018        149,858         145,358         76,172
                                                         ------------   ------------   -------------    -----------
TOTAL LIABILITIES ....................................        500,998        514,766         439,571        191,826
                                                         ------------   ------------   -------------    -----------
NET ASSETS ...........................................   $111,255,655   $145,215,349    $123,473,299    $53,239,726
                                                         ============   ============   =============    ===========

COMPOSITION OF NET ASSETS:
Capital Stock, at par:
   Class A ...........................................   $     13,765   $     16,680    $     15,619    $     6,749
   Class D ...........................................            156            215             231             61
Additional paid-in capital ...........................    105,378,850    135,710,431     117,067,819     50,327,782
Undistributed/accumulated net realized gain (loss) ...      1,299,658      1,252,695        (681,481)       384,574
Net unrealized appreciation of investments ...........      4,563,226      8,235,328       7,071,111      2,520,560
                                                         ------------   ------------   -------------    -----------
NET ASSETS ...........................................   $111,255,655   $145,215,349    $123,473,299    $53,239,726
                                                         ============   ============   =============    ===========

NET ASSETS:
Class A ..............................................   $110,010,869   $143,370,409    $121,674,045    $52,765,370
Class D ..............................................   $  1,244,786   $  1,844,940    $  1,799,254    $   474,356

SHARES OF CAPITAL STOCK
OUTSTANDING ($.001 par value):
Class A ..............................................     13,765,527     16,680,052      15,619,226      6,749,209
Class D ..............................................        155,828        214,801         230,915         60,665

NET ASSET VALUE PER SHARE:
CLASS A ..............................................          $7.99          $8.60           $7.79          $7.82
CLASS D ..............................................          $7.99          $8.59           $7.79          $7.82





                                                           NEW YORK         OHIO          OREGON        SOUTH CAROLINA
                                                            SERIES         SERIES         SERIES            SERIES
                                                         -------------  -----------    --------------   -------------
ASSETS:
Investments, at value (see portfolios of investments):
   Long-term holdings ................................   $ 83,086,174   $152,766,728    $55,643,847   $102,062,089
   Short-term holdings ...............................        900,000        700,000        100,000      1,200,000
                                                         ------------   ------------   ------------   ------------
                                                           83,986,174    153,466,728     55,743,847    103,262,089
Cash .................................................        131,788         80,946        285,152        102,317
Interest receivable ..................................      1,273,400      2,636,343        973,262      1,686,312
Receivable for Capital Stock sold ....................          3,000         40,483          6,476          8,737
Expenses prepaid to shareholder service agent ........         11,167         21,406          8,211         14,933
Receivable for securities sold .......................           --             --           80,637           --
Other ................................................          4,138          3,900          1,614          2,961
                                                         ------------   ------------   ------------   ------------
TOTAL ASSETS .........................................     85,409,667    156,249,806     57,099,199    105,077,349
                                                         ------------   ------------   ------------   ------------

LIABILITIES:
Dividends payable ....................................        145,872        279,276         94,252        176,994
Payable for Capital Stock repurchased ................         58,837        223,472          5,478         95,360
Accrued expenses, taxes, and other ...................        105,328        167,864         82,172        123,834
                                                         ------------   ------------   ------------   ------------
TOTAL LIABILITIES ....................................        310,037        670,612        181,902        396,188
                                                         ------------   ------------   ------------   ------------
NET ASSETS ...........................................   $ 85,099,630   $155,579,194   $ 56,917,297   $104,681,161
                                                         ============   ============   ============   ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par:
   Class A ...........................................   $     10,086   $     18,862   $      7,017   $     12,375
   Class D ...........................................            189            141            213            449
Additional paid-in capital ...........................     79,220,410    145,276,820     53,474,384     98,335,488
Undistributed/accumulated net realized gain (loss) ...        198,893      1,042,199        717,921        450,049
Net unrealized appreciation of investments ...........      5,670,052      9,241,172      2,717,762      5,882,800
                                                         ------------   ------------   ------------   ------------
NET ASSETS ...........................................   $ 85,099,630   $155,579,194   $ 56,917,297   $104,681,161
                                                         ============   ============   ============   ============

NET ASSETS:
Class A ..............................................   $ 83,528,254   $154,419,269    $55,239,617   $101,018,411
Class D ..............................................   $  1,571,376   $  1,159,925    $ 1,677,680   $  3,662,750

SHARES OF CAPITAL STOCK
OUTSTANDING ($.001 par value):
Class A ..............................................     10,085,651     18,861,745      7,016,349     12,374,931
Class D ..............................................        189,563        141,001        213,247        449,078

NET ASSET VALUE PER SHARE:
CLASS A ..............................................          $8.28          $8.19          $7.87          $8.16
CLASS D ..............................................          $8.29          $8.23          $7.87          $8.16


================================================================================
STATEMENTS OF OPERATIONS
For the Year Ended September 30, 1997

                                           NATIONAL       COLORADO       GEORGIA      LOUISIANA      MARYLAND
                                            SERIES         SERIES         SERIES       SERIES         SERIES
                                         -------------  -----------    ---------     ----------    -----------
INVESTMENT INCOME:
INTEREST ..............................   $ 5,959,439   $ 3,016,836    $ 2,983,023   $ 3,372,621   $ 3,244,604
                                          -----------   -----------    -----------   -----------   -----------

EXPENSES:
Management fees .......................       506,520       254,781        261,126       283,702       275,393
Distribution and service fees .........       132,329        49,865         71,599        59,425        70,856
Shareholder account services ..........       129,467        71,239         70,925        63,874        82,968
Auditing and legal fees ...............        32,344        38,605         33,850        40,598        35,192
Registration ..........................        21,797         5,123          5,786         6,553         7,790
Custody and related services ..........        21,782        12,854         15,392        11,599        13,446
Shareholder reports and communications         18,512        15,848         11,923        13,290        13,799
Shareholders' meeting .................         8,605         5,428          4,988         3,969         5,776
Directors' fees and expenses ..........         6,550         5,866          5,845         5,956         5,947
Miscellaneous .........................         6,995         4,567          4,641         1,483         4,748
                                          -----------   -----------    -----------   -----------   -----------
TOTAL EXPENSES ........................       884,901       464,176        486,075       490,449       515,915
                                          -----------   -----------    -----------   -----------   -----------
NET INVESTMENT INCOME .................     5,074,538     2,552,660      2,496,948     2,882,172     2,728,689
                                          -----------   -----------    -----------   -----------   -----------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments       278,366    (1,295,378)       117,571        96,176       383,873
Net change in unrealized appreciation
of investments ........................     3,753,003     2,352,484      1,648,469     1,423,177       952,592
                                          -----------   -----------    -----------   -----------   -----------
NET GAIN ON INVESTMENTS ...............     4,031,369     1,057,106      1,766,040     1,519,353     1,336,465
                                          -----------   -----------    -----------   -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS    $ 9,105,907   $ 3,609,766    $ 4,262,988   $ 4,401,525   $ 4,065,154
                                          ===========   ===========    ===========   ===========   ===========

----------
See Notes to Financial Statements.

40

================================================================================

                                                                  MASSACHUSETTS  MICHIGAN     MINNESOTA     MISSOURI
                                                                     SERIES       SERIES       SERIES        SERIES
                                                                 --------------  ------------   --------    ---------
INVESTMENT INCOME:
Interest .....................................................   $ 6,511,148   $ 8,694,361   $ 7,625,950   $ 3,056,891
                                                                 -----------   -----------   -----------   -----------

EXPENSES:
Management fees ..............................................       551,726       731,198       629,693       262,926
Distribution and service fees ................................       120,698       160,396       141,728        53,256
Shareholder account services .................................       142,926       184,992       187,336        69,822
Auditing and legal fees ......................................        34,887        33,118        36,765        36,394
Registration .................................................        12,577         9,169         9,372         7,783
Custody and related services .................................        34,575        36,288        32,699        12,338
Shareholder reports and communications .......................        15,673        15,435        20,186        15,324
Shareholders' meeting ........................................         9,307        13,289        14,465         5,354
Directors' fees and expenses .................................         6,452         6,699         6,589         5,889
Miscellaneous ................................................         7,459         9,172         8,476         4,495
                                                                 -----------   -----------   -----------   -----------
Total Expenses ...............................................       936,280     1,199,756     1,087,309       473,581
                                                                 -----------   -----------   -----------   -----------
Net Investment Income ........................................     5,574,868     7,494,605     6,538,641     2,583,310
                                                                 -----------   -----------   -----------   -----------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments ......................     1,304,763     1,259,022       757,947       389,565
Net change in unrealized appreciation
of investments ...............................................     1,867,804     2,653,074       978,768       900,350
                                                                 -----------   -----------   -----------   -----------
Net Gain on Investments ......................................     3,172,567     3,912,096     1,736,715     1,289,915
                                                                 -----------   -----------   -----------   -----------
Increase in Net Assets from Operations .......................   $ 8,747,435   $11,406,701   $ 8,275,356   $ 3,873,225
                                                                 ===========   ===========   ===========   ===========







                                                 NEW YORK         OHIO         OREGON      SOUTH CAROLINA
                                                  SERIES         SERIES        SERIES          SERIES
                                                 --------        -------      --------    ---------------
INVESTMENT INCOME:
INTEREST ......................................  $ 4,925,293   $ 9,445,041   $ 3,296,520   $ 6,297,775
                                                 -----------   -----------   -----------   -----------

EXPENSES:
Management fees ...............................      416,749       787,121       285,086       535,390
Distribution and service fees .................       90,632       165,154        69,239       133,944
Shareholder account services ..................       99,177       196,399        77,799       137,996
Auditing and legal fees .......................       32,344        33,557        37,306        33,544
Registration ..................................        7,682        11,930         6,560         7,620
Custody and related services ..................       20,082        36,596        18,178        37,139
Shareholder reports and communications ........       11,861        22,340        14,064        18,666
Shareholders' meeting .........................        5,911        14,176         5,874         9,110
Directors' fees and expenses ..................        6,282         6,805         5,902         6,232
Miscellaneous .................................        5,943         9,913         4,888         7,339
                                                 -----------   -----------   -----------   -----------
TOTAL EXPENSES ................................      696,663     1,283,991       524,896       926,980
                                                 -----------   -----------   -----------   -----------
NET INVESTMENT INCOME .........................    4,228,630     8,161,050     2,771,624     5,370,795
                                                 -----------   -----------   -----------   -----------

NET REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments .......      200,181     1,052,154       747,838       452,558
Net change in unrealized appreciation
of investments ................................    3,171,620     2,121,935     1,208,172     2,381,666
                                                 -----------   -----------   -----------   -----------
NET GAIN ON INVESTMENTS .......................    3,371,801     3,174,089     1,956,010     2,834,224
                                                 -----------   -----------   -----------   -----------
INCREASE IN NET ASSETS FROM OPERATIONS ........  $ 7,600,431   $11,335,139   $ 4,727,634   $ 8,205,019
                                                 ===========   ===========   ===========   ===========

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS


                                                                  NATIONAL SERIES                         COLORADO SERIES
                                                          ------------------------------          ------------------------------
                                                             YEAR ENDED SEPTEMBER 30,                YEAR ENDED SEPTEMBER 30,
                                                          ------------------------------          ------------------------------
                                                             1997               1996                  1997               1996
                                                          ------------      -------------         -------------      -------------
OPERATIONS:
Net investment income ..........................       $   5,074,538        $   5,411,626        $   2,552,660        $   2,708,720
Net realized gain (loss) on investments ........             278,366            1,270,012           (1,295,378)             230,074
Net change in unrealized appreciation
of investments .................................           3,753,003              477,663            2,352,484             (404,283)
                                                       -------------        -------------        -------------        -------------
INCREASE IN NET ASSETS FROM
OPERATIONS .....................................           9,105,907            7,159,301            3,609,766            2,534,511
                                                       -------------        -------------        -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .....................................          (4,906,738)          (5,337,292)          (2,542,330)          (2,698,764)
   Class D .....................................            (167,800)             (74,334)             (10,330)              (9,956)
Net realized gain on investments:
   Class A .....................................                --                   --                   --                   --
   Class D .....................................                --                   --                   --                   --
                                                                                                                      -------------
DECREASE IN NET ASSETS FROM                            -------------        -------------        -------------
DISTRIBUTIONS ..................................          (5,074,538)          (5,411,626)          (2,552,660)          (2,708,720)
                                                       -------------        -------------        -------------        -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A .....................................           3,114,125            6,105,129            1,076,262            1,368,525
   Class D .....................................             475,323              940,723               32,754               56,953
Net asset value of shares issued in
payment of dividends:
   Class A .....................................           2,676,250            2,793,160            1,383,913            1,465,852
   Class D .....................................             108,599               56,590                6,306                5,835
Exchanged from associated Funds:
   Class A .....................................           5,221,126           30,244,931            2,519,749            1,429,514
   Class D .....................................          35,760,206            8,276,409               13,676                1,923
Net asset value of shares issued in
payment of gain distribution:
   Class A .....................................                --                   --                   --                   --
   Class D .....................................                --                   --                   --                   --
                                                       -------------        -------------        -------------        -------------
Total ..........................................          47,355,629           48,416,942            5,032,660            4,328,602
                                                       -------------        -------------        -------------        -------------
Cost of shares repurchased:
   Class A .....................................         (10,801,204)         (13,127,822)          (6,020,226)          (5,606,419)
   Class D .....................................            (585,245)            (326,631)             (45,914)              (1,000)
Exchanged into associated Funds:
   Class A .....................................          (5,287,181)         (33,145,022)          (2,526,522)          (1,047,428)
   Class D .....................................         (38,546,451)          (5,370,882)             (29,141)                --
                                                       -------------        -------------        -------------        -------------
Total ..........................................         (55,220,081)         (51,970,357)          (8,621,803)          (6,654,847)
                                                       -------------        -------------        -------------        -------------
DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS .............................          (7,864,452)          (3,553,415)          (3,589,143)          (2,326,245)
                                                       -------------        -------------        -------------        -------------
DECREASE IN NET ASSETS .........................          (3,833,083)          (1,805,740)          (2,532,037)          (2,500,454)

NET ASSETS:
Beginning of year ..............................         103,593,353          105,399,093           52,550,129           55,050,583
                                                       -------------        -------------        -------------        -------------
END OF YEAR ....................................       $  99,760,270        $ 103,593,353        $  50,018,092        $  52,550,129
                                                       =============        =============        =============        =============







                                                                    GEORGIA SERIES                         LOUISIANA SERIES
                                                            ------------------------------          ------------------------------
                                                               YEAR ENDED SEPTEMBER 30,                YEAR ENDED SEPTEMBER 30,
                                                            ------------------------------          ------------------------------
                                                                1997              1996                  1997              1996
                                                           -------------    --------------         -------------    --------------
OPERATIONS:
Net investment income ..............................       $  2,496,948        $  2,794,673        $  2,882,172        $  3,108,490
Net realized gain (loss) on investments ............            117,571             234,736              96,176             764,403
Net change in unrealized appreciation
of investments .....................................          1,648,469             574,897           1,423,177             (27,213)
                                                           ------------        ------------        ------------        ------------
INCREASE IN NET ASSETS FROM
OPERATIONS .........................................          4,262,988           3,604,306           4,401,525           3,845,680
                                                           ------------        ------------        ------------        ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .........................................         (2,406,265)         (2,697,792)         (2,865,407)         (3,091,821)
   Class D .........................................            (90,683)            (96,881)            (16,765)            (16,669)
Net realized gain on investments:
   Class A .........................................           (180,236)           (395,597)           (753,044)           (467,263)
   Class D .........................................             (6,873)            (14,504)             (5,217)             (3,540)
                                                           ------------        ------------        ------------        ------------
DECREASE IN NET ASSETS FROM
DISTRIBUTIONS ......................................         (2,684,057)         (3,204,774)         (3,640,433)         (3,579,293)
                                                           ------------        ------------        ------------        ------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A .........................................          4,134,682           2,193,735           1,489,134           2,360,417
   Class D .........................................          1,056,744           1,001,710             135,107              95,464
Net asset value of shares issued in
payment of dividends:
   Class A .........................................          1,593,994           1,741,886           1,461,539           1,645,661
   Class D .........................................             74,720              77,107               9,122              10,639
Exchanged from associated Funds:
   Class A .........................................            220,471             290,528              21,008               4,573
   Class D .........................................             46,374               7,853                --                  --
Net asset value of shares issued in
payment of gain distribution:
   Class A .........................................            140,329             304,162             518,498             317,865
   Class D .........................................              6,295              13,827               3,466               3,070
                                                           ------------        ------------        ------------        ------------
Total ..............................................          7,273,609           5,630,808           3,637,874           4,437,689
                                                           ------------        ------------        ------------        ------------
Cost of shares repurchased:
   Class A .........................................         (6,985,116)        (10,153,419)         (5,240,608)         (8,844,981)
   Class D .........................................           (749,883)           (419,468)            (34,626)           (185,368)
Exchanged into associated Funds:
   Class A .........................................           (984,750)         (1,457,061)            (69,802)           (467,638)
   Class D .........................................           (201,142)           (435,462)               --                (5,400)
                                                           ------------        ------------        ------------        ------------
Total ..............................................         (8,920,891)        (12,465,410)         (5,345,036)         (9,503,387)
                                                           ------------        ------------        ------------        ------------
DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS .................................         (1,647,282)         (6,834,602)         (1,707,162)         (5,065,698)
                                                           ------------        ------------        ------------        ------------
DECREASE IN NET ASSETS .............................            (68,351)         (6,435,070)           (946,070)         (4,799,311)

NET ASSETS:
Beginning of year ..................................         53,322,365          59,757,435          57,653,681          62,452,992
                                                           ------------        ------------        ------------        ------------
END OF YEAR ........................................       $ 53,254,014        $ 53,322,365        $ 56,707,611        $ 57,653,681
                                                           ============        ============        ============        ============
----------
See Notes to Financial Statements.

================================================================================

                                                              MARYLAND SERIES                             MASSACHUSETTS SERIES
                                                        ------------------------------             ------------------------------
                                                           YEAR ENDED SEPTEMBER 30,                   YEAR ENDED SEPTEMBER 30,
                                                        ------------------------------             ------------------------------
                                                            1997               1996                    1997              1996
                                                       --------------     --------------          --------------    --------------
OPERATIONS:
Net investment income ..........................       $   2,728,689        $   2,850,710        $   5,574,868        $   5,969,270
Net realized gain (loss) on investments ........             383,873              237,843            1,304,763            1,211,500
Net change in unrealized appreciation
of investments .................................             952,592              207,699            1,867,804             (502,191)
                                                       -------------        -------------        -------------        -------------
INCREASE IN NET ASSETS FROM
OPERATIONS .....................................           4,065,154            3,296,252            8,747,435            6,678,579
                                                       -------------        -------------        -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
   Class A .....................................          (2,647,830)          (2,793,641)          (5,516,992)          (5,917,218)
   Class D .....................................             (80,859)             (57,069)             (57,876)             (52,052)
Net realized gain on investments:
   Class A .....................................            (281,130)            (237,764)          (1,068,791)          (1,556,813)
   Class D .....................................             (11,087)              (3,924)             (14,031)             (12,717)
                                                       -------------        -------------        -------------        -------------
DECREASE IN NET ASSETS FROM
DISTRIBUTIONS ..................................          (3,020,906)          (3,092,398)          (6,657,690)          (7,538,800)
                                                       -------------        -------------        -------------        -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A .....................................           1,434,072            2,002,265            2,431,716            3,289,916
   Class D .....................................             510,347            1,482,760              288,117              664,274
Net asset value of shares issued in
payment of dividends:
   Class A .....................................           1,543,240            1,630,540            3,307,753            3,456,082
   Class D .....................................              69,209               47,295               31,220               33,741
Exchanged from associated Funds:
   Class A .....................................             613,677            1,117,092           11,842,999            4,648,026
   Class D .....................................                --                   --                  8,924              180,514
Net asset value of shares issued in
payment of gain distribution:
   Class A .....................................             205,081              175,287              774,630            1,131,226
   Class D .....................................              10,110                3,460                9,688                9,793
                                                       -------------        -------------        -------------        -------------
Total ..........................................           4,385,736            6,458,699           18,695,047           13,413,572
                                                       -------------        -------------        -------------        -------------
Cost of shares repurchased:
   Class A .....................................          (5,400,781)          (6,209,930)         (11,114,300)         (12,032,238)
   Class D .....................................            (509,633)            (122,344)            (510,040)            (239,034)
Exchanged into associated Funds:
   Class A .....................................            (896,334)          (1,151,307)          (9,172,465)          (5,473,480)
   Class D .....................................             (99,960)             (10,726)              (8,905)            (133,437)
                                                       -------------        -------------        -------------        -------------
Total ..........................................          (6,906,708)          (7,494,307)         (20,805,710)         (17,878,189)
                                                       -------------        -------------        -------------        -------------
DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS .............................          (2,520,972)          (1,035,608)          (2,110,663)          (4,464,617)
                                                       -------------        -------------        -------------        -------------
DECREASE IN NET ASSETS .........................          (1,476,724)            (831,754)             (20,918)          (5,324,838)

NET ASSETS:
Beginning of year ..............................          56,088,279           56,920,033          111,276,573          116,601,411
                                                       -------------        -------------        -------------        -------------
END OF YEAR ....................................       $  54,611,555        $  56,088,279        $ 111,255,655        $ 111,276,573
                                                       =============        =============        =============        =============



                                                                        MICHIGAN SERIES
                                                                ------------------------------
                                                                   YEAR ENDED SEPTEMBER 30,
                                                                ------------------------------
                                                                    1997              1996
                                                               --------------    --------------
OPERATIONS:
Net investment income ....................................   $   7,494,605    $   8,012,309
Net realized gain (loss) on investments ..................       1,259,022        1,595,202
Net change in unrealized appreciation
of investments ...........................................       2,653,074         (620,275)
                                                             -------------    -------------
INCREASE IN NET ASSETS FROM
OPERATIONS ...............................................      11,406,701        8,987,236
                                                             -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
   Class A ...............................................      (7,427,374)      (7,945,727)
   Class D ...............................................         (67,231)         (66,582)
Net realized gain on investments:
   Class A ...............................................      (1,581,301)      (2,526,473)
   Class D ...............................................         (17,780)         (24,970)
                                                             -------------    -------------
DECREASE IN NET ASSETS FROM
DISTRIBUTIONS ............................................      (9,093,686)     (10,563,752)
                                                             -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A ...............................................       5,064,050        5,017,723
   Class D ...............................................         706,948          643,962
Net asset value of shares issued in
payment of dividends:
   Class A ...............................................       4,475,470        4,892,727
   Class D ...............................................          47,279           43,735
Exchanged from associated Funds:
   Class A ...............................................       9,115,725        2,197,763
   Class D ...............................................         258,662          210,059
Net asset value of shares issued in
payment of gain distribution:
   Class A ...............................................       1,180,119        1,901,806
   Class D ...............................................          13,960           21,146
                                                             -------------    -------------
Total ....................................................      20,862,213       14,928,921
                                                             -------------    -------------
Cost of shares repurchased:
   Class A ...............................................     (15,967,293)     (13,211,454)
   Class D ...............................................        (552,079)        (368,116)
Exchanged into associated Funds:
   Class A ...............................................     (10,959,291)      (2,652,409)
   Class D ...............................................        (145,528)        (217,280)
                                                             -------------    -------------
Total ....................................................     (27,624,191)     (16,449,259)
                                                             -------------    -------------
DECREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS .......................................      (6,761,978)      (1,520,338)
                                                             -------------    -------------
DECREASE IN NET ASSETS ...................................      (4,448,963)      (3,096,854)

NET ASSETS:
Beginning of year ........................................     149,664,312      152,761,166
                                                             -------------    -------------
END OF YEAR ..............................................   $ 145,215,349    $ 149,664,312
                                                             =============    =============


================================================================================
STATEMENTS OF CHANGES IN NET ASSETS (continued)

                                                              MINNESOTA SERIES                              MISSOURI SERIES
                                                       ------------------------------               -----------------------------
                                                          YEAR ENDED SEPTEMBER 30,                     YEAR ENDED SEPTEMBER 30,
                                                       ------------------------------               -----------------------------
                                                          1997               1996                       1997               1996
                                                      -------------      -------------             --------------      -------------
OPERATIONS:
Net investment income ..........................       $   6,538,641        $   7,189,682        $   2,583,310        $   2,553,696
Net realized gain (loss) on investments ........             757,947           (1,345,678)             389,565              702,168
Net change in unrealized appreciation
of investments .................................             978,768             (718,882)             900,350             (147,019)
                                                       -------------        -------------        -------------        -------------
INCREASE IN NET ASSETS FROM
OPERATIONS .....................................           8,275,356            5,125,122            3,873,225            3,108,845
                                                       -------------        -------------        -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .....................................          (6,456,679)          (7,091,290)          (2,563,601)          (2,529,631)
   Class D .....................................             (81,962)             (98,392)             (19,709)             (24,065)
Net realized gain on investments:
   Class A .....................................                --               (339,461)            (542,355)            (477,820)
   Class D .....................................                --                 (5,862)              (5,999)              (5,541)
                                                       -------------        -------------        -------------        -------------
DECREASE IN NET ASSETS FROM
DISTRIBUTIONS ..................................          (6,538,641)          (7,535,005)          (3,131,664)          (3,037,057)
                                                       -------------        -------------        -------------        -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A .....................................           5,444,733            5,136,193            5,524,679            2,604,871
   Class D .....................................             135,740              355,058               39,028              354,207
Net asset value of shares issued in
payment of dividends:
   Class A .....................................           4,394,871            4,809,942            1,240,533            1,314,503
   Class D .....................................              55,878               74,558               15,171               15,852
Exchanged from associated Funds:
   Class A .....................................             356,606              496,211              243,591               90,007
   Class D .....................................              90,000               48,646                  100               44,301
Net asset value of shares issued in
payment of gain distribution:
   Class A .....................................                --                270,799              354,701              311,188
   Class D .....................................                --                  4,666                5,296                2,649
                                                       -------------        -------------        -------------        -------------
Total ..........................................          10,477,828           11,196,073            7,423,099            4,737,578
                                                       -------------        -------------        -------------        -------------
Cost of shares repurchased:
   Class A .....................................         (14,412,829)         (13,463,390)          (4,255,392)          (4,836,102)
   Class D .....................................            (503,408)            (507,655)            (114,612)            (304,921)
Exchanged into associated Funds:
   Class A .....................................          (1,994,727)          (1,423,552)          (1,021,172)            (788,552)
   Class D .....................................             (39,298)            (135,371)             (40,189)             (57,294)
                                                       -------------        -------------        -------------        -------------
Total ..........................................         (16,950,262)         (15,529,968)          (5,431,365)          (5,986,869)
                                                       -------------        -------------        -------------        -------------

INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS .....................          (6,472,434)          (4,333,895)           1,991,734           (1,249,291)
                                                       -------------        -------------        -------------        -------------
INCREASE (DECREASE) IN NET ASSETS ..............          (4,735,719)          (6,743,778)           2,733,295           (1,177,503)

NET ASSETS:
Beginning of year ..............................         128,209,018          134,952,796           50,506,431           51,683,934
                                                       -------------        -------------        -------------        -------------
END OF YEAR ....................................       $ 123,473,299        $ 128,209,018        $  53,239,726        $  50,506,431
                                                       =============        =============        =============        =============




                                                                NEW YORK SERIES                              OHIO SERIES
                                                        ------------------------------             ------------------------------
                                                           YEAR ENDED SEPTEMBER 30,                   YEAR ENDED SEPTEMBER 30,
                                                        ------------------------------             ------------------------------
                                                            1997               1996                    1997              1996
                                                       --------------      -----------           --------------     ------------
OPERATIONS:
Net investment income ..........................       $   4,228,630        $   4,425,553        $   8,161,050        $   8,922,203
Net realized gain (loss) on investments ........             200,181            1,161,126            1,052,154            1,396,965
Net change in unrealized appreciation
of investments .................................           3,171,620               36,180            2,121,935           (1,059,760)
                                                       -------------        -------------        -------------        -------------
INCREASE IN NET ASSETS FROM
OPERATIONS .....................................           7,600,431            5,622,859           11,335,139            9,259,408
                                                       -------------        -------------        -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .....................................          (4,176,066)          (4,381,889)          (8,118,451)          (8,882,222)
   Class D .....................................             (52,564)             (43,664)             (42,599)             (39,981)
Net realized gain on investments:
   Class A .....................................            (213,515)                --             (1,382,343)            (794,088)
   Class D .....................................              (3,062)                --                 (8,277)              (3,482)
                                                       -------------        -------------        -------------        -------------
DECREASE IN NET ASSETS FROM
DISTRIBUTIONS ..................................          (4,445,207)          (4,425,553)          (9,551,670)          (9,719,773)
                                                       -------------        -------------        -------------        -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A .....................................           3,917,958            3,350,809            3,568,969            4,520,137
   Class D .....................................             431,628              411,499              352,330              348,741
Net asset value of shares issued in
payment of dividends:
   Class A .....................................           2,427,328            2,485,560            5,063,815            5,490,252
   Class D .....................................              36,517               31,604               38,045               34,422
Exchanged from associated Funds:
   Class A .....................................           4,314,919            3,161,968              858,387              939,551
   Class D .....................................              12,295              184,854               15,368                4,272
Net asset value of shares issued in
payment of gain distribution:
   Class A .....................................             166,872                 --              1,060,708              599,050
   Class D .....................................               2,545                 --                  7,582                3,281
                                                       -------------        -------------        -------------        -------------
Total ..........................................          11,310,062            9,626,294           10,965,204           11,939,706
                                                       -------------        -------------        -------------        -------------
Cost of shares repurchased:
   Class A .....................................          (9,574,807)          (9,268,664)         (18,663,417)         (16,177,726)
   Class D .....................................             (68,104)            (258,544)            (216,985)             (24,324)
Exchanged into associated Funds:
   Class A .....................................          (3,551,797)          (2,173,151)          (1,482,349)          (2,863,802)
   Class D .....................................             (42,506)            (116,722)             (60,245)             (10,486)
                                                       -------------        -------------        -------------        -------------
Total ..........................................         (13,237,214)         (11,817,081)         (20,422,996)         (19,076,338)
                                                       -------------        -------------        -------------        -------------

INCREASE (DECREASE) IN NET ASSETS FROM
CAPITAL SHARE TRANSACTIONS .....................          (1,927,152)          (2,190,787)          (9,457,792)          (7,136,632)
                                                       -------------        -------------        -------------        -------------
INCREASE (DECREASE) IN NET ASSETS ..............           1,228,072             (993,481)          (7,674,323)          (7,596,997)

NET ASSETS:
Beginning of year ..............................          83,871,558           84,865,039          163,253,517          170,850,514
                                                       -------------        -------------        -------------        -------------
End of Year ....................................       $  85,099,630        $  83,871,558        $ 155,579,194        $ 163,253,517
                                                       =============        =============        =============        =============
----------
See Notes to Financial Statements.

================================================================================

                                                                   OREGON SERIES                        SOUTH CAROLINA SERIES
                                                          ------------------------------           ------------------------------
                                                             YEAR ENDED SEPTEMBER 30,                 YEAR ENDED SEPTEMBER 30,
                                                          ------------------------------           ------------------------------
                                                              1997               1996                  1997               1996
                                                          -------------      ----------            ------------      -------------
OPERATIONS:
Net investment income ..............................      $   2,771,624       $   3,107,679       $   5,370,795       $   5,818,944
Net realized gain (loss) on investments ............            747,838             286,078             452,558           1,720,268
Net change in unrealized appreciation
of investments .....................................          1,208,172            (342,324)          2,381,666             (81,642)
                                                          -------------       -------------       -------------       -------------
INCREASE IN NET ASSETS FROM
OPERATIONS .........................................          4,727,634           3,051,433           8,205,019           7,457,570
                                                          -------------       -------------       -------------       -------------

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income:
   Class A .........................................         (2,712,769)         (3,041,984)         (5,239,991)         (5,721,911)
   Class D .........................................            (58,855)            (65,695)           (130,804)            (97,033)
Net realized gain on investments:
   Class A .........................................           (304,704)            (61,975)         (1,667,625)           (253,251)
   Class D .........................................             (8,165)             (1,566)            (42,381)             (5,029)
                                                          -------------       -------------       -------------       -------------
DECREASE IN NET ASSETS FROM
DISTRIBUTIONS ......................................         (3,084,493)         (3,171,220)         (7,080,801)         (6,077,224)
                                                          -------------       -------------       -------------       -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A .........................................          2,019,494           3,453,799           4,596,375           7,339,428
   Class D .........................................            513,511             410,708           1,258,114           1,431,442
Net asset value of shares issued in
payment of dividends:
   Class A .........................................          1,713,320           1,922,589           3,057,472           3,322,251
   Class D .........................................             43,464              51,715             111,193              85,491
Exchanged from associated Funds:
   Class A .........................................             59,994             554,373             385,497             844,016
   Class D .........................................            105,958              21,324              29,567                --
Net asset value of shares issued in
payment of gain distribution:
   Class A .........................................            232,602              46,901           1,298,064             195,931
   Class D .........................................              6,239               1,353              40,550               4,927
                                                          -------------       -------------       -------------       -------------
Total ..............................................          4,694,582           6,462,762          10,776,832          13,223,486
                                                          -------------       -------------       -------------       -------------
Cost of shares repurchased:
   Class A .........................................         (6,926,397)         (7,135,242)        (16,191,089)        (14,837,001)
   Class D .........................................           (525,899)           (304,546)           (432,224)           (519,148)
Exchanged into associated Funds:
   Class A .........................................           (801,759)           (932,697)         (1,366,846)         (2,478,917)
   Class D .........................................            (51,638)           (129,221)           (106,657)            (16,928)
                                                          -------------       -------------       -------------       -------------
Total ..............................................         (8,305,693)         (8,501,706)        (18,096,816)        (17,851,994)
                                                          -------------       -------------       -------------       -------------

INCREASE (DECREASE) IN NET A
CAPITAL SHARE TRANSACTIONS .........................         (3,611,111)         (2,038,944)         (7,319,984)         (4,628,508)
                                                          -------------       -------------       -------------       -------------
INCREASE (DECREASE) IN NET ASSETS ..................         (1,967,970)         (2,158,731)         (6,195,766)         (3,248,162)

NET ASSETS:
Beginning of year ..................................         58,885,267          61,043,998         110,876,927         114,125,089
                                                          -------------       -------------       -------------       -------------
END OF YEAR ........................................      $  56,917,297       $  58,885,267       $ 104,681,161       $ 110,876,927
                                                          =============       =============       =============       =============



================================================================================
NOTES TO FINANCIAL STATEMENTS



1. MULTIPLE CLASSES OF SHARES -- Seligman Municipal Fund Series, Inc. (the "Fund") consists of 13 separate series: the "National Series," the "Colorado Series," the "Georgia Series," the "Louisiana Series," the "Maryland Series," the "Massachusetts Series," the "Michigan Series," the "Minnesota Series," the "Missouri Series," the "New York Series," the "Ohio Series," the "Oregon Series," and the "South Carolina Series." Each Series of the Fund offers two classes of shares. All shares existing prior to February 1, 1994, the commencement date of Class D shares, were classified as Class A shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on redemptions made within one year of purchase. The two classes of shares for each Series represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

b. FEDERAL TAXES -- There is no provision for federal income tax. Each Series has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes original issue discounts and premiums paid on purchases of portfolio securities. Discounts other than original issue discounts are not amortized.

d. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended September 30, 1997, distribution and service fees were the only class-specific expenses.

e. DISTRIBUTIONS TO SHAREHOLDERS -- Dividends are declared daily and paid monthly. Other distributions paid by the Fund are recorded on the ex-dividend date. The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1997, were as follows:

SERIES                                          PURCHASES              SALES
-------                                       --------------         -----------
National ..................................    $20,257,068           $31,445,100
Colorado ..................................      1,971,600             4,980,241
Georgia ...................................      6,297,365             7,704,168
Louisiana .................................      8,894,825            11,777,281
Maryland ..................................      7,962,960            10,182,170
Massachusetts .............................     31,357,187            34,857,833
Michigan ..................................     15,757,416            23,896,463
Minnesota .................................      8,380,328            17,177,125
Missouri ..................................      4,457,100             3,283,300
New York ..................................     19,425,215            21,547,816
Ohio ......................................     18,308,120            28,742,312
Oregon ....................................     10,855,065            15,713,300
South Carolina ............................           --               9,536,925

================================================================================
NOTES TO FINANCIAL STATEMENTS

     At September 30, 1997, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

                                        TOTAL                     TOTAL
                                     UNREALIZED                UNREALIZED
     SERIES                         APPRECIATION              DEPRECIATION
  -------------                   ----------------          ----------------
National ...................         $5,332,596              $  138,648
Colorado ...................          3,127,125                    --
Georgia ....................          3,223,885                 107,543
Louisiana ..................          3,418,841                  54,643
Maryland ...................          3,108,634                  27,142
Massachusetts ..............          4,564,252                   1,026
Michigan ...................          8,235,328                    --
Minnesota ..................          7,114,327                  43,216
Missouri ...................          2,520,560                    --
New York ...................          5,692,572                  22,520
Ohio .......................          9,279,502                  38,330
Oregon .....................          2,717,762                    --
South Carolina .............          5,900,680                  17,880

4. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.50% per annum of each Series' average daily net assets.

     Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of each Series' shares, and an affiliate of the Manager, received the following concessions after commissions were paid to dealers for the sale of Class A shares:

                         DISTRIBUTOR        DEALER
  SERIES                 CONCESSIONS      COMMISSIONS
  ------                 -----------      -----------

National ...............  $ 8,749          $ 60,789
Colorado ...............    4,828            36,405
Georgia ................    7,820            56,992
Louisiana ..............    6,792            49,286
Maryland ...............    7,366            52,904
Massachusetts ..........   10,093            74,691
Michigan ...............   18,739           141,150
Minnesota ..............    9,979            75,908
Missouri ...............    4,557            36,025
New York ...............   11,532            84,357
Ohio ...................   16,992           124,695
Oregon .................    9,740            74,960
South Carolina .........   17,715           133,456

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive continuing fees of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. For the year ended September 30, 1997, the Distributor charged such fees to the Fund pursuant to the Plan as follows:

                                                         ANNUALIZED
                                     TOTAL FEES         % OF AVERAGE
     SERIES                             PAID             NET ASSETS
  -------------                     -------------      ---------------
National ....................        $ 91,999                .09%
Colorado ....................          47,350                .09
Georgia .....................          48,452                .10
Louisiana ...................          55,423                .10
Maryland ....................          51,056                .09
Massachusetts ...............         106,820                .10
Michigan ....................         144,511                .10
Minnesota ...................         122,699                .10
Missouri ....................          48,358                .09
New York ....................          78,075                .09
Ohio ........................         155,221                .10
Oregon ......................          54,461                .10
South Carolina ..............         102,127                .09

     Under the Plan, with respect to Class D shares, service organizations can enter into agreements with the Distributor and receive continuing fees for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class D shares for which the organizations are responsible, and fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan. For the year ended September 30, 1997, fees paid equivalent to 1% per annum of the average daily net assets of Class D shares were as follows:

  SERIES                                       SERIES
-----------                                 -----------
National .............    $40,330           Minnesota ....        $19,029
Colorado .............      2,515           Missouri .....          4,898
Georgia ..............     23,147           New York .....         12,557
Louisiana ............      4,002           Ohio .........          9,933
Maryland .............     19,800           Oregon .......         14,778
Massachusetts ........     13,878           South Carolina         31,817
Michigan .............     15,885

     The Distributor is entitled to retain any CDSL imposed on redemptions of Class D shares occurring within one year after purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended September 30, 1997, such charges were as follows:

================================================================================
NOTES TO FINANCIAL STATEMENTS

   SERIES                                     SERIES
-------------                              -------------
National ...............    $1,711         Minnesota .............    $372
Colorado ...............        19         Missouri ..............      64
Georgia ................     6,039         New York ..............       5
Louisiana ..............        26         Ohio ..................     668
Maryland ...............     2,223         Oregon ................     105
Massachusetts ..........       260         South Carolina ........     724
Michigan ...............       398

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of Fund shares, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 1997, Seligman Services, Inc. received commissions from the sale of shares of each Series and distribution and service fees pursuant to the Plan, as follows:

                                                         DISTRIBUTION AND
     SERIES                     COMMISSIONS                SERVICE FEES
  -------------              ----------------          ---------------------
National ....................      $  456                     $ 6,388
Colorado ....................       4,678                       2,918
Georgia .....................         283                         988
Louisiana ...................          21                         685
Maryland ....................         523                       1,425
Massachusetts ...............       1,865                       2,080
Michigan ....................         515                       2,537
Minnesota ...................         594                       2,087
Missouri ....................       1,220                       3,261
New York ....................       2,889                      12,398
Ohio ........................       1,485                       3,132
Oregon ......................          24                       1,417
South Carolina ..............       2,582                       1,576

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:


     SERIES                                        SERIES
  -------------                                 ------------
National ..............        $128,809        Minnesota .........      $186,678
Colorado ..............          70,580        Missouri ..........        69,163
Georgia ...............          70,267        New York ..........        98,518
Louisiana .............          63,215        Ohio ..............       195,740
Maryland ..............          82,309        Oregon ............        77,140
Massachusetts .........         142,267        South Carolina ....       137,337
Michigan ..............         184,333

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.


     The Fund has a compensation agreement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid. The cost of such fees and interest is included in directors' fees and expenses, and the accumulated balances thereof at September 30, 1997, are as follows:

   SERIES                                          SERIES
 ----------                                     -------------
National ..............        $18,086       Minnesota .........        $15,369
Colorado ..............         11,295       Missouri ..........         11,298
Georgia ...............         10,582       New York ..........         15,334
Louisiana .............         12,285       Ohio ..............         15,393
Maryland ..............         12,284       Oregon ............         11,108
Massachusetts .........         15,354       South Carolina ....         10,626
Michigan ..............         14,857

5. LOSS CARRYFORWARD -- In accordance with current federal income tax law, each of the Series' net realized capital gains and losses are considered separately for purposes of determining taxable capital gains. At September 30, 1997, the net loss carryforwards for the National, Colorado, and Minnesota Series amounted to $2,934,455, $38,129, and $681,481, respectively, which are available for offset against future taxable net gains, expiring in various amounts through 2005. Accordingly, no capital gain distributions are expected to be paid to shareholders of the National, Colorado, and Minnesota Series until net capital gains have been realized in excess of the available capital loss carryforwards.

================================================================================
NOTES TO FINANCIAL STATEMENTS

6. CAPITAL STOCK TRANSACTIONS -- The Fund has 1,300,000,000 shares of Capital Stock authorized. At September 30, 1997, 100,000,000 shares were authorized for each Series of the Fund. Transactions in shares of Capital Stock were as follows:



                            NATIONAL SERIES              COLORADO SERIES             GEORGIA SERIES         LOUISIANA SERIES
                      ---------------------------   -------------------------  -------------------------  -----------------------
                              YEAR ENDED                   YEAR ENDED                  YEAR ENDED               YEAR ENDED
                             SEPTEMBER 30,                SEPTEMBER 30,               SEPTEMBER 30,            SEPTEMBER 30,
                      ---------------------------   -------------------------  -------------------------   ------------------------
                         1997            1996          1997            1996       1997          1996        1997             1996
                      -----------     -----------   ----------       --------  -----------   ---------     --------      -----------
Sale of shares:
  Class A ..........      401,292       787,838       146,785        186,485     513,632       278,594     181,700         289,128
  Class D ..........       61,208       122,738         4,493          7,709     133,099       125,912      16,439          11,771
Shares issued
in payment
of dividends:
  Class A ..........      343,369       362,598       188,633        200,194     200,681       221,658     179,244         201,153
  Class D ..........       13,912         7,360           860            799       9,380         9,793       1,120           1,298
Exchanged from
associated Funds:
  Class A ..........      672,956     3,977,611       345,869        197,002      28,040        36,617       2,599             559
  Class D ..........    4,606,174     1,084,989         1,897            258       5,782         1,004        --              --
Shares issued
in payment of
gain distributions:
  Class A ..........         --            --            --               --      17,674        38,308      63,776          38,670
  Class D ..........         --            --            --               --         792         1,739         426             374
                       ----------    ----------    ----------       --------   ---------    ----------    --------      ----------
Total ..............    6,098,911     6,343,134       688,537        592,447     909,080       713,625     445,304         542,953
                       ----------    ----------    ----------       --------   ---------    ----------    --------      ----------
Shares repurchased:
  Class A ..........   (1,389,619)   (1,709,147)     (821,576)      (766,043)   (881,743)   (1,294,735)   (642,677)     (1,076,395)
  Class D ..........      (75,516)      (42,115)       (6,235)          (139)    (94,407)      (53,212)     (4,237)        (22,258)
Exchanged into
associated Funds:
  Class A ..........     (679,856)   (4,341,083)     (345,924)      (142,468)   (123,961)     (185,879)     (8,595)        (56,582)
  Class D ..........   (4,948,529)     (706,332)       (4,012)            --     (25,271)      (55,816)       --              (657)
                       ----------    ----------    ----------       --------  ----------    ----------    --------      ----------
Total ..............   (7,093,520)   (6,798,677)   (1,177,747)      (908,650) (1,125,382)   (1,589,642)   (655,509)     (1,155,892)
                       ----------    ----------    ----------       --------  ----------    ----------    --------      ----------
Decrease in shares .     (994,609)     (455,543)     (489,210)      (316,203)   (216,302)     (876,017)   (210,205)       (612,939)
                       ==========    ==========    ==========       ========  ==========    ==========    ========      ==========






                               MARYLAND SERIES          MASSACHUSETTS SERIES            MICHIGAN SERIES          MINNESOTA SERIES
                           ------------------------  ---------------------------  -------------------------   ---------------------
                                 YEAR ENDED                  YEAR ENDED                   YEAR ENDED                YEAR ENDED
                                SEPTEMBER 30,               SEPTEMBER 30,                SEPTEMBER 30,             SEPTEMBER 30,
                           ------------------------  -------------------------    -------------------------   ---------------------
                             1997        1996         1997           1996         1997          1996           1997          1996
                           ---------   ---------    ---------     -----------   ---------     ---------      ---------     --------
Sale of shares:
  Class A ..............    178,081     251,027       308,839       420,626       596,810       590,794       706,910       662,567
  Class D ..............     63,517     187,262        36,578        84,893        83,579        75,571        17,609        45,645
Shares issued
in payment
of dividends:
  Class A ..............    192,610     203,932       420,799       439,779       529,332       577,449       569,754       622,155
  Class D ..............      8,633       5,928         3,981         4,303         5,592         5,165         7,244         9,641
Exchanged from
associated Funds:
  Class A ..............     77,084     138,972     1,523,024       598,715     1,080,365       261,523        46,568        63,682
  Class D ..............       --          --           1,134        23,224        30,637        24,587        11,509         6,252
Shares issued in
payment of gain
distributions:
  Class A ..............     25,571      21,748        98,428       142,832       139,825       222,433          --          34,629
  Class D ..............      1,259         429         1,232         1,238         1,654         2,476          --             597
                           --------    --------    ----------    ----------    ----------    ----------    ----------    ----------
Total ..................    546,755     809,298     2,394,015     1,715,610     2,467,794     1,759,998     1,359,594     1,445,168
                           --------    --------    ----------    ----------    ----------    ----------    ----------    ----------
Shares repurchased:
  Class A ..............   (674,114)   (777,341)   (1,413,634)   (1,532,595)   (1,886,059)   (1,562,041)   (1,868,498)   (1,744,913)
  Class D ..............    (63,960)    (15,227)      (65,121)      (29,941)      (65,355)      (43,655)      (65,288)      (65,660)
Exchanged into
associated Funds:
  Class A ..............   (112,466)   (144,008)   (1,175,580)     (700,147)   (1,297,651)     (314,340)     (258,689)     (183,451)
  Class D ..............    (12,507)     (1,335)       (1,133)      (17,262)      (17,125)      (25,575)       (5,099)      (17,466)
                           --------    --------    ----------    ----------    ----------    ----------    ----------    ----------
Total ..................   (863,047)   (937,911)   (2,655,468)   (2,279,945)   (3,266,190)   (1,945,611)   (2,197,574)   (2,011,490)
                           --------    --------    ----------    ----------    ----------    ----------    ----------    ----------
Decrease in shares .....   (316,292)   (128,613)     (261,453)     (564,335)     (798,396)     (185,613)     (837,980)     (566,322)
                           ========    ========    ==========    ==========    ==========    ==========    ==========    ==========


================================================================================
NOTES TO FINANCIAL STATEMENTS

                               MISSOURI SERIES               NEW YORK SERIES              OHIO SERIES              OREGON SERIES
                          --------------------------   --------------------------  ------------------------  ----------------------
                                 YEAR ENDED                    YEAR ENDED                 YEAR ENDED                YEAR ENDED
                                SEPTEMBER 30,                 SEPTEMBER 30,              SEPTEMBER 30,             SEPTEMBER 30,
                          --------------------------   --------------------------  ------------------------  ----------------------
                            1997          1996           1997          1996         1997          1996        1997          1996
                          ----------   -----------    -----------   ---------    ----------    ---------    ----------     ---------
Sale of shares:
  Class A ..............    722,053     336,439       486,564       420,183       441,039       556,577       262,547       449,036
  Class D ..............      5,024      45,866        52,683        51,905        43,216        42,516        66,778        53,330
Shares issued in
payment of
dividends:
  Class A ..............    161,292     170,657       300,867       311,826       626,911       676,616       222,418       250,740
  Class D ..............      1,973       2,059         4,524         3,961         4,687         4,228         5,646         6,750
Exchanged from
associated Funds:
  Class A ..............     31,545      11,737       540,465       396,166       106,616       115,979         7,803        72,458
  Class D ..............         13       5,683         1,501        22,805         1,906           522        13,881         2,730
Shares issued in
payment of gain
distributions:
  Class A ..............     46,125      40,153        20,729          --         131,276        73,144        30,287         6,052
  Class D ..............        688         342           316          --             934           399           813           175
                           --------    --------    ----------    ----------    ----------    ----------    ----------    ----------
Total ..................    968,713     612,936     1,407,649     1,206,846     1,356,585     1,469,981       610,173       841,271
                           --------    --------    ----------    ----------    ----------    ----------    ----------    ----------
Shares repurchased:
  Class A ..............   (553,544)   (626,785)   (1,191,908)   (1,161,173)   (2,310,439)   (1,993,888)     (900,692)     (932,734)
  Class D ..............    (15,067)    (40,183)       (8,476)      (31,991)      (26,589)       (2,985)      (68,686)      (39,953)
Exchanged into
associated Funds:
  Class A ..............   (131,979)   (102,871)     (442,854)     (273,410)     (184,026)     (354,919)     (104,744)     (122,134)
  Class D ..............     (5,250)     (7,345)       (5,338)      (14,800)       (7,441)       (1,268)       (6,685)      (16,869)
                           --------    --------    ----------    ----------    ----------    ----------    ----------    ----------
Total ..................   (705,840)   (777,184)   (1,648,576)   (1,481,374)   (2,528,495)   (2,353,060)   (1,080,807)   (1,111,690)
                           --------    --------    ----------    ----------    ----------    ----------    ----------    ----------
Increase (decrease)
  in shares ............    262,873    (164,248)     (240,927)     (274,528)   (1,171,910)     (883,079)     (470,634)     (270,419)
                           ========    ========    ==========    ==========    ==========    ==========    ==========    ==========




                                                     SOUTH CAROLINA SERIES
                                                 -----------------------------
                                                          YEAR ENDED
                                                         SEPTEMBER 30,
                                                 -----------------------------
                                                     1997              1996
                                                  -----------       -----------


SALE OF SHARES:
  Class A .....................................      572,615           909,638
  Class D .....................................      156,977           179,334
Shares issued in payment of dividends:
  Class A .....................................      380,701           412,361
  Class D .....................................       13,850            10,618
Exchanged from associated Funds:
  Class A .....................................       47,863           104,833
  Class D .....................................        3,643              --
Shares issued in payment of gain
  distributions:
  Class A .....................................      161,652            24,100
  Class D .....................................        5,056               607
                                                  ----------        ----------
Total .........................................    1,342,357         1,641,491
                                                  ----------        ----------
Shares repurchased:
  Class A .....................................   (2,018,325)       (1,840,951)
  Class D .....................................      (53,697)          (65,796)
Exchanged into associated Funds:
  Class A .....................................     (170,000)         (308,319)
  Class D .....................................      (13,276)           (2,110)
                                                  ----------        ----------
Total .........................................   (2,255,298)       (2,217,176)
                                                  ----------        ----------
Decrease in shares ............................     (912,941)         (575,685)
                                                  ==========        ==========

================================================================================
FINANCIAL HIGHLIGHTS


     The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance of each Class, on a per share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts, based on average shares outstanding.

     "Total return based on net asset value" measures each Class's performance assuming that investors purchased shares at net asset value as of the beginning of the period, invested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of each Series. Total returns for periods of less than one year are not annualized.




NATIONAL SERIES                                          CLASS A                                           CLASS D
                                   ---------------------------------------------------       -----------------------------------
                                                                                                  YEAR ENDED             2/1/94**
                                                YEAR ENDED SEPTEMBER 30,                          SEPTEMBER 30,            TO
                                   ---------------------------------------------------      --------------------------
                                    1997      1996        1995       1994        1993       1997      1996       1995    9/30/94
                                    -----     -----       -----      -----       -----      -----     -----      -----   -------
PER SHARE OPERATING
  PERFORMANCE:
Net Asset Value,
Beginning Of Period                $7.70      $7.58      $7.18        $8.72      $8.07      $7.70      $7.57     $7.18    $8.20
                                   -----      -----      -----        -----      -----      -----      -----     -----    -----
Net investment income               0.39       0.40       0.40         0.41       0.45       0.32       0.33      0.32     0.22
Net realized and unrealized
investment gain (loss)              0.31       0.12       0.40        (1.04)      0.78       0.32       0.13      0.39    (1.02)
                                   -----      -----      -----        -----      -----      -----      -----     -----    -----
Increase (Decrease) From
Investment Operations               0.70       0.52       0.80        (0.63)      1.23       0.64       0.46      0.71    (0.80)
Dividends paid or declared         (0.39)     (0.40)     (0.40)       (0.41)     (0.45)     (0.32)     (0.33)    (0.32)   (0.22)
Distributions
from net gain realized              --         --         --          (0.50)     (0.13)        --         --        --       --
                                   -----      -----      -----        -----      -----      -----      -----     -----    -----
Net Increase (Decrease)
In Net Asset Value                  0.31       0.12       0.40        (1.54)      0.65       0.32       0.13      0.39    (1.02)
                                   -----      -----      -----        -----      -----      -----      -----     -----    -----
Net Asset Value,
End of Period                      $8.01      $7.70      $7.58        $7.18      $8.72      $8.02      $7.70     $7.57    $7.18
                                   =====      =====      =====        =====      =====      =====      =====     =====    =====
TOTAL RETURN BASED
ON NET ASSET VALUE:                 9.40%     6.97%      11.48%      (7.83)%     16.00%      8.56%      6.13%    10.17%   (9.96)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average
net assets                          0.84%     0.80%       0.86%        0.85%      0.86%      1.75%      1.67%     1.95%    1.76%+
Net investment income to
average net assets                  5.05%     5.19%       5.46%        5.30%      5.49%      4.15%      4.27%     4.40%    4.37%+
Portfolio turnover                 20.63%    33.99%      24.91%       24.86%     72.68%     20.63%     33.99%    24.91%   24.86%++
Net Assets, End of Period
(000s omitted)                    $97,481   $98,767    $104,184     $111,374   $136,394     $2,279     $4,826    $1,215    $446
------------
See footnotes on page 57.


================================================================================
FINANCIAL HIGHLIGHTS


COLORADO SERIES                                         CLASS A                                            CLASS D
                                  ---------------------------------------------------       -----------------------------------
                                                                                                  YEAR ENDED             2/1/94**
                                               YEAR ENDED SEPTEMBER 30,                          SEPTEMBER 30,            TO
                                  ---------------------------------------------------      -------------------------
                                   1997      1996        1995       1994        1993       1997      1996       1995    9/30/94
                                  -----       -----       -----      -----       -----      -----     -----      -----   ------
PER SHARE OPERATING
PERFORMANCE:
Net Asset Value,
Beginning of Period               $7.27      $7.30      $7.09       $7.76       $7.34      $7.27     $7.29      $7.09     $7.72
                                  -----      -----      -----       -----       -----       -----     -----     -----     -----
Net investment income              0.37       0.37       0.38        0.37        0.39       0.30      0.31       0.30      0.20
Net realized and unrealized
investment gain (loss)             0.15      (0.03)      0.21       (0.59)       0.49       0.15     (0.02)      0.20     (0.63)
                                  -----      -----      -----       -----       -----      -----     -----      -----     -----
Increase (Decrease)
from Investment
Operations                         0.52       0.34       0.59       (0.22)       0.88       0.45      0.29       0.50     (0.43)
Dividends paid or declared        (0.37)     (0.37)     (0.38)      (0.37)      (0.39)     (0.30)    (0.31)     (0.30)    (0.20)
Distributions from
net gain realized                   --          --         --       (0.08)      (0.07)        --        --         --        --
                                  -----      -----      -----       -----       -----      -----     -----      -----     -----
Net Increase (Decrease)
in Net Asset Value                 0.15      (0.03)       0.21      (0.67)       0.42       0.15     (0.02)      0.20     (0.63)
                                  -----      -----       -----      -----       -----      -----     -----      -----     -----
Net Asset Value, End of Period    $7.42      $7.27       $7.30      $7.09       $7.76      $7.42     $7.27      $7.29     $7.09
                                  =====      =====       =====      =====       =====      =====     =====      =====     =====
TOTAL RETURN BASED
ON NET ASSET VALUE:                7.30%      4.76%      8.56%      (2.92)%     12.54%      6.34%     3.95%      7.26%    (5.73)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets     0.90%      0.85%      0.93%       0.86%       0.90%      1.81%     1.75%      2.02%     1.78%+
Net investment income
to average net assets              5.01%      5.07%      5.31%       5.06%       5.21%      4.10%     4.17%      4.23%     4.05%+
Portfolio turnover                 3.99%     12.39%     14.70%      10.07%      14.09%      3.99%    12.39%     14.70%    10.07%++
Net Assets, End of Period
(000s omitted)                   $49,780    $52,295    $54,858     $58,197     $67,912       $238      $255       $193       $96



GEORGIA SERIES                                           CLASS A                                           CLASS D
                                   ---------------------------------------------------       -----------------------------------
                                                                                                  YEAR ENDED             2/1/94**
                                                YEAR ENDED SEPTEMBER 30,                          SEPTEMBER 30,            TO
                                   ---------------------------------------------------      -------------------------
                                    1997      1996        1995       1994        1993       1997      1996       1995    9/30/94
                                    -----     -----       -----      -----       -----      -----     -----      -----   -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning
of Period                          $7.87      $7.81      $7.48       $8.43       $7.85      $7.88     $7.82      $7.49    $8.33
                                   -----      -----      -----       -----       -----      -----     -----      -----    -----
Net investment income               0.38       0.39       0.39        0.41        0.43       0.31      0.32       0.32     0.22
Net realized and unrealized
investment gain (loss)              0.28       0.11       0.43       (0.86)       0.62       0.28      0.11       0.43    (0.84)
                                   -----      -----      -----       -----       -----      -----     -----      -----    -----
Increase (Decrease) from
Investment Operations               0.66       0.50       0.82       (0.45)       1.05       0.59      0.43       0.75    (0.62)
Dividends paid or declared         (0.38)     (0.39)     (0.39)      (0.41)      (0.43)     (0.31)    (0.32)     (0.32)   (0.22)
Distributions from net gain
realized                           (0.03)     (0.05)     (0.10)      (0.09)      (0.04)     (0.03)    (0.05)     (0.10)      --
                                   -----      -----      -----       -----       -----      -----     -----      -----    -----
Net Increase (Decrease) in
Net Asset Value                     0.25       0.06       0.33       (0.95)       0.58       0.25      0.06       0.33    (0.84)
                                   -----      -----      -----       -----       -----      -----     -----      -----    -----
Net Asset Value, End of Period     $8.12      $7.87      $7.81       $7.48       $8.43      $8.13     $7.88      $7.82    $7.49
                                   =====      =====      =====       =====       =====      =====     =====      =====    =====
TOTAL RETURN BASED
ON NET ASSET VALUE:                 8.65%      6.56%     11.66%      (5.52)%     13.96%      7.67%     5.60%     10.58%   (7.57)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets      0.89%      0.83%      0.91%       0.73%       0.63%      1.79%     1.73%      1.90%    1.76%+
Net investment income to average
net assets                          4.82%      4.94%      5.26%       5.21%       5.34%      3.92%     4.03%      4.28%    4.28%+
Portfolio turnover                 12.28%     16.24%      3.36%      19.34%      12.45%     12.28%    16.24%      3.36%   19.34%++
Net Assets, End of Period
(000s omitted)                    $50,614    $50,995    $57,678     $61,466     $64,650     $2,640    $2,327     $2,079     $849
Without management fee waiver:*
  Net investment income per
   share                                                 $0.39       $0.40       $0.40                           $0.31    $0.21
  Ratios:
  Expenses to average net assets                          0.96%       0.93%       0.93%                           1.95%    1.90%+
  Net investment income to
  average net assets                                      5.21%       5.01%       5.04%                           4.23%    4.15%+

------------
See footnotes on page 57.


================================================================================
FINANCIAL HIGHLIGHTS

LOUISIANA SERIES                                         CLASS A                                           CLASS D
                                   ---------------------------------------------------       -----------------------------------
                                                                                                  YEAR ENDED             2/1/94**
                                                YEAR ENDED SEPTEMBER 30,                          SEPTEMBER 30,            TO
                                   ---------------------------------------------------      -------------------------
                                    1997      1996        1995       1994        1993       1997      1996       1995    9/30/94
                                    -----     -----       -----      -----       -----      -----     -----      -----   -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of
Period                             $8.16      $8.14       $7.94      $8.79       $8.38      $8.16     $8.14      $7.94    $8.73
                                   -----     -----        -----     -----       -----       -----     -----      -----    -----
Net investment income               0.41       0.42        0.43       0.44        0.46       0.34      0.35       0.35     0.24
Net realized and unrealized
investment gain (loss)              0.23       0.08        0.34      (0.77)       0.51       0.22      0.08       0.34    (0.79)
                                   -----     -----        -----      -----       -----      -----     -----      -----    -----
Increase (Decrease) from
Investment Operations               0.64       0.50        0.77      (0.33)       0.97       0.56      0.43       0.69    (0.55)
Dividends paid or declared         (0.41)     (0.42)      (0.43)     (0.44)      (0.46)     (0.34)    (0.35)     (0.35)   (0.24)
Distributions from net gain
realized                           (0.11)     (0.06)      (0.14)     (0.08)      (0.10)     (0.11)    (0.06)     (0.14)      --
                                    -----     -----        -----     -----       -----      -----     -----      -----    -----
Net Increase (Decrease) in
Net Asset Value                     0.12       0.02        0.20      (0.85)       0.41       0.11      0.02       0.20    (0.79)
                                   -----     -----        -----     -----       -----       -----     -----      -----    -----
Net Asset Value, End of Period     $8.28      $8.16       $8.14      $7.94       $8.79      $8.27     $8.16      $8.14    $7.94
                                   =====     =====        =====      =====       =====      =====     =====      =====    =====
TOTAL RETURN BASED
ON NET ASSET VALUE:                 8.17%      6.32%      10.30%    (3.83)%      12.10%      7.07%     5.37%      9.17%   (6.45)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets      0.86%      0.82%       0.89%      0.87%       0.87%      1.76%     1.72%      1.91%    1.78%+
Net investment income to
average net assets                  5.08%      5.15%       5.44%      5.31%       5.40%      4.18%     4.25%      4.41%    4.33%+
Portfolio turnover                 16.08%     10.08%       4.82%     17.16%       9.21%     16.08%    10.08%      4.82%   17.16%++
Net Assets, End of Period
(000s omitted)                    $56,199    $57,264     $61,988    $61,441     $67,529       $509      $389       $465     $704

MARYLAND SERIES                                          CLASS A                                           CLASS D
                                   ---------------------------------------------------       -----------------------------------
                                                                                                  YEAR ENDED             2/1/94**
                                                YEAR ENDED SEPTEMBER 30,                          SEPTEMBER 30,            TO
                                   ---------------------------------------------------      -------------------------
                                    1997      1996        1995       1994        1993       1997      1996       1995    9/30/94
                                    -----     -----       -----      -----       -----      -----     -----      -----   -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of
Period                             $7.99      $7.96      $7.71       $8.64      $8.15      $7.99      $7.97      $7.72    $8.46
                                   -----      -----      -----       -----      -----      -----      -----      -----    -----
Net investment income               0.40       0.40       0.41        0.42       0.44       0.33       0.33       0.33     0.23
Net realized and unrealized
investment gain (loss)              0.19       0.06       0.38       (0.76)      0.59       0.20       0.05       0.38    (0.74)
                                   -----      -----      -----       -----      -----      -----      -----      -----    -----
Increase (Decrease) from
Investment Operations               0.59       0.46       0.79       (0.34)      1.03       0.53       0.38       0.71    (0.51)
Dividends paid or declared         (0.40)     (0.40)     (0.41)      (0.42)     (0.44)     (0.33)     (0.33)     (0.33)   (0.23)
Distributions from net gain
realized                           (0.04)     (0.03)     (0.13)      (0.17)     (0.10)     (0.04)     (0.03)     (0.13)      --
                                   -----      -----      -----       -----      -----      -----      -----      -----    -----
Net Increase (Decrease) in
Net Asset Value                     0.15       0.03       0.25       (0.93)      0.49       0.16       0.02       0.25    (0.74)
                                   -----      -----      -----       -----      -----      -----      -----      -----    -----
Net Asset Value, End of
Period                             $8.14      $7.99      $7.96       $7.71      $8.64      $8.15      $7.99      $7.97    $7.72
                                   =====      =====      =====       =====      =====      =====      =====      =====    =====
TOTAL RETURN BASED
ON NET ASSET VALUE:                 7.64%      6.00%     10.90%     (4.08)%     13.23%      6.80%      4.91%      9.75%  (6.21)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets      0.90%      0.84%      0.96%       0.92%      0.97%      1.81%      1.72%      2.02%    1.80%+
Net investment income to
average net assets                  4.99%      5.05%      5.31%       5.17%      5.28%      4.08%      4.14%      4.27%    4.26%+
Portfolio turnover                 14.79%      5.56%      3.63%      17.68%     14.10%     14.79%      5.56%      3.63%   17.68%++
Net Assets, End of Period
(000s omitted)                    $52,549    $54,041    $56,290     $57,263    $64,472     $2,063     $2,047       $630     $424


------------
See footnotes on page 57.

================================================================================
FINANCIAL HIGHLIGHTS


MASSACHUSETTS SERIES                                      CLASS A                                           CLASS D
                                   ---------------------------------------------------       -----------------------------------
                                                                                                  YEAR ENDED             2/1/94**
                                                YEAR ENDED SEPTEMBER 30,                          SEPTEMBER 30,            TO
                                   ---------------------------------------------------      -------------------------
                                    1997      1996        1995       1994        1993       1997      1996       1995    9/30/94
                                    -----     -----       -----      -----       -----      -----     -----      -----   -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of
Period                             $7.85     $7.91       $7.66       $8.54       $8.06      $7.84     $7.90      $7.66     $8.33
                                   -----     -----       -----       -----       -----      -----     -----      -----     -----
Net investment income               0.40      0.41        0.42        0.44        0.47       0.33      0.34       0.34      0.24
Net realized and unrealized
investment gain (loss)              0.22      0.05        0.28       (0.67)       0.55       0.23      0.05       0.27     (0.67)
                                   -----     -----       -----       -----       -----      -----     -----      -----     -----
Increase (Decrease) from
Investment Operations               0.62      0.46        0.70       (0.23)       1.02       0.56      0.39       0.61     (0.43)
Dividends paid or declared         (0.40)    (0.41)      (0.42)      (0.44)      (0.47)     (0.33)    (0.34)     (0.34)    (0.24)
Distributions from net gain
realized                           (0.08)    (0.11)      (0.03)      (0.21)      (0.07)     (0.08)    (0.11)     (0.03)       --
                                   -----     -----       -----       -----       -----      -----     -----      -----     -----
Net Increase (Decrease) in
Net Asset Value                     0.14     (0.06)       0.25       (0.88)       0.48       0.15     (0.06)      0.24     (0.67)
                                   -----     -----       -----       -----       -----      -----     -----      -----     -----
Net Asset Value, End of Period     $7.99     $7.85       $7.91       $7.66       $8.54      $7.99     $7.84      $7.90     $7.66
                                   =====     =====       =====       =====       =====      =====     =====      =====     =====
TOTAL RETURN BASED
ON NET ASSET VALUE:                8.11%     5.97%       9.58%     (2.94)%      13.18%      7.29%     5.01%      8.33%   (5.34)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets      0.84%     0.80%       0.86%       0.85%       0.88%      1.74%     1.70%      1.95%     1.78%+
Net investment income to
average net assets                  5.06%     5.24%       5.51%       5.46%       5.65%      4.16%     4.32%      4.47%     4.52%+
Portfolio turnover                 29.26%    26.30%      16.68%      12.44%      20.66%     29.26%    26.30%     16.68%    12.44%++
Net Assets, End of Period
(000s omitted)                   $110,011  $109,872    $115,711    $120,149    $139,504     $1,245    $1,405       $809    $1,099



MICHIGAN SERIES                                          CLASS A                                           CLASS D
                                   ---------------------------------------------------       -----------------------------------
                                                                                                  YEAR ENDED             2/1/94**
                                                YEAR ENDED SEPTEMBER 30,                          SEPTEMBER 30,            TO
                                   ---------------------------------------------------      -------------------------
                                    1997      1996        1995       1994        1993       1997      1996       1995    9/30/94
                                    -----     -----       -----      -----       -----      -----     -----      -----   -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of
Period                             $8.46      $8.54      $8.28      $9.08        $8.68      $8.45     $8.54      $8.28    $9.01
                                   -----      -----      -----      -----        -----      -----     -----      -----    -----
Net investment income               0.43       0.45       0.46       0.46         0.47       0.36      0.37       0.37     0.25
Net realized and unrealized
investment gain (loss)              0.23       0.06       0.30      (0.71)        0.59       0.23      0.05       0.30    (0.73)
                                   -----      -----      -----      -----        -----      -----     -----      -----    -----
Increase (Decrease) from
Investment Operations               0.66       0.51       0.76      (0.25)        1.06       0.59      0.42       0.67    (0.48)
Dividends paid or declared         (0.43)     (0.45)     (0.46)     (0.46)       (0.47)     (0.36)    (0.37)     (0.37)   (0.25)
Distributions from net gain
realized                           (0.09)     (0.14)     (0.04)     (0.09)       (0.19)     (0.09)    (0.14)     (0.04)      --
                                   -----      -----      -----      -----        -----      -----     -----      -----    -----
Net Increase (Decrease) in
Net Asset Value                     0.14      (0.08)      0.26      (0.80)        0.40       0.14     (0.09)      0.26    (0.73)
                                   -----      -----      -----      -----        -----      -----     -----      -----    -----
Net Asset Value, End of Period     $8.60      $8.46      $8.54      $8.28        $9.08      $8.59     $8.45      $8.54    $8.28
                                   =====      =====      =====      =====        =====      =====     =====      =====    =====
TOTAL RETURN BASED
ON NET ASSET VALUE:                 8.16%      6.16%      9.56%    (2.90)%       12.97%      7.19%     5.09%      8.36%  (5.47)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets      0.81%      0.78%      0.87%      0.84%        0.83%      1.71%     1.68%      2.01%    1.75%+
Net investment income to
average net assets                  5.13%      5.29%      5.50%      5.32%        5.41%      4.23%     4.39%      4.40%    4.40%+
Portfolio turnover                 10.98%     19.62%     20.48%     10.06%        6.33%     10.98%    19.62%     20.48%   10.06%++
Net Assets, End of Period
(000s omitted)                   $143,370   $148,178   $151,589   $151,095     $164,638     $1,845    $1,486     $1,172     $671

------------
See footnotes on page 57.

================================================================================
FINANCIAL HIGHLIGHTS


MINNESOTA SERIES                                         CLASS A                                           CLASS D
                                   ---------------------------------------------------       -----------------------------------
                                                                                                  YEAR ENDED             2/1/94**
                                                YEAR ENDED SEPTEMBER 30,                          SEPTEMBER 30,            TO
                                   ---------------------------------------------------      -------------------------
                                    1997      1996        1995       1994        1993       1997      1996       1995    9/30/94
                                    -----     -----       -----      -----       -----      -----     -----      -----   -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of
Period                             $7.68      $7.82       $7.72      $8.28       $7.89      $7.68     $7.82      $7.73     $8.22
                                   -----      -----       -----      -----       -----      -----     -----      -----     -----

Net investment income              0.40       0.42        0.45       0.45        0.47       0.33      0.35       0.38       0.25
Net realized and unrealized
investment gain (loss)             0.11      (0.12)       0.11      (0.44)       0.51       0.11     (0.12)      0.10      (0.49)
                                  -----      -----       -----      -----       -----      -----     -----      -----     -----
Increase (Decrease) from
Investment Operations              0.51       0.30        0.56       0.01        0.98       0.44      0.23       0.48      (0.24)
Dividends paid or declared        (0.40)     (0.42)      (0.45)     (0.45)      (0.47)     (0.33)    (0.35)     (0.38)     (0.25)
Distributions from net gain
realized                             --      (0.02)      (0.01)     (0.12)      (0.12)        --     (0.02)     (0.01)       --
                                  -----      -----       -----      -----       -----      -----     -----      -----     -----
Net Increase (Decrease) in
Net Asset Value                    0.11      (0.14)       0.10      (0.56)       0.39       0.11     (0.14)      0.09      (0.49)
                                  -----      -----       -----      -----       -----      -----     -----      -----      -----
Net Asset Value, End of Period    $7.79      $7.68       $7.82      $7.72       $8.28      $7.79     $7.68      $7.82      $7.73
                                  =====      =====       =====      =====       =====      =====     =====      =====      =====
TOTAL RETURN BASED
ON NET ASSET VALUE:                6.85%      3.99%       7.61%      0.12%      13.06%      5.89%     3.06%      6.45%     (3.08)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets     0.85%      0.81%       0.87%      0.85%       0.90%      1.75%     1.71%      1.85%      1.74%+
Net investment income to
average net assets                 5.21%      5.47%       5.89%      5.70%       5.89%      4.31%     4.57%      4.92%      4.68%+
Portfolio turnover                 6.88%     26.89%       5.57%      3.30%       5.73%      6.88%    26.89%      5.57%      3.30%++
Net Assets, End of Period
(000s omitted)                  $121,674   $126,173    $132,716   $134,990    $144,600     $1,799    $2,036     $2,237     $1,649


MISSOURI SERIES                                          CLASS A                                           CLASS D
                                   ---------------------------------------------------       -----------------------------------
                                                                                                  YEAR ENDED             2/1/94**
                                                YEAR ENDED SEPTEMBER 30,                          SEPTEMBER 30,            TO
                                   ---------------------------------------------------      -------------------------
                                    1997      1996        1995       1994        1993       1997      1996       1995    9/30/94
                                    -----     -----       -----      -----       -----      -----     -----      -----   -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of
Period                              $7.71     $7.70       $7.41      $8.31     $7.80       $7.72     $7.70     $7.41     $8.20
                                    -----     -----       -----      -----     -----       -----     -----     -----     -----
Net investment income                0.38      0.39        0.40       0.40      0.42        0.31      0.32      0.32      0.22
Net realized and unrealized
investment gain (loss)               0.19      0.08        0.36      (0.79)     0.57        0.18      0.09      0.36     (0.79)
                                    -----     -----       -----      -----     -----       -----     -----     -----     -----
Increase (Decrease) from
Investment Operations               0.57       0.47       0.76       (0.39)     0.99        0.49      0.41       0.68    (0.57)
Dividends paid or declared         (0.38)     (0.39)     (0.40)      (0.40)    (0.42)      (0.31)    (0.32)     (0.32)   (0.22)
Distributions from net gain
realized                           (0.08)     (0.07)     (0.07)      (0.11)    (0.06)      (0.08)    (0.07)     (0.07)      --
                                   -----      -----      -----       -----     -----       -----     -----      -----    -----
Net Increase (Decrease) in
Net Asset Value                     0.11       0.01       0.29       (0.90)      0.51       0.10      0.02       0.29    (0.79)
                                   -----      -----      -----       -----      -----      -----     -----      -----    -----
Net Asset Value, End of Period     $7.82      $7.71      $7.70       $7.41      $8.31      $7.82     $7.72      $7.70    $7.41
                                   =====      =====      =====       =====      =====      =====     =====      =====    =====
TOTAL RETURN BASED
ON NET ASSET VALUE:                 7.70%      6.27%     10.67%     (4.85)%     13.17%      6.60%     5.46%      9.49%   (7.16)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets      0.89%      0.86%      0.88%       0.74%      0.71%      1.80%     1.76%      1.98%    1.70%+
Net investment income to
average net assets                  4.93%      5.03%      5.31%       5.18%      5.29%      4.02%     4.13%      4.23%    4.27%+
Portfolio turnover                  6.47%      8.04%      3.88%      14.33%     17.03%      6.47%     8.04%      3.88%   14.33%++
Net Assets, End of Period
(000s omitted)                    $52,766    $49,941    $51,169     $52,621    $56,861       $474      $565       $515     $350
Without management fee waiver:*
  Net investment income per share                        $0.39       $0.39      $0.41                           $0.32    $0.22
  Ratios:
  Expenses to average net assets                         0.93%       0.88%      0.91%                           2.03%    1.80%+
  Net investment income to
  average net assets                                     5.26%       5.04%      5.09%                           4.18%    4.17%+

------------
See footnotes on page 57.

================================================================================
FINANCIAL HIGHLIGHTS


NEWYORK SERIES                                           CLASS A                                           CLASS D
                                   ---------------------------------------------------       -----------------------------------
                                                                                                  YEAR ENDED             2/1/94**
                                                YEAR ENDED SEPTEMBER 30,                          SEPTEMBER 30,            TO
                                   ---------------------------------------------------      -------------------------
                                    1997      1996        1995       1994        1993       1997      1996       1995    9/30/94
                                    -----     -----       -----      -----       -----      -----     -----      -----   -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of
Period                             $7.98      $7.86       $7.67      $8.75       $8.13      $7.98     $7.87      $7.67    $8.55
                                   -----      -----       -----      -----       -----      -----     -----      -----    -----
Net investment income               0.41       0.42        0.42       0.43        0.45       0.34      0.34       0.34     0.23
Net realized and unrealized
investment gain (loss)              0.32       0.12        0.36      (0.88)       0.74       0.33      0.11       0.37    (0.88)
                                   -----      -----       -----      -----       -----      -----     -----      -----    -----
Increase (Decrease) from
Investment Operations               0.73       0.54        0.78      (0.45)       1.19       0.67      0.45       0.71    (0.65)
Dividends paid or declared         (0.41)     (0.42)      (0.42)     (0.43)      (0.45)     (0.34)    (0.34)     (0.34)   (0.23)
Distributions from net gain
realized                           (0.02)        --       (0.17)     (0.20)      (0.12)     (0.02)       --      (0.17)      --
                                   -----      -----       -----      -----       -----      -----     -----      -----    -----
Net Increase (Decrease) in
Net Asset Value                     0.30       0.12        0.19      (1.08)       0.62       0.31      0.11       0.20    (0.88)
                                   -----      -----       -----      -----       -----      -----     -----      -----    -----
Net Asset Value, End of
Period                             $8.28      $7.98       $7.86      $7.67       $8.75      $8.29     $7.98      $7.87    $7.67
                                   =====      =====       =====      =====       =====      =====     =====      =====    =====
TOTAL RETURN BASED
ON NET ASSET VALUE:                 9.45%      6.97%      10.93%    (5.37)%      15.26%      8.60%     5.86%      9.87%  (7.73)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets      0.82%      0.77%       0.88%      0.87%       0.94%      1.73%     1.68%      1.96%    1.81%+
Net investment income to
average net assets                  5.09%      5.24%       5.52%      5.31%       5.37%      4.18%     4.33%      4.42%    4.39%+
Portfolio turnover                 23.83%     25.88%      34.05%     28.19%      27.90%     23.83%    25.88%     34.05%   28.19%++
Net Assets, End of Period
(000s omitted)                    $83,528    $82,719     $83,980    $90,914    $104,685     $1,572    $1,152       $885     $476

OHIO SERIES                                             CLASS A                                           CLASS D
                                   ---------------------------------------------------       -----------------------------------
                                                                                                  YEAR ENDED             2/1/94**
                                                YEAR ENDED SEPTEMBER 30,                          SEPTEMBER 30,            TO
                                   ---------------------------------------------------      -------------------------
                                    1997      1996        1995       1994        1993       1997      1996       1995    9/30/94
                                    -----     -----       -----      -----       -----      -----     -----      -----   -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of
Period                             $8.09      $8.11       $7.90      $8.77       $8.28      $8.13      $8.15     $7.92    $8.61
                                   -----      -----       -----      -----       -----      -----      -----     -----    -----
Net investment income               0.42       0.43        0.44       0.44        0.46       0.35      0.36       0.36     0.24
Net realized and unrealized
investment gain (loss)              0.17       0.02        0.28      (0.70)       0.56       0.17      0.02       0.30    (0.69)
                                   -----      -----       -----      -----       -----      -----      -----     -----    -----
Increase (Decrease) from
Investment Operations               0.59       0.45        0.72      (0.26)       1.02       0.52      0.38       0.66    (0.45)
Dividends paid or declared         (0.42)     (0.43)      (0.44)     (0.44)      (0.46)     (0.35)    (0.36)     (0.36)   (0.24)
Distributions from net gain
realized                           (0.07)     (0.04)      (0.07)     (0.17)      (0.07)     (0.07)    (0.04)     (0.07)      --
                                   -----      -----       -----      -----       -----      -----      -----     -----    -----
Net Increase (Decrease) in
Net Asset Value                     0.10      (0.02)       0.21      (0.87)       0.49       0.10     (0.02)      0.23    (0.69)
                                   -----      -----       -----      -----       -----      -----      -----     -----    -----
Net Asset Value, End of
Period                             $8.19      $8.09       $8.11      $7.90       $8.77      $8.23     $8.13      $8.15    $7.92
                                   =====      =====       =====      =====       =====      =====     =====      =====    =====
TOTAL RETURN BASED
ON NET ASSET VALUE:                 7.54%      5.68%       9.59%    (3.08)%      12.81%      6.57%     4.74%      8.67%  (5.36)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets      0.81%      0.77%       0.84%      0.84%       0.85%      1.71%     1.67%      1.93%    1.78%+
Net investment income to
average net assets                  5.19%      5.32%       5.56%      5.34%       5.44%      4.29%     4.42%      4.48%    4.41%+
Portfolio turnover                 11.76%     12.90%       2.96%      9.37%      30.68%     11.76%    12.90%      2.96%    9.37%++
Net Assets, End of Period
(000s omitted)                   $154,419   $162,243    $170,191   $171,469    $190,083     $1,160    $1,011       $660     $324

------------
See footnotes on page 57.

================================================================================
FINANCIAL HIGHLIGHTS


OREGON SERIES                                            CLASS A                                           CLASS D
                                   ---------------------------------------------------       -----------------------------------
                                                                                                  YEAR ENDED             2/1/94**
                                                YEAR ENDED SEPTEMBER 30,                          SEPTEMBER 30,            TO
                                   ---------------------------------------------------      -------------------------
                                    1997      1996        1995       1994        1993       1997      1996       1995    9/30/94
                                    -----     -----       -----      -----       -----      -----     -----      -----   -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of
Period                              $7.65      $7.66     $7.43       $8.08       $7.60      $7.64     $7.65      $7.43     $8.02
                                    -----      -----     -----       -----       -----      -----     -----      -----     -----
Net investment income                0.38       0.40      0.40        0.40        0.42       0.31      0.33       0.33      0.22
Net realized and unrealized
investment gain (loss)              0.26         --       0.25       (0.59)       0.48       0.27        --       0.24     (0.59)
                                    -----      -----     -----       -----       -----      -----     -----      -----     -----
Increase (Decrease) from
Investment Operations               0.64       0.40       0.65       (0.19)       0.90       0.58      0.33       0.57     (0.37)
Dividends paid or declared         (0.38)     (0.40)     (0.40)      (0.40)      (0.42)     (0.31)    (0.33)     (0.33)    (0.22)
Distributions from net gain
realized                           (0.04)     (0.01)     (0.02)      (0.06)         --      (0.04)    (0.01)     (0.02)       --
                                    -----      -----     -----       -----       -----      -----     -----      -----     -----
Net Increase (Decrease) in
Net Asset Value                     0.22      (0.01)      0.23       (0.65)       0.48       0.23     (0.01)      0.22     (0.59)
                                   -----      -----      -----       -----       -----      -----     -----      -----     -----
Net Asset Value, End of Period     $7.87      $7.65      $7.66       $7.43       $8.08      $7.87     $7.64      $7.65     $7.43
                                   =====      =====      =====       =====       =====      =====     =====      =====     =====
TOTAL RETURN BASED
ON NET ASSET VALUE:                8.60%      5.27%      9.05%     (2.38)%       12.21%      7.77%     4.33%      7.86%   (4.76)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets     0.90%      0.86%      0.86%       0.78%        0.78%     1.80%     1.76%      1.83%     1.72%+
Net investment income to
average net assets                 4.88%      5.18%      5.40%       5.20%        5.35%     3.98%     4.28%      4.41%     4.32%+
Portfolio turnover                19.46%     28.65%      2.47%       9.43%        8.08%    19.46%    28.65%      2.47%     9.43%++
Net Assets, End of Period
(000s omitted)                   $55,239    $57,345    $59,549     $59,884      $62,095    $1,678    $1,540     $1,495      $843
Without management fee waiver:*
  Net investment income per share                        $0.40       $0.39        $0.41                          $0.33     $0.22
  Ratios:
  Expenses to average net assets                         0.91%       0.89%        0.93%                          1.88%     1.82%+
  Net investment income to aver
  net assets                                             5.35%       5.09%        5.20%                          4.36%     4.22%+


SOUTH CAROLINA SERIES                                    CLASS A                                           CLASS D
                                   ---------------------------------------------------       -----------------------------------
                                                                                                  YEAR ENDED             2/1/94**
                                                YEAR ENDED SEPTEMBER 30,                          SEPTEMBER 30,            TO
                                   ---------------------------------------------------      -------------------------
                                    1997      1996        1995       1994        1993       1997      1996       1995    9/30/94
                                    -----     -----       -----      -----       -----      -----     -----      -----   -------
PER SHARE OPERATING PERFORMANCE:
Net Asset Value, Beginning of
Period                             $8.07      $7.97       $7.61      $8.52       $8.00      $8.06     $7.97      $7.61    $8.42
                                   -----      -----       -----      -----       -----      -----     -----      -----    -----
Net investment income               0.40       0.41        0.41       0.41        0.43       0.33      0.34       0.34     0.22
Net realized and unrealized
investment gain (loss)              0.22       0.12        0.37      (0.79)       0.54       0.23      0.11       0.37    (0.81)
                                   -----      -----       -----      -----       -----      -----     -----      -----    -----
Increase (Decrease) from
Investment Operations               0.62       0.53        0.78      (0.38)       0.97       0.56      0.45       0.71    (0.59)
Dividends paid or declared         (0.40)     (0.41)      (0.41)     (0.41)      (0.43)     (0.33)    (0.34)     (0.34)   (0.22)
Distributions from net gain
realized                           (0.13)     (0.02)      (0.01)     (0.12)      (0.02)     (0.13)    (0.02)     (0.01)      --
                                   -----      -----       -----      -----       -----      -----     -----      -----    -----
Net Increase (Decrease) in
Net Asset Value                     0.09       0.10        0.36      (0.91)       0.52       0.10      0.09       0.36    (0.81)
                                   -----      -----       -----      -----       -----      -----     -----      -----    -----
Net Asset Value, End of
Period                             $8.16      $8.07       $7.97      $7.61       $8.52      $8.16     $8.06      $7.97    $7.61
                                   =====      =====       =====      =====       =====      =====     =====      =====    =====
TOTAL RETURN BASED
ON NET ASSET VALUE:                7.99%      6.82%      10.69%    (4.61)%      12.52%      7.15%     5.73%      9.63%  (7.14)%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets      0.84%      0.80%       0.88%      0.83%       0.85%      1.75%     1.70%      1.85%    1.74%+
Net investment income to
average net assets                  5.04%      5.15%       5.38%      5.12%       5.19%      4.13%     4.25%      4.40%    4.29%+
Portfolio turnover                    --      20.66%       4.13%      1.81%      17.69%        --     20.66%      4.13%    1.81%++
Net Assets, End of Period
(000s omitted)                   $101,018   $108,163    $112,421    115,133    $120,589     $3,663    $2,714     $1,704   $1,478

-------------------
 * During the periods stated, the Manager, at its discretion, waived portions of its fees for the Georgia, Missouri, and Oregon Series.
** Commencement of offering of Class D shares.
 + Annualized.
++ For the year ended September 30, 1994.
See Notes to Financial Statements.

================================================================================
Report of Independent Auditors

--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN MUNICIPAL FUND SERIES, INC.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the National, Colorado, Georgia, Louisiana, Maryland, Massachusetts, Michigan, Minnesota, Missouri, New York, Ohio, Oregon, and South Carolina Series of Seligman Municipal Fund Series, Inc. as of September 30, 1997, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1997 by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each Series of Seligman Municipal Fund Series, Inc. as of September 30, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/DELOITTE & TOUCHE LLP
New York, New York
October 31, 1997

--------------------------------------------------------------------------------

                                                                File No. 2-86008

PART C.  OTHER INFORMATION
         -----------------

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements:


Part A - Financial  Highlights  for  Class A  shares  for the  ten  years  ended
         September 30, 1997.
         Financial Highlights for Class D shares for the period February 1, 1994 (commencement of operations) to September 30, 1997.

Part B - Required Financial Statements for each series of the Fund are included in the Fund's Annual Report to shareholders, dated September 30, 1997, which is incorporated by reference in the Statement of Additional Information. These Financial Statements are: Portfolios of Investments as of September 30, 1997; Statements of Assets and Liabilities as of September 30, 1997; Statements of Operations for the year ended September 30, 1997; Statements of Changes in Net Assets for the years ended September 30, 1997 and September 30, 1996; Notes to Financial Statements; Financial Highlights for the five years ended September 30, 1997 for the Fund's Class A shares and for the period February 1, 1994 (commencement of operations) to September 30, 1997 for the Fund's Class D shares; Report of Independent Auditors.


  (b) Exhibits: All Exhibits have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*) which are attached hereto.

(1)      Amended  and  Restated   Articles  of   Incorporation   of  Registrant.
         (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(2) Amended and Restated By-Laws of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(3)      Not applicable.

(4)      Copy of Specimen certificate of Capital Stock for Class D Shares.

(5) Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(6)      Distributing   Agreement  between  Registrant  and  Seligman  Financial
         Services,    Inc.    (Incorporated   by   reference   to   Registrant's
         Post-Effective Amendment No. 30 filed on January 29, 1997.)

(6a) Sales Agreement between Dealers and Seligman Financial Services, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(7) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(7a) Deferred Compensation Plan for Directors of Seligman Group of Funds. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(8) Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(9)      Not applicable.

(10)     Opinion  and  Consent  of  Counsel.   (Incorporated   by  reference  to
         Registrant's  Post-Effective  Amendment  No.  30 filed on  January  29,
         1997.)


(11)     Consent of Independent Auditors.*

(11a)    Opinion and Consent of Colorado Counsel.*

(11b)    Opinion and Consent of Georgia Counsel.*

                                                                File No. 2-86008

         -----------------

(11c)    Opinion and Consent of Louisiana Counsel.*

(11d)    Opinion and Consent of Maryland Counsel.*

(11e)    Opinion and Consent of Massachusetts Counsel.*

(11f)    Opinion and Consent of Michigan Counsel.*

(11g)    Opinion and Consent of Minnesota Counsel.*

(11h)    Opinion and Consent of Missouri Counsel.*

(11i)    Opinion and Consent of New York Counsel.*

(11j)    Opinion and Consent of Ohio Counsel.*

(11k)    Opinion and Consent of Oregon Counsel.*

(11l)    Opinion and Consent of South Carolina Counsel.*

(12)     Not applicable.


(13)     Purchase   Agreement   for   Initial   Capital   for  Class  D  shares.
         (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(14)     The Seligman IRA Plan Agreement.
         (Incorporated by reference to Exhibit 14 of Registration Statement No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(14a)    The Seligman Simple IRA Plan Set-Up Kit.
         (Incorporated by reference to Exhibit 14 of Registration Statement No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(14b)    The Seligman Simple IRA Plan Agreement.
         (Incorporated by reference to Exhibit 14 of Registration Statement No. 333-20621, Pre-Effective Amendment No. 2, filed on April 17, 1997.)

(15) Amended Administration, Shareholder Services and Distribution Plan and form of Agreement of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(16) Schedule for computation of tax equivalent yield and schedule for computation of each performance quotation provided in Registration Statement in response to Item 22. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(17) Financial Data Schedules meeting the requirements of Rule 483 under the Securities Act of 1933.*

(18) Copy of Multiclass Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)


Other Exhibits:  Powers of Attorney

ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT - None.

                                                                File No. 2-86008

         -----------------


ITEM 26. NUMBER OF HOLDERS OF SECURITIES - As of January 2, 1998, the number of record holders of each Series' Class A and Class D shares of the Registrant was as follows:

                                                Class A              Class D
                  Title of Series           Record Holders       Record Holders
                  ---------------           --------------       --------------

          National Municipal Series             2,160                 52
          Colorado Municipal Series             1,334                  8
          Georgia Municipal Series              1,055                 66
          Louisiana Municipal Series              897                 10
          Maryland Municipal Series             1,377                 58
          Massachusetts Municipal Series        2,377                 32
          Michigan Municipal Series             3,404                 60
          Minnesota Municipal Series            3,750                 55
          Missouri Municipal Series             1,345                 23
          New York Municipal Series             1,536                 31
          Ohio Municipal Series                 3,654                 39
          Oregon Municipal Series               1,523                 59
          South Carolina Municipal Series       2,095                 73


ITEM 27. INDEMNIFICATION


             Reference  is  made  to the  provisions  of  Articles  Twelfth  and
             Thirteenth  of  Registrant's   Amended  and  Restated  Articles  of
             Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-Laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 30 to the Registration Statement.


             Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER - J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to seventeen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

ITEM 28 The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D or Form ADV, filed by the Manager pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798) on June 3, 1997.

                                                                File No. 2-86008

         -----------------

ITEM 29.  PRINCIPAL UNDERWRITERS
-------   ----------------------

     (a) The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter, depositor or investment adviser are:


          Seligman Capital Fund, Inc.
          Seligman Cash Management Fund, Inc.
          Seligman Common Stock Fund, Inc.
          Seligman Communications and Information Fund, Inc.
          Seligman Frontier Fund, Inc.
          Seligman Growth Fund, Inc.
          Seligman Henderson Global Fund Series, Inc.
          Seligman High Income Fund, Inc.
          Seligman Income Fund, Inc.
          Seligman Municipal Series Trust
          Seligman New Jersey Municipal Fund, Inc.
          Seligman Pennsylvania Municipal Fund Series
          Seligman Portfolios, Inc.
          Seligman Value Fund Series, Inc.


     (b)  Name  of  each   director,   officer  or  partner  of  each  principal
          underwriter named in response to Item 21.


                        SELIGMAN FINANCIAL SERVICES, INC.
                             AS OF DECEMBER 31, 1997
                 (1)                                         (2)                                         (3)
         Name and Principal                         Positions and Offices                       Positions and Offices
          Business Address                            with Underwriter                             with Registrant
          ----------------                            ----------------                             ---------------
         WILLIAM C. MORRIS*                            Director                                    Chairman of the
                                                                                                   Board and Chief
                                                                                                   Executive Officer
         BRIAN T. ZINO*                                Director                                    President and
                                                                                                   Director
         RONALD T. SCHROEDER*                          Director                                    Director
         FRED E. BROWN*                                Director                                    Director
         WILLIAM H. HAZEN*                             Director                                    None
         THOMAS G. MOLES*                              Director                                    None
         DAVID F. STEIN*                               Director                                    None
         STEPHEN J. HODGDON*                           President and Director                      None
         CHARLES W. KADLEC*                            Chief Investment Strategist                 None
         LAWRENCE P. VOGEL*                            Senior Vice President, Finance              Vice President
         ED LYNCH*                                     Senior Vice President, Director             None
                                                       of Marketing
         MARK R. GORDON*                               Senior Vice President, Director             None
                                                       of Marketing
         GERALD I. CETRULO, III                        Senior Vice President of Sales              None
         140 West Parkway
         Pompton Plains, NJ  07444
         BRADLEY W. LARSON                             Senior Vice President of Sales              None
         367 Bryan Drive
         Alamo, CA  94526
         MICHELLE L. MCCANN                            Vice President, Manager, Retirement         None
                                                       Plans Marketing
         MICHAEL R. SANDERS                            Vice President, Product Manager             None
                                                       Managed Money Services
         CHARLES L. VON BREITENBACH, II*               Vice President, Product Manager             None
                                                       Managed Money Services
         ROBERT T. HAUSLER*                            Global Mutual Funds,                        None
                                                       Product Management

                                                                File No. 2-86008

         -----------------

                        SELIGMAN FINANCIAL SERVICES, INC.
                             AS OF DECEMBER 31, 1997
                 (1)                                         (2)                                        (3)
         Name and Principal                         Positions and Offices                      Positions and Offices
          Business Address                            with Underwriter                            with Registrant
          ----------------                            ----------------                            ---------------
         MARSHA E. JACOBY*                             Vice President, National Accounts           None
                                                       Manager
         WILLIAM W. JOHNSON*                           Vice President, Order Desk                  None
         TRACY A. SALOMON*                             Vice President, Retirement                  None
                                                       Marketing Manager
         HELEN SIMON*                                  Vice President, Sales                       None
                                                       Administration Manager
         J. BRERETON YOUNG*                            Vice President, Mutual Funds                None
                                                       Product Manager
         PETER J. CAMPAGNA                             Vice President, Regional Retirement         None
         1130 Green Meadow Court                       Plans Manager
         Acworth, GA  30102
         CHARLES E. WENZEL                             Vice President, Regional Retirement         None
         703 Greenwood Road                            Plans Manager
         Wilmington, DE  19807
         JAMES R. BESHER                               Regional Vice President                     None
         14000 Margaux Lane
         Town & Country, MO  63017
         RICHARD B. CALLAGHAN                          Regional Vice President                     None
         7821 Dakota Lane
         Orland Park, IL  60462
         BRADFORD C. DAVIS                             Regional Vice President                     None
         255 4th Avenue, #2
         Kirkland, WA  98033
         CHRISTOPHER J. DERRY                          Regional Vice President                     None
         2380 Mt. Lebanon Church Road
         Alvaton, KY  42122
         KENNETH DOUGHERTY                             Regional Vice President                     None
         8640 Finlarig Drive
         Dublin, OH  43017
         ANDREW DRALUCK                                Regional Vice President                     None
         4032 E. Williams Drive
         Phoenix, AZ  85024
         JONATHAN G. EVANS                             Senior Vice President of Sales              None
         222 Fairmont Way
         Ft. Lauderdale, FL  33326
         EDWARD S. FINOCCHIARO                         Regional Vice President                     None
         120 Screenhouse Lane
         Duxbury, MA  02332
         MICHAEL C. FORGEA                             Regional Vice President                     None
         32 W. Anapamu Street # 186
         Santa Barbara, CA  93101
         DAVID L. GARDNER                              Regional Vice President                     None
         2504 Clublake Trail
         McKinney, TX  75070
         CARLA A. GOEHRING                             Regional Vice President                     None
         11426 Long Pine
         Houston, TX  77077


                                                                File No. 2-86008

         -----------------

                        SELIGMAN FINANCIAL SERVICES, INC.
                             AS OF DECEMBER 31, 1997

                 (1)                                         (2)                                        (3)
         Name and Principal                         Positions and Offices                     Positions and Offices
          Business Address                            with Underwriter                            with Registrant
          ----------------                            ----------------                            ---------------
         MARK LIEN                                     Regional Vice President                     None
         5904 Mimosa
         Sedalia, MO  65301
         JUDITH L. LYON                                Regional Vice President                     None
         163 Haynes Bridge Road, Ste 205
         Alpharetta, CA  30201
         DAVID L. MEYNCKE                              Regional Vice President                     None
         4718 Orange Grove Way
         Palm Harbor, FL  34684
         TIM O'CONNELL                                 Regional Vice President                     None
         14872 Summerbreeze Way
         San Diego, CA  92128
         THOMAS PARNELL                                Regional Vice President                     None
         5250 Greystone Drive  #107
         Inver Grove Heights, MN  55077
         JULIANA PERKINS                               Regional Vice President                     None
         2348 Adrian Street
         Newbury Park, CA  91320
         DAVID K. PETZKE                               Regional Vice President                     None
         2714 Winding Trail Place
         Boulder, CO  80304
         NICOLAS ROBERTS                               Regional Vice President                     None
         200 Broad Street, Apt. 2225
         Stamford, CT  06901
         DIANE H. SNOWDEN                              Regional Vice President                     None
         11 Thackery Lane
         Cherry Hill, NJ  08003
         BRUCE M. TUCKEY                               Senior Vice President of Sales              None
         41644 Chathman Drive
         Novi, MI  48375
         ANDREW S. VEASEY                              Senior Vice President of Sales              None
         14 Woodside
         Rumson, NJ  07760
         STEVE WILSON                                  Regional Vice President                     None
         83 Kaydeross Park
         Saratoga Springs, NY  12866
         KELLI A. WIRTH-DUMSER                         Regional Vice President                     None
         8618 Hornwood Court
         Charlotte, NC  28215
         FRANK J. NASTA*                               Secretary                                   Secretary
         AURELIA LACSAMANA*                            Treasurer                                   None
         JEFFREY S. DEAN*                              Assistant Vice President, Marketing         None
         SANDRA FLORIS*                                Assistant Vice President, Order Desk        None
         KEITH LANDRY*                                 Assistant Vice President, Order Desk        None
         GAIL S. CUSHING*                              Assistant Vice President,                   None
                                                       National Accounts Manager
         JOSEPH M. MCGILL*                             Assistant Vice President and                None
                                                       Compliance Officer
         JACK TALVY*                                   Assistant Vice President, Internal          None
                                                       Marketing Services Manager
         JOYCE PERESS*                                 Assistant Secretary                         None

                                                                File No. 2-86008

         -----------------


* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

         (c)    Not Applicable.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS


         Custodian:        Investors Fiduciary Trust Company
                           801 Pennsylvania
                           Kansas City, MO  64105 AND
                           Seligman Municipal Fund Series, Inc.
                           100 Park Avenue
                           New York, NY  10017

ITEM 31. MANAGEMENT SERVICES - Seligman Data Corp. ("SDC"), the Registrant's shareholder service agent, has an agreement with First Data Investor Services Group ("FDISG") pursuant to which FDISG provides a data processing system for certain shareholder accounting and recordkeeping functions performed by SDC, which commenced in July 1990. For the fiscal years ended September 30, 1997, 1996 and 1995, the approximate cost of these services for each Series was:



                                                      1997         1996        1995
                                                      ----         ----        ----
              National Municipal Series             $12,400      $13,300     $14,000
              Colorado Municipal Series               7,500        7,900       8,600
              Georgia Municipal Series                6,300        6,900       7,300
              Louisiana Municipal Series              4,800        5,100       5,500
              Maryland Municipal Series               7,800        8,200       8,600
              Massachusetts Municipal Series         13,100       13,900      14,800
              Michigan Municipal Series              19,500       18,900      19,800
              Minnesota Municipal Series             20,500       21,800      23,200
              Missouri Municipal Series               7,500        7,900       8,300
              New York Municipal Series               8,300        8,700       9,400
              Ohio Municipal Series                  19,600       20,600      21,700
              Oregon Municipal Series                 8,500        8,900       9,500
              South Carolina Municipal Series        11,800       12,800      13,900


ITEM 32. UNDERTAKINGS - The Registrant undertakes: (1) if requested to do so by the holders of at least ten percent of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940; and (2) to furnish to each person to whom a prospectus is delivered, a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 31 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 27th day of January, 1998.


                                 SELIGMAN MUNICIPAL FUND SERIES, INC.



                                  By: /s/ WILLIAM C. MORRIS
                                     ---------------------------------
                                          William C. Morris, Chairman*


        Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 31 has been signed below by the following persons in the capacities indicated on January 27, 1998.

           SIGNATURE                          TITLE



/s/ WILLIAM C. MORRIS                         Chairman of the Board (Principal
-----------------------------------           executive officer) and Director
William C. Morris*



/s/ BRIAN T. ZINO                             President and Director
-----------------------------------
Brian T. Zino



/s/ THOMAS G. ROSE                            Treasurer (Principal financial and
-----------------------------------           accounting officer)
Thomas G. Rose


John R. Galvin, Director            )
Alice S. Ilchman, Director          )
Frank A. McPherson, Director        )
John E. Merow, Director             )         /s/ BRIAN T. ZINO
Betsy S. Michel, Director           )         ---------------------------------
James C. Pitney, Director           )         *Brian T. Zino, Attorney-in-fact
James Q. Riordan, Director          )
Richard R. Schmaltz, Director       )
Robert L. Shafer, Director          )
James N. Whitson, Director          )

                                                                File No. 2-86008

                      SELIGMAN MUNICIPAL FUND SERIES, INC.
                     Post-Effective Amendment No. 31 to the
                       Registration Statement on Form N-1A

                                  EXHIBIT INDEX

24 (b)(11)                  Consent of Independent Auditors

24 (b)(11)(a)               Opinion and Consent of Colorado Counsel

24 (b)(11)(b)               Opinion and Consent of Georgia Counsel

24 (b)(11)(c)               Opinion and Consent of Louisiana Counsel

24 (b)(11)(d)               Opinion and Consent of Maryland Counsel

24 (b)(11)(e)               Opinion and Consent of Massachusetts Counsel

24 (b)(11)(f)               Opinion and Consent of Michigan Counsel

24 (b)(11)(g)               Opinion and Consent of Minnesota Counsel

24 (b)(11)(h)               Opinion and Consent of Missouri Counsel

24 (b)(11)(i)               Opinion and Consent of New York Counsel

24 (b)(11)(j)               Opinion and Consent of Ohio Counsel

24 (b)(11)(k)               Opinion and Consent of Oregon Counsel

24 (b)(11)(l)               Opinion and Consent of South Carolina Counsel

24 (b)(17)                  Financial Data Schedules

Other Exhibits              Powers of Attorney